SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Materials under 14a-12

Pattern Energy Group Inc.

(Name of Registrant as Specified in Its Charter)

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☒	No fee required

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	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2019

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1088 Sansome Street

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock	PEGI	Nasdaq Global Select Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 3, 2019, Pattern Energy Group Inc., a Delaware corporation (the “Company”), Pacific US Inc., a Delaware corporation (“Parent”) that is controlled by Canada Pension Plan Investment Board (“CPPIB”), and Pacific BidCo US Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of certain specified conditions set forth therein, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company’s Board of Directors (the “Board”) approved the Merger Agreement and the transactions contemplated thereby following the recommendation of a special committee of the Board (the “Special Committee”) consisting solely of independent and disinterested directors, to which the Board had delegated exclusive authority to consider and negotiate the Merger Agreement and the transactions contemplated thereby.

Pursuant to the Merger Agreement, each share of Class A common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Company Common Stock held by Parent or Merger Sub, shares of Company Common Stock owned by the Company (including shares held in treasury) and shares of Company Common Stock owned by stockholders who have properly made and not withdrawn or lost a demand for appraisal rights under Delaware law) will be converted into the right to receive $26.75 in cash, without interest and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, except as provided in the following sentence, (i) each outstanding Company restricted share with vesting conditioned on the passage of time will be vested and all restrictions thereon will lapse in full as of immediately before the Effective Time, and each such Company restricted share will be canceled and converted into the right to receive the Merger Consideration, (ii) each outstanding Company performance share will be vested based on the maximum level of performance and all restrictions thereon will lapse in full as of immediately before the Effective Time, and each such Company performance share will be canceled and converted into the right to receive the Merger Consideration, (iii) each outstanding Company restricted stock unit will be vested and all restrictions thereon will lapse in full as of immediately before the Effective Time and each such Company restricted stock unit will be canceled and converted into the right to receive an amount in cash, without interest, equal in value to the product of (x) the Merger Consideration multiplied by (y) the aggregate number of shares of Company Common Stock subject to such Company restricted stock unit award immediately before the Effective Time and (iv) each outstanding Company stock option will be canceled and converted at the Effective Time into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of the Merger Consideration over the per share exercise price of the applicable Company stock option multiplied by (y) the aggregate number of shares of Company Common Stock subject to such Company stock option immediately before the Effective Time. Company restricted shares and Company performance shares held by certain members of management will either (A) be cancelled and the holder will be issued units in a newly formed entity or (B) converted into restricted shares of the surviving Company, in each case, with the same terms and conditions, except the Company performance shares will be deemed satisfied at the maximum level of performance.

The stockholders of the Company will be asked to vote on the adoption of the Merger Agreement and the Merger at a special stockholder meeting that will be held on a date to be announced as promptly as reasonably practicable following the customary SEC review process (the “Company Meeting”). The closing of the Merger is subject to a condition that the Merger Agreement be adopted (a) by the affirmative vote of the holders of a majority of all of the outstanding shares of Company Common Stock and preferred stock, par value $0.01 per share, of the Company (“Company Preferred Stock”) entitled to vote thereon, voting together as a single class, and (b) if Canadian Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) applies to the Merger, the approval of the Merger by a majority of the votes cast by the holders of the outstanding shares of Company Common Stock in a vote of such holders entitled to vote on such matter other than persons whose votes are to be excluded under Part 8 of MI 61-101, including the Company, any “interested party” of the Company and any “related party” of an interested party of the Company (each as defined under MI 61-101), in each case at the Company Meeting (such adoption and approval, collectively, the “Requisite Company Approvals”). Consummation of the Merger is also subject to (i) the receipt of required governmental and regulatory approvals, (ii) the absence of any order enacted, issued, promulgated or enforced by any court or other governmental authority that restrains, enjoins or otherwise prohibits consummation of the Merger and (iii) other customary closing conditions, including the accuracy of each party’s representations and warranties, and each party’s compliance with its covenants and agreements contained in the Merger Agreement (subject in the case of this clause (iii) to certain materiality qualifiers). The closing of the Merger is not conditioned upon the closing of the transactions contemplated by the Contribution and Exchange Agreement (as described below).

Parent has obtained equity financing commitments and debt financing commitments to finance the transactions contemplated by the Merger Agreement and to pay related fees and expenses. CPPIB has committed to provide capital to Parent with an equity contribution of up to $2,640 million subject to the terms and conditions set forth in an equity commitment letter. Bank of Montreal, BMO Capital Markets Corp., Citigroup Global Markets Inc., Royal Bank of Canada and RBC Capital Markets have agreed to provide committed debt financing of $950 million. The obligations of the lenders to provide debt financing under the debt commitment letter are subject to a number of customary conditions.

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The Merger Agreement includes certain representations, warranties and covenants of the Company, Parent and Merger Sub that are customary for transactions of this type, including, among other things, covenants by the Company to (i) conduct its business in the ordinary course consistent with past practice during the interim period and (ii) call a special meeting of the stockholders to adopt the Merger Agreement. The Merger Agreement also contains a covenant that Parent will not enter into or agree to any amendment, supplement, waiver or modification of the Contribution and Exchange Agreement to the extent such amendment, supplement, modification, waiver or consent could impede or delay in any material respect the closing of the Merger or otherwise adversely affect the Company prior to the closing of the Merger.

During the period from November 3, 2019 and continuing until 11:59 p.m. (Eastern Time) on December 8, 2019 (the “Go-Shop Period”), the Company is permitted to solicit, initiate or encourage company acquisition proposals and engage in, enter into, continue or otherwise participate in any discussions or negotiations with respect to any acquisition proposal, subject to certain restrictions, including restrictions on solicitations with respect to certain parties. At the end of the Go-Shop Period, the Company is required to cease such activities, and is subject to customary non-solicitation restrictions on its ability to solicit third party proposals relating to alternative transactions or to provide information to and engage in discussions with a third party in relation to an alternative transaction, subject to certain customary exceptions to permit the Board to comply with its fiduciary duties.

The Board has resolved to recommend that stockholders vote to adopt the Merger Agreement. Prior to obtaining the Requisite Company Approvals, under specified circumstances the Board may change its recommendation that stockholders vote to adopt the Merger Agreement if the Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to make a change of recommendation would be inconsistent with its fiduciary duties as a result of (i) a material event, development, circumstance, occurrence or change in circumstances or facts (other than any changes in the market price or trading volume of the Company Common Stock or in relation to an alternative proposal) that was not known to or reasonably foreseeable by the Board, the Special Committee or any other duly authorized committee of the Board, as applicable, as of the date of the Merger Agreement or, if known, the consequences of which were not known or reasonably foreseeable by the Board, the Special Committee or any other duly authorized committee of the Board, as applicable (a “Company Intervening Event”) or (ii) an alternative proposal that did not result from a breach of the Company’s non-solicitation restrictions and which the Board, the Special Committee or any other duly authorized committee of the Board, as applicable, determines in good faith (after consultation with its financial advisors and outside legal counsel) would constitute a Superior Proposal (as such term is defined in the Merger Agreement) if consummated (in which latter case the Company may also terminate the Merger Agreement to enter into such Superior Proposal upon payment of a termination fee, as described below). Before the Board may change its recommendation in connection with a Company Intervening Event or a Superior Proposal, or terminate the Merger Agreement to accept a Superior Proposal, the Company must provide Parent with a five business day period (subject to an additional three business day period in the event of changes to the financial terms or any other material term in respect of the Superior Proposal) during which the Company will negotiate in good faith with Parent to make adjustments to the Merger Agreement before determining whether to change its recommendation in response to such Superior Proposal or otherwise.

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, (i) if the consummation of the Merger does not occur on or before August 4, 2020 (subject to extension to November 4, 2020 at the option of either party if regulatory approvals have not been received by such date), (ii) if any court or other governmental entity enacts, issues, promulgates, enforces or enters any final, non-appealable order restraining, enjoining or otherwise prohibiting consummation of the Merger, (iii) the Requisite Company Approval(s) are not obtained or (iv) the other party has breached any representation, warranty or covenant causing the failure of a closing condition (subject to a cure period).

The Merger Agreement provides that the Company would be required to pay Parent a termination fee of $79,000,000 upon termination of the Merger Agreement under specified circumstances, including (i) the termination by Parent in the event of a change of recommendation by the Board, the Special Committee or any other duly authorized committee of the Board, as applicable, and (ii) the termination by the Company to enter into a definitive agreement with respect to a Superior Proposal or if the Company enters into certain transactions within 12 months of the termination of the Merger Agreement. The Company would be required to pay Parent a termination fee of $52,700,000 upon termination of the Merger Agreement by Parent in the event of a change of recommendation by the Board, the Special Committee or any other duly authorized committee of the Board, as applicable, or by the Company to enter into a definitive agreement with respect to a Superior Proposal if such termination occurs during the Go-Shop Period, in each case, subject to certain limitations.

The Merger Agreement provides that Parent would be required to pay the Company a termination fee of $204,000,000 (the “Parent Termination Fee”) upon termination of the Merger Agreement under specified circumstances, including the termination (i) by the Company due to (x) an uncured or incurable breach by Parent or (y) Parent’s failure to consummate the Merger despite all conditions to closing having been satisfied or waived and the Company standing ready, willing and able to close (including if the debt financing is unavailable) or (ii) by either party due to the failure to obtain certain required regulatory approvals or as a result

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of an injunction if the reason for such failure or injunction is the result of Parent or its affiliates’ (including CPPIB and any of their respective operating or portfolio companies, investment funds or vehicles or investee companies) failure or refusal to comply with or agree to any regulatory conditions.

In connection with the transactions contemplated by the Merger Agreement, on November 3, 2019, CPP Investment Board Private Holdings (4) Inc. entered into a Limited Guarantee in favor of the Company (the “Limited Guarantee”). The Limited Guarantee provides for, among other things and subject to certain customary terms and conditions set forth therein, the guarantee by CPP Investment Board Private Holdings (4) Inc. of the full, complete and timely performance by Parent of certain payment obligations under the Merger Agreement, including the payment by Parent of the Parent Termination Fee when due in accordance with the Merger Agreement.

The description of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or CPPIB. The representations, warranties, covenants and agreements contained in the Merger Agreements were, or will be, made only for purposes of the Merger Agreement, as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto, as applicable (except as expressly provided therein), may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or CPPIB’s respective public disclosures, if any.

If the Merger is consummated, the Company Common Stock will be de-listed from the NASDAQ and the Toronto Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of such agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Third Amended and Restated Agreement of Limited Partnership of Pattern Energy Group Holding 2 LP

On November 1, 2019, the Agreement of Limited Partnership of Pattern Energy Group Holdings 2 LP (“PEGH 2”) was amended and restated for the third time (the “A&R PEGH2 LP Agreement”). Such A&R PEGH2 LP Agreement provided for the redesignation of the Class A units and Class B units of PEGH 2 as a single class of units. Units formerly designated as Class A units and Class B units were redesignated as Units (Capital) and Units (Profits Interest), respectively. The redesignation did not change the substantive rights and obligations of the holders of the formerly designated Class A units and Class B units.

In addition, amendments were made to the A&R PEGH2 LP Agreement to (among other things) (i) provide for the recycling of capital contributions that have been returned to the limited partners as partnership distributions, in an amount not to exceed each limited partner’s remaining Units (Capital) commitment amount and (ii) grant the Company a consent right over PEGH 2’s ability to draw funds under an uncommitted multicurrency revolving credit facility for PEGH 2 (the “PEGH 2 Facility”), but also subjects the Company and all other limited partners with Units (Capital) to punitive dilution for failure to fund a capital call needed to prevent an event of default under the PEGH 2 Facility.

The Company continues to hold an approximate 29% ownership interest in PEGH 2 after the redesignation.

A copy of the A&R PEGH2 LP Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of such agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Other Agreements

Simultaneously with the Company’s entry into the Merger Agreement, Parent, Riverstone Pattern Energy II Holdings, L.P., Pattern Energy Group Holdings 2 LP (“Pine 2.0”), Pattern Equity Holdings 2 LLC, certain members of the management team of Pattern Energy Group Holdings 2 LP and a management representative entity entered into an agreement (the “Contribution and Exchange Agreement”), pursuant to which at or following the consummation of the Merger, the Company and Pine 2.0 will be under common ownership.

The Contribution and Exchange Agreement includes certain covenants relating to the matters set forth in the Merger Agreement, including covenants by the parties thereto to (i) use their respective reasonable best efforts to take all actions reasonably necessary or advisable under the Contribution and Exchange Agreement to consummate the Merger as promptly as reasonably practicable,

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(ii) comply with the requests or requirements of governmental entities in connection with the Merger and (iii) refrain from taking certain actions that would be reasonably expected to prevent, materially delay, enjoin or materially impair the consummation of the Merger.    The Company is a third party beneficiary of each such covenant.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2019, the Company’s named executive officers (the “Executives”) entered into amended and restated employment agreements (the “Employment Agreements”).

The Employment Agreements provide, among other things, for a three-year term with automatic renewal for successive one-year periods unless either party provides a timely notice of non-renewal. In the event of a change in control, the employment term will automatically renew for a period of two years beginning on the date of such change in control with the same automatic renewal. The Employment Agreements do not provide for any severance payments upon a termination due to a non-renewal of the agreement at the Company’s election.

The Employment Agreements provide that, in the event of a qualifying termination by the Company without cause or by the Executive for good reason that occurs within 24 months of a change in control, the Executives’ outstanding equity grants will vest in full and/or become immediately exercisable as of immediately prior to the Executive’s termination of employment. With respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement as follows: (i) if a change in control and such termination each occur prior to the end of the applicable measurement period, such conditions will be deemed to have been satisfied based on achievement of target performance; and (ii) if the termination occurs following a change in control, but after the end of the applicable measurement period, the satisfaction of such condition will be based on actual achievement.

Further, the Employment Agreement with the chief executive officer provides that, upon a qualifying termination by the Company without cause or by him for good reason, he may be reimbursed for up to 18 months of premiums paid to receive continued benefit coverage under the Consolidated Omnibus Budget Reconciliation Act, or “COBRA.” The other Executives may be reimbursed for up to 12 months of COBRA premiums. Otherwise, the Employment Agreements preserve the same severance benefits provided under each Executive’s prior employment agreement.

The Employment Agreements also include a contingent cutback provision pursuant to which, in the event any payments or benefits received by the Executive would be subject to an excise tax under Section 4999 of the Internal Revenue Code, the Executive will receive the greater of (x) such payments reduced by an amount necessary to prevent any portion of the payments from being nondeductible or (y) the full amount of such payments.

Severance payable under the agreements is subject to the execution and non-revocation of a general release of claims and is also conditioned on the named executive officer’s compliance for a period of 24 months with an agreement to refrain from soliciting employees to leave their employment relationship with us.

Copies of the respective Employment Agreement of each Executive are attached hereto as Exhibits 10.2 through 10.6 and are incorporated by reference herein. The foregoing description of such agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.01.  Regulation FD Disclosure.

On November 4, 2019, the Company issued an investor presentation containing additional information relating to the Merger. A copy of such investor presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.  Other Events.

On November 4, 2019, the Company issued a joint press release with CPPIB and Riverstone Holdings LLC announcing the Merger. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

In connection with the Merger, the Company made the following communications, which were first used or made available on November 4, 2019 following the announcement of the Merger:

•	Letter sent by email to the Company’s employees, a copy of which is attached hereto as Exhibit 99.3 and is incorporated by reference herein;

•	Frequently Asked Questions for the Company’s employees, a copy of which is attached hereto as Exhibit 99.4 and is incorporated by reference herein;

•	Script for video presentation to Green Power, a copy of which is attached hereto as Exhibit 99.5 and is incorporated by reference herein;

•	Letter sent to the Company’s offtakers, a copy of which is attached hereto as Exhibit 99.6 and is incorporated by reference herein;

•	Frequently Asked Questions for the Company’s offtakers, a copy of which is attached hereto as Exhibit 99.7 and is incorporated by reference herein;

•	Letter sent to the Company’s property owners, a copy of which is attached hereto as Exhibit 99.8 and is incorporated by reference herein;

•	Frequently Asked Questions for the Company’s property owners, a copy of which is attached hereto as Exhibit 99.9 and is incorporated by reference herein;

•	Letter sent to the Company’s suppliers-partners, a copy of which is attached hereto as Exhibit 99.10 and is incorporated by reference herein;

•	Frequently Asked Questions for the Company’s suppliers-partners, a copy of which is attached hereto as Exhibit 99.11 and is incorporated by reference herein;

•	Team meeting guide for the Company’s employees, a copy of which is attached hereto as Exhibit 99.12 and is incorporated by reference herein; and

•	Town hall presentation to the Company’s employees, a copy of which is attached hereto as Exhibit 99.13 and is incorporated by reference herein.

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Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect

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interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Item 9.01.  Exhibits.

d. Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Pattern Energy Group Inc., Pacific US Inc. and Pacific BidCo US Inc., dated as of November 3, 2019.

10.1	Third Amended and Restated Agreement of Limited Partnership of Pattern Energy Group Holdings 2 LP, dated effective as of November 1, 2019.

10.2	Amended and Restated Employment Agreement by and between Pattern Energy Group Inc. and Michael M. Garland, dated as of November 3, 2019.

10.3	Amended and Restated Employment Agreement by and between Pattern Energy Group Inc. and Michael J. Lyon, dated as of November 3, 2019.

10.4	Amended and Restated Employment Agreement by and between Pattern Energy Group Inc. and Hunter H. Armistead, dated as of November 3, 2019.

10.5	Amended and Restated Employment Agreement by and between Pattern Energy Group Inc. and Esben W. Pedersen, dated as of November 3, 2019.

10.6	Amended and Restated Employment Agreement by and between Pattern Energy Group Inc. and Daniel M. Elkort, dated as of November 3, 2019.

99.1	Investor presentation dated November 4, 2019.

99.2	Joint press release issued by Pattern Energy Group Inc., CPPIB and Riverstone Holdings LLC, dated November 4, 2019.

99.3	Letter sent by email to the Company’s employees

99.4	Frequently Asked Questions for the Company’s employees

99.5	Script for video presentation to Green Power

99.6	Letter sent to the Company’s offtakers

99.7	Frequently Asked Questions for the Company’s offtakers

99.8	Letter sent to the Company’s property owners

99.9	Frequently Asked Questions for the Company’s property owners

99.10	Letter sent to the Company’s suppliers-partners

99.11	Frequently Asked Questions for the Company’s suppliers-partners

99.12	Team meeting guide for the Company’s employees

99.13	Town hall presentation to the Company’s employees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2019

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name:	Kim H. Liou
Title:	General Counsel and Secretary

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Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

among

PATTERN ENERGY GROUP INC.,

PACIFIC US INC.

and

PACIFIC BIDCO US INC.

Dated as of November 3, 2019

i

ii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of November 3, 2019, is among PATTERN ENERGY GROUP INC., a Delaware corporation (the “Company”), PACIFIC US INC., a Delaware corporation (“Parent”), and PACIFIC BIDCO US INC., a Delaware corporation and a wholly owned direct subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, pursuant to this Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), and each share of Class A common stock, par value $0.01 per share, of the Company (“Company Common Stock”) shall be converted into the right to receive the Merger Consideration (as defined below) upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Riverstone Pattern Energy II Holdings, L.P. (“Redwood”), Pattern Energy Group Holdings 2 LP (“Pine 2.0”), Pattern Equity Holdings 2 LLC, certain members of the management team of Pattern Energy Group Holdings 2 LP and a management representative entity are entering into an agreement (the “Pine 2.0 Acquisition Agreement”), pursuant to which at or following the Closing, the Company and Pine 2.0 will be under common ownership (the “Pine 2.0 Acquisition”);

WHEREAS, as a material inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Parent and Merger Sub have delivered to the Company a limited guarantee pursuant to which CPP Investment Board Private Holdings (4) Inc. has guaranteed certain of Parent and Merger’s Sub’s obligations under this Agreement (the “Limited Guarantee”);

WHEREAS the special committee (the “Company Special Committee”) of the board of directors of the Company (the “Company Board”) has unanimously (a) determined that the Merger and the other transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and its stockholders and (b) resolved to recommend that the Company Board approve and declare advisable the Merger and the other transactions contemplated by this Agreement;

WHEREAS the Company Board (acting upon the unanimous recommendation of the Company Special Committee) has approved and declared advisable the Merger and the other transactions contemplated by this Agreement;

WHEREAS, each of the board of directors of Merger Sub and the board of directors of Parent (the “Parent Board”) has unanimously approved and declared advisable this Agreement, the Merger and the transactions contemplated by this Agreement and the Pine 2.0 Acquisition Agreement; and

WHEREAS the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. The Merger shall have the effects specified in the DGCL.

Section 1.2 Closing. Unless otherwise mutually agreed in writing between the Company and Parent, the closing for the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, no later than the fourth business day following the day on which the last to be satisfied or waived of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions), shall be satisfied or waived in accordance with this Agreement or such other date as otherwise mutually agreed (the “Closing Date”). For purposes of this Agreement, the term “business day” shall mean any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York or the City of Toronto.

Section 1.3 Effective Time. On the Closing Date, as soon as practicable following the Closing, the Company and Parent shall cause a Certificate of Merger (the “Delaware Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the time when the Delaware Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the parties in writing and specified in the Delaware Certificate of Merger (the “Effective Time”).

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ARTICLE II

SURVIVING CORPORATION CORPORATE MATTERS

Section 2.1 Surviving Corporation Certificate of Incorporation and By-Laws. The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated at the Effective Time to read in the form of Exhibit A and, as so amended and restated, such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation as of the Effective Time, until thereafter changed or amended as provided therein or pursuant to applicable Laws (as defined in Section 4.2(i)). The parties shall take all necessary action such that, as of the Effective Time, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation, except that all references to Merger Sub’s name shall be replaced by references to the name of the Surviving Corporation, until thereafter changed or amended as provided therein or pursuant to applicable Laws.

Section 2.2 Directors and Officers of the Surviving Corporation. The directors of Merger Sub shall be the directors of the Surviving Corporation immediately following the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. Each of Parent, Merger Sub and the Company shall take all action necessary to implement the provisions of this Section 2.2.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 3.1 Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:

(a) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time other than the Excluded Shares (as defined in Section 3.3(h)) (each, an “Eligible Share” and collectively, “Eligible Shares”), shall be converted into the right to receive $26.75 per share of Company Common Stock, in cash, without interest (the “Merger Consideration”). At the Effective Time, all Eligible Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and (A) each certificate that immediately prior to the Effective Time represented any such Eligible Shares (a “Certificate”; provided, however, than any references herein to “Certificates” are deemed to include references to effective affidavits of loss in accordance with Section 3.2(i)) and (B) each book-entry account that immediately prior to the Effective Time represented any uncertificated Eligible Shares (a “Book-Entry Share”), shall thereafter represent only the right to receive the Merger Consideration and any dividends or other distributions to which holders become entitled, without interest. For the avoidance of doubt, subject to Section 5.1(a)(vi), nothing in this Agreement shall affect the right of the holders of shares of Company Common Stock to receive any dividend or other distribution which is declared on Company Common Stock, the record date of which occurs prior to the Effective Time and the payment date of which occurs prior to, on or after the Effective Time.

(b) Capital Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

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(c) Cancellation or Conversion of Excluded Shares. Each Excluded Share shall, by virtue of the Merger and without any action on the part of the holder of such Excluded Share, cease to be outstanding, be canceled without payment of any consideration therefor and shall cease to exist, subject to any rights the holder thereof may have under Section 3.2(g).

(d) Cancellation of Treasury Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by the Company and each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by Parent or Merger Sub shall no longer be outstanding and shall automatically be canceled and cease to exist, and no consideration shall be delivered in exchange therefor.

(e) Certain Adjustments. If, between the date of this Agreement and the Effective Time (and as permitted by this Agreement), the outstanding shares of Company Common Stock is changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or if any similar event occurs, then the Merger Consideration shall be appropriately and proportionately adjusted to provide to the holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event.

Section 3.2 Surrender of Certificates and Book-Entry Shares.

(a) Paying Agent. Prior to the Effective Time, Parent shall appoint a commercial bank or trust company that is reasonably acceptable to the Company to act as a paying agent (the “Paying Agent”) who shall also act as agent for the holders of Eligible Shares for the delivery of the Merger Consideration and who shall obtain no rights or interests in the shares represented thereby. At or prior to the Effective Time, Parent shall deposit with the Paying Agent for the benefit of the holders of Eligible Shares a cash amount in immediately available funds necessary for the Paying Agent to make payments of the aggregate Merger Consideration under Section 3.2(a). In addition, Parent shall deposit with the Paying Agent, from time to time as needed, cash sufficient to pay any dividends or other distributions that holders of Company Common Stock have the right to receive. All such cash deposited with the Paying Agent pursuant to this Section 3.2(a) is hereinafter referred to as the “Payment Fund”. The agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company.

(b) Payment Procedures. As soon as reasonably practicable after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of an Eligible Share converted pursuant to Section 3.1(a) into the right to receive the Merger Consideration (i) a letter of transmittal in customary form as reasonably agreed by the parties which (A) shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent or, in the case of Book-

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Entry Shares, upon adherence to the procedures set forth in the letter of transmittal and (B) shall have such other provisions as the Company and Parent may reasonably specify and (ii) instructions for effecting the surrender of the Certificates or Book-Entry Shares in exchange for the Merger Consideration.

(i) Upon surrender of a Certificate or of a Book-Entry Share to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor (after giving effect to any required Tax withholdings as provided in Section 3.2(g)), a cash amount in immediately available funds equal to (A) (1) the number of Eligible Shares that such Certificate or Book-Entry Share represented immediately prior to the Effective Time multiplied by (2) the Merger Consideration plus (B) any dividends or other distributions that such holder has the right to receive, and the Certificate or Book-Entry Share so surrendered shall immediately be canceled.

(ii) Until surrendered as contemplated by this Section 3.2, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holder of such Certificate or Book-Entry Share has the right to receive in respect of the aggregate number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Share pursuant to Section 3.1 and any dividends or other distributions that such holder has the right to receive. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate or Book-Entry Share.

(iii) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, a check representing the Merger Consideration that the holder has the right to receive pursuant to Section 3.1 and any dividends or other distributions that the holder has the right to receive may be delivered to a transferee if the Certificate representing such Company Common Stock is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable transfer Taxes (as defined in Section 4.2(n)) have been paid.

(c) No Further Ownership Rights in Company Common Stock. The cash paid in accordance with the terms of this Article III shall be deemed to have been delivered and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, (i) all holders of shares of Company Common Stock shall cease to have any rights as stockholders of the Company other than the right to receive the Merger Consideration and any dividends or other distributions that holders have the right to receive, without interest, and (ii) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. From and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates or Book-Entry Shares formerly representing shares of Company Common Stock are presented to the Surviving Corporation, Parent or the Paying Agent for any reason, such Certificates or Book-Entry Shares shall be canceled and exchanged as provided in this Article III.

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(d) Termination of Payment Fund. Any portion of the Payment Fund (including any interest or other amounts received with respect thereto) that remains unclaimed by, or otherwise undistributed to, the holders of Company Common Stock converted pursuant to the Merger for 365 days after the Effective Time shall be delivered to Parent, upon demand. Any holder of Eligible Shares who has not theretofore complied with this Article III shall thereafter look only to Parent for satisfaction of its claim for Merger Consideration and any dividends and distributions that such holder has the right to receive pursuant to this Article III.

(e) No Liability. None of the Company, Parent, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any portion of the Payment Fund or the Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Laws. Notwithstanding any other provision of this Agreement, any portion of the Merger Consideration or the cash to be paid in accordance with this Article III that remains undistributed to the holders of Company Common Stock as of the third anniversary of the Effective Time (or immediately prior to such earlier date on which the Merger Consideration or such cash would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 4.2(d)(i))), shall, to the extent permitted by applicable Laws, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto. For the purposes of this Agreement, “Person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

(f) Investment of Payment Fund. The Paying Agent shall invest any cash in the Payment Fund as directed by Parent; provided, however, that such investment shall be in (i) obligations of, or guaranteed by, the United States of America, (ii) in commercial paper obligations of issuers organized under U.S. federal or state Laws, rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, respectively, or (iii) in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks with capital exceeding $10 billion, or in mutual funds investing in such assets. Any such investment shall be for the benefit, and at the risk, of Parent, and any interest or other income resulting from such investment shall be for the benefit of Parent; provided, however, that no such investment or losses thereon shall affect the Merger Consideration or any dividends or other distributions payable to holders of Company Common Stock, and Parent shall promptly provide, or shall cause the Surviving Corporation to promptly provide, additional funds to the Paying Agent for the benefit of holders of Company Common Stock in the amount of any such losses to the extent necessary to satisfy the obligations of Parent and the Surviving Corporation under this Article III.

(g) Appraisal Rights. No Person who has perfected a demand for appraisal rights pursuant to Section 262 of the DGCL shall be entitled to receive the applicable Merger Consideration with respect to the shares of Company Common Stock owned immediately prior to the Effective Time by such Person unless and until such Person shall have

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effectively withdrawn or lost such Person’s right to appraisal under the DGCL. Each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to shares of Company Common Stock owned by such Dissenting Stockholder. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, each Excluded Share of such holder shall thereupon be treated as if it had been converted into the right to receive the applicable Merger Consideration, and Parent shall remain liable for payment of the applicable Merger Consideration for shares of Company Common Stock. The Company shall give Parent (i) prompt notice of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments that are received by the Company relating to stockholders’ rights of appraisal and (ii) the opportunity to direct and control all negotiations and proceedings with respect to demand for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make or offer to make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

(h) Withholding Rights. Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld by the Paying Agent, Parent or the Surviving Corporation, as the case may be, such withheld amounts (i) shall be remitted by the Paying Agent, Parent or the Surviving Corporation, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Paying Agent, Parent or the Surviving Corporation, as the case may be.

(i) Lost Certificates. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent (or, if subsequent to the termination of the Payment Fund and subject to Section 3.2(e), Parent) shall deliver, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration and any dividends and distributions deliverable in respect thereof pursuant to this Agreement.

Section 3.3 Treatment of Company Equity Awards.

(a) Treatment of Company Restricted Shares. At the Effective Time, each Company Restricted Share (as defined in Section 3.3(h)) (other than a Company Restricted Share set forth on Section 3.3(a) of the Company Disclosure Letter (the “Scheduled Company Restricted Shares”)) that is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder thereof, be vested and all restrictions thereon shall lapse in full as of immediately before the Effective Time; and each such Company Restricted Share shall be converted into the right to receive the Merger Consideration pursuant to Section 3.1(a).

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(b) Treatment of Company Performance Shares. At the Effective Time, each Company Performance Share (as defined in Section 3.3(h)) (other than a Company Performance Share set forth on Section 3.3(b) of the Company Disclosure Letter (the “Scheduled Company Performance Shares”)) outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder thereof, be vested based on the maximum level of performance and all restrictions thereon shall lapse for such Company Performance Share as of immediately before the Effective Time; and each such Company Performance Share shall be converted into the right to receive the Merger Consideration pursuant to Section 3.1(a).

(c) Treatment of Company RSUs. At the Effective Time, each Company RSU (as defined in Section 3.3(h)) award outstanding immediately prior to the Effective Time, shall, automatically and without any required action on the part of the holder thereof, be vested and all restrictions thereon shall lapse in full as of immediately before the Effective Time; and each such Company RSU award shall be canceled and converted into the right to receive from Parent or the Surviving Corporation an amount in cash, without interest, equal in value to the Merger Consideration multiplied by the aggregate number of shares of Company Common Stock subject to such Company RSU award immediately before the Effective Time; provided, that, notwithstanding the foregoing, any such amounts in respect of a Company RSU for which a valid deferral election has been made or that is otherwise subject to Section 409A of the Code shall not be paid earlier than the earliest time permitted under Section 409A of the Code.

(d) Treatment of Company Options. At the Effective Time, each Company Common Stock Option (as defined in Section 3.3(h)) outstanding immediately prior to the Effective Time, whether or not exercisable or vested, shall, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder thereof, be canceled and converted at the Effective Time into the right to receive from Parent or the Surviving Corporation promptly following the Effective Time an amount in cash, without interest, equal to the Option Consideration (as defined below) multiplied by the aggregate number of shares of Company Common Stock subject to such Company Common Stock Option immediately before the Effective Time; provided, that any such Company Common Stock Option with a per share exercise price that is equal to or greater than the Merger Consideration shall be canceled for no consideration. “Option Consideration” means the excess, if any, of the Merger Consideration over the per share exercise price of the applicable Company Common Stock Option.

(e) Scheduled Company Restricted Shares and Scheduled Company Performance Shares. At the Effective Time, each Scheduled Company Restricted Share and each Scheduled Company Performance Share shall be treated in accordance with Section 3.3 of the Company Disclosure Letter.

(f) Corporate Actions. At or prior to the Effective Time, the Company, the Company Board and the nominating, governance and compensation committee of the Company Board, as applicable, shall adopt all resolutions and take all actions that are necessary to effectuate the treatment of the Company Restricted Shares, Company Performance Shares, Company RSUs and Company Common Stock Options (collectively, the “Company Equity Awards”) pursuant to Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d) and 3.3(e). The payment of

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the amounts set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d) and 3.3(e) in respect of the Company Equity Awards shall be reduced by any income or employment Tax withholding required under the Code or any applicable provision of state, local or foreign Tax Law. To the extent that any amounts are so withheld and paid to the appropriate Governmental Entities, those amounts shall be treated as having been paid to the holder of that Company Equity Award for all purposes under this Agreement. Parent shall cause the Surviving Corporation to, at all times from and after the Effective Time, maintain sufficient liquid funds to satisfy their obligations to holders of Company Equity Awards pursuant to this Section 3.3. As promptly as practicable following the Effective Time and in any event not later than the third business day thereafter, Parent shall cause the Surviving Corporation to pay through its payroll system (i) to each applicable holder of a Company Restricted Share (other than a Scheduled Company Restricted Share), in such amount due and payable to such holder pursuant to Section 3.3(a) in respect of such Company Restricted Share, (ii) to each applicable holder of a Company Performance Share (other than a Scheduled Company Performance Share), in such amount due and payable to such holder pursuant to Section 3.3(b) in respect of such Company Performance Share, (iii) to each applicable holder of a Company RSU, in such amount due and payable to such holder pursuant to Section 3.3(c) in respect of such Company RSU and (iv) to each applicable holder of a Company Common Stock Option, in such amount due and payable to such holder pursuant to Section 3.3(d) in respect of such Company Common Stock Option.

(g) Termination of Company Stock Plan. At or prior to the Effective Time, the Company, the Company Board and the nominating, governance and compensation committee of the Company Board, as applicable, shall adopt all resolutions and take all actions that are necessary to (i) effectuate the termination of the Company Stock Plan as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any Subsidiary thereof and (ii) ensure that following the Effective Time no participant in the Company Stock Plan or other plans, programs or arrangements shall have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any Subsidiary thereof.

(h) Definitions. For purposes of this Agreement:

“Company Common Stock Option” means an option to purchase a share of Company Common Stock.

“Company Performance Share” means a restricted share of Company Common Stock, the vesting of which is conditioned in whole or in part on the satisfaction of performance criteria.

“Company Restricted Share” means a restricted share of Company Common Stock, the vesting of which is conditioned solely on the passage of time.

“Company RSU” means a restricted stock unit of the Company.

“Excluded Shares” shall mean the (i) shares to be canceled in accordance with Section 3.1(d) and (ii) shares of Company Common Stock that are owned by stockholders (“Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Certain Defined Terms. As used in this Agreement, the term:

“Affiliate” means, with respect to any Person, any entity directly or indirectly, controlling, controlled by, or under common control with, such Person (and, for purposes of this definition, the term “control” (including the correlative terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, (i) in no event shall Pine 2.0 be deemed to be an Affiliate of the Company or any of its Subsidiaries and (ii) for purposes of Section 7.1, in no event shall any operating or portfolio companies, investment funds or vehicles or investee companies of Canada Pension Plan Investment Board be deemed to be an Affiliate of Parent, Merger Sub or any of their respective Subsidiaries.

“Company Disclosure Letter” means the disclosure letter delivered to Parent by the Company upon or prior to entering into this Agreement.

“Company Material Adverse Effect” means any change, event, effect, circumstance or development that, individually or taken together with other changes, events, effects, circumstances or developments, has a material adverse effect on the financial condition, business, properties, assets, liabilities or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that none of the following shall constitute or be taken into account in determining whether there has been, is or would be reasonably likely to be a Company Material Adverse Effect:

(A) any changes in the general economic or political conditions or the securities, credit, currency or other financial markets in general, in each case in the United States or other countries in which the Company or any of its Subsidiaries conducts operations;

(B) any changes that are the result of factors generally affecting any international, national or regional industry (including the renewable energy industry and the electric generating industry) or market (including any wholesale markets for electric power) in which the Company or any of its Subsidiaries operates, including any changes in legal, political or regulatory conditions impacting any tax or other incentive programs for the renewable energy industry;

(C) any economic changes in any market for commodities or supplies, including electric power, used in connection with the business of the Company or any of its Subsidiaries;

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(D) any changes or proposed changes in any Laws or accounting principles or reporting standards applicable to the Company or any of its Subsidiaries or the enforcement or interpretation thereof after the date of this Agreement;

(E) any changes or effects resulting from the performance of obligations specifically required by this Agreement (other than the first sentence of Section 5.1(a)), including any actions taken by the Company or its Subsidiaries that are expressly requested or consented to by Parent in writing after the date hereof, but excluding any actions taken by the Company that would result in a breach of Section 4.2(d);

(F) any change in the Company’s credit ratings; provided, however, that the exception in this clause shall not prevent or otherwise affect a determination that any change, effect, circumstance or development that caused or contributed to such change (to the extent not otherwise excluded) has resulted in, or contributed to, a Company Material Adverse Effect;

(G) any litigation or threat of litigation arising from allegations of any breach of fiduciary duty by the Company Board or violation of Laws by the Company Board in connection with this Agreement or the Merger;

(H) any failure by the Company to meet any internal or public projections or forecasts or estimates of revenues, earnings, cash available for distribution or EBITDA for any period ending on or after the date of this Agreement; provided, however, that the exception in this clause shall not prevent or otherwise affect a determination that any change, effect, circumstance or development that caused or contributed to such failure (to the extent not otherwise excluded) has resulted in, or contributed to, a Company Material Adverse Effect; and

(I) any decline in the price of the Company Common Stock; provided, however, that the exception in this clause shall not prevent or otherwise affect a determination that any change, effect, circumstance or development that caused or contributed to such decline (to the extent not otherwise excluded) has resulted in, or contributed to, a Company Material Adverse Effect;

(J) any escalation or outbreak of hostilities, acts of terrorism (including cyber-terrorism), sabotage, acts of war, civil unrest or military conflicts;

(K) any epidemic, plague, pandemic or other outbreak or illness (including any non-human epidemic, pandemic or other similar outbreak or illness), flood, earthquake, tornado, hurricane, cyclonic storm, windstorm, volcano, tsunami or other natural disaster or act of God; and

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(L) the entry into, or any announcement or disclosure of, this Agreement, or the pendency of the transactions contemplated by this Agreement, including any effects related to or that arise out of (i) the identity of any of Parent or any of its Affiliates or (ii) any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with a customer, employee, regulator, lender or other financing source, supplier, contractor, service provider, agent or Representative;

except, with respect to clauses (A), (B), (C), (D), (J) and (K), if such changes, events, circumstances or developments have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes, events, circumstances or developments have on other similarly situated companies in the renewable energy or electric generating industry in the jurisdictions in which the Company and its Subsidiaries operate, then, to the extent not otherwise excluded from the definition of Company Material Adverse Effect, only such incremental disproportionate impact or impacts shall be taken into account in determining whether there has been, is or would be reasonably likely to be a Company Material Adverse Effect.

“Company Material Subsidiary” (each as set forth on Section 4.2(b)(ii) of the Company Disclosure Letter) means (i) Pattern Canada Operations Holding ULC, (ii) Pattern US Operations Holdings LLC, (iii) each Subsidiary of the Company that directly owns assets with 50 MW or more of generation capacity (each a “Company Material Generator”) and (iv) each Subsidiary of the Company that (A) has a direct or indirect ownership interest in a Company Material Generator and (B)(1) is a borrower under any Contract pursuant to which a third party provides debt for borrowed money or (2) has received equity financing from a third party.

“Contract” means any binding agreement, lease, license, contract, note, mortgage, indenture, arrangement or other binding obligation (whether written or oral).

“Covered Pine 2.0 Units” means the Pine 2.0 Units owned by the Company as of the date hereof and any Pine 2.0 Units owned by the Company or any of its Subsidiaries, from time to time.

“Knowledge of Parent” means the actual knowledge of those Persons set forth in Section 4.3(e) of the Parent Disclosure Letter, after reasonable inquiry.

“Knowledge of the Company” means the actual knowledge of those Persons set forth on Section 4.2(g) of the Company Disclosure Letter, after reasonable inquiry.

“made available” means that such information, document or material was (A) publicly available or (B) provided in the online data room, hosted by Intralinks, for review by the Company, Parent and their respective Representatives (as defined in Section 4.2(e)(iv)), in each case, prior to the execution of this Agreement.

“Parent Disclosure Letter” means the disclosure letter delivered to the Company by Parent prior to entering into this Agreement.

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“Parent Material Adverse Effect” means any change, event, effect, circumstance or development that, individually or taken together with other changes, events, effects, circumstances or developments, would materially impede delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.

“Pine 2.0 Units” has the meaning assigned to the term “Units” in the Third Amended and Restated Agreement of Limited Partnership of Pine 2.0, dated as of November 1, 2019, as in effect on the date hereof (the “Pine 2.0 Limited Partnership Agreement”).

“Subsidiary” means, with respect to any Person, any other Person of which (i) at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, (ii) a general partner interest or (iii) a managing member interest, is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries. For the avoidance of doubt, in no event shall Pine 2.0 be deemed to be a Subsidiary of the Company.

Section 4.2 Representations and Warranties of the Company. Except (i) as set forth in the Company Reports (as defined in Section 4.2(e)(i)) filed with or furnished to the Securities and Exchange Commission (“SEC”) and with the applicable Canadian provincial securities commissions or similar securities regulatory authorities (the “Canadian Securities Authorities”) under applicable Canadian provincial securities Laws (“Canadian Securities Laws”) on or after December 31, 2017 and publicly available no less than two business days prior to the date of this Agreement (without giving effect to any amendment or supplement to any such Company Reports filed on or after the date of this Agreement and excluding, in each case, any disclosures set forth in any risk factor section or in any other section solely to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature, in each case, other than any factual disclosure set forth in such sections) or (ii) as set forth in the Company Disclosure Letter (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent and Merger Sub that:

(a) Organization, Good Standing and Qualification.

(i) The Company is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except (other than with respect to the Company’s due organization and valid existence) as would not be, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to

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carry on its business as presently conducted, and each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, has not had and would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(ii) The Company has made available to Parent complete and correct copies of the certificates of incorporation and by-laws or comparable governing documents of the Company, each as amended to the date of this Agreement, and each as so delivered is in full force and effect as of the date of this Agreement and the Company is not in violation of any provision of its certificate of incorporation and by-laws or comparable governing documents, except such failures to be in full force and effect or violations as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(b) Capital Structure.

(i) The authorized capital stock of the Company consists of (i) 500,000,000 shares of Company Common Stock, of which 98,489,599 shares were issued and outstanding as of the close of business on October 31, 2019 (including 231,973 Company Restricted Shares and 397,219 Company Performance Shares based on the maximum level of performance) and (ii) 100,000,000 shares of preferred stock, par value $0.01 per share, of the Company (“Company Preferred Stock”), of which 10,400,000 shares of Series A Perpetual Preferred Stock, par value $0.01 per share, were outstanding as of the close of business on October 31, 2019. 20,000,000 shares of Class B common stock, par value $0.01 per share, of the Company, were previously authorized, and no shares of Class B common stock of the Company were outstanding as of the close of business on October 31, 2019. As of the close of business on October 31, 2019, 1,036,248 shares of Company Common Stock were reserved and available for issuance pursuant to the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Company Stock Plan”), of which amount (A) 382,154 shares of Company Common Stock were underlying Company Common Stock Options and (B) 146,673 shares of Company Common Stock were underlying Company RSUs. All of the outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. As of October 31, 2019, 249,481 shares of Company Common Stock and no shares of Company Preferred Stock were held by the Company in its treasury. No Subsidiary of the Company owns any shares of capital stock of the Company. As of the close of business on October 31, 2019, the Company had shares of Company Common Stock reserved for issuance underlying the indenture, dated as of July 28, 2015, among the Company, as issuer, Pattern US Finance Company LLC, as subsidiary guarantor, and Deutsche Bank Trust Company Americas, as trustees, providing for the issuance of the Company’s 4.00% Convertible Senior Notes due 2020 (the “Convertible Notes Indenture” and such notes, the “Convertible Notes”). Except as set forth above, the Company does not have any shares of capital stock or other voting securities issued or outstanding, other than shares of Company Common Stock that have become outstanding since October 31, 2019 as a result of the exercise or settlement of Company Equity Awards, which were reserved for

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issuance as set forth above. Section 4.2(b)(i) of the Company Disclosure Letter contains a correct and complete list of all Company Equity Awards outstanding as of the close of business on October 31, 2019, including the number of shares of Company Common Stock subject to each Company Equity Award and its grant date, exercise price and vesting schedule. As of the date of this Agreement, except as set forth above or on Section 4.2(b)(i) of the Company Disclosure Letter, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company to (x) issue or sell any shares of capital stock or other equity securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for, acquire or receive payments determined by reference to the value of any equity securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding or (y) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests. Upon any issuance of Company Common Stock in accordance with the terms of the Company Stock Plan or the Convertible Notes Indenture, such Company Common Stock will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any lien, charge, pledge, security interest, claim or other encumbrance (each, a “Lien”) or any preemptive rights. As of the date of this Agreement, the Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote, convertible into or exercisable for securities having the right to vote (other than the Convertible Notes) with the stockholders of the Company on any matter.

(ii) Each of (x) the outstanding shares of capital stock or other equity securities of each of the Company’s Subsidiaries owned directly or indirectly by the Company (A) have been duly authorized and are validly issued, fully paid and nonassessable and (B) are owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of any Liens, and (y) the Covered Pine 2.0 Units are owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of any Liens, in each of clauses (x) and (y), other than any (i) obligations imposed under this Agreement, (ii) restrictions under applicable securities Laws, (iii) obligations imposed on the stockholders or members of any Subsidiary of the Company or Pine 2.0 under the applicable certificate of incorporation and by-laws, limited liability company agreements or comparable governing documents or tax equity capital contribution or investment agreements, (iv) Liens granted in connection with project debt and (v) Liens set forth on Section 4.2(b)(ii)-(1) of the Company Disclosure Letter. Except as set forth on Section 4.2(b)(ii)-(2) of the Company Disclosure Letter, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to (x) issue or sell any shares of capital stock or other equity securities of any Subsidiary of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any equity securities of any Subsidiary of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding or (y) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests.

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(iii) Other than (x) customary transfer restrictions with respect to the capital stock or equity interests of any of the Company Material Subsidiaries or (y) the voting agreements, voting trusts, stockholder agreements, proxies, other agreements or understandings set forth on Section 4.2(b)(iii) of the Company Disclosure Letter, there are no voting agreements, voting trusts, stockholder agreements, proxies, other agreements or understandings to which the Company or any of the Company Material Subsidiaries (other than any project-level entities) is a party with respect to the voting of the capital stock or other equity interests of, restricting the transfer of, or providing for registration rights with respect to, the Company or any such Company Material Subsidiaries.

(c) Corporate Authority; Approval.

(i) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and, subject only to (A) the adoption of this Agreement by the holders of a majority of the total voting power of the outstanding shares of Company Common Stock and Company Preferred Stock entitled to vote on such matter, voting together as a single class, and (B) if Canadian Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) applies to the Merger, the approval of the Merger by a majority of the votes cast by the holders of the outstanding shares of Company Common Stock, in person or represented by proxy, in a vote of such holders entitled to vote on such matter other than persons whose votes are to be excluded under Part 8 of MI 61-101, including the Company, any “interested party” of the Company and any “related party” of an interested party of the Company (each as defined under MI 61-101), in each case at a stockholders’ meeting duly called and held for such purpose (the “Company Meeting”) (such adoption and approval, collectively, the “Requisite Company Approval(s)”), to perform its obligations under this Agreement and to consummate the Merger. Subject to any applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (collectively, the “Bankruptcy and Equity Exception”), this Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each other party thereto (except for the Company), constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(ii) The Company Board (acting upon the unanimous recommendation of the Company Special Committee) has, by the required vote of directors voting on the matter, (A) determined that this Agreement, the Merger and the other transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and its stockholders, (B) approved and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement, (C) resolved to recommend that the holders of shares of Company Common Stock and the holders of shares of Company Preferred Stock give the Requisite Company Approval(s) (the “Company Recommendation”) and (D) directed that this Agreement be submitted to the holders of shares of Company Common Stock and Company Preferred Stock for their

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adoption and, if MI 61-101 applies to the Merger, that the Merger be submitted to the holders of shares of Company Common Stock other than persons whose votes are to be excluded under Part 8 of MI 61-101, including the Company, any “interested party” of the Company and any “related party” of an interested party of the Company (each as defined under MI 61-101) for their approval.

(d) Governmental Filings and Approvals; No Violations; Certain Contracts.

(i) Other than filings, approvals and/or notices (A) pursuant to Section 1.3, (B) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (C) under Canadian Securities Laws, (D) under applicable NASDAQ rules, (E) in connection with regulatory approvals set forth under Section 8.1(b) of the Company Disclosure Letter, and (F) under applicable Toronto Stock Exchange (“TSX”) rules, assuming the truth and accuracy of the representations and warranties of Parent and Merger Sub in Section 4.3, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any domestic, foreign or supranational governmental or regulatory authority, agency, commission, bureau, tribunal, commissioner, body, court or other legislative, executive or judicial governmental or quasi-governmental entity or arbitral body, NASDAQ or the TSX (each a “Governmental Entity”), in connection with the execution, delivery and performance of this Agreement by the Company or the consummation of the Merger and the other transactions contemplated by this Agreement, except those of which the failure to make or obtain would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger.

(ii) The execution, delivery and performance of this Agreement by the Company do not and, assuming the Requisite Company Approval(s) is (or are) obtained, the consummation of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or by-laws of the Company or the comparable governing documents of any of its Subsidiaries, (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or default or loss of a benefit under, the creation or acceleration of any obligations under or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to any Contract binding upon the Company or any of its Subsidiaries, or (C) assuming compliance with the matters referred to in Section 4.2(d)(i), a violation of any Laws to which the Company or any of its Subsidiaries or any of their respective properties or assets is subject, except, in the case of clause (B) or (C) above, for any such breach, violation, termination, default, loss, creation, acceleration or change that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect (disregarding the exceptions set forth in clauses (E) or (L) of the definition thereof) or prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated by this Agreement. Section 4.2(d)(ii) of the Company Disclosure Letter sets forth a list of Material Company Contracts (as defined in Section 4.2(j)) as of the date of this Agreement pursuant to which consents or waivers are or may be required prior to consummation of the Merger.

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(e) Company Reports; Internal Controls; Financial Statements.

(i) The Company has timely filed or furnished, as applicable, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) and with the Canadian Securities Authorities under Canadian Securities Laws, since December 31, 2017 (the forms, statements, certifications, reports and documents filed or furnished since December 31, 2017 and those filed or furnished subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished, complied or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Canadian Securities Laws and, in each case, any rules and regulations promulgated thereunder, applicable to the Company Reports. As of their respective filing dates (or, if amended prior to the date of this Agreement, as of the date of filing of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC or the Canadian Securities Authorities subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The Company has made available to Parent all correspondence with the SEC and with the Canadian Securities Authorities since December 31, 2017 and, as of the date of this Agreement, there are no outstanding or unresolved comments from the SEC or the Canadian Securities Authorities with respect to any of the Company Reports and the Company has not filed any confidential material change report with the Canadian Securities Authorities which remains confidential. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act.

(ii) (A) The Company maintains “disclosure controls and procedures” and “internal controls over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act that are effective to (1) ensure that information required to be disclosed by the Company is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and the Canadian Securities Authorities and other public disclosure documents and (2) provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with U.S. generally accepted accounting principles applied on a consistent basis (“GAAP”) and (B) the Company has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Company Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record,

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process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Each of the Company and its Subsidiaries has substantially addressed any such deficiency, material weakness or fraud.

(iii) Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company Reports, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of this Section 4.2(e)(iii) “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder. Neither the Company nor any of its Subsidiaries has any outstanding “extensions of credit” or has arranged any outstanding “extensions of credit” to directors or executive officers in violation of Section 402 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder.

(iv) Except for matters resolved prior to the date hereof, since December 31, 2017, (i) none of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any of their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors and representatives (“Representatives”) has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company, its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company, its Subsidiaries or any of their respective officers, directors or agents to the Company Board or any committee thereof or to the chief executive officer or general counsel of the Company in accordance with Section 307 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder.

(v) (A) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) (x) complies as to form in all material respects, or, in the case of Company Reports filed after the date of this Agreement, will comply as to form in all material respects, with the published rules and regulations of the SEC and the Canadian Securities Authorities (including all applicable accounting rules) and (y) fairly presents in all material respects, or, in the case of Company Reports filed after the date of this Agreement, will fairly present in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of its date and (B) each of the

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consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) (x) complies as to form in all material respects, or, in the case of Company Reports filed after the date of this Agreement, will comply as to form in all material respects, with the published rules and regulations of the SEC and the Canadian Securities Authorities (including all applicable accounting rules) and (y) fairly presents in all material respects, or in the case of Company Reports filed after the date of this Agreement, will fairly present in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and year-end or other audit adjustments, none of which would reasonably be expected to have a Company Material Adverse Effect), in each case in this clause (v) in accordance with GAAP, except as may be noted therein.

(f) Absence of Certain Changes. Since December 31, 2018, (i) there has not been any change, event, effect, circumstance or development that, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated by this Agreement and (ii) other than in connection with the transactions contemplated by this Agreement, the Company and its Subsidiaries have conducted their businesses in the ordinary course of business consistent with past practice in all material respects and neither the Company nor any of its Subsidiaries has taken any action that if taken after the date of this Agreement would, absent Parent’s consent, constitute a breach of any of the covenants set forth in clause (iii), (vi), (vii) or (xiv) of Section 5.1(a).

(g) Litigation and Liabilities.

(i) Other than as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated by this Agreement, (A) there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their respective properties or assets, and (B) neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity specifically imposed upon the Company or any of its Subsidiaries, or any of their respective properties or assets.

(ii) Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its Subsidiaries, other than liabilities and obligations (A) set forth in the Company’s consolidated balance sheet (and the notes thereto) as of December 31, 2018, (B) incurred in the ordinary course of business consistent with past practice since December 31, 2018, (C) incurred in connection with this Agreement or (D) that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

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(h) Employee Benefits.

(i) Section 4.2(h)(i) of the Company Disclosure Letter sets forth an accurate and complete list, as of the date of this Agreement, of each material Company Plan. For purposes of this Agreement, “Company Plan” means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored, maintained, administered or contributed to by the Company, any of its Subsidiaries or Pattern Energy Group LP (“Pine LP”), a subsidiary of Pattern Energy Group Holdings LP, and which covers any current or former employee, director or other independent contractor of the Company, any of its Subsidiaries or Pine LP (each, a “Company Participant”), or with respect to which the Company, any of its Subsidiaries or Pine LP has any liability, whether direct, indirect, actual or contingent, other than a “multiemployer plan” within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each, a “Multiemployer Plan”). Company Plans include, but are not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (each such plan, a “Company ERISA Plan”), employment, retirement, severance, termination or change in control agreements, deferred compensation, equity-based, incentive, bonus, supplemental retirement, profit sharing, insurance, medical, welfare, fringe or other benefits or remuneration of any kind.

(ii) With respect to each material Company Plan, the Company has made available to Parent, to the extent applicable, accurate and complete copies of (1) the Company Plan document, including any amendments thereto, and summaries of material modifications, (2) any related trust agreements, insurance contracts, insurance policies or other documents of any funding arrangements, (3) a written description of such Company Plan if such plan is not set forth in a written document, (4) for the most recent year, any notices to or from the Internal Revenue Service (“IRS”) or any office or representative of the United States Department of Labor or any other Governmental Entity relating to any compliance or other issues with respect to any such Company Plan and (5) the most recently prepared actuarial report. Except for liabilities that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, (A) each Company Plan has been established, administered and registered in accordance with its terms and is in compliance with applicable Laws, including ERISA and the Code and (B) no event has occurred, and no condition exists, that would subject the Company or any of its Subsidiaries (or any of their respective predecessors), either directly or by reason of its affiliation with any Company ERISA Affiliate, to any Tax (as defined in Section 4.2(n)), fine, Lien, penalty or other liability or obligation imposed by ERISA, the Code or any other applicable Law arising out of or relating to any Company Plan. For purposes of this Agreement, “Company ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.

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(iii) With respect to each Company ERISA Plan, the Company has made available to Parent, to the extent applicable, accurate and complete copies of (1) the most recent summary plan description together with any summaries of all material modifications thereto, and (2) the most recent IRS determination or opinion letter. Each Company ERISA Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be qualified under Section 401(a) of the Code, and to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or tax exemption of any such Company Plan. With respect to any Company ERISA Plan, neither the Company nor any of its Affiliates has engaged in a transaction in connection with which the Company or any of its Affiliates reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material.

(iv) Neither the Company nor any Company ERISA Affiliate has ever sponsored, maintained, contributed to, been required to contribute to or otherwise had any liability or obligation with respect to an employee benefit plan that is a defined benefit plan or subject to Title IV of ERISA or Section 302 of ERISA or Sections 412 or 4971 of the Code, including any Multiemployer Plan. No Company Plan is (i) a multiple employer welfare arrangement as defined in Section 3(4) of ERISA or (ii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.

(v) No Company Plan provides post-termination or retiree life insurance, health or other medical benefits or coverage to any person, except as may be required by Section 4980B of the Code or any similar Law (as defined in Section 4.2(i)) and at no expense to the Company or any Subsidiary of the Company.

(vi) Except as set forth on Section 4.2(h)(vi) of the Company Disclosure Letter, neither the execution and delivery of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Merger and the other transactions contemplated by this Agreement will, either alone or in combination with another event: (1) entitle any Company Participant to severance pay or any material increase in severance pay (other than severance pay required by any Law), (2) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any Company Participant, (3) result in any payment that would be an “excess parachute payment” under Section 280G of the Code or (4) limit the ability of the Parent or any of its Subsidiaries to merge, amend or terminate any Company Plans. The Company and its Subsidiaries are not required to provide any gross-up, indemnification, reimbursement or other additional payment in respect of any Tax, interest or penalty related thereto.

(vii) All Company Plans that are maintained outside the jurisdiction of the United States or cover any employees or other service providers of the Company or any of its Subsidiaries who reside or work outside of the United States (each such plan, a “Company Non-U.S. Benefit Plan”) comply with applicable Law and, to the extent intended to be funded and/or book-reserved, are funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, except in each case as

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would not be likely to have a Company Material Adverse Effect. Except as would not be likely to have a Company Material Adverse Effect, each Company Non-U.S. Benefit Plan has assets or book reserves, as applicable (determined, in each case, in accordance with applicable funding standards, International Financial Reporting Standards or other applicable accounting principles) that are sufficient to provide for the payment of the relevant benefits.

(i) Compliance with Laws; Licenses. The businesses of each of the Company and its Subsidiaries have not been since December 31, 2017, and are not being, conducted in violation of any federal, state, provincial, local or foreign law, statute or ordinance, common law, or any rule, regulation, guideline, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, “Laws”), except for violations that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger. As of the date of this Agreement, no investigation by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger. Since December 31, 2017, the Company and each of its Subsidiaries has obtained and is in compliance with all licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity (“Licenses”) necessary to own, lease and operate their properties and assets and conduct their businesses as presently conducted, except those the absence of which would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. All Licenses of the Company and its Subsidiaries are in full force and effect, no default (with or without notice, lapse of time, or both) has occurred under any such License, and to the Knowledge of the Company, none of the Company or its Subsidiaries has received any written notice from any Governmental Entity threatening to suspend, revoke, withdraw, modify or decline to renew any such License, in each case, except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(j) Material Contracts.

(i) Section 4.2(j) of the Company Disclosure Letter lists all Contracts of the following types to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, in each case as of the date of this Agreement, except for this Agreement, the Company Plans and agreements filed as exhibits to or incorporated by reference into the Company Reports:

(A) any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

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(B) any Contract with any third party providing for the purchase of energy, capacity or other goods and services from the Company or any of its Subsidiaries and that (1) generated revenue from such third party in excess of $30 million in the aggregate for the Company or any of its Subsidiaries during the year ending December 31, 2018 or (2) is expected to generate revenue from such third party in excess of $30 million in the aggregate for the Company or any of its Subsidiaries during the year ending December 31, 2019;

(C) any Contract for the purchase of materials, supplies, goods, services (other than investment bankers, attorneys, accountants and other advisors), equipment or other assets (or for the licensing of or grant of rights in or to use Intellectual Property) for which payments by the Company or any of its Subsidiaries in excess of $30 million (1) were made during the year ending December 31, 2018, or (2) are expected to be made during the year ending December 31, 2019 and, in each case, which is not cancelable without penalty or other liability to the Company or any of its Subsidiaries upon notice of ninety (90) days or less;

(D) any Contract that (1) materially restricts, or purports to materially restrict, the right or ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, would materially restrict, or purport to materially restrict, the ability of Parent or any of its Affiliates) to compete with any other Person, (2) grants exclusivity or “most favored nation” or similar status to any other Person, (3) contains a standstill or similar agreement that will be in effect as of the Closing pursuant to which the Company or any of its Subsidiaries has agreed not to acquire or dispose of the assets or securities of another Person or (4) grants any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Company or any of its Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or business;

(E) any Contract that relates to the acquisition or disposition (in each case, whether by merger, consolidation, acquisition or sale of stock or otherwise) of any equity interest in any Person or a material portion of the assets of any Person, in each case that has not yet been consummated or that has continuing material obligations;

(F) any material joint venture, profit-sharing, partnership or other similar agreements;

(G) any Contract containing any settlement, non-prosecution or similar agreements involving future performance or restraints on action by the Company or any of its Subsidiaries, except as would not be expected to be material to the Company and its Subsidiaries, taken as a whole;

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(H) any Contract with an aggregate principal amount in excess of $30,000,000 (1) evidencing indebtedness of the Company or any of its Subsidiaries to any third party or (2) guaranteeing any such indebtedness of a third party;

(I) any Contract restricting the payment of dividends or the making of distributions to stockholders or the repurchase of stock or other equity of the Company or any of its Subsidiaries (other than any Contract in respect of non-recourse financing or tax equity financing in respect of a project); and

(J) any Contract, other than any agreement related to their employment, between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any of its Subsidiaries or any Person beneficially owning five percent or more of the outstanding shares of Company Common Stock or any of their respective Affiliates, on the other hand (other than any Company Plan);

Each such Contract required to be disclosed in clauses (A) through (J), whether entered into before or after the date of this Agreement is referred to herein as a “Material Company Contract”.

(ii) True and correct copies of each Material Company Contract have been made available to Parent. Except for expirations or terminations in the ordinary course of business in accordance with the terms of such Material Company Contracts, each of the Material Company Contracts is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except for such failures to be valid and binding or to be in full force and effect and enforceable as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. There is no default under any such Material Company Contracts by the Company or its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or its Subsidiaries or, to the Knowledge of the Company, any other party thereto, in each case except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(k) Real Property.

(i) Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the real property owned by the Company or the Company Material Subsidiaries (the “Company Owned Real Property”), the Company or one of the Company Material Subsidiaries, as applicable, has good, valid and marketable fee simple, or local equivalent, title to the Company Owned Real Property, free and clear of any material Company Encumbrances. Section 4.2(k)(i) of the Company Disclosure Letter contains a

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true and complete list of all material Company Owned Real Property, except for any Company Owned Real Property used in connection with, or incidental to, the generation or transmission of electric power, or the operation or maintenance of any facilities related thereto. Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Material Subsidiary, as applicable, has exclusive possession of each Company Owned Real Property, other than any use and occupancy rights, without any options to purchase, granted to third-party tenants or licensees pursuant to agreements entered into in the ordinary course of business.

(ii) With respect to the real property leased, subleased, licensed or otherwise occupied by the Company or the Company Material Subsidiaries (the “Company Leased Real Property”), the lease, sublease, license or other occupancy agreement for such property is valid, is legally binding on and enforceable by its terms against the Company or the Company Material Subsidiaries (as applicable) and, to the Knowledge of the Company, the other party thereto, and is in full force and effect, and none of the Company or any of the Company Material Subsidiaries is in breach of or default under such lease or sublease, and no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by any of the Company or the Company Material Subsidiaries, except in each case, for such invalidity, failure to be binding, unenforceability, failure to be in full force and effect, breach or default that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. Section 4.2(k)(ii) of the Company Disclosure Letter contains a true and complete list of all Company Leased Real Property involving annual payments in excess of $15,000,000 as of the date of this Agreement, except for any Company Leased Real Property used in connection with, or incidental to, the generation or transmission of electric power, or the operation or maintenance of any facilities related thereto. Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of the Company Material Subsidiaries, as applicable, has exclusive possession of each Company Leased Real Property, other than any use and occupancy rights, without any options to purchase, granted to third-party owners, tenants or licensees pursuant to agreements entered into in the ordinary course of business.

(iii) Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Material Subsidiaries have a valid and enforceable right to use any real property that is used in the business but is not Company Owned Real Property or Company Leased Real Property.

(iv) For purposes of this Section 4.2(k) only, “Company Encumbrance” means any mortgage, lien, pledge, charge, security interest, easement, covenant, or other restriction or title matter or encumbrance of any kind in respect of an asset but specifically excludes (a) specified encumbrances described in Section 4.2(k)(iv) of the Company Disclosure Letter; (b) encumbrances for current Taxes or other governmental charges not yet due and payable, or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate accruals

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or reserves have been established in accordance with GAAP; (c) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business, or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established; (d) customary encumbrances granted in connection with project debt; (e) encumbrances imposed or promulgated by laws with respect to real property and improvements, including zoning regulations; and (f) other encumbrances that do not, individually or in the aggregate, materially impair the continued use, operation, value or marketability of the specific parcel of Company Owned Real Property or Company Leased Real Property to which they relate or the conduct of the business of the Company and its Subsidiaries as presently conducted.

(l) Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s certificate of incorporation or by-laws is applicable to the Company, the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.

(m) Environmental Matters. Except as disclosed on Section 4.2(m) of the Company Disclosure Letter:

(i) the Company and the Company Material Subsidiaries are, and since the formation of the Company have been, in compliance with all Environmental Laws applicable to the ownership or operation of its business except for such noncompliance as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect;

(ii) the Company and the Company Material Subsidiaries possess, and are, and since the formation of the Company have been, in compliance with, all permits, licenses, registrations, identification numbers, authorizations and approvals (each a “Company Environmental Permit”) required under applicable Environmental Laws for the ownership or operation of their businesses as conducted at the relevant time, and all such Company Environmental Permits are valid and in good standing and no action is pending or, to the Knowledge of the Company, threatened to revoke, suspend or modify any such Company Environmental Permit, in each case other than as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect;

(iii) neither the Company nor any of the Company Material Subsidiaries has received any written claim, notice of violation, citation or government inquiry concerning any violation or alleged violation of any applicable Environmental Law or Company Environmental Permit during the past three years or that otherwise remains unresolved, except for matters that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect;

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(iv) there are no writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits or proceedings pending or, to the Knowledge of the Company, threatened, concerning compliance by the Company or any of the Company Material Subsidiaries with any Environmental Law or Company Environmental Permit except for matters that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect; and

(v) to the Knowledge of the Company, there has been no Release of, or exposure to, any Hazardous Substance in violation of or that would reasonably be expected to give rise to liability of or a claim (including any toxic tort claim) against the Company or any of the Company Material Subsidiaries under any Environmental Law or Company Environmental Permit, other than as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

As used in this Agreement: (i) “Environmental Law” means any applicable law, regulation, code, rule, directive, binding decision, order, judgment, decree or injunction issued by any Governmental Entity concerning (a) the protection of the environment (including air, water, soil, natural resources and endangered or protected species) or, as it relates to exposure to Hazardous Substances, human health and safety or (b) the use, treatment, storage, handling, Release or disposal of Hazardous Substances, in each case as presently in effect; (ii) “Hazardous Substance” means any substance, material or waste presently listed, defined, designated or classified as hazardous, toxic or radioactive, or as a contaminant or pollutant, or words of similar import, under any Environmental Law; and (iii) “Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment.

(n) Taxes. Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect:

(i) the Company and its Subsidiaries (1) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all U.S. Federal income and other Tax Returns required to be filed by any of them and all such filed Tax Returns are true, complete and accurate; (2) have paid all Taxes required to be paid by any of them, whether or not shown as due on such filed Tax Returns, including any Taxes that the Company or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or third party, other than any Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP and (3) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no such waiver has been requested in writing by any Governmental Entity;

(ii) there are no Liens on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax, other than Liens for current Taxes or other governmental charges not yet due and payable, or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP;

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(iii) there are not pending or, to the Knowledge of the Company, threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters of the Company or any of its Subsidiaries;

(iv) no deficiency for any Tax has been asserted or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries, which deficiency has not been satisfied by payment, settled or been withdrawn or is not being contested in good faith in appropriate proceedings;

(v) neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than any agreements or arrangements (1) exclusively between or among the Company and any wholly owned Subsidiary of the Company (“Wholly Owned Company Subsidiary”) or (2) with third parties made in the ordinary course of business, the primary subject matter of which is not Taxes);

(vi) neither the Company nor any of its Subsidiaries (1) has been a member of a U.S. affiliated, consolidated, combined or unitary group other than one of which the Company was the common parent or (2) to the Knowledge of the Company, has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law), as a transferee or successor, by contract or otherwise;

(vii) no written claim has been made in the past three years by any Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that any of them is or may be subject to Tax by, or required to file Tax Returns in, such jurisdiction;

(viii) within the past two years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution intended to qualify for tax-free treatment under Section 355 of the Code;

(ix) neither the Company nor any of its Subsidiaries will be required to include material amounts of income, or exclude material items of deduction, in a taxable period (or portion thereof) beginning after the Closing Date as a result of (1) a change in method of accounting occurring prior to the Closing Date, (2) an installment sale or open transaction occurring prior to the Closing Date, (3) a prepaid amount received outside the ordinary course of business prior to the Closing Date, (4) a “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) executed prior to the Closing Date or (5) an election under Section 108(i) of the Code;

(x) there are no private letter rulings that have been entered into or issued by any Governmental Entity with respect to the Company or any of its Subsidiaries that will be binding on the Company or any of its Subsidiaries with respect to any taxable period (or portion thereof) beginning after the Closing Date; and

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(xi) neither the Company nor any of its Subsidiaries has been a party to a transaction that constitutes a “listed transaction” for purposes of Section 6011 of the Code and applicable U.S. Treasury Regulations thereunder (or any similar provision of state, local or foreign Tax Law).

As used in this Agreement: (i) the term “Taxes” (and, with correlative meaning, the term “Tax”) means all taxes, imposts, levies or other like assessments or charges in the nature of a tax imposed by any Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts, and (ii) the term “Tax Returns” (and, with correlative meaning, the term “Tax Return”) means any returns (including information returns), declarations, statements, reports, elections, disclosures, schedules or forms relating to Taxes (including any amendments and attachments thereto) required to be filed with any Governmental Entity.

(o) Labor Matters.

(i) None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, Pine LP, is a party to or otherwise bound by any collective bargaining agreement or other Contract with a labor union or labor organization, and no such collective bargaining agreement or other Contract covers any employee or other service provider of the Company, its Subsidiaries or, to the Knowledge of the Company, Pine LP. To the Knowledge of the Company, there are no pending or threatened activities or proceedings of any labor union to organize any employees of the Company, any of its Subsidiaries or Pine LP.

(ii) Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, during the one year period prior to the date of this Agreement, there has not been any pending or, to the Knowledge of the Company, threatened strike, lockout, slowdown or work stoppage.

(iii) Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, since December 31, 2018, each of the Company, its Subsidiaries and, to the Knowledge of the Company, Pine LP, has been in compliance with all applicable Laws relating to employment and employment practices, including Laws relating to terms and conditions of employment, overtime wages and hours, collective bargaining, unfair labor practices, reductions in force, equal employment opportunities, employment discrimination, harassment, civil rights, safety and health, disability, immigration, background checks, paid or unpaid leave, social security governmental pension plans and the proper classification of service providers.

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(iv) Section 4.2(o)(iv) of the Company Disclosure Letter sets forth, as of the date of this Agreement, all material (1) claims pending or, to the Knowledge of the Company, threatened by or with respect to any current or former employee or independent contractor of the Company, any of its Subsidiaries or, to the Knowledge of the Company, Pine LP against the Company, any of its Subsidiaries or Pine LP, including any suits, actions, proceedings, or, to the Knowledge of the Company, investigations, whether at law or in equity, before or by a Governmental Entity or before any arbitrator and (2) judgments, decrees, injunctions, rules or orders of any Governmental Entity or arbitrator in effect or binding as to the Company, any of its Subsidiaries or, to the Knowledge of the Company, Pine LP, that, in each case of clauses (i) and (ii), relates to the current or prior employment of any employee or independent contractor of the Company, any of its Subsidiaries or Pine LP with respect to a violation of any employment Laws or discriminatory conduct.

(v) No material audit by a Governmental Entity is being conducted, or to the Knowledge of the Company, is pending in respect of any foreign workers.

(p) Intellectual Property and Information Technology.

(i) Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, the Company and each of its Subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use, all registered and unregistered trademarks, trade names, service marks, service names, logos, trade dress, assumed names, source identifiers, Internet domain names, registered and unregistered copyrights (including copyrights in software), patents and patent applications, trade secrets, know-how, designs, techniques, methods, processes, business and technical data, including any applications, registrations, renewals, reissues, divisions, continuations, continuations-in-part, extensions and supplementary registrations for any of the foregoing, and the goodwill associated with any of the foregoing (collectively, “Intellectual Property”) used in any of their respective businesses as currently conducted. Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect: (i) the Company or a Subsidiary of the Company exclusively owns, free of all Liens and exclusive licenses, all Intellectual Property it owns or purports to own (“Owned Intellectual Property”), (ii) the Owned Intellectual Property is subsisting, and, to the Knowledge of the Company, valid and enforceable, (iii) there is no pending or, to the Knowledge of the Company, threatened claim by any Person alleging infringement, misappropriation or other violation by the Company or any of its Subsidiaries for their use of the Intellectual Property of such Person, (iv) to the Knowledge of the Company, since December 31, 2018, the conduct of the businesses of the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate any Intellectual Property of any Person, (v) neither the Company nor any of its Subsidiaries has brought any claim against any Person regarding the infringement, misappropriation or other violation of any Owned Intellectual Property, (vi) to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any Owned Intellectual Property, (vii) the Company and its Subsidiaries have taken commercially reasonable steps to protect and maintain the confidentiality of the trade secrets and confidential information used in the conduct of any of their respective businesses and (viii) to the extent any employees, independent contractors, consultants and service providers of the Company or any of its Subsidiaries have created or developed any Intellectual Property for or on behalf of the Company or any of its Subsidiaries, the Company or such Subsidiaries own such Intellectual Property.

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(ii) Except as would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect: (i) the computers, software, servers, phones, equipment, networks, all other information technology equipment and elements, all data contained in any of the foregoing and all documentation associated with any of the foregoing (collectively, the “IT Assets”) owned by or otherwise used in the businesses of the Company or any of its Subsidiaries operate and perform in all material respects in accordance with their documentation and functional specifications and (ii) the Company and each of its Subsidiaries have implemented reasonable backup, security and disaster recovery technology consistent with industry practices, and have taken reasonable steps in accordance with industry standards to secure such IT Assets from unauthorized access, disclosure or use by any Person, and, to the Knowledge of the Company, there have been no material breaches, interruptions or violations of the same.

(q) Insurance. All material insurance policies maintained by the Company or any of its Subsidiaries (“Company Insurance Policies”) provide coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets in such amounts and with such deductibles, as are commercially reasonable. Each Company Insurance Policy is in full force and effect and all premiums due with respect to all Company Insurance Policies have been paid, with such exceptions that would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of the Company Material Subsidiaries has received, as of the date of this Agreement, written notice of any pending or threatened cancellation with respect to any Company Insurance Policy. The Company and each of the Company Material Subsidiaries is in compliance with all conditions contained in the Company Insurance Policies, except where the failure to so comply would not be, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

(r) Opinion of Financial Advisor. The Company Special Committee has received the opinion of its financial advisor, Evercore Group L.L.C., to the effect that, as of the date of such opinion, and subject to the various limitations, assumptions, factors and matters set forth therein, the Merger Consideration to be received by the holders of shares of Company Common Stock (other than holders of Excluded Shares) pursuant to this Agreement is fair from a financial point of view to such holders.

(s) Brokers, Finders and Other Advisors. Other than with respect to Evercore Group L.L.C. and Goldman, Sachs & Co. LLC, neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated by this Agreement.

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(t) Anti-Corruption.

(i) None of the Company and its Subsidiaries, or, to the Knowledge of the Company, any of their respective officers, directors, employees or agents has, since December 31, 2017, taken any action in material violation of any applicable Anti-Corruption Laws or Trade Controls Laws.

(ii) None of the Company and its Subsidiaries, or, to the Knowledge of the Company, any of their respective officers, directors, employees or agents has, since December 31, 2017, directly or indirectly, made or authorized any offer, gift, payment or promise of, any money or anything else of value, or provided any benefit to any Government Official for the purposes of improperly (A) influencing any act or decision of such Government Official in his official capacity, (B) inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Government Official, (C) securing any improper advantage or (D) inducing such Government Official to use his or her influence with another Government Official, in order to obtain or retain business or direct any business to the Company or its Subsidiaries.

(iii) The Company and its Subsidiaries have instituted, maintained and enforced policies and procedures designed to promote and reasonably ensure compliance with all applicable Anti-Corruption Laws, including the FCPA.

As used in this Agreement: (i) “Anti-Corruption Laws” means the FCPA, the Corruption of Foreign Public Officials Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, and any anti-bribery or anti-corruption related provisions in criminal and anti-competition Laws and/or anti-bribery, anti-corruption and/or anti-money laundering Laws of any jurisdiction in which the Company or any of its Subsidiaries operates; (ii) “FCPA” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78 dd-1 et seq.); (iii) “Government Official” means (a) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, (b) any political party or party official or candidate for political office or (c) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any Person described in the foregoing clause (a) or (b) of this definition; and (iv) “Trade Controls Laws” means any applicable statutes, rules, regulations, orders, ordinances, codes, directives or other Laws administered by an agency of the U.S. government, or by a non-U.S. government (except to the extent inconsistent with U.S. law), related to export controls and economic sanctions, including the Export Administration Act of 1979, as amended (50 U.S.C. App. §§ 2401-2420), the Export Administration Regulations (15 C.F.R. Part 730 et seq.), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1707), regulations and restrictions administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (31 C.F.R. Part 500 et seq.), and Executive Orders of the President of the United States regarding restrictions on trade with designated countries and Persons.

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(u) Collateral Benefits. To the Knowledge of the Company, no related party of the Company (within the meaning of MI 61-101), together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Company Common Stock, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the transactions contemplated by this Agreement.

(v) Information Supplied. The information supplied or to be supplied by or on behalf of the Company to be contained in, or incorporated by reference in, the Proxy Statement, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date on which the Proxy Statement is first mailed to stockholders of the Company or at the time of the Company Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement that were supplied by or on behalf of Parent or Merger Sub or their respective Affiliates for use therein.

(w) No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Section 4.2, none of the Company or any of its Affiliates nor any other Person on behalf of any of them makes or has made any express or implied representation or warranty with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Merger Sub or their respective Representatives or Affiliates in connection with the transactions contemplated by this Agreement, including the accuracy or completeness thereof.

Section 4.3 Representations and Warranties of Parent and Merger Sub. Except as set forth in the Parent Disclosure Letter (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby represent and warrant to the Company that:

(a) Organization, Good Standing and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except (other than with respect to Parent’s or Merger Sub’s due organization and valid existence) as would not be, individually or in the aggregate, reasonably expected to have a Parent Material Adverse Effect. Each of Parent’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, and each of Parent and Merger Sub is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such

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qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, has not had and would not be, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect. Parent has made available to the Company complete and correct copies of the certificates of incorporation and by-laws or comparable governing documents of Parent and Merger Sub, each as amended to the date of this Agreement, and each as so delivered is in full force and effect as of the date of this Agreement, except such failures to be in full force and effect as would not be, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect.

(b) Capital Structure.

(i) The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.001 per share. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any security of Merger Sub.

(ii) Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.

(iii) No shares of Company Common Stock or other securities that are convertible, exchangeable or exercisable into Company Common Stock are owned (directly or indirectly, beneficially or of record), or controlled or directed, by Parent, Merger Sub or any of Parent’s other Subsidiaries. None of Parent, Merger Sub or any of Parent’s other Subsidiaries holds any rights to acquire or vote any shares of Company Common Stock except pursuant to this Agreement. None of Parent, Merger Sub or any of Parent’s other Subsidiaries is a “related party” of the Company (as defined under MI 61-101).

(c) Corporate Authority; Approval.

(i) Parent has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement, perform its obligations under this Agreement and consummate the Merger and the other transactions contemplated by this Agreement. No other corporate proceeding on the part of Parent is necessary to approve or adopt this Agreement or to consummate the transactions contemplated hereby (except for filing the appropriate merger documents as required by Delaware Law). Subject to the Bankruptcy and Equity Exception, this Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery by each other party hereto (except for Parent), constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms.

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(ii) Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement, perform its obligations under this Agreement and consummate the Merger. The execution and delivery of this Agreement, and performance of Merger Sub’s obligations under this Agreement and consummation of the Merger have been duly and validly approved by the board of directors of Merger Sub. The board of directors of Merger Sub has determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, and approved and declared advisable this Agreement and the Merger and the other transactions contemplated by this Agreement. Parent, as sole stockholder of Merger Sub, has approved and adopted this Agreement, the Merger and the transactions contemplated by this Agreement. No other corporate proceeding on the part of Merger Sub is necessary to approve or adopt this Agreement or to consummate the transactions contemplated hereby (except for filing the appropriate merger documents as required by Delaware Law). Subject to the Bankruptcy and Equity Exception, this Agreement has been duly executed and delivered by Merger Sub and, assuming the due authorization, execution and delivery by each other party hereto (except for Merger Sub), constitutes a legal, valid and binding agreement of Merger Sub enforceable against Merger Sub in accordance with its terms.

(d) Governmental Filings and Approvals; No Violations; Certain Contracts.

(i) Other than filings, approvals and/or notices (A) pursuant to Section 1.3, (B) under the Exchange Act, (C) in connection with regulatory approvals set forth under Section 8.1(b) of the Parent Disclosure Letter, and (D) under applicable NASDAQ and TSX rules, assuming the truth and accuracy of the representations and warranties of the Company in Section 4.2, no notices, reports or other filings are required to be made by Parent with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent or Merger Sub from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub or the consummation of the Merger and the other transactions contemplated by this Agreement, except those of which the failure to make or obtain would not be, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger.

(ii) The execution, delivery and performance by Parent and Merger Sub of this Agreement do not and the consummation of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or by-laws of Parent or the comparable governing documents of Merger Sub, (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or default or loss of a benefit under, the creation or acceleration of any obligations under or the creation of a Lien on any of the assets of Parent or Merger Sub pursuant to any Contract binding upon Parent or Merger Sub, or (C) assuming compliance with the matters referred to in Section 4.3(d)(i), a violation of any Laws to which Parent or Merger Sub or any of their respective properties or assets is subject, except, in the case of clause (B) or (C) above, for any such breach, violation, termination, default, loss, creation, acceleration or change that would not be, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated by this Agreement.

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(e) Litigation. Other than as would not be, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated by this Agreement, (A) there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, or any of their respective properties or assets, and (B) neither Parent nor any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity specifically imposed upon Parent or any of its Subsidiaries, or any of their respective properties or assets.

(f) Sufficient Funds. Parent and Merger Sub will have available to them at the Effective Time sufficient funds to perform all of their respective obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, including payment in full of the Merger Consideration and the amounts payable in connection with Section 3.3 and to pay all associated fees, costs and expenses. Parent’s and Merger Sub’s obligations under this Agreement are not subject to any conditions regarding Parent’s, Merger Sub’s or any other Person’s ability to obtain financing for the consummation of the Merger or the other transactions contemplated by this Agreement.

(g) Financing Commitments.

(i) Parent has delivered to the Company a true and complete copy of (i) the executed debt financing commitment letter with the Debt Financing Sources party thereto and any fee letters with the Debt Financing Sources party thereto associated therewith; provided that provisions in the fee letter have been redacted with respect to fees, other economic terms and “market flex” items in a customary manner; provided, further, that none of such redacted provisions impose or permit additional conditions (or the expansion of any existing conditions) on the availability of the Debt Financing at the Closing (such commitment letter, including all exhibits, schedules, annexes and amendments thereto and each such fee letter, collectively, the “Debt Commitment Letter”), pursuant to which the Debt Financing Sources party thereto have agreed, subject to the terms and conditions set forth therein, to lend the amounts set forth therein for the transactions contemplated by this Agreement (the “Debt Financing”). Parent has also delivered to the Company a true, correct and complete copy of the executed equity commitment letter (including all exhibits, schedules, annexes and amendments to such letter in effect as of the date hereof) from Canada Pension Plan Investment Board (the “Equity Investor”) (the “Equity Commitment” and together with the Debt Commitment Letter, the “Financing Commitments”), pursuant to which the Equity Investor has agreed, subject to the terms and conditions set forth therein, to invest the cash amount set forth therein for the transactions contemplated by this Agreement (the “Equity Financing”, and, together with the Debt Financing, the “Financing”). None of the Financing Commitments has been amended or modified, no such amendment or modification is contemplated and the respective commitments contained in the Financing Commitments

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have not been withdrawn or rescinded in any respect. Except for the fee letters referred to above and customary engagement letters and fee credit letters with respect to the Debt Financing (none of which reduces the amount of the Debt Financing below the Required Amounts (as defined below) (after taking into account the amount of the Equity Financing) or adversely affects the conditionality, enforceability, termination or availability of the Debt Financing), as of the date hereof, there are no side letters or contracts or other arrangements to which Parent or Merger Sub is a party that impose conditions to, affect the availability of or modify, amend or expand the conditions to the funding of the Financing or the transactions contemplated hereby other than as expressly set forth in the Financing Commitments delivered to the Company prior to the date hereof. As of the date hereof, Parent has fully paid any and all commitment or other fees in connection with the Financing Commitments that are payable on or prior to the date hereof and Parent will continue to pay in full any such amounts required to be paid as and when they become due and payable on or prior to the Closing Date. Assuming the Financing is consummated in accordance with the terms of the Financing Commitments and the satisfaction of the conditions set forth in Article VIII, the aggregate proceeds to be disbursed to Parent or Merger Sub pursuant to the Financing Commitments will be sufficient for the Parent and Merger Sub to consummate the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein and to pay all related fees and expenses associated therewith incurred or otherwise payable by Parent (collectively, the “Required Amounts”). For purposes of this Agreement, “Debt Financing Sources” means the entities that have committed to provide the Debt Financing or any replacement financing or other debt financings in connection with the transactions contemplated hereby (including the parties to the Debt Commitment Letter and any agreements or credit agreements related thereto) or who have otherwise entered into agreements in connection with the foregoing (including, without limitation, each arranger and agent) and their respective Affiliates and such entities’ and their respective Affiliates’ Representatives involved in the Debt Financing or any replacement financing or other debt financing in connection with the transactions contemplated hereby and their successors and permitted assigns.

(ii) As of the date of this Agreement, the Financing Commitments are in full force and effect and are the legal, valid and binding obligation of Parent or Merger Sub and, to the knowledge of Parent, the other parties thereto, enforceable against such parties in accordance with their terms, except as enforceability is subject to the Enforceability Exceptions. Assuming that the conditions set forth in Article VIII are satisfied at the Closing, as of the date of this Agreement, no event has occurred that (with or without notice, lapse of time, or both) would reasonably be expected to constitute a breach or default under the Financing Commitments by Parent or Merger Sub. As of the date of this Agreement, Parent has no knowledge of any facts or circumstances that are reasonably likely to result in (i) any of the conditions set forth in the Financing Commitments not being satisfied on a timely basis or (ii) the Financing not being made available to Parent on a timely basis in order to consummate the transactions contemplated by this Agreement. As of the date of this Agreement, none of the Financing Commitments have been amended or modified and the respective commitments contained in the Financing Commitments have not been withdrawn, modified or rescinded in any respect.

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(h) Absence of Arrangements with Management. Except as set forth on Section 4.3(h) of the Parent Disclosure Letter and this Agreement, there are no agreements, arrangements or understandings between Parent or Merger Sub or any of their respective Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, relating to the transactions expressly contemplated by this Agreement or the operations of the Company after the Effective Time (including relating to the compensation arrangements of any such member of the Company’s management or the Company Board).

(i) Ownership or Control of Company Securities. Parent together with its Affiliates has beneficial ownership of, or control or direction over, directly or indirectly, securities of the Company carrying less than ten per cent (10%) of the voting rights attached to all of the Company’s outstanding voting securities.

(j) Brokers, Finders and Other Advisors. Other than with respect to Merrill Lynch Canada, Inc., which Parent has employed as financial advisors, neither Parent nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated by this Agreement.

(k) Information Supplied. The information supplied or to be supplied by or on behalf of Parent or Merger Sub or their respective Affiliates, to be contained in, or incorporated by reference in, the Proxy Statement to be filed by the Company with the SEC, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date on which the Proxy Statement is first mailed to stockholders of the Company or at the time of the Company Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent with respect to information or statements made or incorporated by reference in the Proxy Statement that were not supplied by or on behalf of Parent or Merger Sub or their respective Affiliates for use therein.

(l) No Other Representations or Warranties; Independent Investigation.

(i) Except for the representations and warranties expressly set forth in this Section 4.3, none of the Parent, Merger Sub or any of their respective Affiliates nor any other Person on behalf of any of them makes or has made any express or implied representation or warranty with respect to Parent, Merger Sub or any of Parent’s other Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to the Company or its Representatives or Affiliates in connection with the transactions contemplated by this Agreement, including the accuracy or completeness thereof.

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(ii) Parent and Merger Sub acknowledge and agree (A) that, except for the specific representations and warranties of the Company contained in Section 4.2 (which to the extent provided for in this Agreement include and are subject to the Company Disclosure Letter and the Company’s filings with the SEC and the Canadian Securities Authorities as set forth in the first sentence of Section 4.2), none of the Company, its Subsidiaries or Affiliates and their respective stockholders, controlling persons and Representatives makes or has made (and Parent and Merger Sub have not relied on) any representation or warranty, either express or implied, written or oral, with respect to the Company or its Subsidiaries or Affiliates and their business, operations, technology, assets, liabilities, results of operations, financial condition, prospects, projections, budgets, estimates or operational metrics, or as to the accuracy or completeness of any of the information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided (including in any management presentations, information or descriptive memorandum, certain “data rooms” maintained by the Company, supplemental information or other materials or information with respect to any of the above) or otherwise made available to Parent, Merger Sub or any of their respective Affiliates, stockholders or Representatives, and (B) that, to the fullest extent permitted by applicable Law, none of the Company, its Affiliates or Subsidiaries, stockholders or Representatives shall have any liability or responsibility whatsoever to Parent or Merger Sub, their Affiliates or their Subsidiaries, stockholders or Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to Parent, Merger Sub, their respective Affiliates or any of their respective Subsidiaries, stockholders or Representatives, except as and only to the extent expressly set forth in this Agreement. Neither Parent nor Merger Sub has relied on any fairness opinion issued by the Company Special Committee’s financial advisor in respect of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY

Section 5.1 Interim Operations of the Company.

(a) The Company covenants that, from the date of this Agreement and prior to the Effective Time (unless Parent shall otherwise approve in writing (such approval not to be unreasonably withheld, delayed or conditioned)), and except (1) as set forth on Section 5.1(a) of the Company Disclosure Letter or (2) as otherwise expressly permitted or contemplated by this Agreement or as required by applicable Laws, the Company shall conduct the business of it and its Subsidiaries (solely to the extent that the Company controls or has the right to control such Subsidiaries’ operations) in all material respects in the ordinary course of business and, to the extent consistent with the foregoing, it and its Subsidiaries (solely to the extent that the Company controls or has the right to control such Subsidiaries’ operations) shall use their respective commercially reasonable efforts to preserve their business organizations substantially intact and maintain existing or satisfactory relations with Governmental Entities and customers, suppliers, service providers, creditors, tax equity partners and lessors having significant business dealings with them, and keep available the services of its and its Subsidiaries’ key employees;

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provided, however, that no action taken by the Company or its Subsidiaries (solely to the extent that the Company controls or has the right to control such Subsidiaries’ operations) with respect to any matter specifically addressed by any of clauses (i) through (xix) of this Section 5.1(a) shall be deemed a breach of this sentence unless such action would constitute a breach of such other clause. Without limiting the generality of, and in furtherance of, the foregoing, from the date of this Agreement until the Effective Time, except (A) as otherwise expressly permitted by this Agreement or as required by applicable Laws or any Governmental Entity with jurisdiction over the Company and its Subsidiaries (solely to the extent that the Company controls or has the right to control such Subsidiaries’ operations), (B) as Parent may approve in writing (such approval not to be unreasonably withheld, delayed or conditioned) or (C) as set forth in Section 5.1(a) of the Company Disclosure Letter, the Company shall not and shall not permit its Subsidiaries (solely to the extent that the Company controls or has the right to control such Subsidiaries’ operations), to:

(i) (1) adopt any change in the certificate of incorporation or by-laws of the Company, or (2) adopt any change (other than ministerial or administrative changes that are not adverse to the interests of Parent) in the certificate of incorporation or by-laws or other applicable governing instruments of the Company’s Subsidiaries ;

(ii) (1) merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize or completely or partially liquidate the Company or any of its Subsidiaries, except for any such transactions among Wholly Owned Company Subsidiaries, or (2) commence or file any petition seeking (x) liquidation, reorganization or other relief under any U.S. Federal, U.S. state or other bankruptcy, insolvency, receivership or similar Laws or (y) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official;

(iii) make any acquisition of (whether by merger, consolidation, acquisition of stock or assets or otherwise), or make any investment in, assets, securities, properties, operations or projects, in each case, other than (1) acquisitions pursuant to Contracts in effect as of the date of this Agreement (true and correct copies of which have been made available to Parent), (2) capital expenditures associated with a specific project or (3) acquisitions that are set forth on Section 5.1(a)(iii) of the Company Disclosure Letter;

(iv) (1) issue, sell, pledge, grant, transfer or encumber or otherwise dispose of or redeem, repurchase or otherwise acquire any shares of capital stock or other equity interests of the Company or any of its Subsidiaries or hybrid securities, profits interests, stock appreciation rights, phantom stock or securities convertible into or exchangeable for, or subscriptions, options, warrants, calls, agreements, arrangements, undertakings, commitments or other rights of any kind to acquire, any shares of capital stock of the Company or any of its Subsidiaries (other than (A) the issuance of shares or interests (which include limited liability company and similar interests) by a Wholly Owned Company Subsidiary or an entity associated with a specific project to the Company or another Wholly Owned Company Subsidiary or entity associated with a specific project, (B) the issuance of shares in respect of Company RSUs

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or Company Common Stock Options outstanding as of the date of this Agreement in accordance with their terms and the terms of the Company Stock Plan as in effect on the date of this Agreement, (C) the acquisition by the Company of shares in connection with the surrender of shares by holders of Company Common Stock Options outstanding as of the date of this Agreement in order to pay the exercise price thereof in accordance with their terms and the Company Stock Plan as in effect on the date of this Agreement or in connection with the forfeiture of any Company Equity Award, (D) the withholding of shares to satisfy Tax obligations with respect to Company Equity Awards outstanding as of the date of this Agreement in accordance with their terms and the Company Stock Plan as in effect on the date of this Agreement) and (E) the issuance of Company Equity Awards as permitted by Section 5.1(a)(xvii) or as dividend equivalents in accordance with the applicable Company Equity Award and, in each case, the actions described in clauses (B), (C) and (D) with respect to such Company Equity Awards or (2) take any action that would result in any adjustment under Section 3.1(e);

(v) make any loans, advances or capital contributions to or investments in any Person (other than among the Company, any Wholly Owned Company Subsidiary or any entity associated with a specific project or among the Wholly Owned Company Subsidiaries and/or any entities associated with specific projects);

(vi) (1) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or other equity securities, except for (A) regular quarterly cash dividends on Company Common Stock in an amount not exceeding $0.422 per share of Company Common Stock, (B) dividends paid by any direct or indirect Subsidiary to the Company (or any other direct or indirect Subsidiary of the Company) and the other equity holders of such Subsidiary, in each case on a pro rata basis in accordance with such Subsidiary’s certificate of incorporation or by-laws or other applicable governing instruments and in the ordinary course consistent with past practice of the Company, (C) dividends paid to tax equity investors in accordance with capital contribution or investment agreements or organizational documents (in each case, true and correct copies of which have been made available to Parent) or (D) cash dividends paid in accordance with the terms of the Certificate of Designations of Rights and Preferences of the Company Preferred Stock, or (2) enter into any agreement with respect to the voting of its capital stock or other equity securities;

(vii) except for (A) transactions among the Company, any Wholly Owned Company Subsidiary or any entity associated with a specific project or among the Wholly Owned Company Subsidiaries and/or any entities associated with a specific project to the extent all partners are treated equally or (B) pursuant to Contracts in effect as of the date of this Agreement (copies of which have been made available to Parent), reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire any of its capital stock (or other equity securities) or securities convertible or exchangeable into or exercisable for any shares of its capital stock (or other equity securities) (other than as set forth in Section 5.1(a)(iv));

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(viii) incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantee such indebtedness of another Person (other than a Wholly Owned Company Subsidiary), other than (x) non-recourse project-based financings obtained in the ordinary course of business consistent with past practice or (y) under existing credit facilities or Contracts for indebtedness in effect as of the date hereof;

(ix) except (1) in accordance with the Company’s capital expenditure plan as described in the financial model (a copy of which financial model has been made available to Parent), (2) any additional capital expenditures not to exceed $10,000,000 in the aggregate during any calendar quarter, or (3) expenditures related to operational emergencies, equipment failures or outages make or authorize any capital expenditures;

(x) make any material changes with respect to financial accounting methods, principles, policies, practices or procedures, except as required by GAAP;

(xi) other than with respect to transaction litigation, which is addressed in Section 5.5, settle any litigation, claim or other pending or threatened proceeding by or before a Governmental Entity involving the Company or any of its Subsidiaries if such settlement (A) with respect to the payment of monetary damages, involves the payment of monetary damages that exceed $20,000,000 individually or $50,000,000 in the aggregate during any calendar year, net of any amount covered by insurance or third-party indemnification, or (B) with respect to any non-monetary terms or conditions therein, imposes or requires actions that would or would be reasonably likely to have a material effect on the continuing operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing);

(xii) (A) make, materially change or revoke any material Tax election of the Company or any of its Subsidiaries, (B) settle or compromise any audit or proceeding relating to a material amount of Taxes of the Company or any of its Subsidiaries, (C) surrender any right to claim a Tax refund of the Company or any of its Subsidiaries for a material amount of Taxes, (D) agree to an extension or waiver of the statute of limitations period with respect to the assessment or determination of a Tax matter of the Company or any of its Subsidiaries for a material amount of Taxes (other than pursuant to an extension of time to file Tax Returns obtained in the ordinary course of business), (E) materially amend any U.S. federal income or other material Tax Return of the Company or any of its Subsidiaries, (F) make any change in any material Tax accounting method or (G) enter into any closing agreement relating to a material amount of Taxes of the Company or any of its Subsidiaries;

(xiii) except as such action would not result in a material adverse effect on the Company or a project, transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets, licenses, operations, rights, product lines or businesses of the Company, its Subsidiaries or entities associated with a specific project;

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(xiv) except as may be required by applicable Laws, become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization;

(xv) other than in the ordinary course of business, including normal vendor renewals, extensions or replacements, and other than would not have a material effect on the Company (A) (1) modify or amend in any material respect, (2) terminate, fail to renew on no less favorable terms or cancel or (3) waive, release or assign any material rights or claims with respect to, any Material Company Contract or (B) enter into any Contract that, if entered into prior to the date of this Agreement, would qualify as a Material Company Contract under any of clauses (A) through (J) of Section 4.2(j)(i);

(xvi) enter into any new line of business other than any line of business that is reasonably ancillary to any line of business as of the date of this Agreement;

(xvii) except as may be required by applicable Laws or pursuant to the terms of any Company Plan in effect on the date of this Agreement or as set forth in Section 5.1(a)(xvii) of the Company Disclosure Letter, (A) establish, adopt, terminate or amend any material Company Plan; (B) grant to any director or employee with a position at the Company classified as “Grade Level 17” or higher with total annual target compensation equal to or greater than $400,000 any increase in base salary, wages, bonuses, incentive compensation or severance, retention or other material employee benefits; (C) grant to any director or employee with a position at the Company classified as “Grade Level 17” or higher with total annual target compensation equal to or greater than $400,000 any equity-based awards (whether under the Company Stock Plan or otherwise); (D) accelerate the time of payment for, or vesting of, any compensation or benefits; (E) change any actuarial or other assumption used to calculate funding obligations or liabilities under any Company Plan; (F) other than with respect to any entity associated with a specific project in a manner that does not materially increase compensation costs, promote any employee who is an officer to a position more senior than such employee’s position as of the date of this Agreement; (G) hire or terminate without cause any officer, employee, independent contractors or consultant, other than in the ordinary course of business with respect to any such person who has or will have total annual target compensation of less than $400,000; or (H) forgive any loans, or issue any loans, to directors, officers, contractors or employees of the Company or any of its Subsidiaries;

(xviii) materially and detrimentally change its environmental policies or practices; or

(xix) agree, authorize or commit to do any of the foregoing.

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(b) Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

Section 5.2 No Solicitation or Negotiation by the Company.

(a) The Company agrees that, except as expressly permitted by this Section 5.2, neither it nor any of its Subsidiaries nor any of the officers, directors and employees of it or its Subsidiaries shall, and that it shall instruct and direct its and its Subsidiaries’ Representatives not to, directly or indirectly:

(i) solicit, initiate, knowingly encourage, induce or facilitate any inquiries or the making of any indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal (as defined below);

(ii) engage in, continue or otherwise participate in any discussions with any Person (other than the Company’s Representatives) or negotiations regarding, or provide any non-public information or data to any Person relating to, or cooperate in any way with, any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal;

(iii) except as required by Laws, waive, terminate, modify or release any Person (other than Parent and its Affiliates) from any provision of, or fail to enforce or grant any permission, waiver or request under, any confidentiality or “standstill” or similar agreement or obligation with respect to the Company or a Subsidiary of the Company; provided, however, that the Company shall not be required to take, or be prohibited from taking, any action otherwise required or prohibited under this sub-clause (iii) if the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, determines in good faith, after consultation with its outside legal counsel, that such action or inaction could reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Laws; or

(iv) execute or enter into any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement or other similar agreement (other than an Acceptable Company Confidentiality Agreement) relating to a Company Acquisition Proposal (an “Alternative Company Acquisition Agreement”).

(b) Notwithstanding Section 5.2(a), during the period commencing on the date of this Agreement and ending 35 days after the date of this Agreement (the “Solicitation Period End Time”), the Company and its Representatives may (A) take any action described in clauses (i) through (iv) of Section 5.2(a)); and (B) provide information with respect to the Company and its Subsidiaries in response to a request therefor if the Company has received or receives from such requesting Person an executed confidentiality agreement on terms (including standstill restrictions) that are not less restrictive to the other party than those contained in the

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Confidentiality Agreement (as defined below), it being understood that such confidentiality agreement need not prohibit the making, or amendment, of a confidential Company Acquisition Proposal and shall not include any term that would prevent the Company from complying with its obligations under this Agreement (any confidentiality agreement satisfying the criteria of this clause (B) being referred to as an “Acceptable Company Confidentiality Agreement”), and promptly discloses (and, if applicable, provides copies of) any such information to Parent to the extent not previously disclosed or provided.

(c) Notwithstanding Section 5.2(a), from the Solicitation Period End Time and prior to the time, but not after, the Requisite Company Approval(s) is (or are) obtained, the Company and its Representatives may (A) provide information with respect to the Company and its Subsidiaries in response to a request therefor by a Person who has made a bona fide written Company Acquisition Proposal that was not solicited by the Company and did not otherwise result from a material breach of this Section 5.2, to such Person if the Company has received or receives from such Person an executed Acceptable Company Confidentiality Agreement, and promptly discloses (and, if applicable, provides copies of) any such information to Parent to the extent not previously disclosed or provided; and (B) engage or participate in any discussions or negotiations with any Person who has made such a bona fide written Company Acquisition Proposal; if and only to the extent that, (x) prior to taking any action described in clause (A) or (B) above, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, determines in good faith after consultation with its outside legal counsel that failure to take such action could reasonably be expected to be inconsistent with such directors’ fiduciary duties under applicable Laws and (y) in each such case referred to in clause (A) or (B) above, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, has determined in good faith based on the information then available and after consultation with its outside legal counsel and financial advisor (as applicable) that such Company Acquisition Proposal either constitutes a Superior Company Proposal or is reasonably likely to result in a Superior Company Proposal.

(d) Certain Definitions. For purposes of this Agreement:

“Company Acquisition Proposal” means any proposal or offer from any Person or group (other than Parent and its Subsidiaries) relating to any (i) merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries or (ii) direct or indirect acquisition by any Person or “group” (as defined in the Exchange Act) resulting in any Person or “group” (as defined in the Exchange Act) becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of 15% or more of the total voting power or of any class of equity securities of the Company, Pattern US Operations Holdings LLC or Pattern Canada Operations Holdings ULC, or of assets representing 15% or more of the net revenues, consolidated total assets (including equity securities of its Subsidiaries), cash available for distributions or earnings before interest, Tax, depreciation and amortization of the Company and its Subsidiaries, taken as a whole, or the Company issuing equity securities of the Company in one or a series of related transactions pursuant to which the outstanding equity securities of the Company immediately preceding such transaction or transactions do not represent 85% or more of the total voting power of the surviving or resulting entity of such transaction, in each case other than the Merger.

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“Superior Company Proposal” means a bona fide Company Acquisition Proposal in writing (for purposes of this definition, replacing all references in the definition of “Company Acquisition Proposal” to “15% or more” with “more than 40%” and all reference to “85%” with “66.67%”) that the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, taking into account all legal, financial, financing (including availability thereof), regulatory and other aspects of such Company Acquisition Proposal and the Person making such Company Acquisition Proposal (including risks and timing of consummation, and any changes to the terms of this Agreement committed to by Parent in response to such Company Acquisition Proposal), that such Company Acquisition Proposal is reasonably likely to be consummated on the terms proposed, and would, if consummated, result in a transaction more favorable to the Company and its stockholders from a financial point of view than the transactions contemplated by this Agreement.

(e) No Change in Recommendation or Alternative Company Acquisition Agreement. Except as set forth in Section 5.2(f), the Company Board and each committee of the Company Board shall not, and shall not agree or resolve to:

(i) (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation, (B) fail to include the Company Recommendation in the proxy statement relating to the Company Meeting to be filed by the Company with the SEC (the “Proxy Statement”), (C) fail to publicly reaffirm the Company Recommendation within ten business days after Parent so requests in writing if a Company Acquisition Proposal is pending (except that Parent shall be entitled to make such a written request for reaffirmation only once for each Company Acquisition Proposal and once for each material amendment to such Company Acquisition Proposal), (D) if a tender offer or exchange offer for shares of capital stock of the Company that constitutes a Company Acquisition Proposal is commenced, fail to recommend (prior to the earlier of the close of business as of (x) two days prior to the Company Meeting and (y) the tenth business day after the commencement of such Company Acquisition Proposal pursuant to Rule 14d-2 under the Exchange Act) against acceptance of such tender offer or exchange offer by the stockholders of the Company (including, for these purposes, by disclosing that it is taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders, which shall constitute a failure to recommend against acceptance of such tender offer or exchange offer), or (E) approve, recommend or otherwise declare advisable or publicly propose to approve, recommend or otherwise declare advisable any Company Acquisition Proposal or make any public announcement inconsistent with the Company Recommendation (any action described in this clause (i), a “Company Recommendation Change”); or

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(ii) cause or permit the Company or any of its Subsidiaries to enter into any Alternative Company Acquisition Agreement.

(f) Notwithstanding anything to the contrary set forth in this Agreement, prior to the time, but not after, the Requisite Company Approval(s) is (or are) obtained, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board may make a Company Recommendation Change (i) following receipt of a Company Acquisition Proposal after the execution of this Agreement that did not result from a material breach of this Section 5.2 and that the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, determines in good faith (after consultation with its financial advisors and outside legal counsel) constitutes or is reasonably likely to constitute a Superior Company Proposal or (ii) solely in response to a material event, development, circumstance, occurrence or change in circumstances or facts occurring after the date hereof, in each case referred to in this clause (ii), (x) other than any changes in the market price or trading volume of the Company Common Stock; provided, however, that the exception in this clause shall not prevent or otherwise affect a Company Recommendation Change in response to any event, development, circumstance, occurrence or change in circumstances or facts that caused or contributed to such change in the market price or trading volume of the Company Common Stock, (y) that is not related to a Company Acquisition Proposal and (z) that was not known to or reasonably foreseeable by the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, as of the date of this Agreement or, if known, the consequences of which were not known or reasonably foreseeable by the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable (a “Company Intervening Event”); in each case referred to in clauses (i) and (ii) above, only if the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to take such action could reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Laws; provided, however, that the Company shall not be entitled to exercise its right to make a Company Recommendation Change until after the fifth business day following Parent’s receipt of written notice (a “Company Recommendation Change Notice”) from the Company advising Parent that the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, intends to take such action and specifying the reasons therefor, including in the case of a Superior Company Proposal a copy of the terms and conditions of any Superior Company Proposal that is the basis of the proposed action by the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board (including written proposals or offers or proposed agreements and the identity of the party making such Superior Company Proposal) (it being understood and agreed that any amendment to the financial terms or any other material term of such Company Acquisition Proposal or Superior Company Proposal shall require a new Company Recommendation Change Notice and a new three business day period). In determining whether to make a Company Recommendation Change in response to a Superior Company Proposal or otherwise, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board shall take into account any changes to the terms of this Agreement committed to by Parent, and if requested by Parent, the Company shall, and shall cause its Representatives to, engage in good faith negotiations with Parent and its Representatives during the applicable notice period regarding any changes to the terms of this Agreement proposed by Parent.

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(g) Certain Permitted Disclosure. Nothing contained in this Section 5.2 shall be deemed to prohibit the Company or the Company Board, or any duly authorized committee thereof, from (i) complying with its disclosure obligations under U.S. federal or state Laws with regard to a Company Acquisition Proposal, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (or any similar communication to the stockholders of the Company), or (ii) making any “stop-look- and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act; provided, however, that any disclosure of a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (or any similar communication to the stockholders of the Company) shall be deemed to be a Company Recommendation Change if it meets the requirements set forth in Section 5.2(e)(i).

(h) Existing Discussions. Except as permitted in accordance with Section 5.2(b), the Company agrees that, immediately following the date hereof, (i) it and its Subsidiaries and its and their officers, directors and employees will, and it will instruct and use its reasonable best efforts to cause its and its Subsidiaries’ Representatives to, cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Company Acquisition Proposal (including access to any electronic datarooms) and (ii) it will promptly request of each Person that has heretofore executed a confidentiality agreement in connection with its consideration of a Company Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries in connection with any Company Acquisition Proposal, in accordance with the applicable confidentiality agreement.

(i) Notice. The Company agrees that it will, subject to the terms of any applicable confidentiality agreements, promptly (and, in any event, within two business days) notify Parent if any inquiries, proposals or offers with respect to a Company Acquisition Proposal are received by it or any of its Representatives indicating, in connection with such notice, a copy of the terms and conditions of any proposals, offers or proposed agreements and the identity of the party making such Company Acquisition Proposal and thereafter shall keep Parent reasonably informed, on a prompt basis, of the status and terms of any such proposals or offers (including by furnishing copies of any amendments thereto) and the status of any such discussions or negotiations.

Section 5.3 Access and Reports.

(a) Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent and Merger Sub and their officers and other authorized Representatives (including the Debt Financing Sources and potential Debt Financing Sources and their respective Representatives) reasonable access during normal business hours throughout the period prior to the Effective Time, to its employees, properties, books, contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish as promptly as reasonably practicable to Parent and Merger Sub information concerning its business, properties and personnel as may reasonably be requested;

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provided, that Parent and Merger Sub and their officers and other authorized Representatives may not conduct or cause to be conducted any intrusive or invasive environmental testing (including the taking of soil, groundwater, surface water, air, or building material samples) at or under the Company Owned Real Property, the Company Leased Real Property or any other property of the Company. Notwithstanding the foregoing, no investigation pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty made by any party herein, and the foregoing shall not require the Company or its Subsidiaries to (i) permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would (A) unreasonably disrupt the operations of the Company or any of its Subsidiaries or (B) result in the disclosure of any trade secrets of third parties or violate any obligations of the Company or any of its Subsidiaries with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) disclose any privileged information of the Company or any of its Subsidiaries if the Company shall have used reasonable best efforts to allow such disclosure or access to the maximum extent that does not result in a loss of privilege. Parent shall indemnify and hold harmless the Company and its Subsidiaries for any damages, losses, costs or expenses actually incurred by the Company or its Subsidiaries that are directly caused by any negligent act or omission of Parent, Merger Sub or their officers and other authorized Representatives in connection with any such investigation conducted by Parent, Merger Sub or their officers and other authorized Representatives pursuant to this Section 5.3.

(b) All requests for information made pursuant to this Section 5.3 shall be directed to the executive officer or other Person designated by the Company and all such information shall be governed by the terms of the mutual confidentiality agreement, dated as of May 28, 2019, by and among the Company and Canada Pension Plan Investment Board (the “Confidentiality Agreement”).

Section 5.4 Takeover Statutes. If any Takeover Statute is or may become applicable to the Merger or any other transaction contemplated hereby, the Company and the Company Board shall each grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate the effects of such statute or regulation on such transactions.

Section 5.5 Transaction Litigation. The Company shall promptly notify Parent in writing of any litigation related to this Agreement or the Merger that is brought against it, its Subsidiaries and/or any of their respective directors and shall keep Parent informed on a reasonably current basis with respect to the status thereof. The Company shall give Parent the opportunity to participate, at Parent’s sole expense and subject to a customary joint defense agreement, in the defense or settlement of any such litigation and the Company shall give reasonable and good faith consideration to Parent’s advice with respect to such litigation. The Company shall not settle any such litigation without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed); provided, however, that the Company may settle any such litigation without Parent’s consent for a reasonable amount, if such settlement is only monetary in nature.

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Section 5.6 Rule 16b-3. Prior to the Effective Time, the Company may take such steps as may be reasonably necessary or advisable to cause dispositions of Company Common Stock, Company Equity Awards, and any other Company equity securities (including derivative securities) pursuant to the Merger and the other transactions contemplated by this Agreement by each individual who is a director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.7 Employee Transfer. The Company shall, prior to the Closing, to the extent permitted pursuant to the terms of the Amended and Restated Multilateral Management Services Agreement dated as of June 16, 2017 by and among the Company, Pine LP and Pine 2.0 (the “MMSA”), exercise its right to cause the PEG 1 Employee Reintegration (as defined in the MMSA) and use commercially reasonable efforts to take such reasonable actions required to effect the PEG 1 Employee Reintegration; provided, that the PEG 1 Employee Reintegration shall not occur prior to January 1, 2020; provided, further, that the effectiveness of the PEG 1 Employee Reintegration shall not be a condition to the Closing.

ARTICLE VI

COVENANTS OF PARENT AND MERGER SUB

Section 6.1 Obligations of Merger Sub. Parent shall cause Merger Sub to perform when due its obligations under this Agreement and to consummate the Merger pursuant to the terms and subject to the conditions set forth in this Agreement.

Section 6.2 Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, Parent agrees that, to the fullest extent that Parent or the Surviving Corporation would be permitted under applicable Laws, Parent will and will cause the Surviving Corporation to indemnify and hold harmless (and to also advance expenses as incurred to the fullest extent that Parent or the Surviving Corporation would be permitted to do so under applicable Laws if the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by a final judicial decision from which there is no further right to appeal that such Person is not entitled to indemnification) each present and former director and officer of the Company or any of its Subsidiaries (in each case, when acting in such capacity) and each present and former director, officer and employee of the Company or any of its Subsidiaries performing services at the request of the Company or any of its Subsidiaries as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise, including service with respect to an employee benefit plan, in each case determined as of immediately prior to the Effective Time (the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Parties’ service as a director or officer of the Company or any of its Subsidiaries or services performed by such Indemnified Parties at the request of the Company or any of its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including those arising out of or related to (i) the Merger and the other transactions contemplated by this Agreement and (ii) actions to enforce this Section 6.2. The Indemnified Party shall, with the Surviving Corporation’s prior approval (such approval not to be unreasonably withheld, delayed or conditioned), appoint its own counsel for such defense, at the Surviving Corporation’s expense.

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(b) Prior to the Effective Time, Parent shall, and, if Parent is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s insurance carrier as of the date hereof with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are substantially equivalent to those in the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that in no event shall Parent be required to pay an annual premium for such D&O Insurance in excess of 300% of the current annual premium paid by the Company for such insurance (the “Maximum Amount”); provided, however, that if such insurance can only be obtained at an annual premium in excess of the Maximum Amount, Parent shall obtain the most advantageous policy of directors’ and officers’ insurance obtainable for an annual premium equal to the Maximum Amount. If Parent and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are substantially equivalent to those provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are substantially equivalent to those provided in the Company’s existing policies as of the date of this Agreement.

(c) The provisions of this Section 6.2 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties.

(d) The rights of the Indemnified Parties under this Section 6.2 shall be in addition to any rights such Indemnified Parties may have under the certificate of incorporation or by-laws (or other organizational documents) of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the certificate of incorporation or by-laws (or other organizational documents) of the Company or of any Subsidiary of the Company or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries, in each case as in effect on the date of this Agreement, shall survive the Merger or any other transaction contemplated by this Agreement and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

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Section 6.3 Employee Matters.

(a) Parent agrees that the employees of the Company and its Subsidiaries at the Effective Time who continue to remain employed with the Company or its Subsidiaries (the “Continuing Employees”) shall, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time, be provided with (i) base salary or base wage and target annual cash bonus opportunities that are no less favorable than the base salary or base wage and target annual cash bonus opportunities provided by the Company and its Subsidiaries to each such Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are not less favorable than the severance benefits provided to each such Continuing Employee immediately prior to the Effective Time under the Company Plan and (iii) other employee benefits (excluding bonus and incentive opportunities, profits interests, equity and equity-based awards (including such awards and interests granted by Pine 2.0 and Pattern Equity Holdings 2 LLC and their respective Affiliates), defined benefit pension and post-employment health benefits) that are comparable in the aggregate to such other employee benefits provided by the Company and its Subsidiaries to each such Continuing Employee immediately prior to the Effective Time.

(b) To the extent any Continuing Employee participates in any Parent benefit plan, Parent shall (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Subsidiaries to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

(c) If the Effective Time occurs prior to the payment of the bonuses in respect of calendar year 2019 (the “2019 Bonuses”), Parent agrees to, and agrees to cause the Surviving Corporation to, pay to Continuing Employees the 2019 Bonuses based on the achievement of performance targets determined by the Company, in good faith, and in the ordinary course of business consistent with past practice (“2019 Annual Bonus Targets”); provided, however, that (i) the Company shall determine actual achievement of the 2019 Annual Bonus Targets for each Continuing Employee, it being understood that such determinations shall be made reasonably and in good faith based on actual results, after giving appropriate effect to the Merger and actions taken by Parent in connection therewith that affect the Company and its Subsidiaries, and (ii) any Continuing Employee whose employment is terminated without “cause” prior to the payment of the 2019 Bonuses will be entitled to receive the 2019 Bonus applicable to such Continuing Employee, such 2019 Bonus to be payable when bonuses are normally paid by the Company.

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(d) Nothing contained in this Agreement is intended to (i) be treated as an amendment of any particular Company Plan or Parent benefit plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Plan or any Parent benefit plan in accordance with their terms, or (iii) create any third-party beneficiary rights in any Continuing Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan which Parent, the Surviving Corporation or any of their Affiliates may maintain.

Section 6.4 Stock Exchange De-Listing. Parent shall cause the Company Common Stock to be de-listed from the NASDAQ and the TSX and de-registered under the Exchange Act at or as soon as practicable following the Effective Time and prior to the Effective Time, the Company shall reasonably cooperate with Parent to accomplish the foregoing.

Section 6.5 Pine 2.0 Acquisition Agreement. (a) Parent shall (i) not, without the prior written approval of the Company, enter into or agree to any amendment, supplement, modification or waiver of the Pine 2.0 Acquisition Agreement, or consent to any actions prohibited by the Pine 2.0 Acquisition Agreement, to the extent such amendment, supplement, modification, waiver or consent would reasonably be expected to impede or delay in any material respect the Closing or otherwise materially and adversely affect the Company prior to the Closing and (ii) provide the Company with a copy of any proposed amendments, modifications, or supplements to the Pine 2.0 Acquisition Agreement at least two (2) business days prior to the execution thereof; and (b) Parent shall not waive any of its rights or remedies under the Pine 2.0 Acquisition Agreement if doing so could impede or delay in any material respect the Closing.

ARTICLE VII

COVENANTS OF PARENT AND THE COMPANY

Section 7.1 Cooperation and Approvals.

(a) Cooperation. Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on their respective part under this Agreement and applicable Laws to consummate and make effective the Merger as soon as reasonably practicable, including preparing and filing (and shall cause their respective Subsidiaries and ultimate parent entities defined under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, “Ultimate Parent Entities”, to prepare and file) as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as reasonably practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger (including (i) the consents and waivers set forth on Sections 4.2(d)(i) and 4.2(d)(ii) of the Company Disclosure Letter and on

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Sections 4.3(d)(i) and 4.3(d)(ii) of the Parent Disclosure Letter) and (ii) the consents or approvals of the Governmental Entities set forth on Section 8.1(b) of the Company Disclosure Letter and Section 8.1(b) of the Parent Disclosure Letter. Parent shall not, and shall cause its Ultimate Parent Entity not to, consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated hereby at the behest of any Governmental Entity without the consent of the Company, which shall not be unreasonably withheld. Without limiting the foregoing, the Company and Parent shall each cooperate and use (and shall cause each of their respective Subsidiaries to cooperate and use) its reasonable best efforts to facilitate discussions with, and obtain any consents, waivers or amendments from, project lenders, tax equity partners, hedge providers or other third parties in respect of any Material Company Contracts as the other party may reasonably deem necessary or advisable. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right and reasonable advance opportunity to review and comment and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with any filing, registration, declaration, notice, analysis, appearance, presentation, memorandum, brief, argument, opinion, proposal or other communication, oral or written, made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger (including the Proxy Statement). In exercising the foregoing rights, each of the Company and Parent shall act, and shall cause its respective Ultimate Parent Entity to act, reasonably and as promptly as practicable. Nothing in this Agreement shall require either party or its respective Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon Closing.

(b) Information. Subject to applicable Laws, the Company and Parent each shall, upon request by the other, furnish the other with reasonable assistance and all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary, advisable or requested by any Government Regulatory Entity, in connection with the Proxy Statement or any other statement, filing, notice, application, registration, declaration, analysis, appearance, presentation, memorandum, brief, argument, opinion, proposal or other communication, oral or written, made by or on behalf of Parent, the Company or any of their respective Subsidiaries or Ultimate Parent Entities to any third party and/or any Governmental Entity in connection with the Merger; provided, however, that either party may designate information “for outside counsel only” and either party may redact information related to the value of the transactions contemplated by this Agreement to comply with contractual arrangements or to address good faith legal privilege or confidentiality concerns.

(c) Status. Subject to applicable Laws and except as prohibited by any Governmental Entity, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the Merger, including promptly furnishing the other with copies of notices or other communications (oral or written) received by Parent or the Company, as the case may be, or any of its Subsidiaries or Ultimate Parent Entity, from any third party and/or any Governmental Entity with respect to the Merger. Except as required by applicable Laws or if prohibited by the relevant Governmental Entity, neither the Company nor Parent shall permit any of its officers or any other Representatives to participate in any meeting or substantive discussion or correspondence with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the transactions contemplated hereby unless it consults with the other party in advance and, to the extent not prohibited by such Governmental Entity, gives the other party the opportunity to attend and participate thereat.

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(d) Regulatory Matters. Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the other undertakings pursuant to this Section 7.1, each of the Company and Parent agrees to use its respective reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Merger and the other transactions contemplated by this Agreement as promptly as reasonably practicable after the date of this Agreement, including:

(i) providing to each and every federal, state, local or foreign court or Governmental Entity (including the Federal Energy Regulatory Commission) with jurisdiction over enforcement of any applicable antitrust, competition or other Laws requiring the making of any notices, reports or other filings with, or consents, registrations, approvals, permits or authorizations from, any Governmental Entity with respect to the Merger (“Government Regulatory Entity”) of non-privileged information and documents requested by any Government Regulatory Entity or that are necessary, proper or advisable to permit prompt consummation of the Merger; and

(ii) avoiding the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would materially impede, delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger, including the proffer and agreement by Parent of its willingness to sell, lease, license, dispose of, hold separate pending such disposition, restrict, or otherwise limit the freedom of action, and promptly to effect the sale, lease, license, disposal, holding separate of, restriction on, and limitation on such assets, rights, product lines, licenses, categories of assets or businesses or other operations, or interests therein, of the Company or any of its Subsidiaries (and the entry into agreements with, and submission to orders of, the relevant Government Regulatory Entity giving effect thereto), if such action would be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened (x) commencement of any proceeding in any forum or (y) issuance of any order, decree, decision, determination, judgment or Laws by any Government Regulatory Entity that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger (it being understood that no such action will be binding on the Company or its Subsidiaries unless it is contingent upon the consummation of the Closing).

(e) Notwithstanding anything in this Agreement to the contrary, Parent shall not be required to (i) take or enter into, or cause to be taken or entered into, any defense through litigation, (ii) cause any of its Affiliates to take, or refrain from taking, any action pursuant to this Section 7.1, other than the preparing and filing of documentation required for (and responding to any inquiries or information requests from any Governmental Entity in connection) with the consents, filings, clearances or other approvals set forth on Section 7.1(e) of the Parent Disclosure Letter or (iii) take any action, including entering into or causing to be entered into, any agreement to hold separate, license, lease, sell or otherwise dispose of any interest, business,

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products, license, operations or asset of the Company or any of its Subsidiaries or otherwise restrict or limit the freedom of action of the Company or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole. Furthermore, notwithstanding anything in this Agreement to the contrary, Parent shall not be required to cause its Ultimate Parent Entity to take, or refrain from taking, any action pursuant to this Section 7.1 other than preparing and filing documentation required for (and responding to any inquiries or information requests from any Governmental Entity in connection with) the consents, filings, clearances or other approvals set forth on Section 7.1(e) of the Parent Disclosure Letter; provided, that if Parent is required to take any action described in the foregoing clause (iii) with respect to the Company or any of its Subsidiaries then, if requested by the relevant Governmental Entity, Parent’s Ultimate Parent Entity will agree to cause Parent, and agrees the Company and any of their respective Subsidiaries is permitted, as applicable, and notwithstanding anything to the contrary in this Agreement, to comply with their respective obligations; provided in each case the effectiveness of such obligations is conditioned upon Closing.

(f) Certain Actions. Subject to the terms and conditions set forth in this Agreement, Parent shall not, and shall cause its Affiliates not to, take, or agree or commit to take, any action, including acquiring, or agreeing to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the taking of such action or consummation of such acquisition, merger or consolidation, in each case, would reasonably be expected to make the consummation of the Merger in accordance with the terms of this Agreement unlawful or would reasonably be expected to delay beyond the Termination Date, or restrain, prevent, enjoin, materially increase the risk of not obtaining any necessary consents of any Governmental Entity or the expiration or termination of any applicable waiting period, or otherwise prohibit consummation of the Merger and the other transactions contemplated by this Agreement.

Section 7.2 Preparation of SEC Documents; Stockholders’ Meetings.

(a) All filings by the Company with the SEC and Canadian Securities Authorities in connection with the transactions contemplated hereby and all mailings to the stockholders of the Company in connection with the Merger shall be subject to the prior review and comment by Parent.

(b) As promptly as practicable following the date of this Agreement, the Company shall prepare and cause to be filed with the SEC and Canadian Securities Authorities, the Proxy Statement. The Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC and the Canadian Securities Authorities. Each of Parent and the Company shall furnish all information concerning it as may reasonably be requested by the other party in connection with such actions and the preparation of the Proxy Statement.

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(c) The Company shall (i) as promptly as practicable, notify Parent of (1) the receipt of any comments from the SEC or its staff or Canadian Securities Authorities and all other written correspondence and oral communications with the SEC or Canadian Securities Authorities relating to the Proxy Statement and (2) any request from the SEC or Canadian Securities Authorities or their respective staff for amendments or supplements to the Proxy Statement or for additional information with respect thereto and (ii) provide Parent with copies of all correspondence between it and its Representatives, on the one hand, and the SEC or Canadian Securities Authorities and their respective staff, on the other hand, relating to the Proxy Statement or the transactions contemplated hereby. Each of Parent and the Company shall ensure that none of the information supplied by it or on its behalf for inclusion or incorporation by reference in the Proxy Statement will, on the date on which it is first mailed to the stockholders of the Company and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to respond (with the assistance of, and after consultation with, Parent as provided by this Section 7.2(c)) as promptly as practicable to any comments of the SEC or Canadian Securities Authorities with respect to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or Canadian Securities Authorities or disseminating to stockholders of the Company and reasonable opportunity to review and comment on all responses to requests for additional information, in each case, to the extent reasonably practicable. The Company shall consider in good faith any comments made by Parent and its counsel. If at any time prior to the Effective Time, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party thereof, and an appropriate amendment or supplement describing such information shall be filed with the SEC or Canadian Securities Authorities and, to the extent required by applicable Laws, disseminated to the stockholders of the Company.

(d) The Company shall, subject to compliance with the DGCL, the Exchange Act and Canadian Securities Laws, use its reasonable best efforts to, subject to Section 5.2(e), solicit proxies in favor of the Merger. The Company will include the Company Recommendation in the Proxy Statement, except to the extent that the Company Board shall have made a Company Recommendation Change (as defined in Section 5.2(e)) as permitted by Section 5.2(e). Unless this Agreement is validly terminated pursuant to Article IX, the Company shall, as promptly as reasonably practicable after the date on which the Company learns that the Proxy Statement will not be reviewed or that the SEC staff have no further comments thereon, duly call, give notice of, convene and hold the Company Meeting. The Company shall call the Company Meeting for a date as promptly as reasonably practicable after it gives notice of the Company Meeting (subject to any time frame as may be required by applicable Law or agreed by Parent and the Company). Notwithstanding the foregoing provisions of this Section 7.2(d), if on a date for which the Company Meeting is scheduled, the Company has not received proxies

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representing a sufficient number of shares of Company Common Stock and Company Preferred Stock to obtain the Requisite Company Approval(s), whether or not a quorum is present, or if Parent has provided consent, the Company shall have the right to make one or more successive postponements or adjournments of the Company Meeting, provided that the Company Meeting is not postponed or adjourned to a date that is more than 30 days after the date for which the Company Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Laws). The Company shall use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. Without the prior written consent of Parent, the adoption of this Agreement and the transactions contemplated hereby (including the Merger) shall be the only matter (other than procedural matters) that the Company shall propose to be acted on by the stockholders of the Company at the Company Meeting.

Section 7.3 Public Announcements. The initial press release regarding the Merger shall be a joint press release agreed to by the parties, which each of the Company and Parent shall be permitted to file with any Governmental Entity as may be required by applicable Law. Thereafter, the Company and Parent shall consult with and provide each other the opportunity to review and comment upon any press release, public announcement, public statement or other public disclosure, prior to the issuance of any such press release, public announcement, public statement or other public disclosure, with respect to the Merger and shall not issue any such press release, public announcement, public statement or other public disclosure, prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity; provided, however, that the restrictions in this Section 7.3 shall not apply to any communication regarding a Company Recommendation Change; provided, further, that no further mutual agreement shall be required with respect to any such press releases, public announcements, public statements or other public disclosures that are consistent with prior press releases, public announcements, public statements or other public disclosures made in compliance with this Section 7.3. Prior to making any written communications to the employees or independent contractors of the Company, any of its Subsidiaries or Pine LP pertaining to compensation or benefit matters that are affected by the transactions contemplated hereby, the Company shall provide Parent with a copy of the intended communication at least three business days prior to the date of first use, and the Company shall consider in good faith any comments made to such communication (it being understood that any subsequent communication that sets forth substantially the same information shall not require compliance with this sentence).

Section 7.4 Notices of Certain Events. Each of the Company and Parent shall promptly notify and provide copies to the other of (a) any written notice or other material communication from any Person alleging that the approval or consent of such Person is or may be required in connection with the Merger, (b) any written notice or other material communication from any Governmental Entity in connection with the Merger, (c) any proceeding or investigation, commenced or, to the Knowledge of the Company or the Knowledge of Parent, as applicable, threatened against, the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that would be reasonably likely to (i) prevent or materially delay the consummation of the Merger or (ii) result in the failure of any

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condition to the Merger set forth in Article VIII to be satisfied, or (d) the occurrence of any event which would or would be reasonably likely to (i) prevent or materially delay the consummation of the Merger or (ii) result in the failure of any condition to the Merger set forth in Article VIII to be satisfied. The delivery of any notice pursuant to this Section 7.4 shall not (x) affect or be deemed to modify any representation, warranty, covenant, right, remedy, or condition to any obligation of any party hereunder or (y) update any section of the Company Disclosure Letter or the Parent Disclosure Letter. Any failure to deliver any notice pursuant to this Section 7.4 shall not be deemed to constitute a violation of this Section 7.4 or the failure of any condition to the Merger set forth in Article VIII, or otherwise constitute a breach of this Agreement by the party failing to give such notice, in each case, except to the extent that (i) the other party is actually materially prejudiced by such failure to provide such information or deliver such notice or (ii) such failure to provide such information or deliver such notice would independently result in the failure of any condition to the Merger set forth in Article VIII (other than Sections 8.2(b) or 8.3(b), as applicable).

Section 7.5 Expenses. Except as otherwise provided in Section 9.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger shall be paid by the party incurring such expense. All filing fees in respect of any regulatory approvals required under the Competition Act (Canada) shall be the responsibility of Parent, provided that each of Parent and the Company shall be responsible for its own legal fees relating to the foregoing.

Section 7.6 Financing.

(a) Financing.

(i) Each of Parent and Merger Sub shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the Financing on the terms and conditions described in the Financing Commitments (and in the case of the Debt Commitment Letter, taking into account any “market flex” provisions) and, prior to the Closing, shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, the Financing Commitments or the definitive agreements with respect thereto, if such amendment, modification or waiver would (A) reduce the aggregate amount of the Financing below the amount necessary to fund the Required Amounts or (B) impose new or additional conditions (or otherwise amend, modify or expand any conditions) to the receipt of the Financing or other terms, in each case, in a manner that would reasonably be expected to (x) prevent or materially delay or impair the consummation of the transactions contemplated by this Agreement or (y) make the funding of the Debt Financing or the equity Financing (or the satisfaction of the conditions to obtaining any of the Financing) less likely to occur or otherwise adversely impact the ability of Parent or Merger Sub (as applicable) to enforce its rights against other parties to the Financing Commitments or to draw upon and consummate the Financing. For the avoidance of doubt, it is understood that, subject to the limitations set forth in this Section 7.6(a)(i) and in the Debt Commitment Letter, Parent and Merger Sub may amend the Debt Commitment Letter to add or replace lenders, lead arrangers, bookrunners, syndication agents or similar entities. Any reference in this Agreement to

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(1) “Financing” shall include the financing contemplated by the Financing Commitments as amended or modified in compliance with this Section 7.6(a)(i) and (2) “Financing Commitments”, “Equity Commitment” or “Debt Commitment Letter” shall include such documents as amended or modified in compliance with this Section 7.6(a)(i).

(ii) Subject to the terms and conditions of this Section 7.6, each of Parent and Merger Sub shall use its reasonable best efforts to (A) maintain in effect and satisfy on a timely basis all terms, covenants and conditions (unless waived pursuant to the terms thereof) set forth in the Financing Commitments, (B) negotiate and enter into definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter on the terms and conditions (including any “market flex” provisions) contained in the Debt Commitment Letter (or on terms not materially less favorable, in the aggregate with respect to conditionality, to Parent or Merger Sub than the terms and conditions (including the “market flex” provisions) in the Debt Commitment Letter) that are acceptable to Parent and Merger Sub and would not adversely affect the ability of Parent or Merger Sub to consummate the transactions contemplated herein, (C) satisfy all conditions (unless waived pursuant to the terms thereof) to such definitive agreements on a timely basis, (D) enforce its rights under the Financing Commitments and (E) draw upon and consummate the Financing at or prior to the Closing, in any case, subject to the terms and conditions of the Financing Commitments. To the extent requested by the Company from time to time and subject to the last sentence of this Section 7.6(a)(ii), Parent and Merger Sub shall keep the Company informed on a reasonably current basis and in reasonable detail with respect to all material activity concerning the status of its efforts to arrange the Debt Financing. Without limiting the generality of the foregoing, Parent and Merger Sub shall notify the Company promptly, and in any event within two business days after it becomes aware thereof, (x) of any breach or default by any party to any Financing Commitment or definitive document related to the Financing of which Parent or Merger Sub become aware, (y) of the receipt by Parent or Merger Sub of any written notice or communication (other than negotiations of the definitive agreements with respect to the Financing) from any Debt Financing Source or Equity Investor with respect to any actual material and adverse breach, default, termination or repudiation by any party to any Financing Commitments or definitive documents related to the Financing or any dispute or disagreement between or among any parties thereto that would reasonably be expected to adversely impact the ability of Parent or Merger Sub to obtain all or any part of the Financing on the terms and in the manner contemplated by the Financing Commitments, or (z) if Parent or Merger Sub expects that it will not be able to obtain all or any portion of the Financing on the terms and in the manner contemplated by the Financing Commitments or the definitive documents related to the Financing; provided that in no event shall Parent or Merger Sub be required to disclose any information that is subject to attorney-client or similar privilege if Parent or Merger Sub (as applicable) shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege.

(b) Subject to the terms and conditions of this Section 7.6, if any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter or the Debt Commitment Letter shall be terminated or modified in a manner that would have a materially adverse impact on Parent or Merger Sub obtaining the

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Debt Financing, (A) Parent shall promptly notify the Company in writing and (B) each of Parent and Merger Sub shall use its reasonable best efforts to arrange and obtain alternative financing from alternative sources (w) on terms and conditions no less favorable, with respect to conditionality, to Parent and Merger Sub than those contained in the Debt Commitment Letter, (x) with no conditions to funding the Debt Financing that are not contained in the Debt Commitment Letter, (y) that would not reasonably expected to prevent, impede or materially delay the consummation of the Debt Financing or such alternative financing or the transactions contemplated by this Agreement and (z) in an amount sufficient, when added to the portion of the Financing that is available to pay in cash the Required Amounts (the “Alternate Debt Financing”), and to obtain a new financing commitment letter with respect to such Alternate Debt Financing (the “New Debt Commitment Letter”), which shall replace the existing Debt Commitment Letter, a copy of which shall be promptly provided to the Company; provided that neither Parent nor Merger Sub shall be required to accept any Alternate Debt Financing having terms and conditions (including any “market flex” provisions) less favorable to Parent or Merger Sub than those in the Debt Commitment Letter. In the event any New Debt Commitment Letter is obtained, (i) any reference in this Agreement to the “Financing” or the “Debt Financing” shall mean the debt financing contemplated by the Debt Commitment Letters as modified pursuant to clause (ii) below, (ii) any reference in this Agreement to the “Financing Commitments” or the “Debt Commitment Letters” shall be deemed to include the Debt Commitment Letters that are not superseded by a New Debt Commitment Letter at the time in question and the New Debt Commitment Letter to the extent then in effect and (iii) Parent and Merger Sub shall be deemed to be in compliance with this Section 7.6 to the extent that prior to obtaining such new Debt Commitment Letter Parent or Merger Sub was in breach of this Section 7.6.

(c) In connection with the Debt Financing, from the date hereof until the Closing, the Company shall use its reasonable best efforts to provide, and shall cause each of its Affiliates and Representatives to use its reasonable best efforts to provide, reasonable cooperation in connection with the arrangement of the Debt Financing as may be reasonably requested by Parent or Merger Sub and that is necessary or customary in connection with Parent’s and Merger Sub’s efforts to obtain the Debt Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company), including their respective reasonable best efforts to: (i) upon reasonable prior notice, participate in a reasonable number of meetings, conference calls, presentations and roadshows with prospective lenders and investors, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with the rating agencies; (ii) reasonably assist Parent, Merger Sub and the Debt Financing Sources in the preparation of pertinent information regarding the Company and its Subsidiaries related to any offering documents, private placement memoranda, bank information, rating agency presentations and similar documents required in connection with the Debt Financing; provided that any such document that includes disclosure and financial statements with respect to the Company and/or its Subsidiaries shall only reflect Parent, Merger Sub and affiliates of Parent contemplated by the Debt Commitment Letter, the Surviving Corporation and/or its Subsidiaries as obligor(s); (iii) provide customary authorization letters to the Debt Financing Sources (including customary representations with respect to accuracy of information contained in the disclosure and material non-public information) for inclusion in any bank information or materials that authorizes the distribution of information to be distributed to prospective lenders; (iv) assist with the pledging of collateral by the Company or its Subsidiaries (including the execution and delivery by the Company or its Subsidiaries of

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customary pledge and security documents); provided, that any such pledge or other encumbrances shall be authorized and only become effective at, or as of, the Closing; (v) request and facilitate its independent auditors to (A) provide, consistent with customary practice (I) such accountant’s customary comfort letters and reports as may be reasonably requested by Parent or Merger Sub with respect to financial information relating to the Company and its Subsidiaries and the consent of such auditors to the use of their reports in any materials relating to the Debt Financing; (vi) facilitate the execution and delivery of definitive financing documents, customary perfection certificates and other certificates (including a solvency certificate in the form attached to the Debt Commitment Letter), legal opinions of counsel or other documents as may be reasonably requested by Parent or Merger Sub, in each case, with respect to the Company or its Subsidiaries; provided that no obligation of the Company or its Subsidiaries under any document, agreement or pledge shall be effective until the Closing; (vii) request consents, surveys and title insurance as reasonably requested by Parent or Merger Sub; (viii) request customary payoff letters relating to the repayment of any existing indebtedness to be repaid concurrently with the Closing and/or the termination of any third party liens securing such indebtedness; (ix) provide Parent, Merger Sub and the Debt Financing Sources with customary documentation and other information with respect to the Company and its Subsidiaries at least five business days prior to the Closing Date as shall have been reasonably requested in writing by Parent or Merger Sub at least ten business days prior to the Closing Date, that is required in connection with the Debt Financing by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and that are required by the Debt Commitment Letter; and (x) reasonably cooperate with the Debt Financing Sources’ “due diligence” investigation with respect to the Company and its Subsidiaries; provided that the Company shall not be required to pay any commitment or other similar fee or incur any other liability in connection with the Financing prior to the Closing for which it is not reimbursed by Parent. The Company hereby consents to the use of its and the Company Subsidiaries’ logos in connection with the Debt Financing; provided, that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of the Company Subsidiaries or the reputation or goodwill of the Company or any of the Company Subsidiaries. Notwithstanding anything to the contrary in this Section 7.6(c), nothing will require the Company to provide (or be deemed to require the Company to prepare) any (1) pro forma financial statements; (2) information regarding any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; (3) description of all or any portion of the Financing, including any “description of notes”; (4) risk factors relating to all or any component of the Financing; (5) other information required by Rules 3-10 or 3-16 of Regulation S-X under the Securities Act, any Compensation Discussion and Analysis or other information required by Item 402 of Regulation S-K under the Securities Act or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield debt securities under Rule 144A promulgated under the Securities Act.

(d) Notwithstanding anything in Section 7.6(c) to the contrary, (i) such requested cooperation shall not unreasonably disrupt or interfere with the business or the operations of the Company or its Subsidiaries, (ii) nothing in this Section 7.6 shall require cooperation to the extent that it would (A) subject any of the Company’s or its Subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability

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(as opposed to liability in his or her capacity as an officer of such Person) with respect to matters related to the Debt Financing, (B) conflict with, or violate, the Company’s and/or any of its Subsidiaries’ organizational documents or any applicable Law, (C) cause any condition to the Closing set forth in Article VIII to not be satisfied or (D) cause any breach of this Agreement, (iii) prior to the Effective Time, neither the Company nor any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur or assume any liability or other obligation in connection with the financings contemplated by the Debt Commitment Letters, the definitive financing agreements for the Debt Financing or the Financing or be required to take any action that would subject it to actual or potential liability, to bear any cost or expense or to make any other payment or agree to provide any indemnity in connection with the Debt Commitment Letters, the definitive financing agreements for the Debt Financing, the Financing or any information utilized in connection therewith, in each case, that would not be reimbursed or indemnified by Parent or Merger Sub, (iv) none of the Company, its Subsidiaries or their respective directors, officers or employees shall be required to deliver or obtain opinions of internal or external counsel, execute, deliver or enter into, or perform any agreement, document or instrument, including any definitive financing agreement for the Debt Financing, with respect to the Financing (other than customary representation letters and authorization letters referred to above) that, in each case, is not contingent upon the Closing or that would be effective prior to the Effective Time and the directors and managers of the Company’s Subsidiaries shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing is obtained prior to the Effective Time unless Parent and Merger Sub shall have determined that such directors and managers are to remain as directors and managers of the Company’s Subsidiaries on and after the Effective Time and such resolutions are contingent upon the occurrence of, or only effective as of, the Effective Time and (v) Parent, Merger Sub and the Company agree to use their commercially reasonable efforts to maintain attorney-client privilege. The Parties agree that Parent’s or Merger Sub’s execution of a New Debt Commitment Letter shall not materially expand the scope of the assistance required under Section 7.6(c) as compared to the assistance that would be required or expected to be required in connection with the Debt Commitment Letter in effect on the date of this Agreement and the related Debt Financing.

(e) Parent shall, (a) promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company or any of its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 7.6, and (b) indemnify and hold harmless the Company and its Subsidiaries and its and their respective directors, officers, employees and advisors from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable attorneys’ fees), interest, awards, judgments and penalties suffered or incurred in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 7.6 (other than arising from fraud or intentional misrepresentations, misstatements or omissions on the part of the Company or any of its Affiliates).

(f) Notwithstanding anything to the contrary, the condition set forth in Section 8.3(b) of this Agreement, as it applies to the Company’s obligations under this Section 7.6, shall be deemed satisfied unless the Company’s Willful Breach results in the failure of Parent to obtain the Debt Financing (or any alternative financing, if applicable).

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ARTICLE VIII

CONDITIONS

Section 8.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions (except with respect to the Requisite Company Approval(s) required under Section 8.1(a), which are not waivable):

(a) Requisite Company Approval(s). The Requisite Company Approval(s) shall have been obtained in accordance with applicable Laws and the certificate of incorporation and by-laws of the Company.

(b) Regulatory Consents. The approvals of the Governmental Entities set forth on Section 8.1(b) of the Company Disclosure Letter and Section 8.1(b) of the Parent Disclosure Letter shall have been obtained and any waiting period (and any extension thereof) of the Governmental Entities set forth on Section 8.1(b) of the Company Disclosure Letter and Section 8.1(b) of the Parent Disclosure Letter shall have expired or been terminated.

(c) Orders. No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered (and not modified or withdrawn) any Laws that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (collectively, an “Order”).

Section 8.2 Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) Other than those representations and warranties of Parent and Merger Sub referred to in clauses (ii) and (iii) below, all of the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any qualification as to “materiality” or “Parent Material Adverse Effect” set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such representation and warranty shall be so true and correct as of such specified date); provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(i) shall be deemed to have been satisfied even if any representations and warranties of Parent and Merger Sub (other than the first sentence of Section 4.3(a) (Organization, Good Standing and Qualification), Section 4.3(b)(i) (Capital Structure) and Section 4.3(c) (Corporate Authority; Approval)) are not so true and correct unless the matters giving rise to the failure of such representations and warranties of Parent and Merger Sub to be so true and correct, individually or in the aggregate, have had or would be reasonably likely to have a Parent Material Adverse Effect; (ii) the representations and warranties of Parent set forth in Section 4.3(b)(i) (Capital Structure) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such

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representation and warranty shall be so true and correct as of such specified date) except for de minimis inaccuracies; (iii) the representations and warranties of Parent and Merger Sub set forth in the first sentence of Section 4.3(a) (Organization, Good Standing and Qualification), Section 4.3(c) (Corporate Authority; Approval) and Section 4.3(j) (Brokers, Finders and Other Advisors) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such representation and warranty shall be so true and correct as of such specified date); and (iv) the Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to the effect that the condition set forth in this Section 8.2(a) has been satisfied by Parent and Merger Sub, as applicable.

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all of their respective obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.

Section 8.3 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) The representation and warranty of the Company set forth in clause (i) of Section 4.2(f) (Absence of Certain Changes) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date; (ii) other than those representations and warranties of the Company referred to in clauses (iii) and (iv) below, all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any qualification as to “materiality” or “Company Material Adverse Effect” set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such representation and warranty shall be so true and correct as of such specified date); provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(ii) shall be deemed to have been satisfied even if any representations and warranties of the Company (other than the first sentence of Section 4.2(a)(i) (Organization, Good Standing and Qualification), Section 4.2(b)(i) (Capital Structure) and Section 4.2(c) (Corporate Authority; Approval)) are not so true and correct unless the matters giving rise to the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, have had or would be reasonably likely to have a Company Material Adverse Effect; (iii) the representations and warranties of the Company set forth in Section 4.2(b)(i) (Capital Structure) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such representation and warranty shall be so true and correct as of such specified date) except for de minimis inaccuracies; (iv) the representations and warranties of the Company set forth in the first sentence of Section 4.2(a)(i) (Organization, Good Standing and Qualification), Section 4.2(c) (Corporate Authority; Approval) and Section 4.2(s) (Brokers, Finders and Other

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Advisors) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specified date, in which case such representation and warranty shall be so true and correct as of such specified date); and (v) Parent shall have received at the Closing a certificate signed on behalf of the Company by an executive officer of the Company to the effect that the condition set forth in this Section 8.3(a) has been satisfied.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

ARTICLE IX

TERMINATION

Section 9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Requisite Company Approval(s) are obtained, by mutual written consent of the Company and Parent.

Section 9.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company:

(a) regardless of whether the Requisite Company Approval(s) have been obtained, if the Merger shall not have been consummated by August 4, 2020 (the “Termination Date”); provided, however, that if the condition to Closing set forth in Section 8.1(b) has not been satisfied or waived on or prior to such date but all other conditions to Closing set forth in Article VIII have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), the Termination Date may be extended by either the Company or Parent to a date not beyond November 4, 2020, and such date, as so extended, shall be the “Termination Date”; provided, further, that the right to terminate this Agreement pursuant to this Section 9.2(a) shall not be available to any party that has breached in any material respect its obligations set forth in this Agreement in any manner that shall have been the principal cause of or resulted in the occurrence of the failure of a condition to the consummation of the Merger;

(b) regardless of whether the Requisite Company Approval(s) have been obtained, if any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(b) shall not be available to any party that has breached in any material respect its obligations set forth in this Agreement in any manner that shall have been the principal cause of or resulted in the occurrence of the failure of a condition to the consummation of the Merger; or

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(c) if the Requisite Company Approval(s) shall not have been obtained at the Company Meeting or at any adjournment or postponement thereof taken in accordance with this Agreement.

Section 9.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company (but in the case of Section 9.3(a), prior to the time, but not after, the Requisite Company Approval(s) are obtained in accordance with and subject to compliance with the terms of Section 5.2(b) and Section 7.2):

(a) in order to enter into a definitive agreement with respect to a Company Acquisition Proposal that the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board, as applicable, has determined in good faith (after consultation with its financial advisors and outside legal counsel, as applicable) constitutes a Superior Company Proposal; provided, however, that prior to or concurrently with such termination, the Company pays to Parent an amount equal to the Company Termination Fee (as defined in Section 9.5(b)(i)) and promptly (but in any event within twenty-four hours of receipt by Parent of the Company Termination Fee) enters into such definitive agreement; provided, further, that the right to terminate this Agreement pursuant to this Section 9.3(a) shall not be available to the Company if it has breached in any material respect its obligations set forth in Section 5.2;

(b) if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation or warranty shall have become untrue or incorrect after the date of this Agreement, such that the conditions set forth in Sections 8.2(a) or 8.2(b) would not be satisfied and such breach or failure to be true and correct is not curable prior to the Termination Date or, if curable prior to the Termination Date, has not been cured within the earlier of (x) thirty (30) days after written notice thereof has been given by the Company to Parent and (y) the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 9.3(b) shall not be available to the Company if it has breached in any material respect its obligations set forth in this Agreement in any manner that shall have been the principal cause of or resulted in the occurrence of the failure of a condition to the consummation of the Merger; or

(c) if (i) all the conditions set forth in Section 8.1 and Section 8.3 have been satisfied or waived and remain satisfied or waived at the time when the Closing is required to occur in accordance with Section 1.2 (other than those conditions that by their nature are to be satisfied at the Closing but which are capable of being satisfied at such time) (the “Condition Satisfaction”), (ii) at or following the Condition Satisfaction, the Company has irrevocably confirmed to Parent in writing that the Company stands ready, willing and able to proceed with the Closing and (iii) Parent and Merger Sub have failed to consummate the Merger by the date the Closing is required to have occurred pursuant to Section 1.2.

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Section 9.4 Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent:

(a) if the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board shall have made a Company Recommendation Change; or

(b) if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation or warranty shall have become untrue or incorrect after the date of this Agreement, such that the conditions set forth in Sections 8.3(a) or 8.3(b) would not be satisfied and such breach or failure to be true and correct is not curable prior to the Termination Date or, if curable prior to the Termination Date, has not been cured within the earlier of (x) thirty (30) days after written notice thereof has been given by Parent to the Company and (y) the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 9.4(b) shall not be available to Parent if Parent or Merger Sub has breached in any material respect its obligations set forth in this Agreement in any manner that shall have been the principal cause of or resulted in the occurrence of the failure of a condition to the consummation of the Merger.

Section 9.5 Effect of Termination and Abandonment.

(a) Except as provided in Section 9.5(b), in the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article IX, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, that (i) no such termination shall relieve any party hereto of any liability or damages to the other party hereto resulting from Fraud or Willful Breach of this Agreement (subject to Sections 9.5(e) and (g) and the last sentence of this Section 9.5(a)) and (ii) the provisions set forth in this Section 9.5 and the second sentence of Section 10.1 shall survive the termination of this Agreement. The parties hereto acknowledge and agree that nothing in this Section 9.5 shall be deemed to affect their right to specific performance in accordance with the terms and conditions set forth in Section 10.6.

(b) In the event that this Agreement is terminated:

(i) pursuant to (A) Section 9.2(a) and, at the time of such termination pursuant to Section 9.2(a), the condition set forth in Section 8.1(a) shall not have been met, or (B) Section 9.2(c) and, in either case, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board shall not have made a Company Recommendation Change and either:

(A) (1) a bona fide Company Acquisition Proposal shall have been publicly made to the Company or any of its Subsidiaries, or shall have become generally known to the public, and such Company Acquisition Proposal shall not have been publicly withdrawn prior to the date of the event giving rise to the applicable right of termination, and

(2) within twelve months of such termination, (x) the Company or any of its Subsidiaries shall have entered into a definitive agreement for a Company Acquisition Proposal or (y) there shall have been consummated a Company Acquisition Proposal, or

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(B) (1) a bona fide Company Acquisition Proposal shall have been publicly made by any Person to the Company or any of its Subsidiaries, or shall have become generally known to the public, regardless of whether such Company Acquisition Proposal may have been withdrawn prior to the date of any such termination or the event giving rise to the applicable right of termination, and

(2) within twelve months of such termination, (x) the Company or any of its Subsidiaries shall have entered into a definitive agreement for a Company Acquisition Proposal with the Person referred to in sub-clause (B)(1) or any Affiliate of such Person or (y) there shall have been consummated a Company Acquisition Proposal with the Person referred to in sub-clause (B)(1) or any Affiliate of such Person, then promptly after the earlier to occur of (x) the consummation of such Company Acquisition Proposal or (y) entry by the Company or any of its Subsidiaries into definitive agreement(s) for such Company Acquisition Proposal, but in no event later than three business days after such entry into such definitive agreement(s) or consummation, as applicable, the Company shall pay to Parent a termination fee of $79,000,000 (Seventy Nine Million Dollars) (the “Company Termination Fee”, unless this Agreement is terminated prior to the Solicitation Period End Time pursuant to Section 9.3(a) or Section 9.4(a), in either case in connection with a Company Acquisition Proposal that is submitted prior to the Solicitation Period End Time, in which case the “Company Termination Fee” means $52,700,000 (Fifty Two Million Seven Hundred Thousand Dollars) (except in the event that the Company Acquisition Proposal is with a Person with which the Company entered into significant negotiations prior to the date hereof, in which case, the Company Termination Fee shall equal $79,000,000 (Seventy Nine Million Dollars));

(ii) pursuant to (A) Section 9.2(a) or (B) Section 9.2(c) and, in either case, at the time of such termination, the Company Board, the Company Special Committee or any other duly authorized committee of the Company Board shall have made a Company Recommendation Change, then promptly, but in no event later than three business days, after the date of such termination, the Company shall pay to Parent the Company Termination Fee;

(iii) pursuant to Section 9.3(a), then prior to or concurrently with such termination in accordance with Section 9.3(a) the Company shall pay to Parent the Company Termination Fee; or

(iv) pursuant to Section 9.4(a), then promptly, but in no event later than three business days after the date of such termination, the Company shall pay to Parent the Company Termination Fee.

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(c) In the event that this Agreement is terminated:

(i) (x) by the Company pursuant to Section 9.3(b) or Section 9.3(c), or (y) by Parent pursuant to Section 9.2(a) (in circumstances in which the Company could terminate this Agreement pursuant to Section 9.3(b) or Section 9.3(c)), then promptly, but in no event later than three business days, after the date of such termination, Parent shall pay to the Company a termination fee of $204,000,000 (Two Hundred Four Million Dollars) (the “Parent Termination Fee”);

(ii) by Parent or the Company pursuant to (x) Section 9.2(a) and, at the time of such termination, any of the conditions set forth in Section 8.1(b) or Section 8.1(c) (if and only if the applicable event giving rise to the failure of such condition under Section 8.1(c) to be satisfied arises in connection with the failure of any (A) waiting period (or any extension thereof) applicable to the Merger and the transactions contemplated hereby to expire or be terminated or any approvals, consents or clearances be obtained, in each case, under or in relation to the regulatory approvals set forth on Section 8.1(b) of the Company Disclosure Letter and Section 8.1(b) of the Parent Disclosure Letter (such event, a “Section 8.1(c) Regulatory Failure”)), shall not have been satisfied due to the failure by Parent or Parent’s Ultimate Parent Entity, to take, or refrain from taking, or cause any of their respective Subsidiaries or Affiliates to take, or refrain from taking, any action, including entering into or causing to be entered into, any agreement to hold separate, license, lease, sell or otherwise dispose of any interest, business, products, license, operations or asset of Parent, Parent’s Ultimate Parent Entity, any of their respective Subsidiaries or any of the foregoing’s respective Affiliates (including, for the avoidance of doubt, any operating or portfolio companies, investment funds or vehicles or investee companies of Canada Pension Plan Investment Board), or (B) approvals, consents or clearances of the Governmental Entities set forth in Item 3 or Item 5 of Section 8.1(b) of the Company Disclosure Letter to be obtained, or (y) Section 9.2(b) (if, and only if, the applicable Order arises in connection with the failure of any (A) waiting period (or any extension thereof) applicable to the Merger and the transactions contemplated hereby to expire or be terminated or any approvals, consents or clearances to be obtained, in each case, under or in relation to the regulatory approvals set forth on Section 8.1(b) due to the failure by Parent or Parent’s Ultimate Parent Entity to take, or refrain from taking, or cause any of their respective Subsidiaries or Affiliates to take, or refrain from taking, any action, including entering into or causing to be entered into, any agreement to hold separate, license, lease, sell or otherwise dispose of any interest, business, products, license, operations or asset of Parent, Parent’s Ultimate Parent Entity, any of their respective Subsidiaries or any of the foregoing’s respective Affiliates (including, for the avoidance of doubt, any operating or portfolio companies, investment funds or vehicles or investee companies of Canada Pension Plan Investment Board), or (B) approvals, consents or clearances of the Governmental Entities set forth in Item 3 or Item 5 of Section 8.1(b) of the Company Disclosure Letter to be obtained, and at the time of such termination referred to in clause (x)(A) or (y)(A) above, the conditions to Closing set forth in Section 8.1(a), Section 8.3(a) and Section 8.3(b)

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(other than those conditions that by their nature cannot be satisfied other than at Closing) shall have been satisfied or waived in accordance with this Agreement or at the time of such termination referred to in clause (x)(B) or (y)(B) above, (I) this Agreement could not be terminated pursuant to Section 9.2(c) and (II) the conditions to Closing set forth in Section 8.3(a) and Section 8.3(b) (other than those conditions that by their nature cannot be satisfied other than at Closing) shall have been satisfied or waived in accordance with this Agreement, then promptly, but in no event later than three business days, after the date of such termination, Parent shall pay to the Company the Parent Termination Fee.

(d) Any payments made pursuant to Section 9.5(b) or Section 9.5(c) shall be made by wire transfer of immediately available funds. In no event shall the Company be required to pay the Company Termination Fee, or Parent be required to pay the Parent Termination Fee, on more than one occasion.

(e) Notwithstanding anything to the contrary in this Agreement, except in the case of damages resulting from Fraud and as set forth in the proviso at the end of this Section 9.5(e) and subject to Section 10.6, (i) if Parent receives the Company Termination Fee from the Company pursuant to Section 9.5(b), or if the Company receives the Parent Termination Fee pursuant to Section 9.5(c), such payment shall be the sole and exclusive remedy of the receiving party against (A) the paying party (B) any of the paying party’s actual or potential debt or equity financing sources (including, in the case of Parent or Merger Sub, the Equity Investor and Debt Financing Sources), (C) any of the paying party’s or its financing sources’ Subsidiaries or Affiliates and (D) any of foregoing’s respective former, current or future general or limited partners, incorporators, controlling persons, stockholders, equityholders, members, managers, directors, officers, employees, agents, attorneys or other Representatives or any of their respective successors or permitted assigns (with respect to any party, (B)-(D) of the foregoing, collectively, the “Related Parties”), and none of the paying party or any of its Related Parties shall have any further liability or obligation, in each case relating to or arising out of this Agreement or the termination thereof (and if the paying party is Parent or Merger Sub, the Limited Guarantee or the Financing Commitments) or the transactions contemplated hereby (or thereby) (or the failure of such transactions to occur for any reason or for no reason) and none of the receiving party or any of its Related Parties shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with this Agreement, the Limited Guarantee or the Financing Commitments or the transactions contemplated hereby or thereby or any oral representation made or alleged to be made in connection herewith, (ii) if (A) Parent receives any payments from the Company in respect of any breach of this Agreement and thereafter Parent receives the Company Termination Fee pursuant to Section 9.5(b) or (B) the Company receives any payments from Parent in respect of any breach of this Agreement and thereafter the Company receives the Parent Termination Fee pursuant to Section 9.5(c), the amount of such Company Termination Fee or Parent Termination Fee, as applicable, shall be reduced by the aggregate amount of such payments made by the party paying the Company Termination Fee or Parent Termination Fee, as applicable, in respect of any such breaches and (iii) in no event shall Parent or its Related Parties be subject to (nor shall the Company or any of its Related Parties seek to recover) monetary damages in excess of an amount equal to the Parent Termination Fee, in the aggregate, for any losses or other liabilities arising out of or in connection with breaches

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by Parent of its representations, warranties, covenants and agreements contained in this Agreement or arising from any claim or cause of action that the Company or any of its Related Parties may have; provided, that in each of the foregoing clauses (i), (ii) and (iii), the receiving party shall also be entitled to seek and recover accrued interest pursuant to the last sentence of Section 9.5(f), and reimbursement of expenses or indemnification pursuant to Section 7.6(e).

(f) The parties acknowledge and agree that the agreements contained in this Section 9.5 are an integral part of the transactions contemplated hereby, and that, without these agreements, the parties would not enter into this Agreement. Each of the parties further acknowledges that the payment of the amounts by the Company or Parent specified in this Section 9.5 is not a penalty, but, in each case, is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub or the Company, as applicable, in the circumstances in which such fees are payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Accordingly, if any party fails to promptly pay any amount due pursuant to this Section 9.5, such party shall also pay any costs and expenses (including reasonable legal fees and expenses) incurred by the party entitled to such payment in connection with a legal action to enforce this Agreement that results in a judgment for such amount against the party failing to promptly pay such amount. Any amount not paid when due pursuant to this Section 9.5 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment.

(g) While the Company may pursue each of (i) a grant of specific performance or other equitable relief under Section 10.6(c), (ii) monetary damages in the case of Willful Breach of this Agreement or Fraud by Parent or Merger Sub and (iii) the payment of the Parent Termination Fee under Section 9.5(c), any recovery by the Company shall be subject to the limitations set forth in Section 9.5(e) and under no circumstances shall the Company be permitted or entitled to receive both (i) a grant of specific performance to cause Parent to consummate the Closing, and (ii) the Parent Termination Fee or monetary damages in the case of Willful Breach of this Agreement or Fraud in connection with this Agreement or any termination of this Agreement. Notwithstanding anything to the contrary herein, subject to the first sentence of this Section 9.5(g), nothing in this Agreement shall limit the Company’s, Parent’s or Merger Sub’s remedies in the case of Fraud.

(h) Certain Definitions. For purposes of this Agreement:

“Fraud” means, with respect to any Person, an actual and intentional fraud with respect to any material statement in any representation or warranty set forth in Article IV or in the certificates delivered pursuant to Section 8.2(a) and Section 8.3(a) with the intent to deceive another Person and requires (a) a false representation of material fact, (b) knowledge that such representation is false, (c) an intention to induce the party to whom such representation is made to act or refrain from acting in reliance upon it, (d) causing that party, in justifiable reliance upon such false representation, to take or refrain from taking action, and (e) causing such party to suffer damage by reason of such reliance.

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“Willful Breach” means, with respect to any representation, warranty, agreement or covenant set forth in this Agreement, an intentional action or omission by a party that both (a) causes such party to be in material breach of such representation, warranty, agreement or covenant and (b) such party actually knows, or after reasonable due inquiry should have known, at the time of such intentional action or omission is or would constitute a material breach, or would reasonably be expected to result in a material breach, of such representation, warranty, agreement or covenant; provided that, notwithstanding the foregoing, the failure of a party to consummate the Merger when the relevant conditions to the Merger set forth in Article VIII of this Agreement have been satisfied and such party is obligated to effectuate the Closing pursuant to Section 1.2 will, in and of itself, constitute a Willful Breach.

ARTICLE X

MISCELLANEOUS AND GENERAL

Section 10.1 Survival. This Article X and the agreements of the Company, Parent and Merger Sub contained in Article III, Section 6.2 (Indemnification; Directors’ and Officers’ Insurance) and Section 6.3 (Employee Matters) shall survive the consummation of the Merger. This Article X and the agreements of the Company, Parent and Merger Sub contained in the last sentence of Section 5.3(a) (Access and Reports), Section 5.3(b) (Access and Reports), Section 7.5 (Expenses), Section 7.6(e) (Financing), Section 9.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

Section 10.2 Modification or Amendment. Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties. Notwithstanding anything to the contrary herein, the provisions of Section 7.6(c), Section 9.5(e), this Section 10.2, Section 10.6, Section 10.9 and Section 10.15 (and the definitions related thereto) that are related to the Debt Financing Sources may not be amended or modified in whole or in part in a manner adverse to the Debt Financing Sources without the written consent of each adversely affected Debt Financing Source.

Section 10.3 Waiver of Conditions. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Laws, except with respect to the Requisite Company Approval(s) required under Section 8.1(a), which are not waivable. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights hereunder or under applicable Laws shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any party of any of its rights hereunder precludes any other or further exercise of any such rights or any other rights hereunder or under applicable Laws.

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Section 10.4 Company Special Committee Approval. No amendment or waiver of any provision of this Agreement and no decision or determination shall be made, or action taken, by the Company under or with respect to this Agreement without first obtaining the approval of the Company Special Committee.

Section 10.5 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by email delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Section 10.6 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL; SPECIFIC PERFORMANCE.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES HERETO AND THE COMPANY’S RELATED PARTIES ACKNOWLEDGE AND IRREVOCABLY AGREE THAT ANY LAWSUIT, CLAIM, COMPLAINT, CONTROVERSY, FORMAL INVESTIGATION OR PROCEEDING BEFORE OR BY ANY GOVERNMENTAL ENTITY OR DISPUTE OF ANY KIND OR NATURE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) (“ACTION”) INVOLVING A DEBT FINANCING SOURCE THAT IS IN ANY WAY RELATED TO THIS AGREEMENT, THE DEBT COMMITMENT LETTER, THE DEBT FINANCING, THE DEFINITIVE FINANCING AGREEMENTS FOR THE DEBT FINANCING, THE MERGER OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR RELATED HERETO, INCLUDING BUT NOT LIMITED TO ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT, THE DEBT COMMITMENT LETTER, THE DEBT FINANCING, THE DEFINITIVE FINANCING AGREEMENTS FOR THE DEBT FINANCING OR THE MERGER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE OF NEW YORK THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE. The parties hereby irrevocably submit to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such Court declines to accept jurisdiction over a particular matter, any other Delaware State court or Federal court of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document,

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that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that such courts are an inconvenient forum, or that the venue of such courts may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined in such a Delaware Court of Chancery, Delaware State court or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.6(d) shall be valid, effective and sufficient service thereof. Notwithstanding anything herein to the contrary, each of the parties hereto hereby agrees that it will not, nor permit any of its Affiliates to, bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Sources in any way relating to this Agreement, the Debt Commitment Letter, the Debt Financing, the definitive financing agreements for the Debt Financing, the Merger or any of the transactions contemplated hereby or thereby, including, without limitation, any dispute arising out of or relating in any way to this Agreement, the Debt Commitment Letter, the Debt Financing, the definitive financing agreements for the Debt Financing, the Merger or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, located in the Borough of Manhattan, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and the appellate courts thereof), and that the provisions of Section 10.6(b) relating to the waiver of jury trial shall apply to any such action, cause of action, claim, cross-claim or third-party claim.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, THE FINANCING COMMITMENTS OR THE LIMITED GUARANTEE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE FINANCING COMMITMENTS OR THE LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING ANY ACTION, SUIT OR PROCEEDING AGAINST OR INVOLVING ANY DEBT FINANCING SOURCE OR EQUITY INVESTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE FINANCING OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.6.

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(c) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages would not be an adequate remedy therefor. Accordingly, subject to the other terms of this Agreement, including clause (d) below, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement (including the obligation of the parties hereto to consummate the transactions contemplated by this Agreement and the obligation of Parent and Merger Sub to pay and the Company’s stockholders’ right to receive the aggregate consideration payable to them pursuant to the transactions contemplated by this Agreement, in each case in accordance with the terms and subject to the conditions of this Agreement), the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether at law or in equity, including monetary damages) to (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. In the event that any action is brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.6, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(d) Notwithstanding the foregoing or anything herein to the contrary, it is hereby acknowledged and agreed that the Company shall only be entitled to seek an injunction, specific performance and other equitable relief to cause Parent and Merger Sub to cause the Equity Financing to be funded and to consummate the Closing in accordance with Article I, if, (i) the Condition Satisfaction has occurred, (ii) the financing provided for by the Debt Commitment Letter has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) at or following the Condition Satisfaction, the Company has irrevocably confirmed to Parent in writing that the Company stands ready, willing and able to proceed with the Closing, if specific performance is granted and the Equity Financing and Debt Financing are funded and (iv) Parent and Merger Sub have failed to consummate the Merger by the date the Closing is required to have occurred pursuant to Section 1.2.

Section 10.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, overnight courier or email:

If to Parent or Merger Sub:

Pacific US Inc.

One Queen Street East, Suite 2500

Toronto, Ontario M5C 2W5

Canada

Attention:	Bruce Hogg Legal Notices
Telephone:	(416) 868-4075
Email:	bhogg@cppib.com legalnotice@cppib.com

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with a copy to (which shall not constitute notice):

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Attention:	Scott Petepiece
Sean Skiffington
Telephone:	(212) 848-4000
Email:	spetepiece@shearman.com
sean.skiffington@shearman.com

If to the Company:

PATTERN ENERGY GROUP INC.

1088 Sansome Street

San Francisco, CA 94111

Attention:	General Counsel
Telephone:	415-283-4000
Email:	generalcounsel@patternenergy.com

with a copy to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Sixth Avenue

New York, NY 10019

Attention:	Robert B. Schumer
Brian Lavin
Telephone:	(212) 373-3000
Email:	rschumer@paulweiss.com
blavin@paulweiss.com

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt.

Section 10.8 Entire Agreement; No Other Representations and Warranties.

(a) This Agreement (including any exhibits hereto), the Company Disclosure Letter, the Parent Disclosure Letter, the Limited Guarantee, the Equity Commitment Letter and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

(b) EACH OF PARENT AND MERGER SUB ACKNOWLEDGES THAT (i) NONE OF THE COMPANY NOR ANY OF THE COMPANY’S SUBSIDIARIES, NOR ANY OF THEIR RESPECTIVE AFFILIATES, STOCKHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES OR ADVISORS, NOR ANY

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OTHER PERSON, HAS MADE OR IS MAKING ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES OR THEIR RESPECTIVE BUSINESSES OR OPERATIONS, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, (ii) NEITHER PARENT NOR MERGER SUB HAS RELIED ON ANY REPRESENTATION OR WARRANTY FROM THE COMPANY OR ANY OTHER PERSON IN DETERMINING TO ENTER INTO THIS AGREEMENT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND (iii) NONE OF THE COMPANY OR ANY OTHER PERSON SHALL HAVE OR BE SUBJECT TO ANY LIABILITY TO PARENT, MERGER SUB OR ANY OTHER PERSON RESULTING FROM THE DISTRIBUTION TO PARENT OR MERGER SUB, OR PARENT OR MERGER SUB’S USE OF, ANY SUCH INFORMATION, INCLUDING ANY INFORMATION, DOCUMENTATION, FORECASTS, BUDGETS, PROJECTIONS OR ESTIMATES PROVIDED BY THE COMPANY OR ANY REPRESENTATIVE OF THE COMPANY IN ANY “DATA ROOMS” OR MANAGEMENT PRESENTATIONS OR IN ANY OTHER FORM IN EXPECTATION OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES THAT, SHOULD THE CLOSING OCCUR, THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES SHALL BE ACQUIRED WITHOUT ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IN AN “AS IS” CONDITION AND ON A “WHERE IS” BASIS, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT.

Section 10.9 No Third Party Beneficiaries. Except as provided in Section 6.2 (Indemnification; Directors’ and Officers’ Insurance), Parent and Merger Sub, on the one hand, and the Company, on the other hand, hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto (and their respective successors and permitted assigns) any rights, benefits or remedies of any nature whatsoever, including the right to rely upon the representations and warranties set forth herein; provided that the Debt Financing Sources and Equity Investor are intended third-party beneficiaries of, and may enforce directly, the provisions of Section 7.6(c), Section 9.5(e), Section 10.2, Section 10.6, this Section 10.9 and Section 10.15. The parties hereto further agree that the rights of third party beneficiaries under Section 6.2 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 10.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

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Section 10.10 Obligations of Parent. Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub to take such action. In furtherance of the foregoing, Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Merger Sub hereunder. Parent shall, immediately following execution of this Agreement, approve this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the articles of incorporation and by-laws of Merger Sub.

Section 10.11 Definitions. Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.

Section 10.12 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 10.13 Interpretation; Construction.

(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) The Company Disclosure Letter may include items and information the disclosure of which is not required either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more representations or warranties contained in Article IV or to one or more covenants contained in Article V or Article VII. Inclusion of any items or information in the Company Disclosure Letter shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that, individually or in the aggregate, has had or would reasonably be likely to have a Company Material Adverse Effect or to affect the interpretation of such term for purposes of this Agreement.

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(d) The Parent Disclosure Letter may include items and information the disclosure of which is not required either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more representations or warranties contained in Article IV or to one or more covenants contained in Article VI or Article VII. Inclusion of any items or information in the Parent Disclosure Letter shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that, individually or in the aggregate, has had or would reasonably be likely to have a Parent Material Adverse Effect or to affect the interpretation of such term for purposes of this Agreement.

(e) The phrases “transactions contemplated hereby”, “transactions contemplated by this Agreement” or words of similar import shall not be deemed to include the Pine 2.0 Acquisition and related transactions, unless otherwise expressly stated.

(f) All dollar amounts referred to in this Agreement are stated in United States dollars, unless otherwise specifically noted.

Section 10.14 Assignment. This Agreement shall not be assignable by operation of law or otherwise, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any (i) Debt Financing Sources as collateral in respect of the Debt Financing or (ii) other Person after the Closing, and Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any (i) Debt Financing Sources as collateral in respect of the Debt Financing or (ii) a wholly owned Subsidiary of Parent; provided that such transfer or assignment shall not (i) relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Sub or (ii) materially delay the consummation of the Merger or any of the other transactions contemplated hereby or impose any additional obligations on the Company, its Subsidiaries or their respective Affiliates (including in respect of required consents or approvals or governmental filing obligations). Any purported assignment in violation of this Agreement is void.

Section 10.15 Non-Recourse; Limitation on Liability; Waiver of Claims.

(a) This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party, except for claims that the Company may assert in accordance with the Limited Guarantee or Equity Commitment Letter. Without limiting the rights of the Company against Parent and Merger Sub, in no event shall the Company or any of its Related Parties seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any of Parent’s or Merger Sub’s Related Parties (other than in accordance with the Limited Guarantee or Equity Commitment Letter).

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(b) Notwithstanding anything to the contrary contained herein, the Company (on behalf of itself and any of its Affiliates, directors, officers, employees, agents, Representatives and the Company’s Related Parties and each of their successors or permitted assigns) hereby waives any rights or claims against all Debt Financing Sources in connection with this Agreement, the Debt Commitment Letters, the Debt Financing, the definitive financing agreements for the Debt Financing, or in respect of any other document or theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith and the Company (on behalf of itself and any of its Affiliates, directors, officers, employees, agents, Representatives and its Related Parties and each of their successors or permitted assigns) agrees not to commence any action or proceeding against any Debt Financing Source in connection with this Agreement, the Debt Commitment Letter, the Debt Financing, the definitive financing agreements for the Debt Financing, or in respect of any other document or theory of law or equity and agrees to cause any such action or proceeding asserted by the (on behalf of itself and any of its Affiliates, directors, officers, employees, agents, Representatives and the Company’s Related Parties and each of their successors or permitted assigns) in connection with this Agreement, the Debt Commitment Letter, the Debt Financing, the definitive financing agreements for the Debt Financing, or in respect of any other document or theory of law or equity against any Debt Financing Source to be dismissed or otherwise terminated. In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Debt Financing Source shall have any liability for any claims or damages to the Company any of its Affiliates, directors, officers, employees, agents, Representatives and the Company’s Related Parties and each of their successors or permitted assigns, in connection with this Agreement, the Debt Commitment Letter, the Debt Financing, the definitive financing agreements for the Debt Financing, or the transactions contemplated hereby or thereby. Without limiting the foregoing, the Debt Financing Sources shall be beneficiaries of all limitations on remedies and damages in this Agreement that apply to Parent or Merger Sub hereto and are express third party beneficiaries of this Section 10.15.

[Signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

PACIFIC US INC.

By:	/s/ Bruce Hogg
Name: Bruce Hogg
Title: Authorized Signatory

By:	/s/ Michael Douglas
Name: Michael Douglas
Title: Authorized Signatory

PACIFIC BIDCO US INC.

By:	/s/ Bruce Hogg
Name: Bruce Hogg
Title: Authorized Signatory

By:	/s/ Michael Douglas
Name: Michael Douglas
Title: Authorized Signatory

PATTERN ENERGY GROUP INC.

By:	/s/ Michael M. Garland
Name: Michael M. Garland
Title: Chief Executive Officer

[Signature Page to the Merger Agreement]

ANNEX A

DEFINED TERMS

Term	Section
2019 Annual Bonus Targets	6.3(c)
2019 Bonuses	6.3(c)
Acceptable Company Confidentiality Agreement	5.2(b)
Action	10.6(a)
Affiliate	4.1
Agreement	Preamble
Alternate Debt Financing	7.6(b)
Alternative Company Acquisition Agreement	5.2(a)(iv)
Anti-Corruption Laws	4.2(t)(iii)
Bankruptcy and Equity Exception	4.2(c)(i)
Book-Entry Share	3.1(a)
business day	1.2
Canadian Securities Authorities	4.2
Canadian Securities Laws	4.2
Certificate	3.1(a)
Closing	1.2
Closing Date	1.2
Code	3.2(h)
Company	Preamble
Company Acquisition Proposal	5.2(d)
Company Board	Recitals
Company Common Stock	Recitals
Company Common Stock Option	3.3(h)
Company Disclosure Letter	4.1
Company Encumbrance	4.2(k)(iv)
Company Environmental Permit	4.2(m)(ii)
Company Equity Awards	3.3(f)
Company ERISA Affiliate	4.2(h)(ii)
Company ERISA Plan	4.2(h)(i)
Company Insurance Policies	4.2(q)
Company Intervening Event	5.2(f)
Company Leased Real Property	4.2(k)(ii)
Company Material Adverse Effect	4.1
Company Material Generator	4.1
Company Meeting	4.2(c)(i)

Annex A-1

Term	Section
Company Non-U.S. Benefit Plan	4.2(h)(vii)
Company Owned Real Property	4.2(k)(i)
Company Participant	4.2(h)(i)
Company Performance Share	3.3(h)
Company Plan	4.2(h)(i)
Company Preferred Stock	4.2(b)(i)
Company Recommendation	4.2(c)(ii)
Company Recommendation Change	5.2(e)(i)
Company Recommendation Change Notice	5.2(f)
Company Reports	4.2(e)(i)
Company Restricted Share	3.3(h)
Company RSU	3.3(h)
Company Special Committee	Recitals
Company Stock Plan	4.2(b)(i)
Company Termination Fee	9.5(b)(i)(B)(2)
Condition Satisfaction	9.3(c)
Confidentiality Agreement	5.3(b)
Continuing Employees	6.3(a)
Contract	4.1
control	4.1
controlled by	4.1
controlling	4.1
Convertible Notes	4.2(b)(i)
Convertible Notes Indenture	4.2(b)(i)
Covered Pine 2.0 Units	4.1
D&O Insurance	6.2(b)
Debt Commitment Letter	4.3(g)(i)
Debt Financing	4.3(g)(i)
Debt Financing Sources	4.3(g)(i)
Delaware Certificate of Merger	1.3
DGCL	Recitals
Dissenting Stockholders	3.3(h)
Effective Time	1.3
Eligible Share	3.1(a)
Eligible Shares	3.1(a)
Environmental Law	4.2(m)(v)
Equity Commitment	4.3(g)(i)
Equity Financing	4.3(g)(i)
Equity Investors	4.3(g)(i)
ERISA	4.2(h)(i)
Exchange Act	4.2(d)(i)
Excluded Shares	3.3(h)
FCPA	4.2(t)(iii)
Financing	4.3(g)(i)
Financing Commitments	4.3(g)(i)

Annex A-2

Term	Section
GAAP	4.2(e)(ii)
Government Official	4.2(t)(iii)
Government Regulatory Entity	7.1(d)(i)
Governmental Entity	4.2(d)(i)
Hazardous Substance	4.2(m)(v)
Indemnified Parties	6.2(a)
Intellectual Property	4.2(p)(i)
IRS	4.2(h)(ii)
IT Assets	4.2(p)(ii)
Knowledge of Parent	4.1
Knowledge of the Company	4.1
Laws	4.2(i)
Licenses	4.2(i)
Lien	4.2(b)(i)
Limited Guarantee	Recitals
made available	4.1
Material Company Contract	4.2(j)
Maximum Amount	6.2(b)
Merger	Recitals
Merger Consideration	3.1(a)
Merger Sub	Preamble
MI 61-101	4.2(c)(i)
Multiemployer Plan	4.2(h)(i)
New Debt Commitment Letter	7.6(b)
Option Consideration	3.3(d)
Order	8.1(c)
Owned Intellectual Property	4.2(p)(i)
Parent	Preamble
Parent Board	Recitals
Parent Disclosure Letter	4.1
Parent Material Adverse Effect	4.1
Parent Termination Fee	9.5(c)(i)
Paying Agent	3.2(a)
Payment Fund	3.2(a)
Person	3.2(e)
Pine 2.0 Acquisition Agreement	Recitals
Pine 2.0 Acquisition	Recitals
Pine 2.0 Units	4.1
Pine 2.0	Recitals
Pine 2.0 Limited Partnership Agreement	4.1
Proxy Statement	5.2(e)(i)
Redwood	Recitals
Related Parties	9.5(e)
Release	4.2(m)(v)
Representatives	4.2(e)(iv)
Required Amounts	4.3(g)(i)
Requisite Company Approval(s)	4.2(c)(i)
Sarbanes-Oxley Act	4.2(e)(i)
SEC	4.2
Section 8.1(c) Regulatory Failure	Section 9.5(c)(ii)
Securities Act	4.2(e)(i)

Annex A-3

Term	Section
Solicitation Period End Time	5.2(b)
Subsidiary	4.1
Superior Company Proposal	5.2(d)
Surviving Corporation	1.1
Takeover Statute	4.2(l)
Tax	4.2(n)
Tax Return	4.2(n)
Tax Returns	4.2(n)
Taxes	4.2(n)
Termination Date	9.2(a)
Trade Controls Laws	4.2(t)(iii)
TSX	4.2(d)(i)
under common control with	4.1
Wholly Owned Company Subsidiary	4.2(n)(v)
Willful Breach	9.5(h)

Annex A-4

Exhibit A

Certificate of Incorporation of the Surviving Corporation

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PATTERN ENERGY GROUP INC.

Pattern Energy Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on October 2, 2012. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 24, 2013 (the “Amended Certificate”).

2. This Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the General Corporation Law of the State of Delaware (the “DGCL”).

3. The text of the Amended Certificate is hereby amended and restated to read in its entirety as follows:

FIRST. The name of the Corporation is Pattern Energy Group Inc.

SECOND. The registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808. The name of the Corporation’s registered agent at that address is Corporation Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL or any successor statute.

FOURTH. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is [●] shares. The Corporation is authorized to issue two classes of shares, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is [●] shares, $0.01 par value per share. The total number of shares of Preferred Stock authorized to be issued is [●] shares, $0.01 par value per share.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation or to a Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or a Preferred Stock Designation or pursuant to the DGCL. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of either the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide, by resolution or resolutions from time to time, for the issuance, out of the unissued shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:

(a)	the designation of the series, which may be by distinguishing number, letter or title;

(b)

the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(c)

the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(d)	the dates on which dividends, if any, shall be payable;

(e)	the redemption rights and price or prices, if any, for shares of the series;

(f)	the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;

(g)	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation;

(h)

whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(i)	restrictions on the issuance of shares of the same series or any other class or series;

(j)	the voting rights, if any, of the holders of shares of the series generally or upon specified events; and

(k)	any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of such shares,

all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

FIFTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors, acting by majority vote, is expressly authorized to make, alter, amend or repeal, in whole or in part, the bylaws of the Corporation.

SIXTH. Unless and except to the extent that the bylaws of the Corporation shall so require, election of directors of the Corporation need not be by written ballot.

SEVENTH.

A. To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

B. Neither the amendment nor repeal of this Article SEVENTH, nor the adoption of any provision of, or any other amendment to, this Amended and Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

C. If the DGCL is amended to authorize corporate action further eliminating or limiting the liability of directors, then a director of the Corporation shall be free of liability to the fullest extent permitted by the DGCL, as so amended.

D. This Article SEVENTH shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the bylaws of the Corporation, by agreement, by vote of the stockholders, approval of the directors of the Corporation or otherwise.

EIGHTH. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL, and the restrictions contained in Section 203 of the DCGL shall not apply to the Corporation.

NINTH. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (A) any “internal corporate claim” within the meaning of the DGCL and (B) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Corporation’s bylaws (as either may be amended and/or restated from time to time), (iv) any action to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Corporation’s bylaws (as either may be amended and/or restated from time to time), or (v) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein; provided, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article NINTH.

TENTH. If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

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Exhibit 10.1

THIRD AMENDED AND RESTATED

AGREEMENT OF

LIMITED PARTNERSHIP

OF

PATTERN ENERGY GROUP HOLDINGS 2 LP

Dated effective as of

November 1, 2019

THE UNITS IN PATTERN ENERGY GROUP HOLDINGS 2 LP HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. NO UNIT MAY BE SOLD OR OFFERED FOR SALE (WITHIN THE MEANING OF ANY SECURITIES LAW) UNLESS A REGISTRATION STATEMENT UNDER ALL APPLICABLE SECURITIES LAWS WITH RESPECT TO THE UNIT IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS IS THEN APPLICABLE TO THE UNIT. A UNIT ALSO MAY NOT BE TRANSFERRED OR ENCUMBERED UNLESS THE PROVISIONS OF THIS AGREEMENT ARE SATISFIED.

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

i

THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

PATTERN ENERGY GROUP HOLDINGS 2 LP

This THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Agreement”) of Pattern Energy Group Holdings 2 LP, a Delaware limited partnership (the “Partnership”), dated as of November 1, 2019, is made by and among Pattern Energy Group Holdings 2 GP LLC, a Delaware limited liability company (the “General Partner”), the Units (Capital) Limited Partners set forth on Exhibit B hereto and the Units (Profits Interest) Limited Partners set forth on Exhibit D hereto.

W I T N E S S E T H:

WHEREAS, the Partnership was formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del. Code §17-101 et seq., (as it may be amended from time to time, the “Act”) by filing a Certificate of Limited Partnership (the “Certificate”) with the Secretary of State of the State of Delaware on November 10, 2016;

WHEREAS, on November 14, 2016, the General Partner and Pattern Energy Group Holdings LP, a Delaware limited partnership (the “Initial Limited Partner”), entered into a limited partnership agreement of the Partnership (the “Initial LPA”);

WHEREAS, on December 8, 2016 (the “Initial Closing Date”), the General Partner and the Limited Partners of the Partnership as of the Initial Closing Date entered into the Amended and Restated Agreement of Limited Partnership of the Partnership (as amended on March 1, 2017) (the “First A&R LPA”), amending and restating the Initial LPA in its entirety;

WHEREAS, on the Initial Closing Date, pursuant to the Contribution Agreement, the Initial Limited Partner (i) contributed certain assets to the Partnership in exchange for Class A Units, and (ii) distributed and transferred such Class A Units to the Class A limited partners of the Initial Limited Partner;

WHEREAS, on June 16, 2017 (the “Signing Date”) a Second Amended and Restated Agreement of Limited Partnership of the Partnership was entered into by the parties thereto (the “Second A&R LPA”) amending and restating the First A&R LPA in its entirety;

WHEREAS, prior to the Redesignation the Class A Units and the Class B Units of the Partnership represented, in aggregate, the entire economic interest of the Limited Partners in the Partnership;

WHEREAS, the Partners of the Partnership desire to amend and restate the Second A&R LPA to provide for a redesignation (the “Redesignation”) of the Class A Units and Class B Units as a single class of Units, with the Units formerly designated as Class A Units being redesignated as Units (Capital) and the Units formerly designated as Class B Units being redesignated as Units (Profits Interest), each having the distinct attributes set forth herein, which Redesignation shall be effective as at the date of this Agreement (the “Redesignation Date”);

WHEREAS, from and after the Redesignation Date, the Units (Capital) and the Units (Profits Interest) represent, in aggregate, the entire economic interest of the Limited Partners in the Partnership, with the Units (Profits Interest) constituting “profits interests” as provided herein, and the Units (Capital) representing the remaining economic interest of the Limited Partners in the Partnership;

WHEREAS, (a) holders of Units (Capital), in such capacity and with respect to such Units (Capital), shall have only the rights and obligations attached to the Units (Capital) of the Partnership, and not those attached to the Units (Profits Interest) of the Partnership, and (b) holders of Units (Profits Interest), in such capacity and with respect to such Units (Profits Interest), shall have only the rights and obligations attached to the Units (Profits Interest) of the Partnership, and not those attached to the Units (Capital) of the Partnership;

WHEREAS, the Redesignation shall not have any effect on the number or terms of the Partnership Interests of the Limited Partners in their respective capacities as holders of Units and, in particular, does not result in any events identified in section 15.05(b) or (c) of the Second A&R LPA;

WHEREAS, for all U.S. federal, state and local income tax purposes (i) the Redesignation is intended to be treated as having no effect and (ii) consistent with clause (i), the Units held by each Partner immediately after the Redesignation are intended to be treated as the same Units held by such Partner immediately prior to the Redesignation;

WHEREAS the Board of Directors (as defined below) previously approved certain changes to the Second A&R LPA which the Partners desire to reflect herein; and

WHEREAS, the Redesignation and the amendments to the Second A&R LPA as set forth in this Agreement have been approved as required by the Second A&R LPA and are binding upon the Partners in accordance with section 15.05 of the Second A&R LPA;

NOW, THEREFORE, in consideration of the premises and the covenants and provisions hereinafter contained, the Partners hereby amend and restate the Second A&R LPA in its entirety to effect the Redesignation and further agree as follows:

ARTICLE I

DEFINITIONS

“Accredited Investor” has the meaning set forth in Regulation D promulgated under the Securities Act.

“Act” has the meaning set forth in the recitals of this Agreement.

“Adjusted Capital Account” means the Capital Account maintained for each Partner, (a) increased by any amounts that such Partner is obligated to restore or is treated as obligated to restore under Treasury Regulation Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i)(5)), and (b) decreased by any amounts described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) with respect to such Partner.

“Adoption Agreement” means an agreement of a newly admitted Partner substantially in the form of Exhibit G.

“Affected Partner” has the meaning set forth in Section 11.13 of this Agreement.

“Affiliate” means, with respect to any Person, any Person directly or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control with such Person.

“Alternative Investment Vehicle” has the meaning set forth in Section 2.07.

“Amended Code” means the Code, as amended by the Bipartisan Budget Act.

“Annual Budget” means the first twelve months of each Budget.

“Approved Sale” has the meaning set forth in Section 11.01(a) of this Agreement.

“Assumed Non-Cash Transaction Tax Liability” means, with respect to any Partner and any Taxable Non-Cash Transaction, the amount of federal, state and local income taxes (including any applicable estimated taxes) that would be due from such Partner, assuming such Partner is subject to federal, state and local income tax at the highest marginal tax rate for an individual residing in the State of California (or, if higher in the case of Riverstone, a U.S. corporation doing business in the State of California) who earned solely the items of income or gain recognized by the Partner by reason of such Taxable Non-Cash Transaction.

“Assumed Tax Liability” of any Partner means an amount, determined in the sole discretion of the Board of Directors, equal to (1) the cumulative amount of federal, state and local income taxes (including any applicable estimated taxes) that would be due from such Partner as of such Tax Distribution Date, assuming such Partner were an individual residing in the State of California subject to federal, state and local income tax at the highest marginal tax rate (or, if higher in the case of Riverstone, a U.S. corporation doing business in the State of California) who earned solely the items of income, gain, deduction, loss, and/or credit allocated to such Partner pursuant to Section 6.03 and after taking proper account of loss carryforwards available to such Partner resulting from losses allocated to the Partners by the Partnership, to the extent not taken into account in prior periods, reduced by (2) all previous distributions made to such Partner pursuant to Section 7.03.

“Bipartisan Budget Act” means Title XI of the Bipartisan Budget Act of 2015 and any related provisions of law, court decisions, regulations, rules, and administrative guidance.

“Blocker Corporation” has the meaning set forth in Section 11.02(a) of this Agreement.

“Board Approval” means the affirmative vote of a majority of the members of the Board of Directors of the Partnership.

“Board of Directors” means the board of directors of the Partnership, to whom the General Partner irrevocably delegates, and in which is vested with, pursuant to Section 9.01(a), the power to manage the business and affairs of the Partnership (other than the General Partner’s duties as “partnership representative” under hereof). The Board of Directors shall constitute a committee within the meaning of Section 17-303(b)(7) of the Act, and its members may include one or more individual Limited Partners. The members of the initial Board of Directors are listed on Exhibit E attached hereto.

“Book Value” means, with respect to any property of the Partnership, such property’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Book Value of any property contributed by a Partner to the Partnership shall be the Fair Market Value of such property as of the date of such contribution.

(b) The Book Values of all properties shall be adjusted to equal their respective Fair Market Values in connection with (i) the acquisition of an interest (or additional interest) in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution to the Partnership or in exchange for the performance of services to or for the benefit of the Partnership, (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership, (iii) the liquidation of the Partnership within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g)(1) (other than pursuant to Section 708(b)(1)(B) of the Code), or (iv) any other event to the extent determined by the Board of Directors to be permitted and necessary to properly reflect Book Values in accordance with the standards set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(q); provided that adjustments pursuant to clauses (i) and (ii) above shall be made only if the Board of Directors reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

(c) The Book Value of property distributed to a Partner shall be the Fair Market Value of such property as of the date of such distribution.

(d) The Book Value of all property shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such property pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) and clause (g) of the definition of Profits and Losses; provided, however, that the Book Value of property shall not be adjusted pursuant to this clause (d) to the extent that an adjustment pursuant to clause (b) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

(e) If the Book Value of property has been determined or adjusted pursuant to clauses (b) or (d) hereof, such Book Value shall thereafter be adjusted by the Depreciation taken into account with respect to such property for purposes of computing Profits and Losses and other items allocated pursuant to Article VI.

“Budget” means each two-year budget approved by the Board of Directors prior to the first day of each Fiscal Year.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to be closed.

“Capital Account” has the meaning set forth in Section 5.06 of this Agreement.

“Capital Contribution” means, with respect to any Partner, the amount of money and the initial Book Value of any property contributed or deemed contributed to the Partnership by such Partner, in accordance with Article V of this Agreement.

“Cause” means the definition of “Cause” used in the applicable Units (Profits Interest) Limited Partner’s Employment Agreement, or, if such Units (Profits Interest) Limited Partner who is an Employee does not have such an Employment Agreement that defines “Cause,” then Cause shall mean (A) any material breach of this Agreement (other than a failure by a Units (Capital) Limited Partner that is not a Units (Capital) Contingent Partner to fund such Limited Partner’s Units (Capital) Commitment Amount, if any) or the Employment Agreement by the Units (Profits Interest) Limited Partner, including without limitation the material breach of any representation, warranty or covenant made under this Agreement or his Employment Agreement, by the Units (Profits Interest) Limited Partner, which such material breach remains uncorrected for thirty (30) days after the applicable member of the PEG Group provides the Units (Profits Interest) Limited Partner written notice of its belief that this clause (A) is being or has been violated by the Units (Profits Interest) Limited Partner; provided that the applicable member of the PEG Group must exercise its right to terminate employment within ninety (90) days after it first becomes aware of such breach; (B) the Units (Profits Interest) Limited Partner’s being the subject of any order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; provided that the applicable member of the PEG Group must exercise its right to terminate employment within ninety (90) days after it first becomes aware of such order; (C) conviction of the Units (Profits Interest) Limited Partner, or plea of nolo contendere by the Units (Profits Interest) Limited Partner, to any felony or crime involving moral turpitude; provided that the applicable member of the PEG Group must exercise its right to terminate employment within ninety (90) days after it first becomes aware of such conviction or plea; or (D) the Units (Profits Interest) Limited Partner’s material mismanagement in providing material services to the Partnership or its Subsidiaries, which such mismanagement is not cured within thirty (30) days after the applicable member of the PEG Group provides the Units (Profits Interest) Limited Partner written notice of its belief that this clause is being or has been violated; provided that such termination of employment must be effected within ninety (90) days of the date that the applicable member of the PEG Group first became aware of such mismanagement.

“Certificate” has the meaning set forth in the recitals of this Agreement.

“Class A Unit” means, prior to the Redesignation Date, a Unit representing a fractional part of the Partnership Interests and having the rights and obligations specified with respect to the Class A Units in the Second A&R LPA.

“Class B Unit” means, prior to the Redesignation Date, a Unit representing a fractional part of the Partnership Interests and having the rights and obligations specified with respect to the Class B Units in the Second A&R LPA.

“Code” means the Internal Revenue Code of 1986, as amended.

“Competitor” means any Person (other than any investment fund managed by a member of the Riverstone Group) who is engaged in the active development or operation of renewable energy projects in any geographic region where Pattern Energy or any of its Subsidiaries is conducting business.

“Competitive Business” has the meaning set forth in Section 11.08(c)(iv) of this Agreement.

“Contribution Agreement” means the Contribution Agreement, dated as of December 8, 2016, by and between the Initial Limited Partner and the Partnership.

“Contribution Loan” means any loan made by the Partnership to Pattern Energy, to enable Pattern Energy to make an additional Capital Contribution to the Partnership pursuant to Section 5.02(a).

“Control” (including the correlative terms “Controlled by” and “Controlling”) means the possession, directly or indirectly, of the power to direct, or to cause the direction of, the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Co-Seller” has the meaning set forth in Section 11.05(a) of this Agreement.

“Depreciation” means, for each Fiscal Period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to property for such Fiscal Period, except that (A) with respect to any such property the Book Value of which differs from its adjusted tax basis for federal income tax purposes and which difference is being eliminated by use of the “remedial method” pursuant to Treasury Regulation Section 1.704-3(d), Depreciation for such taxable year shall be the amount of book basis recovered for such Fiscal Period under the rules prescribed by Treasury Regulation Section 1.704-3(d)(2), and (B) with respect to any other such property the Book Value of which differs from its adjusted tax basis at the beginning of such Fiscal Period, Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Period bears to such beginning adjusted tax basis; provided that if the adjusted tax basis of any property at the beginning of such Fiscal Period is zero, Depreciation with respect to such property shall be determined with reference to such beginning value using any reasonable method selected by the Partnership Representative.

“Designated Individual” shall have the meaning set forth in Treasury Regulations Section 301.6223-1.

“Development Leadership Team” means the Persons listed under the heading “Development Leadership Team” on Exhibit E hereto, as the same may be amended, modified or supplemented from time to time. The current members of the Development Leadership Team are Hunter Armistead, Daniel Elkort, Cary Kottler, Christian Hackett, Derek Price, Eric Daly, George Hardie, Jean Wilson, John Bodt, Joh Forrester, Sarah Webster, and Matt Langley.

“Dilution Event” has the meaning set forth in Section 5.02(c) of this Agreement.

“Director” means a member of the Board of Directors.

“Disabled” or “Disability” means, as used to describe any Units (Profits Interest) Limited Partner who is an Employee, the definition of “Disabled” or “Disability” used in such Units (Profits Interest) Limited Partner’s Employment Agreement, or, if such Units (Profits Interest) Limited Partner does not have such an Employment Agreement that defines “Disabled” or “Disability,” “Disabled” or “Disability” shall exist if the Units (Profits Interest) Limited Partner is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Partnership or the applicable member of the PEG Group, as the case may be; provided that if the Units (Profits Interest) Limited Partner disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Partnership or such member of the PEG Group, as the case may be, and the Units (Profits Interest) Limited Partner for final determination, and the Units (Profits Interest) Limited Partner shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Partnership or such member of the PEG Group, as the case may be, the Units (Profits Interest) Limited Partner shall submit to a mental or physical examination to be performed by an independent physician selected by the Partnership or such member of the PEG Group, as the case may be, to assist the Partnership or such member of the PEG Group, as the case may be, in making such determination.

“Distributable Property” means the excess of cash and property on hand over the amount that the Board of Directors determines is required to be retained as a reasonable reserve to meet any liabilities or proposed expenditures of the Partnership which are accrued or reasonably foreseeable or that is otherwise reasonably necessary to be retained. In determining any reserves, the Board of Directors shall consider, in its reasonable discretion and in good faith, anticipated committed expenditures and prospective sources of cash.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Effective Date” means the date on which the Partnership issues its first capital call after the Signing Date.

“Effective Date Contributing Partner” means any Units (Capital) Limited Partner that made a Capital Contribution on or about the Effective Date in accordance with Section 5.01(b). The identity of each individual Effective Date Contributing Partner is listed on Exhibit A under the heading “Effective Date Contributing Partner.”

“Employee” means any Person who is employed by any member of the PEG Group.

“Employment Agreement” means the then effective employment agreement, if any, entered into between any member of the PEG Group and a Units (Profits Interest) Limited Partner.

“Equity Securities” has the meaning set forth in Section 13.02(a) of this Agreement.

“Facility Default Capital Call” has the meaning set forth in Section 5.02(c) of this Agreement.

“Family Member” has the meaning set forth in Section 12.01(b) of this Agreement.

“Fair Market Value” has the meaning set forth in Section 11.09 of this Agreement.

“Fiscal Period” means (i) any period commencing on the date hereof or the day following the end of a prior Fiscal Period and (ii) ending on the last day of each Fiscal Year, the day preceding any day in which an adjustment to the Book Value of the Partnership’s properties pursuant to clause (b) of the definition of Book Value occurs, or any other date determined by the Board of Directors.

“Fiscal Year” means the fiscal year of the Partnership which shall end on December 31 of each calendar year unless, for United States federal income tax purposes, another fiscal year is required. The Partnership shall have the same fiscal year for United States federal income tax purposes and for accounting purposes.

“General Partner” means Pattern Energy Group Holdings 2 GP LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Partnership.

“Goldman Facility” means the uncommitted revolving credit agreement among the Partnership, various members of the Riverstone Group, and Goldman Sachs Bank USA dated as of April 11, 2019.

“Good Reason” means the definition of “Good Reason” used in the applicable Units (Profits Interest) Limited Partner’s Employment Agreement, or if the Units (Profits Interest) Limited Partner does not have such an Employment Agreement that defines “Good Reason,” then Good Reason shall mean (A) a material diminution in the Units (Profits Interest) Limited Partner’s authority, title or position, duties, or responsibilities; (B) a material breach by the Partnership of its obligations to the Units (Profits Interest) Limited Partner pursuant to this Agreement or a material breach by the Partnership or the applicable member of the PEG Group of the Units (Profits Interest) Limited Partner’s Employment Agreement; (C) the involuntary relocation of the geographic location of the Units (Profits Interest) Limited Partner’s principal place of employment by more than 40 miles from the location of the Units (Profits Interest) Limited Partner’s principal place of employment as of the effective date of employment; or (D) a diminution in the Units (Profits Interest) Limited Partner’s base salary or a material diminution in the discretionary target bonus, if applicable (as such terms are defined in his Employment Agreement), for which the Units (Profits Interest) Limited Partner is eligible in one year, as compared to the target bonus, if applicable, for which the Units (Profits Interest) Limited Partner was eligible in the previous year. Notwithstanding the foregoing provisions of this definition or any other provision of this Agreement to the contrary, any assertion of a Units (Profits Interest) Limited Partner of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (i) the Units (Profits Interest) Limited Partner must provide written notice to the applicable member of the PEG Group of the conditions described in (A), (B), (C) or (D) that give rise to the Units (Profits Interest) Limited Partner’s belief that Good Reason for termination exists within sixty (60) days after the Units (Profits Interest) Limited Partner first becomes aware of the initial existence of the condition; (ii) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by such member of the PEG Group; and (iii) the date of the Units (Profits Interest) Limited Partner’s termination of employment must occur within ninety-one (91) days after the Units (Profits Interest) Limited Partner first becomes aware of the initial existence of the condition specified in such notice.

“Grant Date” means, with respect to any Unit (Profits Interest), the date on which such Unit (Profits Interest) is issued to an Employee or Management Holdco, as applicable, whether pursuant to this Agreement or otherwise or, prior to the Redesignation Date, the date on which Class B Units were so issued to an Employee or Management Holdco, as applicable.

“Holder” means (i) any Person that was a Limited Partner immediately prior to a Qualified Public Offering owning Registrable Securities that have not been sold to the public, and (ii) any Transferee of Registrable Securities in a private transaction after a Qualified Public Offering.

“Immediate Family” means the spouse of an individual and the grandparents, parents, siblings and children (and children and spouses of any of the foregoing) of the individual or his or her spouse. An adopted child will be treated as a child of his or her adoptive parent or parents if (but only if) he or she was adopted before he or she reached 21 years of age.

“Identified Development Properties” has the meaning set forth in Section 11.08(c)(iv).

“Independent Advisor” has the meaning set forth in Section 11.09(c) of this Agreement.

“Indemnitee” has the meaning set forth in Section 10.01 of this Agreement.

“Initial Closing Date” means December 8, 2016.

“Initial Contributing Partners” means any Units (Capital) Limited Partner deemed to have made a Capital Contribution on the Initial Closing Date in accordance with Section 5.01(a). The identity of each individual Initial Contributing Partner is listed on Exhibit A under the heading “Initial Contributing Partner.”

“Initial Limited Partner” has the meaning set forth in the recitals of this Agreement.

“Initial Limited Partner LPA” means the First Amended and Restated Agreement of Limited Partnership of the Initial Limited Partner, dated effective as of July 15, 2010, as the same may be amended from time to time.

“Initial LPA” has the meaning set forth in the recitals of this Agreement.

“Initiating Holder” has the meaning set forth in Section 11.03(a) of this Agreement.

“Investment Criteria” means investments in projects that meet the following criteria:

i.	Expected net pre-tax proceeds to equity upon sale of no less than 1.40 times the total amount of equity invested prior to sale;

ii.	Wind, solar, transmission or storage in countries that are members of the Organization for Economic Co-operation and Development; and

iii.	Fixed-price power purchase arrangements with a term of no less than 10 years, covering no less than 60% of the project’s forecast output.

“Liquidation Event” means the occurrence of any of the following: (i) a merger, consolidation or sale of substantially all of the assets of the Partnership, (ii) the Transfer in a single transaction or a series of related transactions of 100% of the Units of the Partnership and (iii) the winding up, dissolution or liquidation of the Partnership.

“Limited Partner” means any Person (i) executing this Agreement or any other writing evidencing the interest of such Person to become a limited partner of the Partnership, (ii) complying with the conditions for becoming a limited partner of the Partnership as set forth in this Agreement or any other writing and requesting (orally, in writing or by other action such as payment for a Partnership Interest) that the records of the Partnership reflect such admission, and (iii) hereafter admitted to the Partnership as a limited partner as herein provided; but shall not include any Person who has ceased to be a limited partner of the Partnership. For the avoidance of doubt, the term “Limited Partner” includes each Units (Capital) Limited Partner and each Units (Profits Interest) Limited Partner.

“Management Designee” has the meaning set forth in Section 9.02(a).

“Management Holdco” means Pattern Equity Holdings 2 LLC, a Delaware limited liability company formed and controlled by the Partnership for the purpose of owning Units.

“Management Holdco LLC Units” refers to the units representing membership interests in Management Holdco.

“Management Services Agreement” means the Amended and Restated Management Services Agreement, dated as of the Signing Date, by and between the Initial Limited Partner, Pattern Energy and the Partnership, as the same may be amended from time to time.

“Market Area” has the meaning set forth in Section 11.08(c)(iv) of this Agreement.

“Marketable Securities” means securities that are (i) traded on an established United States securities exchange or stock market, free of all liens, claims and encumbrances (excluding those arising under applicable securities laws), and (ii) either, (A) freely tradeable, or (B) transferable by Limited Partners that are not Affiliates of the issuer thereof pursuant to Rule 144 under the Securities Act, or any successor rule thereto without any volume limitations.

“Minimum Gain” has the meaning assigned to that term in Treasury Regulation Section 1.704-2(d).

“Non-Competition Agreement” means the Second Amended and Restated Non-Competition Agreement, dated as of the Signing Date, by and between the Initial Limited Partner, Pattern Energy and the Partnership, as the same may be amended from time to time.

“Nonrecourse Deduction” has the meaning assigned to that term in Treasury Regulation Section 1.704-2(b).

“Officers” has the meaning set forth in Section 9.03 of this Agreement.

“Other Investments” has the meaning set forth in Section 3.05(a)(i) of this Agreement.

“Participation Offer” has the meaning set forth in Section 11.05 of this Agreement.

“Partner” means any General Partner or Limited Partner.

“Partner Nonrecourse Debt” has the meaning assigned to that term in Treasury Regulation Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning assigned to that term in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deduction” has the meaning assigned to that term in Treasury Regulation Section 1.704-2(i)(1).

“Partnership” has the meaning set forth in the preamble of this Agreement.

“Partnership Group Member” means the Partnership and any Person in which the Partnership owns a capital or profits interest.

“Partnership Interests” means, collectively, the interests of the Partners in the Partnership, including, without limitation, rights to distributions (liquidating or otherwise), allocations, information, and, if applicable, to consent or approve, as represented by Units.

“Partnership Representative” has the meaning assigned to that term in Section 6223 of the Amended Code and any Treasury Regulations or other administrative or judicial pronouncements promulgated thereunder.

“Pattern Energy” means Pattern Energy Group Inc., a Delaware corporation.

“PEG 1 Distributions” means, with respect to a Units (Capital) Limited Partner, any amounts distributed to such Units (Capital) Limited Partner directly by the Initial Limited Partner pursuant to the Initial Limited Partner LPA on or after the Effective Date, in connection with such Units (Capital) Limited Partner’s Class A Units (as such term is defined in the Initial Limited Partner LPA as in force at such time) in the Initial Limited Partner, or indirectly through Pattern Equity Holdings LLC pursuant to the Limited Liability Company Agreement of Pattern Equity Holdings LLC, dated effective as of August 31, 2010, in connection with such Units (Capital) Limited Partner’s Class A Units in Pattern Equity Holdings LLC, in each case, net of federal, state, and local taxes paid or payable on such distributions, determined at the highest marginal rate applicable to individuals resident in the State of California for the taxable year during which any such distribution is made.

“PEG 1 Services Failure” has the meaning given to such term in the Management Services Agreement.

“PEG Indemnitors” has the meaning set forth in Section 10.11 of this Agreement.

“PEG Group” means, collectively, the Partnership, the Initial Limited Partner, Pattern Energy and their respective Subsidiaries.

“PEG 1 Limited Partner” means any Person who has received a distribution of Class A Units (prior to the Redesignation) from the Initial Limited Partner pursuant to the Initial Limited Partner LPA.

“Person” means any individual, partnership, corporation, limited liability company, trust or other entity.

“Pre-Effective Date Units (Capital)” means the Class A Units outstanding immediately prior to the Effective Date.

“Profits” or “Losses” means, for each Fiscal Period, an amount equal to the Partnership’s taxable income or loss for such period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss;

(b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses,” shall be subtracted from such taxable income or loss;

(c) In the event the Book Value of any asset is adjusted pursuant to clause (b) or clause (c) of the definition of Book Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Book Value of the asset) or an item of loss (if the adjustment decreases the Book Value of the asset) from the disposition of such asset and shall, except to the extent allocated pursuant to the Regulatory Allocations, be taken into account for purposes of computing Profits or Losses;

(d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value;

(e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation;

(f) To the extent an adjustment to the adjusted tax basis of any asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Account balances as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or an item of loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(g) Any items that are allocated pursuant to the Regulatory Allocations shall not be taken into account in computing Profits and Losses.

“Public Entity” has the meaning set forth in Section 11.03(a) of this Agreement.

“Purchase Rights Agreement” means the Amended and Restated Purchase Rights Agreement, dated as of the Signing Date, by and between Pattern Energy and the Partnership, as the same may be amended from time to time.

“Qualified Public Offering” means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Partnership (or any successor thereto) approved by the Board of Directors and with anticipated net proceeds to the Partnership (or successor entity) of $100 million or more.

“Recapitalization” has the meaning set forth in Section 11.02(f)(i) of this Agreement.

“Redesignation” has the meaning set forth in the preamble to this Agreement.

“Redesignation Date” has the meaning set forth in the preamble to this Agreement.

“Registrable Securities” means securities of the Public Entity owned by a Holder which are the same class as the equity securities sold in the Qualified Public Offering.

“Regulatory Allocations” means the allocations pursuant to Section 6.02 of this Agreement.

“Remaining Units (Capital) Commitment Amount” means, with respect to each Units (Capital) Limited Partner as of any date, an amount equal to:

(a) such Units (Capital) Limited Partner’s Units (Capital) Commitment Amount as described on Exhibit B, as amended from time to time pursuant to this Agreement, minus

(b) the aggregate amount of such Units (Capital) Limited Partner’s Capital Contributions made (or deemed made) on or prior to such date for any purpose, plus

(c) the amount of any distributions made (or deemed made) to such Units (Capital) Limited Partner pursuant to Section 7.01 and Section 7.03 up to the aggregate amount of the Capital Contributions made by such Units (Capital) Limited Partner.

“Renounced Business Opportunity” has the meaning set forth in Section 3.05(c) of this Agreement.

“Reorganization” has the meaning set forth in Section 11.02(a) of this Agreement.

“Restricted Securities” means securities that are subject to restrictions or limitations on resale in order to comply with Rules 144 or 145 (and any successor rules) as promulgated under the Securities Act or sales or dispositions of securities that are otherwise restricted under the terms of any agreement pursuant to which such securities were acquired or issued.

“Retained Distributions” has the meaning set forth in Section 7.01(f) of this Agreement.

“Riverstone” means Riverstone Pattern Energy II Holdings, L.P.

“Riverstone Designee” has the meaning set forth in Section 9.02(a) of this Agreement.

“Riverstone Group” means Riverstone or any analogous entities that are used to form, organize or establish such funds, and their respective Affiliates and partners, officers, directors and employees (and members of their respective Immediate Families and trusts for the primary benefit of such family members).

“Riverstone Indemnitors” has the meaning set forth in Section 10.11 of this Agreement.

“Second A&R LPA” has the meaning set forth in the preamble of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder as in effect from time to time.

“Selling Partner” has the meaning set forth in Section 11.05(a) of this Agreement.

“Signing Date” has the meaning set forth in the preamble of this Agreement.

“Sponsor Indemnitees” has the meaning set forth in Section 10.11 of this Agreement

“Sponsor Indemnitors” has the meaning set forth in Section 10.11 of this Agreement.

“SteelRiver Entities” means SteelRiver Infrastructure Partners LP, SteelRiver Infrastructure Fund North America LP, SteelRiver Management Holdings LLC, SteelRiver Infrastructure Associates LLC, SteelRiver Offshore Infrastructure Associates Ltd., SteelRiver Services LLC, SteelRiver AIV Management LLC, ICS AIV LP, NGPL AIV LP, TransBay AIV LP and their respective investment vehicles and Affiliates.

“Subsidiary” means any Person of which 50% or more of the securities or other equity interests having ordinary voting power for the election of managers, directors or similar Persons is now, or shall hereafter be, owned or controlled, directly or indirectly, by another Person. For the sake of clarity, a limited partnership of which at least 50% of the general partner interests and 50% of the limited partner interests are owned or controlled, directly or indirectly, by any other person, is a Subsidiary of such Person.

“Substitute Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.10(b) in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

“Tag Sale” has the meaning set forth in Section 11.05(a) of this Agreement.

“Tag Sale Value” means, as of the date of a Tag Sale, the aggregate amount that would be received by holders of Units in a sale of all of the Units, based on a valuation of all Units of the Partnership determined by reference to the aggregate consideration to be paid by the acquiring party for the Units to be sold in the Tag Sale, as determined by the Board of Directors in good faith.

“Tax Distribution Date” means any date that is two Business Days prior to the date on which estimated U.S. federal income tax payments are required to be made by calendar year individual taxpayers or, if earlier, a calendar year corporate taxpayer and each due date for the U.S. federal income tax return of an individual calendar year taxpayer or, if earlier, a calendar year corporate taxpayer (without regard to extensions).

“Taxable Non-Cash Transaction” has the meaning set forth in Section 11.13 of this Agreement.

“Termination Event” has the meaning set forth in Section 2.06 of this Agreement.

“Threshold Amount” has the meaning set forth in Section 3.03(c) of this Agreement.

“Transfer” means the sale, assignment, pledge, hypothecation, transfer or other voluntary disposition (by gift or otherwise, and whether as security or otherwise) by a Partner of all or a portion of his, her or its Units. For purposes of this definition, “Transfer” of a Unit includes (a) the sale, assignment, pledge, hypothecation, transfer or other voluntary disposition (by gift or otherwise, and whether as security or otherwise) of an equity interest in any Person substantially all of the assets of which consist, directly or indirectly, of Units, or (b) the merger or consolidation of a Partner, or of any Person referred to in clause (a), with another Person. “Transferor,” “Transferee,” “Transferred” and “Transferring” have meanings corresponding to the forgoing.

“Treasury Regulations” means the Income Tax Regulations promulgated under the Code, as they may be amended from time to time.

“Unit (Capital)” means a Unit representing a fractional part of the Partnership Interests and having the rights and obligations specified with respect to the Units (Capital) in this Agreement; it being understood that references to Units (Capital) at any time before the Redesignation Date shall be deemed to refer to Class A Units.

“Units” means a Partnership Interest of a Partner representing a fractional part of the Partnership Interests of all the Partners, being: (a) as at the Redesignation Date, a single class of Units, comprised of Units (Capital) and Units (Profits Interest), with the relative rights, powers and duties set forth in this Agreement, and the Partnership Interest represented by the Units (Capital) and Units (Profits Interest) shall be determined in accordance with such relative rights and obligations set forth in this Agreement; and (b) prior to the Redesignation Date, the Class A Units and the Class B Units, with the relative rights, powers and duties set forth in the Second A&R LPA.

“Units (Capital) Commitment Amount” means, (i) with respect to each Units (Capital) Limited Partner, an amount equal to its Units (Capital) Fixed Commitment Amount as of the Signing Date as described in Exhibit B, plus (ii) in the case of any Units (Capital) Contingent Partner, such Units (Capital) Contingent Partner’s Units (Capital) Contingent Commitment Amount.

“Units (Capital) Commitment Ratio” means, with respect to each Units (Capital) Limited Partner as of such date of determination, such Units (Capital) Limited Partner’s (a) Units (Capital) Commitment Amount divided by (b) the sum of all Units (Capital) Commitment Amounts.

“Units (Capital) Contingent Commitment Amount” means, with respect to each Units (Capital) Contingent Partner, an amount equal to the percentage opposite such Units (Capital) Contingent Partner’s name in Exhibit C (each, a “Units (Capital) Contingent Commitment Percentage”) of any PEG 1 Distributions received by such Units (Capital) Contingent Partner, in the aggregate as of such date, from the Initial Limited Partner, during the period beginning on the Effective Date and ending eighteen (18) months thereafter, to the extent such amount exceeds such Units (Capital) Contingent Partner’s Units (Capital) Fixed Commitment Amount.

“Units (Capital) Contingent Partner” means each of the Units (Capital) Limited Partners listed on Exhibit C.

“Units (Capital) Fixed Commitment Amount” means, with respect to each Units (Capital) Limited Partner, its Units (Capital) Fixed Commitment Amount set forth opposite such Units (Capital) Limited Partner’s name in Exhibit B.

“Units (Capital) Limited Partner” means any Limited Partner executing this Agreement as a Units (Capital) Limited Partner or hereafter admitted to the Partnership as a Units (Capital) Limited Partner as provided in this Agreement, including any member of the Riverstone Group who is a Transferee of Units (Capital), but does not include any Person who has ceased to be a Limited Partner.

“Units (Capital) Majority” means the holders of a majority of the outstanding Units (Capital).

“Units (Capital) Payout” means, with respect to each Unit (Capital) held by a Units (Capital) Limited Partner, that point in time when both of the Unreturned Capital Contributions and Unpaid Units (Capital) Preference Amount with respect to such Unit (Capital) of such Units (Capital) Limited Partner shall have been reduced to zero (0).

“Units (Capital) Preference Amount” means, with respect to each Unit (Capital) held by a Units (Capital) Limited Partner, an amount equal to an annual pre-tax return of 8%, compounded quarterly, on all Unreturned Capital Contributions made by such Units (Capital) Limited Partner with respect to such Unit (Capital). For the sake of clarity, the Units (Capital) Preference Amount shall be calculated with respect to a given Capital Contribution starting on the later to occur of (i) the date of contribution and (ii) the Effective Date, and shall be applied (and compounded) to the sum of (a) the portion of such Capital Contribution not, as of the time of calculation, repaid to such Units (Capital) Limited Partner and (b) any Units (Capital) Preference Amount accrued and not, as of the time of calculation, distributed to such Units (Capital) Limited Partner until the amount of such Capital Contribution has been returned to such Units (Capital) Limited Partner in its entirety and all such accrued Units (Capital) Preference Amount has been distributed to such Units (Capital) Limited Partner in its entirety.

“Unit (Capital) Sharing Percentage” means, as to any Units (Capital) Limited Partner, the percentage obtained by dividing the number of Units (Capital) owned by such Units (Capital) Limited Partner by the total number of Units (Capital) issued and outstanding at the time in question.

“Unit (Profits Interest)” means a Unit representing a fractional part of the Partnership Interests and having the rights and obligations specified with respect to the Units (Profits Interest) in this Agreement; it being understood that references to Units (Profits Interest) at any time before the Redesignation Date shall be deemed to refer to Class B Units.

“Units (Profits Interest) Limited Partner” means a holder of Units (Profits Interest), whether such Units (Profits Interest) are vested or unvested, who is executing this Agreement as a Units (Profits Interest) Limited Partner or is hereafter admitted to the Partnership as a Units (Profits Interest) Limited Partner as provided in this Agreement, but does not include any Person who has ceased to be a Units (Profits Interest) Limited Partner.

“Units (Profits Interest) Majority” means the holders of a majority of the Units (Profits Interest) (excluding Units (Profits Interest) held by Management Holdco).

“Units (Profits Interest) Payout” means that point in time when the sum of the aggregate amount of distributions, made by the Partnership to the Units (Profits Interest) Limited Partners pursuant to Section 7.01(c) on account of their ownership of Units (Profits Interest), equals 15% of the sum of (i) the amounts distributed to the Units (Capital) Limited Partners pursuant to Section 7.01(b) (excluding any Units (Capital) Preference Amount paid with respect to Pre-Effective Date Units (Capital), whether as a distribution or as part of a redemption or purchase price) and (ii) the amounts distributed to the Units (Capital) Limited Partners and Units (Profits Interest) Limited Partners pursuant to Section 7.01(c).

“Unit (Profits Interest) Sharing Percentage” means, as to any Units (Profits Interest) Limited Partner, the percentage obtained by dividing the number of Units (Profits Interest) owned by such Units (Profits Interest) Limited Partner by the total number of Units (Profits Interest) issued and outstanding at the time in question.

“Unpaid Units (Capital) Preference Amount” means, with respect to each Unit (Capital) held by a Units (Capital) Limited Partner, at any time, the excess, if any, of (i) the Units (Capital) Preference Amount of such Units (Capital) Limited Partner with respect to such Unit (Capital) at such time over (ii) the cumulative amount of distributions to such Units (Capital) Limited Partner with respect to such Unit (Capital) in payment thereof pursuant to Section 7.01(b).

“Unreturned Capital Contributions” means, with respect to each Unit (Capital) held by a Units (Capital) Limited Partner, the aggregate amount of Capital Contributions made by such Units (Capital) Limited Partner with respect to such Unit (Capital) less the cumulative amount of distributions to such Units (Capital) Limited Partner with respect to such Unit (Capital) in return thereof pursuant to Section 7.01(a).

“Withheld Items” has the meaning set forth in Section 11.08(b).

ARTICLE II

ORGANIZATIONAL AND OTHER MATTERS

Section 2.01 Organization; Ratification

(a) The Partnership was formed as a Delaware limited partnership by the filing of the Certificate in the office of the Secretary of State on November 14, 2016.

(b) The Board of Directors hereby ratify any and all acts taken or caused to be taken by any “authorized person” (within the meaning of the Act) in the name of or on behalf of the Partnership prior to the date hereof, including entry by the Partnership (or, as applicable, one of its Subsidiaries) into (and performance by such Person of its obligations under) the Contribution Agreement, the Purchase Rights Agreement, the Management Services Agreement, and the Non-Competition Agreement.

Section 2.02 Name

The name of the Partnership is “Pattern Energy Group Holdings 2 LP,” and all Partnership business must be conducted in such name or such other names that comply with applicable law as the Board of Directors may select from time to time.

Section 2.03 Registered Office; Registered Agent; Principal Office in the United States; Other Offices

The registered office of the Partnership in the State of Delaware shall be the initial registered office designated in the Certificate or such other office (which need not be a place of business of the Partnership) as the Board of Directors may designate from time to time in the manner provided by law. The registered agent of the Partnership in the State of Delaware shall be the initial registered agent designated in the Certificate or such other Person or Persons as the Board of Directors may designate from time to time in the manner provided by law. The registered office of the Partnership in the United States shall be at the place specified in the Certificate, or such other place(s) as the Board of Directors may designate from time to time. The Partnership may have such other offices as the Board of Directors may determine appropriate.

Section 2.04 Purpose

The Partnership may carry on, directly or through one or more Subsidiaries, any lawful business, purpose or activity permitted by the Act.

Section 2.05 Foreign Qualification

Prior to conducting business in any jurisdiction other than the State of Delaware, the Board of Directors shall cause the Partnership to comply, to the extent procedures are available, with all requirements necessary to qualify the Partnership as a foreign limited partnership in such jurisdiction. Each Partner shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming to this Agreement that are necessary or appropriate to qualify, or, as appropriate, to continue or terminate such qualification of, the Partnership as a foreign limited partnership in all such jurisdictions in which the Partnership may conduct business.

Section 2.06 Term

The Partnership commenced on the date the Certificate was filed with the Secretary of State of the State of Delaware, and its term shall continue until the earliest to occur of (a) ten (10) years after the Effective Date, (b) such date falling at least five (5) years after the Effective Date on which either Pattern Energy or Riverstone, in either of their sole discretion, decide to terminate the Partnership, (c) in Pattern Energy’s sole discretion, at any time following the Board of Directors’ rejection of three (3) or more First Rights Project Offers or First Rights PEG 2 LP Offers (each as defined in the Purchase Rights Agreement), in the aggregate, in accordance with the terms of the Purchase Rights Agreement, representing a cumulative net capacity of at least 600 MW, (d) in the event that the condition described in clause (c) applies, in either Pattern Energy’s or Riverstone’s sole discretion at any time following the termination of the exclusivity provisions in the Non-Competition Agreement in accordance with the terms therein and in accordance with this Agreement and the Purchase Rights Agreement, or (e) in the Board of Directors sole discretion, at any time following a PEG 1 Services Failure (any such date specified in clauses (a)-(e), a “Termination Event”). Upon a Termination Event, the Partnership shall (i) cease to undertake any new project development activities and (ii) be wound up, liquidated and dissolved in accordance with this Agreement and applicable law.

Section 2.07 Alternative Investment Vehicles

If in the determination of Riverstone or the Board of Directors, it is in the best interest of the Partnership or any of its Limited Partners that certain or all of the Partners participate in an investment or a potential investment in foreign assets, Riverstone or the Board of Directors may direct that Capital Contributions of certain or all Limited Partners with respect to such investment or potential investment in foreign assets be effected through one or more alternative investment vehicles (each, an “Alternative Investment Vehicle”), provided that Pattern Energy will not, without its prior written consent, be required to participate in an Alternative Investment Vehicle that, at the time of admission of Pattern Energy, would have a material adverse impact on Pattern Energy. In determining whether it is in the best interest of the Partnership or any of its Limited Partners for certain or all of the Partners to participate in an Alternative Investment Vehicle, Riverstone and the Board of Directors will take into account the costs of forming and operating any such Alternative Investment Vehicle and the impact such costs will have on all the Partners. Each Alternative Investment Vehicle shall be governed by documents containing economic and governance terms substantially comparable to this Agreement or expressly subjecting itself to the terms of this Agreement, and the investment results of any Alternative Investment Vehicle will be aggregated with the investment results of this Partnership for purposes of determining the amounts to be distributed to each Limited Partner pursuant to Article VII of this Agreement and the corresponding provisions of any Alternative Investment Vehicle. In furtherance of the foregoing, for purposes of calculating the amounts to be contributed to and distributed from this Partnership, all amounts contributed to an Alternative Investment Vehicle shall be treated as contributed by the Limited Partners participating in such investment through such Alternative Investment Vehicle to this Partnership and all amounts distributed by such Alternative Investment Vehicle shall be treated as distributed from this Partnership to such Limited Partners pursuant to the applicable provisions set forth in Article VII of this Agreement. Each of the Partners will cooperate and take such further actions as Riverstone or the Board of Directors may deem necessary or appropriate to give effect to the purposes of this Section 2.07, including without limitation executing and delivering counterparts to the organizational documents of any Alternative Investment Vehicle

ARTICLE III

PARTNERS; REPRESENTATIONS

Section 3.01 Redesignation of Units

(a) The Redesignation of the formerly designated Class A Units and Class B Units as a single class of Units is effective as at the Redesignation Date. As at the Redesignation Date, (i) the holders of Units (Capital), in such capacity and with respect to such Units (Capital), shall have only the rights and obligations attached to the Units (Capital) of the Partnership, and not those attached to the Units (Profits Interest) of the Partnership, and (ii) the holders of Units (Profits Interest), in such capacity and with respect to such Units (Profits Interest), shall have only the rights and obligations attached to the Units (Profits Interest) of the Partnership, and not those attached to the Units (Capital) of the Partnership. It is recognized that the Redesignation did not change the substantive rights and obligations of the holders of the formerly designated Class A Units and Class B Units and, consistent therewith, for all U.S. federal, state and local income tax purposes, the Partnership and each Partner shall treat (x) the Redesignation as having no effect and (y) consistent with clause (x), the Units held by each Partner immediately after the Redesignation as the same Units held by such Partner immediately prior to the Redesignation.

(b) The rights and obligations of the formerly designated Class A Units and Class B Units prior to the Redesignation Date are set forth in the Second A&R LPA.

Section 3.02 Units (Capital) Limited Partners

The identity of all of the Units (Capital) Limited Partners and the number of Units held by each Units (Capital) Limited Partner are reflected on Exhibit B attached hereto, which shall be amended as necessary by the Board of Directors to reflect any changes in such information. The Partnership is authorized to issue additional Units (Capital) at a price of $1.00 per Unit (unless otherwise provided herein or as otherwise determined by the Board of Directors) and admit additional Units (Capital) Limited Partners only after (a) the Board of Directors consents thereto, (b) so long as the Riverstone Group holds the Units (Capital) Majority, Riverstone consents thereto, (c) each such additional Units (Capital) Limited Partner pays any Capital Contribution required by the Board of Directors and (d) each such additional Units (Capital) Limited Partner executes an Adoption Agreement and any other documents in form and substance as the Board of Directors may deem necessary or desirable to effect such admission. The issuance of additional Units (Capital) shall dilute the Units (Capital) Limited Partners pro rata.

Section 3.03 Units (Profits Interest) Limited Partners

(a) The Partnership shall have the authority to issue not more than 1,000,000 Units (Profits Interest) of which 835,000 Units (Profits Interest) are outstanding on the date of this Agreement. Units (Profits Interest) shall be issuable only to Employees or to Management Holdco. The identity of all of the Units (Profits Interest) Limited Partners and the number of Units held by each Units (Profits Interest) Limited Partner as of the date of this Agreement are reflected on Exhibit D attached hereto, which shall be amended as necessary by the Board of Directors to reflect any changes in such information. The remaining 165,000 authorized but unissued Units (Profits Interest) may be issued, and the Persons to whom they are issued may be admitted as additional Units (Profits Interest) Limited Partners, only by the Board of Directors, with the consent of the Units (Profits Interest) Majority. As a condition to the issuance of the Units (Profits Interest), each such additional Units (Profits Interest) Limited Partner shall execute an Adoption Agreement and any other instruments in form and substance as the Board of Directors may deem necessary or desirable to effect such admission if such Person is not already a Units (Profits Interest) Limited Partner. The issuance of such remaining 165,000 authorized but unissued Units (Profits Interest) shall dilute the Units (Profits Interest) Limited Partners pro rata subject to the Threshold Amount provisions of Section 3.03(c). No Units (Profits Interest) shall be issued following the first to occur of (i) a Qualified Public Offering, (ii) a Liquidation Event, (iii) a Transfer after the Effective Date in a single transaction or a series of related transactions of 50% or more of the Units (Capital), and (iv) a Reorganization. For the purposes of Section 3.03(a) and Section 9.06(c), the Units (Profits Interest) Majority shall be determined by including only those holders of a majority of the Units (Profits Interest) who are Employees at the time of the issuance of such additional Units (Profits Interest) pursuant to this Section 3.03(a).

(b) The Units (Profits Interest) are intended to constitute “profits interests” within the meaning of Revenue Procedures 93-27 and 2001-43 (or the corresponding requirements of any subsequent guidance promulgated by the Internal Revenue Service or other applicable law). Accordingly, the Capital Account associated with each Units (Profits Interest) at the time of its issuance shall be equal to zero dollars ($0.00). The Partnership and the holders of Units (Profits Interest) shall file all federal income tax returns consistent with such characterization.

(c) The Partnership may from time to time effect one or more additional issuances of tranches of Units (Profits Interest), in accordance with the provisions of Section 3.03(a), the first of which to be issued after the Effective Date shall be designated as Units (Profits Interest)-2 and each subsequent issuance shall be designated by a sequential number (Units (Profits Interest)-3, Units (Profits Interest)-4, etc.). Each tranche of Units (Profits Interest) shall have a “Threshold Amount” to the extent necessary to cause such Units (Profits Interest) to constitute “profits interests” as provided in Section 3.03(b) of this Agreement, but not less than zero (taking into account the adjustments to Book Value contemplated in clause (ii) of subparagraph (b) of the definition thereof). The Threshold Amount of each Class B Unit (and after the Redesignation, Unit (Profits Interest)) issued on the Initial Closing Date (designated herein as a “Unit (Profits Interest)-1”) was zero (0). The Threshold Amount for each other tranche of Units (Profits Interest) shall equal the amount that would, in the reasonable determination of the Board of Directors, be distributable with respect to each then outstanding Unit (Profits Interest) of any then outstanding tranche of Units (Profits Interest) if, immediately prior to the issuance of such additional tranche of Units (Profits Interest), the assets of the Partnership were sold for their fair market value and the proceeds (net of any liabilities of the Partnership) were distributed pursuant to Section 7.01 of this Agreement.

Section 3.04 Units; Certificates

Units may be (but need not be) represented by certificates in such form as the Board of Directors shall from time to time approve, but shall be recorded in a register thereof maintained by the Partnership, and shall be subject to such rules for the issuance thereof as the Board of Directors may from time to time determine. If the Board of Directors elects to certificate the Units and a mutilated Unit is surrendered to the Partnership or if the Partner claims and submits an affidavit or other evidence, satisfactory to the Partnership, to the effect that the Unit has been lost, destroyed or wrongfully taken, the Partnership shall issue a replacement Unit if the Partnership’s requirements are met. If required by the Partnership, such Partner must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Partnership to protect the Partnership against any loss which may be suffered. The Partnership may charge such Partner for its reasonable out-of-pocket expenses in replacing a Unit which has been mutilated, lost, destroyed or wrongfully taken. For the avoidance of doubt, the Partnership may issue fractional Units.

Section 3.05 Conflicts of Interest

(a) Generally. Each Partner acknowledges and affirms that the Riverstone Group and its Affiliates:

(i) (A) have participated (directly or indirectly) and/or will continue to participate (directly or indirectly) in private equity, venture capital and other direct investments in corporations, joint ventures, limited liability companies, limited partnerships and other entities, including those engaged in various aspects of businesses that may, are or will be competitive with the Partnership’s business or that could be suitable for the Partnership (“Other Investments”), (B) have interests in, participate with, aid and maintain seats on the boards of directors or similar governing bodies of, Other Investments, and (C) may develop or become aware of business opportunities for Other Investments; and

(ii) may or will, as a result of or arising from the matters referenced in clause (i) above, the nature of the Riverstone Group and its Affiliates business and other factors, have conflicts of interest or potential conflicts of interest.

(b) Waiver of Conflicts. Each of the Partners (in their own names and in the name and on behalf of the Partnership) expressly, except as set forth in Section 3.05(c) of this Agreement, waive any such conflicts of interest and agree that neither the Riverstone Group nor its Affiliates shall have any liability to any Partner, any Affiliate thereof, or the Partnership with respect to such conflicts of interest or potential conflicts of interest and (y) except as set forth in Section 3.05(c) of this Agreement, acknowledge and agree that neither the Riverstone Group nor its Affiliates and their respective representatives (excluding the Units (Profits Interest) Limited Partners) will have any duty to disclose to the Partnership, any other Partner or the Board of Directors any such business opportunities, whether or not competitive with the Partnership’s business and whether or not the Partnership might be interested in such business opportunity for itself. The Partners (and the Partners on behalf of the Partnership) also acknowledge that the Riverstone Group, its Affiliates and their representatives have duties not to disclose confidential information of or related to the Other Investments. Each of the Partners (in their own names and in the name and on behalf of the Partnership) hereby:

(i) agree that (A) the terms of this Section 3.05 to the extent that they modify or limit a duty or other obligation, if any, that the Riverstone Group or its Affiliates may have to the Partnership or another Partner under the Act or other applicable law, rule or regulation, are reasonable in form, scope and content; and (B) the terms of this Section 3.05 shall control to the fullest extent possible if such terms conflict with a duty, if any, that the Riverstone Group and its Affiliates may have to the Partnership or another Partner, under the Act or any other applicable law, rule or regulation;

(ii) waive any duty or other obligation, if any, that the Riverstone Group and its Affiliates may have to the Partnership or another Partner, pursuant to the Act or any other applicable law, rule or regulation, to the extent necessary to give effect to the terms of this Section 3.05; and

(iii) agree that nothing in this Section 3.05 shall negate, contravene, or modify any existing duty, obligation or restriction owed by any Partner, any member of the Riverstone Group, or any of their Affiliates to any other Partner or any member of the PEG Group pursuant to any agreement in effect as of the Signing Date.

(c) Business Opportunities. A Person who is not a Director or Officer, or a director or officer of a Subsidiary of the Partnership shall not be obligated to communicate or offer to the Partnership, and the Partnership shall not have any interest or expectancy in, any business opportunities, transactions or other matter, regardless of whether such opportunities, transactions or matters are within the Partnership’s business. Without limiting the foregoing, each of the Partners acknowledge and agree that the Partnership hereby renounces any interest or expectancy in any business opportunity, transaction or other matter in which the Riverstone Group or its Affiliates participates in or desires to participate in and that involves any aspect related to the business or affairs of the Partnership other than a business opportunity that is presented to an individual that is a member of Riverstone Group in such individual’s capacity as a Director or Officer (each such business opportunity, other than the exception referred to immediately preceding, is referred to as a “Renounced Business Opportunity”). Neither the Riverstone Group nor its Affiliates shall have any obligation to communicate or offer any Renounced Business Opportunity to the Partnership or any Partner thereof and may pursue any Renounced Business Opportunity solely for its own account.

(d) Acknowledgement. Each of the Partners (in their own names and in the name and on behalf of the Partnership) acknowledge, affirm and agree that (i) the execution and delivery of this Agreement by the members of the Riverstone Group and/or its Affiliates is of material benefit to the Partnership and the Partners, and that the Partners would not be willing to (x) execute and deliver this Agreement, and (y) make their agreed Capital Contributions to the Partnership, without the benefit of this Section 3.05 and the agreement of the parties thereto; and (ii) they have reviewed and understand the provisions of §§ 17-1101 of the Act.

(e) Resolution of Conflicts of Interest. Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, or any Officer or member of the Board of Directors, on the one hand, and the Partnership, any Partner or any Transferee, on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any agreement contemplated herein, or of any standard of care or duty stated or implied by law or equity, if the resolution or course of action is or, by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (ii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The Board of Directors shall be authorized in connection with its determination of what is “fair and reasonable” to the Partnership and in connection with its resolution of any conflict of interest to consider (i) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (ii) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (iii) any applicable generally accepted accounting or engineering practices or principles; and (iv) such additional factors as the Board of Directors determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. For the avoidance of doubt, (A) with respect to the parties to the Non-Competition Agreement, any activity, action or transaction allowed under the Non-Competition Agreement or the Initial Limited Partner LPA, (B) to the extent a Limited Partner is an Employee, any employment relationship between such Limited Partner and an entity that is a member of the PEG Group, or (C) ownership of equity in, and service as an officer, director, authorized signatory, manager, or other governance position for, an entity that is a member of the PEG Group, shall not be treated as a conflict of interest for purposes of this Agreement. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the Board of Directors to consider the interest of any Person other than the Partnership. So long as the Board of Directors acts in good faith, the resolution, action or terms so made, taken or provided by the Board of Directors with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty stated or implied by law or equity.

(f) No Duty to Consider Other Interests. Whenever this Agreement or any other agreement contemplated hereby provides that the Board of Directors is permitted or required to make a decision (i) in its “sole discretion” or “discretion,” that it deems “necessary or appropriate” or under a grant of similar authority or latitude, the Board of Directors shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, any Partner or any Transferee, (ii) it will make such decision in good faith unless another express standard is provided for, or (iii) in “good faith” or under another express standard, the Board of Directors shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated hereby or under the Act or any other law, rule or regulation.

(g) Requirement of Fair and Reasonable. Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be “fair and reasonable” to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

(h) Garland Conflict of Interest. Notwithstanding anything else in this Partnership Agreement or Michael Garland’s Employment Agreement to the contrary, each of the Partners (in their own names and on behalf of the Partnership) hereby acknowledge, agree and affirm that:

(i) Mr. Garland holds a position on the board of directors and the investment committee of the SteelRiver Entities and may continue to hold such positions and devote such time as is reasonably required to perform such duties;

(ii) Mr. Garland owns an economic interest in the SteelRiver Entities and any conflict of interest resulting from such economic interest is hereby waived; provided, however, that Mr. Garland agrees to notify the Partnership of any substantial increases in his economic interest in the SteelRiver Entities by virtue of amendments to the constitutive documents of the SteelRiver Entities or additional investments;

(iii) Mr. Garland shall be under no obligation to disclose confidential information (whether confidentiality arises by operation of law or contract and whether or not such information represents a business opportunity) of, or related to, the SteelRiver Entities, including, without limitation confidential information relating to business opportunities (or to the SteelRiver Entities’ pursuit, acquisition and consummation of such opportunities);

(iv) Mr. Garland is hereby authorized to disclose the provisions of this Section 3.05(h) to the board of directors of the SteelRiver Entities; and

(v) Any duty or other obligation, if any, that Mr. Garland may have to the Partnership or another Partner, pursuant to the Act or any other applicable law, rule or regulation, is waived to the extent necessary to give effect to the terms of this Section 3.05(h).

Section 3.06 Representations, Warranties and Covenants

Each Partner hereby represents, warrants and covenants to the Partnership and each other Partner that the following statements are true and correct as of the date hereof and shall be true and correct at all times that such Partner is a Partner:

(a) if the Partner is a corporation, limited liability company, partnership or other entity, such Partner is duly incorporated, organized or formed (as applicable), validly existing, and (if applicable) in good standing under the laws of the jurisdiction of its incorporation, organization or formation; and such Partner has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries, or other applicable Persons necessary for the due authorization, execution, delivery, and performance of this Agreement by such Partner have been duly taken;

(b) such Partner has duly executed and delivered this Agreement and the other documents contemplated herein, and they constitute the legal, valid and binding obligation of such Partner enforceable against it in accordance with their terms (except as may be limited by bankruptcy, insolvency or similar laws of general application and by the effect of general principles of equity, regardless of whether considered at law or in equity);

(c) such Partner’s authorization, execution, delivery, and performance of this Agreement does not and will not (i) conflict with, or result in a breach, default or violation of, (A) the organizational documents of such Partner, (B) any contract or agreement to which such Partner is a party or is otherwise subject, or (C) any law, order, judgment, decree, writ, injunction or arbitral award to which such Partner is subject; or (ii) require any consent, approval or authorization from, filing or registration with, or notice to, any governmental authority or other Person, unless such requirement has already been satisfied;

(d) the Units to be acquired by such Partner pursuant to this Agreement will be acquired for investment for such Partner’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws;

(e) such Partner is an experienced investor in securities and acknowledges that he, she or it can bear the economic risk of its investment in the Units acquired pursuant to this Agreement and has such knowledge and experience in financial or business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Units;

(f) in the case of each Units (Capital) Limited Partner, such Partner is an Accredited Investor;

(g) such Partner has had an opportunity to discuss the Partnership’s and its Subsidiaries’ businesses, management, financial affairs and the terms and conditions of the offering of Units with the Partnership’s management;

(h) such Partner understands that the Units issued hereunder have not been, and will not be, registered under the Securities Act, but have been issued by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Partner’s representations as expressed herein; such Partner further understands that the Units acquired by it hereunder are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Partner must hold the Units acquired by it hereunder indefinitely unless they are registered with the United States Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available; and

(i) such Partner understands that no public market now exists for the Units or any other securities issued by the Partnership, and that the Partnership has made no assurances that a public market will ever exist for the Units or any other securities issued by the Partnership.

ARTICLE IV

BOOKS AND RECORDS

Section 4.01 Books, Records, Access and Tax Information

(a) The Partnership shall keep and maintain proper and complete books and records of accounts, taxes, financial information and all matters pertaining to the Partnership. The Partnership and the Tax Matters Partner and/or Partnership Representative, as applicable, shall cause to be prepared and filed all necessary federal, state and local income tax returns for the Partnership, including making the elections described herein and shall cause an Internal Revenue Service Schedule K-1 or any successor form to be prepared and delivered to the Partners within one hundred twenty (120) days after the end of each Fiscal Year. Each Partner shall furnish to the Tax Matters Partner and/or Partnership Representative, as applicable, all pertinent information in its possession relating to Operations that is necessary to enable the Partnership’s tax returns to be prepared and filed. It is acknowledged, understood and agreed that none of the information contained in Exhibit B and Exhibit D, each as amended from time to time, other than the names of the Partners has been nor will it be furnished to the Units (Profits Interest) Limited Partners other than the Chief Executive Officer of the Partnership for the purpose of preserving privacy with respect to the Unit ownership of the Partners, unless the Board of Directors agrees otherwise. The Partners agree that the preceding sentence is reasonable and appropriate. The Units (Capital) Limited Partners shall have the reasonable right (i) to consult from time to time with the Officers and the supervisors or independent accountants of the Partnership (and its direct or indirect subsidiaries) at their respective place of business regarding operating and financial matters, and (ii) to visit and inspect any of the properties of the Partnership (and any of its direct or indirect subsidiaries), so long as the exercise of such rights does not interfere with the operations or business of the Partnership.

(b) The Partnership shall (i) provide each Partner with an estimate of its share of the Partnership’s taxable income for each Fiscal Year by December 15 of each such Fiscal Year, including an estimate of state and local apportionment information, (ii) cause an estimated Internal Revenue Service Schedule K-1 or any successor form to be prepared and delivered to each Partner within sixty (60) days after the end of each Fiscal Year, including any appropriate state and local apportionment information, and (iii) provide to each Partner any other information such Partner reasonably requests for purposes of complying with applicable tax reporting requirements that arise as a result of it being a Partner in the Partnership.

(c) Unless determined otherwise by the Board of Directors, the Partnership shall provide to each of the Partners the following reports:

(i) within one hundred twenty (120) days of the Partnership’s year-end, audited consolidated financial statements of the Partnership and a schedule showing any variance between actual and budgeted figures;

(ii) within forty-five (45) days of the end of any fiscal quarter, unaudited quarterly consolidated financial statements of the Partnership for the previous quarter and a schedule showing any variance between actual and budgeted figures;

(iii) promptly upon request, copies of any budget;

(iv) prompt notice of any event that would reasonably be expected to have a material effect on the Partnership’s financial condition, business or operations; and

(v) such other reports and information (in any form, electronic or otherwise) as a Partner may reasonably request or as the Board of Directors may determine.

Section 4.02 Tax Elections

The Partnership shall make the following elections on the appropriate tax returns:

(a) to adopt the calendar year as the Partnership’s Fiscal Year;

(b) to adopt an appropriate federal income tax method of accounting and to keep the Partnership’s books and records on such income tax method;

(c) to elect pursuant to Code Section 6231(a)(1)(B)(ii) or take any other action necessary to cause the provisions of Code Sections 6221 through 6231 to apply to the Partnership; and

(d) any other election the Board of Directors may deem appropriate and in the best interests of the Partnership.

Section 4.03 Partnership Representative

(a) For taxable years of the Partnership beginning before January 1, 2018, Sections 4.03(a) – (f) of the Second A&R LPA shall continue to apply in lieu of Section 4.03(b) – (g) of this Agreement.

(b) The “Partnership Representative” of the Partnership pursuant to Code Section 6223(a)for taxable years of the Partnership beginning on or after January 1, 2018 shall be an eligible Partner designated from time to time by the Board of Directors subject to replacement by the Board of Directors. (Any Partner who is designated as the partnership representative is referred to herein as the “Partnership Representative”). The initial Partnership Representative will be the General Partner and may be changed only upon Board Approval and in accordance with the Code and applicable Treasury Regulations. The Partnership shall designate the “Designated Individual” identified by the Partnership Representative through whom it shall act in its capacity as Partnership Representative; provided that the Designated Individual must be subject to the control of the Partnership Representative.

(c) The Partnership Representative (x) will (or will cause the Company to) give notice to the other Partners of any audit, administrative or judicial proceedings, meetings or conferences with the Internal Revenue Service or other similar matters that come to its attention, and (y) will make the election contemplated by Section 6226 of the Code, and follow the procedures required in connection with that election to make inapplicable to the Partnership the requirement in Section 6225 of the Code that the Partnership pay any “imputed underpayment” as that term is used in such section, unless the Board of Directors determines that such election is not in the best interests of the Partnership and the Partners taken as a whole.

(d) In the event that the Partnership is issued a notice of proposed partnership adjustment, the Partnership Representative will undertake the “pull-in” procedure contemplated by Code Section 6225(c)(2)(B) with respect to such adjustment in order to reduce the final partnership adjustment, and to the extent that the “pull-in” procedure does not reduce the partnership adjustment amount to zero, the Partnership Representative will make the “push-out” election contemplated by Code Section 6226(a) with respect to any remaining deficiency in a timely manner, provided that the “push-out” election is available to the Partnership and the Board of Directors has not directed otherwise as set forth in Section 4.03(c).

(e) The Partnership Representative is authorized to take such actions and to execute and file all statements and forms and tax returns on behalf of the Partnership which may be permitted or required by the applicable provisions of the Code or Treasury Regulations issued thereunder, provided that the Partnership Representative may file suit only with Board of Director approval. The Partnership Representative shall act in a similar capacity under any applicable non-U.S., state or local tax law. The Partnership Representative will not cause the Partnership to be treated as other than a “partnership” for federal income tax purposes. All out-of-pocket expenses incurred by the Partnership Representative while acting in such capacity shall be paid or reimbursed by the Partnership.

(f) The Partnership Representative shall have the exclusive right and sole authority to act on behalf of the Partnership under Subchapter C of Section 63 of the Code (relating to Internal Revenue Service partnership audit proceedings) and in any tax proceedings brought by other taxing authorities, and the Partnership and all Partners shall be bound by the actions taken by the Partnership Representative in such capacity. The Partnership Representative shall keep the Partners informed on a timely basis of all material developments with respect to any such proceeding and shall inform the Partners of any material decision or actions it takes in its capacity as Partnership Representative.

(g) In the event of any “imputed underpayment” within the meaning of Section 6225 of the Code paid by the Partnership as a result of an adjustment with respect to any Partnership item, including any interest or penalties with respect to any such adjustment (collectively, an “Imputed Underpayment Amount”), the Partnership Representative shall use commercially reasonable efforts to allocate the burden of (or any decrease in Distributable Property resulting from) any taxes, penalties or interest imposed on the Partnership pursuant to Code Sections 6225 and 6232 among the Partners and former Partners in a reasonable manner based on the status, actions, inactions or other attributes of each Partner and taking into account whether such Partner has filed an amended return for its taxable year that includes the end of the reviewed year of the Partnership and paid any tax due shown thereon in order to modify or reduce the amount of the Imputed

Adjustment Amount under Section 6225(c)(2). Any amounts allocated to a Partner pursuant to the preceding sentence will be treated as withholding tax that arises as a result of the status or other matters that are particular to a Partner. If the Partnership becomes liable for any taxes, interest or penalties under Section 6225 of the Code (following a final determination of such liability by the relevant governmental authority), each Partner that was a Partner of the Partnership for the taxable year to which such liability relates shall indemnify and hold harmless the Partnership for such Person’s allocable share of the amount of such tax liability, including any interest and penalties associated therewith, as reasonably determined by the Partnership Representative.

(h) Each Partner acknowledges and agrees that (i) it is required to provide the Partnership Representative with any reasonable requested documents, information, assistance or cooperation in connection with the requirements imposed on the Partnership pursuant to Sections 6221 through 6241 of the Code, together with any guidance issued thereunder, including (i) information as to a Partner’s (or any direct or indirect interest holder of a Partner’s) status as a “tax-exempt entity” (within the meaning of Section 168(h)(2) of the Code), a real estate investment trust, or a regulated investment company under the Code, (ii) the extent to which a tax-exempt entity Partner (or direct or indirect interest holder of a Partner) was subject to the “unrelated business income tax” under Section 512 of the Code a taxable year, (iii) information regarding a Partner’s (or any direct or indirect interest holder of a Partner’s) status as an individual, C corporation or S corporation, and (iv) and any other information required by guidance issued under Section 6225(c)(5) of the Code or that the Partnership Representative otherwise reasonably deems relevant in order to modify the Partnership’s imputed underpayment as permitted under Section 6225(c), and (ii) if it fails to provide such documentation, information, assistance or cooperation (including as a result of a Partner not being eligible to provide any requested documentation), any taxes, penalties or interest imposed on the Partnership as a result of such failure will be treated for all purposes of this Agreement including Section 7.06) as amounts that are determined by reference to the status of a Partner (or its beneficial owners).

(i) Each Partner agrees that, in the case of any direct disposition by such Partner, such Partner shall remain liable for any indemnification obligations set forth under clause (g) above which could be owed by such Partner in respect of the time periods preceding the effective date of the disposition, unless the transferee of its Partnership Interest expressly assumes its indemnification liability under Section 4.03(g) with respect to such preceding periods.

Section 4.04 Section 83(b) Election

Each Partner who acquires Units (Profits Interest) and who is a United States person within the meaning of Code Section 7701(a)(30) shall file a timely election under Code Section 83(b) with respect to such Units and consult with such Partner’s tax advisor to determine the tax consequences of such acquisition and of filing an election under Code Section 83(b). Each such Partner acknowledges that it is the sole responsibility of such Partner, and not the Partnership, to file the election under Code Section 83(b) even if such Partner requests the Partnership to assist in making such filing.

ARTICLE V

CAPITAL CONTRIBUTIONS

Section 5.01 Initial Capital Contributions of Units (Capital) Limited Partners

(a) On the Initial Closing Date, in connection with the contributions by the Initial Limited Partner pursuant to the Contribution Agreement, each of the Initial Contributing Partners was deemed to have contributed to the Partnership (a) assets with a Book Value in the amount set forth opposite such Partner’s name on Exhibit A under the heading “Initial Contributed Assets”, and received, following a distribution of the Units (Capital) issued to the Initial Limited Partner pursuant to the Contribution Agreement, the number of Units (Capital) set forth opposite such Units (Capital) Limited Partner’s name under the heading “Contributed Assets Units (Capital)”, and (b) the amount set forth opposite such Units (Capital) Limited Partner’s name on Exhibit A under the heading “Capital Contributions”, and received, following the distribution of the Units (Capital) issued to the Initial Limited Partner pursuant to the Contribution Agreement, the number of Units (Capital) set forth opposite such Partner’s name under the heading “Capital Contribution Units (Capital)” on Exhibit A hereto. Notwithstanding the distribution on the Initial Closing Date by the Initial Limited Partner of such Units (Capital) to its limited partners, the Initial Limited Partner shall remain a Units (Capital) Limited Partner under this Agreement.

(b) Within ten (10) Business Days after the Effective Date, each Effective Date Contributing Partner contributed to the Partnership, in readily available funds, the amounts set forth opposite such Effective Date Contributing Partner’s name in Exhibit A, and received therefore the number of Class A Units (now, Units (Capital)) set forth opposite such Effective Date Contributing Partner’s name on Exhibit A.

(c) The Partnership used the funds contributed pursuant to Section 5.01(b) (i) to redeem a number of Pre-Effective Date Units (Capital) from each holder of Pre-Effective Date Units (Capital) equal to the number of Units (Capital) issued to the Effective Date Contributing Partners pursuant to Section 5.01(b), in the case of each holder of Pre-Effective Date Units (Capital), in the numbers and for the amount set forth opposite the name of such holder on Exhibit B, and (ii) for general business purposes. The total number of Pre-Effective Date Units (Capital) redeemed from all holders of Pre-Effective Date Units (Capital) pursuant to this Section 5.01(c) shall not exceed that number of Pre-Effective Date Units (Capital) representing forty-nine percent (49%) of the Fair Market Value of the Pre-Effective Date Units (Capital) owned by such holders before the redemption.

(d) For federal income tax purposes, the Partnership and the Partners agree to report the transactions described in Sections 5.01(b) and 5.01(c), taken together, as a direct sale of Units (Capital) by each holder of Pre-Effective Date Units (Capital) to the Effective Date Contributing Partners for a purchase price equal to the dollar amount of the distribution made pursuant to Section 5.01(c); provided that, notwithstanding the foregoing and for the avoidance of doubt, for purposes of determining the amounts distributable to the Effective Date Contributing Partners pursuant to Section 7.01(a) and 7.01(b) with respect to the Units (Capital) issued pursuant to Section 5.01(b), the Unreturned Capital Contribution with respect to each such Unit (Capital) as of the Effective Date shall be equal to the amount per Unit (Capital) contributed by the Effective Date Contributing Partners pursuant to Section 5.01(b).

Section 5.02 Further Capital Contributions

(a) Except as otherwise provided herein, each Units (Capital) Limited Partner shall make additional Capital Contributions from time to time in an amount not to exceed its Remaining Units (Capital) Commitment Amount in proportion to its Units (Capital) Commitment Ratio, in each case, in amounts and at such times as shall be determined by the Board of Directors. Subject to Section 5.02(c), upon receipt of such additional Capital Contributions, the Partnership shall issue to each contributing Units (Capital) Limited Partner additional Units (Capital) at a price of $1.00 per Unit in the amount of such Capital Contribution.

(b) The Units (Capital) Limited Partners shall have ten (10) days from the issuance of a capital call pursuant to Section 5.02(a) and corresponding written notice to such Units (Capital) Limited Partners to make the Capital Contribution.

(c) In the event that (i) a Units (Capital) Limited Partner fails to make a Capital Contribution called for by the Board of Directors pursuant to Section 5.02(a) as required by Section 5.02(b), and the amount of such Capital Contribution with respect to such Units (Capital) Limited Partner is equal to or greater than $500,000, then the number of Units (Capital) issued in connection with such capital call to each Units (Capital) Limited Partner who makes its required Capital Contribution shall be determined by an Independent Advisor selected by the Board of Directors, based on the Fair Market Value of a Unit (Capital) determined as of the date of such capital call (in lieu of $1.00 per Unit), or (ii) a Units (Capital) Limited Partner fails to make a Capital Contribution called for by the Board of Directors pursuant to Section 5.02(a) as required by Section 5.02(b) when such Capital Contribution has been called in order to avoid a default under the Goldman Facility (a “Facility Default Capital Call”), and the amount of such Capital Contribution with respect to such Units (Capital) Limited Partner is equal to or greater than $500,000, then the number of Units (Capital) issued in connection with such capital call to each Units (Capital) Limited Partner who makes its required Capital Contribution shall be determined by an Independent Advisor selected by the Board of Directors, based on three (3) times the Fair Market Value of a Unit (Capital) determined as of the date of such capital call (in lieu of $1.00 per Unit (Capital)) (each of (i) and (ii) a “Dilution Event”).

(d) Following a Dilution Event, (i) in connection with any subsequent capital call by the Board of Directors pursuant to Section 5.02(a), the number of Units (Capital) issued to each Units (Capital) Limited Partner who makes its required Capital Contribution shall be determined by an Independent Advisor selected by the Board of Directors, based on the Fair Market Value of a Unit (Capital) determined as of the date of such capital call and (ii) each such subsequent capital call by the Board of Directors pursuant to Section 5.02(a) shall specify the required Capital Contribution of each Units (Capital) Limited Partner and upon funding, the Board of Directors shall issue each Units (Capital) Limited Partner who made its required Capital Contribution Units (Capital) valued at an amount equal to the Fair Market Value of Units (Capital) as most recently determined prior to such capital call by an Independent Advisor, and such issuances shall be subject to retroactive adjustment in accordance with Section 11.09(c) based on a final determination of the current Fair Market Value of such Units (Capital) by an Independent Advisor.

(e) Notwithstanding the provisions of Section 5.02(a), (i) Units (Capital) Limited Partners shall not be obligated to make any Capital Contributions to the extent that such Capital Contributions and all prior Capital Contributions made by such Units (Capital) Limited Partner would exceed their respective Units (Capital) Commitment Amounts, (ii) the aggregate Units (Capital) Commitment Amounts of Riverstone and Pattern Energy shall not collectively exceed $1.2 billion, and (iii) if a Units (Capital) Limited Partner who is an Employee on the Effective Date ceases to be an Employee for any reason, such Units (Capital) Limited Partner’s rights and obligations to make Capital Contributions shall immediately cease, and such Partner and his or her successors and assigns shall have no further obligation to make Capital Contributions to the Partnership.

Section 5.03 PEG 1 Option

(a) At any time following the first anniversary of the Effective Date, but before the fifth anniversary of the Effective Date, the Partnership shall have the option, but not the obligation, to (i) redeem any or all of the Pre-Effective Date Units (Capital) held by each of the Initial Limited Partner and the PEG 1 Limited Partners as of such date for the Fair Market Value of such Units (Capital) as of such date or (ii) cause a direct sale of all of the Pre-Effective Date Units (Capital) to the Effective Date Contributing Partners on the same economic terms as would apply to any such redemption. In the event of clause (ii) above, each of the Initial Limited Partner and the PEG 1 Limited Partners agrees to use their reasonable best efforts to cooperate with the Partnership to effect such transaction.

(b) In the event the option is exercised, the Board of Directors, in consultation with the Company’s tax advisors, will determine at the time the option is exercised the manner in which the exercise of the option will be reported for U.S. federal income tax purposes; provided that, the Units (Capital) Limited Partners and Units (Profits Interest) Limited Partners acknowledge and agree that (i) in the event any redemption transaction described in clause (i) of Section 5.03(a) is funded by Capital Contributions from Effective Date Contributing Partners, for purposes of determining the amounts distributable to the Effective Date Contributing Holders pursuant to Section 7.01(a) and 7.01(b) with respect to Units (Capital) issued by the Partnership in exchange for such Capital Contributions, the Unreturned Capital Contribution with respect to each such Unit (Capital) as of the date of issuance shall be equal to the amount contributed in respect of such Unit (Capital) and the Units (Capital) Preference Amount with respect to each such Unit (Capital) shall be determined based on the amount contributed in exchange for such Unit (Capital) and shall accrue from the issuance date, regardless of whether the Board of Directors determines that the redemption should be treated as a direct sale by the PEG 1 Limited Partners of the redeemed Units (Capital) to such Effective Date Contributing Partners for U.S. federal income tax purposes and (ii) in the event of a direct sale described in clause (ii) of Section 5.03(a), for purposes of determining the amounts distributable to the Effective Date Contributing Holders pursuant to Section 7.01(a) and 7.01(b) with respect to the purchased Units (Capital), the Unreturned Capital Contribution with respect to each such Unit (Capital) shall be equal to the purchase price paid for such Unit (Capital) and the Units (Capital) Preference Amount with respect to each such Unit (Capital) shall be determined based on the purchase price paid for such Unit (Capital) and shall accrue from the date of sale. The Units (Capital) Limited Partners and Units (Profits Interest) Limited Partners agree to amend this Agreement to the extent necessary to give effect to this Section 5.03(b) in a manner that is tax efficient, including in a manner that minimizes the likelihood that any Partner in the Partnership recognizes income as a result of implementing this Section 5.03(b).

Section 5.04 Withdrawal of Capital

No Partner shall have the right to withdraw any capital from the Partnership; provided, however, that the Board of Directors may determine to distribute capital to the Partners from time to time in accordance with the terms hereof.

Section 5.05 Alternative Sources of Capital

(a) Prior to making any capital calls pursuant to the terms of this Agreement, the Board of Directors shall, in good-faith, consider alternative or lower-cost sources of funding in lieu of making a capital call.

(b) In furtherance of the foregoing, following the Effective Date, in the event Pattern Energy is unable to fund its required Capital Contribution in cash, the Board of Directors may, in its sole discretion (but in no event is obligated to), permit Pattern Energy to borrow from the Partnership, from time to time, a Contribution Loan to fund a required Capital Contribution pursuant to Section 5.02, in which case Pattern Energy will cooperate with the Partnership in good faith to execute and deliver such documents or instruments reasonably required to effect such Contribution Loan on market terms as reasonably determined by Pattern Energy and the Board of Directors and otherwise on the terms set forth in this Section 5.05(b). Each Contribution Loan shall be full recourse to Pattern Energy. At the time any Contribution Loan is made to Pattern Energy, (i) the original principal amount of such Contribution Loan shall not exceed the amount of the additional Capital Contribution then required to be made by Pattern Energy pursuant to Section 5.02(a), (ii) the aggregate principal amount of all Contribution Loans between Pattern Energy and the Partnership outstanding as of such date shall not exceed $60 million, (iii) Pattern Energy shall immediately contribute the proceeds of such Contribution Loan to the Partnership as an additional Capital Contribution pursuant to Section 5.02(a), and (iv) Pattern Energy shall agree to repay the amount borrowed under such Contribution Loan in full within 365 days following the date of such Contribution Loan. All distributions payable to Pattern Energy pursuant to Section 7.01 of this Agreement shall be withheld and applied against the outstanding balance of any unpaid principal or interest amount attributable to any Contribution Loan that has not been fully repaid at the time such distribution becomes due and payable to Pattern Energy, regardless of the repayment terms of such Contribution Loan, but shall not be deemed to be an additional Capital Contribution by Pattern Energy.

Section 5.06 Capital Accounts

(a) A separate capital account (a “Capital Account”) will be maintained on the Partnership’s books and records for each Partner. Each Partner’s Capital Account will be increased by: (i) the amount of money contributed by such Partner to the Partnership; (ii) the initial Book Value of property contributed by such Partner to the Partnership (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Section 752 of the Code); and (iii) allocations to such Partner of Profits and items of income or gain pursuant to the Regulatory Allocations. Each Partner’s Capital Account will be decreased by: (A)

the amount of money distributed to such Partner by the Partnership; (B) the Fair Market Value of property distributed to such Partner by the Partnership (net of liabilities secured by such distributed property that such Partner is considered to assume or take subject to under Section 752 of the Code); and (C) allocations to the account of such Partner of Losses and items of loss or deduction pursuant to the Regulatory Allocations.

(b) In the event of a Transfer of Units made in accordance with this Agreement, the Capital Account of the Transferor shall become the Capital Account of the Transferee to the extent it relates to the Transferred Units in accordance with Treasury Regulation Section 1.704-l(b)(2)(iv).

(c) The manner in which Capital Accounts are to be maintained pursuant to this Section 5.06 is intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. If, in the opinion of the Partnership’s legal counsel, the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this Section 5.06 should be modified in order to comply with Section 704(b) of the Code and the Treasury Regulations thereunder, then notwithstanding anything to the contrary contained in the preceding provisions of this Section 5.06, the method in which Capital Accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining Capital Accounts shall not materially alter the economic agreement and relative economic benefits between or among the Partners.

(d) Except as otherwise required in the Act, no Partner shall have any liability to restore all or any portion of a deficit balance in such Partner’s Capital Account.

ARTICLE VI

ALLOCATIONS

Section 6.01 Allocations of Profits and Losses

After giving effect to the Regulatory Allocations, and subject to Section 14.03(b) of this Agreement, Profits and Losses for each Fiscal Period shall be allocated among the Partners for such Fiscal Period, in such a manner as shall cause the Capital Accounts of each Partner (as adjusted to reflect all Regulatory Allocations and all distributions through the end of such Fiscal Period) to equal, as nearly as possible, (a) the amount such Partner would receive if all assets of the Partnership on hand at the end of such Fiscal Period were sold for cash equal to their Book Values, all liabilities of the Partnership were satisfied in cash in accordance with their terms (limited in the case of non-recourse liabilities to the Book Value of the property securing such liabilities), all unvested Units (Profits Interest) became vested, and all remaining or resulting cash (including any Retained Distributions) were distributed to the Partners under Section 7.01 of this Agreement minus (b) such Partner’s share of Minimum Gain and Partner Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets.

Section 6.02 Regulatory Allocations

The following allocations shall be made in the following order:

(a) Nonrecourse Deductions shall be allocated 85% to the holders of Units (Capital) pro rata in proportion to their respective Unit (Capital) Sharing Percentages and 15% to the holders of Units (Profits Interest) pro rata in proportion to their respective Unit (Profits Interest) Sharing Percentages.

(b) Partner Nonrecourse Deductions attributable to Partner Nonrecourse Debt shall be allocated to the Partners bearing the Economic Risk of Loss for such Partner Nonrecourse Debt as determined under Treasury Regulation Section 1.704-2(b)(4). If more than one Partner bears the Economic Risk of Loss for such Partner Nonrecourse Debt, the Partner Nonrecourse Deductions attributable to such Partner Nonrecourse Debt shall be allocated among the Partners according to the ratio in which they bear the Economic Risk of Loss. This Section 6.02(b) is intended to comply with the provisions of Treasury Regulation Section 1.704-2(i) and shall be interpreted consistently therewith.

(c) Notwithstanding any other provision hereof to the contrary, if there is a net decrease in Minimum Gain for a taxable year (or if there was a net decrease in Minimum Gain for a prior taxable year and the Partnership did not have sufficient amounts of income and gain during prior years to allocate among the Partners under this Section 6.02(c)), items of income and gain shall be allocated to each Partner in an amount equal to such Partner’s share of the net decrease in such Minimum Gain (as determined pursuant to Treasury Regulation Section 1.704-2(g)(2)). This Section 6.02(c) is intended to constitute a minimum gain chargeback under Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(d) Notwithstanding any provision hereof to the contrary except Section 6.02(c) of this Agreement (dealing with Minimum Gain), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain for a taxable year (or if there was a net decrease in Partner Nonrecourse Debt Minimum Gain for a prior taxable year and the Partnership did not have sufficient amounts of income and gain during prior years to allocate among the Partners under this Section 6.02(d), items of income and gain shall be allocated to each Partner in an amount equal to such Partner’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain (as determined pursuant to Treasury Regulation Section 1.704-2(i)(4)). This Section 6.02(d) is intended to constitute a partner nonrecourse debt minimum gain chargeback under Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(e) Notwithstanding any provision hereof to the contrary except Section 6.02(a) and Section 6.02(b), no Losses shall be allocated to any Limited Partner to the extent that such allocation would cause such Limited Partner to have a deficit balance in its Adjusted Capital Account (or increase any existing deficit balance in its Adjusted Capital Account) at the end of such Fiscal Period. All Losses in excess of the limitation set forth in this Section 6.02(e) shall be allocated to the Partners who do not have a deficit balance in their Adjusted Capital Accounts in proportion to their relative positive Adjusted Capital Accounts but only to the extent that such Losses do not cause any such Partner to have a deficit in its Adjusted Capital Account.

(f) Notwithstanding any provision hereof to the contrary except Section 6.02(c), Section 6.02(d) and Section 6.02(e) of this Agreement, a Partner who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) shall be allocated items of income and gain (consisting of a pro rata portion of each item of income, including gross income, and gain for the taxable year) in an amount and manner sufficient to eliminate any deficit balance in such Partner’s Adjusted Capital Account as quickly as possible; provided that, an allocation pursuant to this Section 6.02(f) shall be made only if and to the extent that such Partner would have deficit Adjusted Capital Account balance after all other allocations provided for in this Article VI have been tentatively made as if this Section 6.02(f) were not in this Agreement. This Section 6.02(f) is intended to constitute a qualified income offset under Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(g) In the event that any Partner has a deficit balance in its Capital Account at the end of any taxable year in excess of the sum of (A) the amount such Partner is required to restore pursuant to tax provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be allocated items of Partnership gross income, and gain in the amount of such deficit as quickly as possible; provided that an allocation pursuant to this Section 6.02(g) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account after all other allocations provided for in this Article VI have been tentatively made as if Section 6.02(f) and this Section 6.02(g) were not in this Agreement.

(h) To the extent an adjustment to the adjusted tax basis of any Partnership properties pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to any Partner in complete liquidation of such Partner’s Units, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Partners in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) if such Section applies, or to the Partner to whom such distribution was made if Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

(i) If any Units (Profits Interest) held by any holder of Units (Profits Interest) are forfeited or redeemed by the Partnership, such holder shall be allocated items of loss and deduction in the year of such forfeiture or redemption in an amount equal to the portion of such holder’s Capital Account attributable to such forfeited Units reduced, but not below zero, by the amount of any redemption price paid by the Partnership for such Units.

(j) If, as a result of an exercise of a noncompensatory warrant or option to acquire an interest in the Partnership, a Capital Account reallocation is required under Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(3), the Partnership shall make corrective allocations pursuant to Treasury Regulation Section 1.704-1(b)(4)(x).

Section 6.03 Income Tax Allocations

(a) All items of income, gain, loss and deduction for federal income tax purposes shall be allocated in the same manner as the corresponding item of Profits and Losses is allocated, except as otherwise provided in this Section 6.03.

(b) In accordance with Code Section 704(c) and the applicable Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Book Value. In the event the Book Value of any property is adjusted pursuant to clause (b) or (d) of the definition of Book Value, subsequent allocations of income, gain, loss, and deduction with respect to such property shall take account of any variation between the adjusted basis of such property for Federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) and the applicable Regulations thereunder. For purposes of the allocations pursuant to this Section 6.03(b), the Partnership shall elect the remedial allocation method described in Treasury Regulation Section 1.704-3(d) or such other allocation method as is determined by the Board of Directors.

(c) Any (i) recapture of depreciation or any other item of deduction shall be allocated, in accordance with Treasury Regulations Sections 1.1245-1(e) and 1.1254-5, to the Partners who received the benefit of such deductions (taking into account the effect of remedial allocations), and (ii) recapture of any income tax credits shall be allocated to the Partners in accordance with Treasury Regulation Sections 1.704-1(b)(4)(ii) and 1.704-1(b)(4)(vii).

(d) Tax credits of the Partnership shall be allocated among the Partners as provided in Treasury Regulation Sections 1.704-1(b)(4)(ii) and 1.704-1(b)(4)(viii).

(e) Allocations pursuant to this Section 6.03 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account (except as provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(j)) or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

Section 6.04 Other Allocation Rules

(a) All items of income, gain, loss, deduction and credit allocable to an interest in the Partnership that may have been Transferred shall be allocated between the Transferor and the Transferee based on the portion of the Fiscal Year during which each was recognized as the owner of such interest, without regard to the results of Partnership operations during any particular portion of that year and without regard to whether cash distributions were made to the Transferor or the Transferee during that year; provided, however, that this allocation must be made in accordance with a method permissible under Code Section 706 and the Treasury Regulations thereunder.

(b) The Partners’ proportionate shares of the “excess nonrecourse liabilities” of the Partnership, within the meaning of Treasury Regulation Section 1.752-3(a)(3), shall be allocated 85% to the holders of Units (Capital) and 15% to the holders of Units (Profits Interest), and among each of the Units (Capital) Limited Partners and the Units (Profits Interest) Limited Partners in accordance with each such Partner’s respective Unit (Capital) Sharing Percentage or the Unit (Profits Interest) Sharing Percentage, as applicable.

ARTICLE VII

DISTRIBUTIONS

Section 7.01 Distributions

Except as set forth in Sections 5.01(c) and 5.03, and subject to Section 7.03, Section 7.05, and Section 14.03 of this Agreement, all Distributable Property of the Partnership shall be distributed at such time or times (if any) as the Board of Directors determines in its sole discretion to the Partners in the following order and priority:

(a) First: 100% to the Units (Capital) Limited Partners in proportion to their respective Unreturned Capital Contributions until the Unreturned Capital Contributions have been reduced to zero (0);

(b) Second: 100% to the Units (Capital) Limited Partners in proportion to their respective Unpaid Units (Capital) Preference Amounts until the Unpaid Units (Capital) Preference Amount of each Units (Capital) Limited Partner has been reduced to zero (0);

(c) Third: (i) 50% to the Units (Capital) Limited Partners in proportion to their respective Unit (Capital) Sharing Percentages and (ii) 50% to the Units (Profits Interest) Limited Partners in proportion to their respective Unit (Profits Interest) Sharing Percentages, until the Units (Profits Interest) Payout occurs; and

(d) Thereafter: 85% to the Units (Capital) Limited Partners in proportion to their respective Unit (Capital) Sharing Percentages and 15% to the Units (Profits Interest) Limited Partners in proportion to their respective Unit (Profits Interest) Sharing Percentages.

(e) In applying Section 7.01(c) and Section 7.01(d) of this Agreement, if any tranche of Units (Profits Interest) have been issued with a Threshold Amount greater than zero, a holder of such tranche of Units (Profits Interest) will not be entitled to receive distributions under this Section 7.01 until the aggregate distributions made following the issuance of such tranche of Units (Profits Interest) to the holders of the Units (Profits Interest) of each previously issued tranche of Units (Profits Interest) shall be equal to the Threshold Amount designated for such tranche of Units (Profits Interest). For example, prior to the holders of Units (Profits Interest)-4 receiving distributions under this Section 7.01, the holders of all Units (Profits Interest)-1, Units (Profits Interest)-2, and Units (Profits Interest)-3 must receive distributions that cause the Threshold Amount to be attained for the Units (Profits Interest)-4. Any distribution that otherwise would have been made to a tranche of Units (Profits Interest) with a Threshold Amount but for this subsection shall be treated as additional Distributable Property and distributed solely to the tranche of Units (Profits Interest) then entitled to receive distributions.

(f) Any distributions (except tax distributions pursuant to Section 7.03 of this Agreement) with respect to Units (Profits Interest) of any tranche that have not “vested” in accordance with the provisions of Section 11.08(b) of this Agreement shall be retained by the Partnership in a separate bank account until “vesting” occurs (the “Retained Distributions”). Retained Distributions shall be promptly distributed by the Partnership upon vesting of the relevant Units (Profits Interest). Retained Distributions that are in respect of unvested Units (Profits

Interest) that are forfeited to the Partnership pursuant to Section 11.08(c) of this Agreement shall be reallocated among the remaining outstanding Units (Profits Interest) pro rata in proportion to their respective Unit (Profits Interest) Sharing Percentages (as adjusted to take into account any Threshold Amount applicable to Units (Profits Interest)).

Section 7.02 Distributions in Kind

No Partner has any right to demand or receive a distribution from the Partnership in any form other than cash, and any distribution from the Partnership in any form other than cash or Marketable Securities must be approved by the Units (Capital) Majority and the Units (Profits Interest) Majority. Any non-cash distribution from the Partnership must also comply with the provisions of Section 11.13.

Section 7.03 Tax Distributions

(a) On each Tax Distribution Date, the Partnership shall, subject to the availability of Distributable Property, and prior to making distributions pursuant to Section 7.01, if any, distribute to each Partner in cash an amount equal to such Partner’s Assumed Tax Liability, if any, as of such date. If on a Tax Distribution Date there are not sufficient funds on hand to distribute to each Partner the full amount of such Partner’s Assumed Tax Liability, distributions pursuant to this Section 7.03 shall be made to the Partners to the extent of the available funds in proportion to each Partner’s Assumed Tax Liability, and the Partnership shall make future distributions as soon as funds become available to pay the remaining portion of such Partner’s Assumed Tax Liability. Notwithstanding the foregoing and for the avoidance of doubt, the Partners agree that the Partnership shall not be required to make distributions to a Partner pursuant to this Section 7.03 to the extent that such Partner realizes income in connection with the issuance or Transfer of Units (Profits Interest) to such Partner, the forfeiture of Units (Profits Interest) by such Partner or another Partner or the repurchase of Units (Profits Interest) from such Partner or another Partner in accordance with this Agreement.

(b) Any amounts distributed to a Partner pursuant to this Section 7.03 shall be treated as an advanced distribution of, and shall reduce by a like amount the next amounts otherwise distributable to, such Partner pursuant to Section 7.01 or Section 14.03(b) of this Agreement, as applicable. Amounts distributed to a Partner pursuant to this Section 7.03 that are treated as advanced distributions against amounts otherwise distributable shall be taken into account in determining when a Units (Capital) Payout or Units (Profits Interest) Payout occurs.

Section 7.04 Redemption/Repurchase of Units

In the event the Partnership has repurchased Units (Capital) or Units (Profits Interest) pursuant to Section 11.08(c) or otherwise (excluding any redemption or repurchase pursuant to Section 5.03), any amount paid to a holder of Units (Capital) in connection with such repurchase of Units (Capital) shall be treated as an advance distribution to the holders of the remaining Units (Capital) pursuant to Section 7.01 or Section 14.03, and any amount paid to a holder of Units (Profits Interest) in connection with such a repurchase of Units (Profits Interest) shall be treated as an advance distribution to the holders of the remaining Units (Profits Interest) pursuant to Section 7.01 or Section 14.03. Any amount treated as an advance distribution shall first, and solely for computational purposes, be added to the next aggregate amounts distributable to holders of Units (Capital) and Units (Profits Interest), and then, after application of the distribution provisions of Section 7.01, reduce the amounts otherwise distributable to the holders of the remaining Units (Capital) or Units (Profits Interest), as applicable, by a like amount.

Section 7.05 Proceeds from Projects

The Board of Directors will use good faith efforts to distribute proceeds received from the sale or divestment, in whole or in part, of any development, construction or operating project of the Partnership or any of its Subsidiaries within thirty (30) days of receipt of such proceeds, provided, that the Board of Directors has determined, on the basis of a cash flow forecast provided by the Development Leadership Team to the Board of Directors on or about the date that such sale or divestment is consummated, that the Partnership has sufficient cash and property on hand to meet any liabilities or fund any proposed expenditures of the Partnership which are accrued or reasonably foreseeable within twelve (12) months following such date. In the event that a majority of the Board of Directors disagrees with such forecast, the Board of Directors may instead use the applicable twelve-month period of any Annual Budget.

Section 7.06 Withholding

(a) The Partnership may withhold distributions or portions thereof if it is required to do so by any applicable rule, regulation or law, and each Partner hereby authorizes the Partnership to withhold from and pay on behalf of or with respect to such Partner any amount of U.S. federal, state, local or foreign taxes that the Board of Directors determines that the Partnership is required to withhold and pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement and to pay any tax imposed on the Partnership (including where the amount of such tax is determined by reference to the status of a Partner (or its beneficial owners)).

(b) Except with respect to amounts that a Partner contributes to the Partnership upon the request of the Board of Directors, any amounts withheld pursuant to this Section 7.06 or paid pursuant to this Section where the amount of such tax is determined by reference to the status of a Partner (or its beneficial owners) shall be treated as having been distributed to such Partner for all purposes of this Agreement at the time such withholding or payment is made. To the extent that the cumulative amount of such withholding or payment for any period exceeds the distributions to which such Partner is entitled for such period, the amount of such excess shall be considered a loan from the Partnership to such Partner, with interest accruing at an interest rate determined by the Board of Directors or at the request of the Board of Directors, the amount of such excess shall be promptly paid to the Partnership by the Partner on whose behalf such withholding or payment is required to be made, provided that any such payment shall not be treated as a Capital Contribution and shall not reduce the amount that a Partner is otherwise obligated to contribute to the Partnership. Any income from any deemed loan shall not be allocated to or distributed to the Partner requiring such loan. Any such loan shall be satisfied out of distributions to which such Partner would otherwise be subsequently entitled until such time as the Board of Directors requests that the Partner pay such amount to the Partnership. Each Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Partner’s Units to secure such Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 7.06. Each Partner shall take such actions as the Partnership may request in order to perfect or enforce the security interest created hereunder.

(c) Each Partner hereby agrees to indemnify and hold harmless the Partnership, the other Partners and the Board of Directors from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Partner (including pursuant to the Bipartisan Budget Act where amount of such tax is determined by reference to the status of a Partner (or its beneficial owners)). Upon the Partnership’s request, each Partner shall promptly provide to the Partnership a duly completed and executed IRS Form W-9 or the appropriate IRS Form W-8 and such other information as may be reasonably requested by the Partnership in order for it to accurately determine its withholding obligation, if any. Unless otherwise determined by the Board of Directors, notwithstanding anything to the contrary in this Agreement, any Partner who acquires its Units from a person who was a Partner of the Partnership at the time of the Transfer shall succeed to and be responsible for, and shall indemnify and hold harmless the Partnership from any amounts the transferor Partner would have been liable for under this Section 7.06 if the transferor had remained a Partner of the Partnership, provided, that for the avoidance of doubt, this sentence will not apply to the transactions described in Sections 5.01(c) or 5.01(d) of this Agreement.

ARTICLE VIII

MEETINGS OF PARTNERS

Section 8.01 Meetings

Annual meetings of Partners may, but need not, be held. The annual meeting of Partners may be held at such place and on such date as the Board of Directors may designate. Special meetings of the Partners, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, or any Partner or Partners who hold in the aggregate a Units (Capital) Majority.

Section 8.02 Place of Meetings

The Board of Directors may designate any place, either within or outside the State of Delaware, as the place of meeting for any meeting of the Partners. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Partnership.

Section 8.03 Notice of Meetings

Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the Board of Directors or Person calling the meeting, to each Partner entitled to vote at such meeting.

Section 8.04 Record Date

For the purpose of determining Partners entitled to notice of or to vote at any meeting of Partners or any adjournment thereof, or Partners entitled to receive payment of any distribution, or in order to make a determination of Partners for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Partners.

Section 8.05 Quorum

Partners holding at least a Units (Capital) Majority represented in person or by proxy shall constitute a quorum at any meeting of Partners. In the absence of a quorum at any such meeting, a majority of the Units so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Partners present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of Units whose absence would cause less than a quorum.

Section 8.06 Proxies

At all meetings of Partners, a Units (Capital) Limited Partner may vote in person or by proxy executed in writing by the Partner or by a duly authorized attorney in fact. Such proxy shall be filed with the Board of Directors before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. A telegram, telex, cablegram, electronic mail or similar transmission by the Units (Capital) Limited Partner, or a photographic, facsimile or similar reproduction of an executed writing shall be effective for purposes of this Section 8.06. The chairman of the meeting shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions. A proxy shall be with full power of substitution and shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Should a proxy designate two (2) or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority or, if only two Persons are designated as proxies, then both, of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one.

Section 8.07 Action by Partners Without a Meeting

Any action required or permitted to be taken at a meeting of Partners may be taken without a meeting if the action is evidenced by one or more written consents describing the action to be taken by the Partners that are signed by the Partners with the requisite authority whose consent is required to take the action under this Agreement. Action taken under this Section 8.07 is effective when the requisite number of Partners required to approve such action have signed the consent, unless the consent specifies a different effective date. The record date for determining Partners entitled to take action without a meeting is the date the first Partner signs and delivers to the Partnership a written consent. A telegram, telex, cablegram, electronic mail or similar transmission by a Partner, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Partner, shall be regarded as signed by the Partner for purposes of this Section 8.07.

Section 8.08 Waiver of Notice

When any notice is required to be given to any Partner, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

Section 8.09 Conduct of Meetings

All meetings of the Partners shall be presided over by the chairman of the meeting, who shall be a Director or Officer designated by the Board of Directors. The chairman of any meeting of Partners shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

Section 8.10 Limited Units (Profits Interest) Voting Rights

Units (Profits Interest) shall have no voting rights, except as set forth in Section 9.06 and Section 15.05 of this Agreement.

ARTICLE IX

MANAGEMENT OF THE PARTNERSHIP

Section 9.01 Management

(a) In order to enable the Board of Directors to manage the business and affairs of the Partnership, the General Partner hereby irrevocably delegates to the Board of Directors and, solely to the extent necessary to enable the Officers appointed by the Board of Directors pursuant to Section 9.03 of this Agreement to fulfill their duties under this Agreement, to the Officers all management powers over the business and affairs of the Partnership that it may now or hereafter possess under applicable law (other than its obligations as “Tax Matters Partner” or “Partnership Representative”, as applicable, under Section 4.03 of this Agreement) as permitted under Section 17-403(c) of the Act. The General Partner further agrees to take any and all action necessary and appropriate, in the sole discretion of the Board of Directors, to effect any duly authorized actions by the Board of Directors or any Officer, including executing or filing any agreements, instruments or certificates, delivering all documents, providing all information and taking or refraining from taking action as may be necessary or appropriate to achieve all the effective delegation of power described in this Section 9.01(a). Each of the Partners and Transferees and each Person who may acquire an interest in a Partnership Interest hereby approves, consents to, ratifies and confirms such delegation. The delegation by the General Partner to the Board of Directors of management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be a general partner of the Partnership nor shall it cause the Board of Directors or any member thereof to be a general partner of the

Partnership or to have or be subject to the liabilities of a general partner of the Partnership. Except as provided in Section 4.03 of this Agreement relating to the General Partner’s duties as “Tax Matters Partner” and/or “Partnership Representative”, as applicable, (subject to the limitations set forth therein) and except as otherwise provided in this Agreement, the management of the Partnership shall be vested exclusively in the Board of Directors and, subject to the direction of the Board of Directors, the Officers. Neither the General Partner nor any of the Limited Partners in their capacities as such shall have any part in the management of the Partnership (except, with respect to the General Partner, as provided in Section 4.03 of this Agreement relating to its duties as “Tax Matters Partner” and/or “Partnership Representative” (subject to the limitations set forth therein), as applicable, and shall have no authority or right to act on behalf of the Partnership or deal with any third parties on behalf of the Partnership in connection with any matter, except as requested or authorized by the Board of Directors.

(b) To the fullest extent permitted by the Act, a person, in performing his or her duties and obligations as a Director under this Agreement, shall be entitled to act or omit to act at the direction of the Partners that designated such person to serve on the Board of Directors, considering only such factors, including the separate interests of the designating Partners, as such Director or Partners choose to consider, and any action of a Director or failure to act, taken or omitted in good faith reliance on the foregoing provision shall not, as between the Partnership and the other Partners, on the one hand, and the Director or Partners designating such Director, on the other hand, constitute a breach of any duty (including any fiduciary or other similar duty, to the extent that such exists under the Act or any other applicable law, rule or regulation) on the part of such Director or Partners of the Partnership or any other Director or Partner.

(c) Unless explicitly provided otherwise in this Agreement, the Board of Directors shall have the power, right and authority on behalf and in the name of the Partnership to carry out any and all of the objects and purposes of the Partnership and to perform all acts which the Board of Directors, in its sole discretion, may deem necessary or desirable, including, without limitation, the power to:

(i) negotiate, execute and perform, any contract, agreement or other instrument (including, without limitation, this Agreement) as the Board of Directors shall determine to be necessary or desirable to further the purposes of the Partnership;

(ii) open, maintain and close bank accounts and draw checks or other orders for the payment of moneys;

(iii) collect all sums due the Partnership and contest and exercise the Partnership’s right to collect all such sums;

(iv) to the extent that funds of the Partnership are available therefor, pay as they become due all debts, obligations and operating expenses of the Partnership;

(v) make any expenditures, lend or borrow money, assume, guarantee or contract for, indebtedness or other liabilities, make prepayments or extensions of debt, secure debt of the Partnership with Partnership assets;

(vi) acquire, hold, manage, own, sell, Transfer, convey, assign, exchange or otherwise dispose of any assets of the Partnership or cause any Subsidiaries of the Partnership to acquire, hold, manage, own, sell, Transfer, convey, assign, exchange or otherwise dispose of any assets of such Subsidiaries;

(vii) form, or acquire an interest in, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships;

(viii) issue securities of any kind of the Partnership, except as specifically stated otherwise in this Agreement, or to cause any of the Partnership’s Subsidiaries to issue securities;

(ix) merge or combine the Partnership with or into another Person, or sell all or substantially all of the Partnership’s assets;

(x) employ, compensate, or dismiss from employment any and all employees, attorneys, accountants, consultants, appraisers or custodians of the assets of the Partnership, on such terms and for such compensation as the Board of Directors may determine;

(xi) obtain insurance for the Partnership relating to the indemnification referred to in Section 10.01;

(xii) admit additional Partners as provided in this Agreement;

(xiii) determine distributions of Partnership cash and other property as provided in Section 7.01 and Section 7.03;

(xiv) dissolve and liquidate the Partnership as provided in Article XIV;

(xv) bring and defend actions and proceedings at law or equity and before any governmental, administrative or other regulatory agency, body or commission;

(xvi) make all elections, investigations, evaluations and decisions, binding the Partnership thereby, that may in the sole judgment of the Board of Directors be necessary or desirable for the acquisition, management or disposition of assets by the Partnership, including, without limitation, the exercise of rights to elect to adjust the tax basis of Partnership assets or the decision whether or not to make the election under Section 6226 of the Amended Code;

(xvii) make all tax, regulatory and other filings and render all reports to any governmental or other agencies having jurisdiction over the Partnership;

(xviii) act for and on behalf of the Partnership in all matters incidental to the foregoing, including, without limitation, the taking of all actions for which any power of attorney is granted in Section 9.09; and

(xix) consult with and seek the advice of one or more of the Limited Partners.

(d) When making any investment or funding projects, the Board of Directors shall endeavor (but is in no event obligated to) to seek expected net pre-tax proceeds to equity upon sale of no less than 1.70 times the total amount of equity invested prior to sale and to enter into fixed-price power purchase arrangements with a term of no less than 10 years, covering no less than 80% of the project’s forecast output.

Section 9.02 Board of Directors

(a) Size and Designees. The Board of Directors shall consist of no less than five (5) Directors: (a) three (3) of whom shall be appointed by Riverstone (the “Riverstone Designees”), and (b) two (2) of whom shall be appointed by the Units (Profits Interest) Majority (the “Management Designees”). The initial Riverstone Designees and Management Designees are set forth on Exhibit E. If any Riverstone Designee shall resign or be removed or be unable to serve for any reason as a Director of the Partnership, Riverstone shall designate a replacement Riverstone Designee. Riverstone may remove and replace any Riverstone Designee at any time with or without cause. If any Management Designee shall resign or be removed or unable to serve for any reason as a Director, the Units (Profits Interest) Majority shall designate a replacement Management Designee. The Units (Profits Interest) Majority may remove and replace any Management Designee at any time with or without cause.

(b) Board Observers. Riverstone may designate up to two (2) individuals and Pattern Energy may designate one (1) individual, to attend quarterly meetings of the Board of Directors as observers and receive written materials distributed in connection with such meetings; provided, however, that no such observer shall in any circumstance have any right to participate in any vote, consent or other action of the Board of Directors, the failure by any observer to attend a meeting shall in no way invalidate any actions taken at such meeting, and no observer shall count towards the quorum requirements described in Section 9.02(c).

(c) Votes per Director; Quorum; Required Vote for Board Action. Each Director shall have one (1) vote; provided, however, that any Riverstone Designee shall be entitled to cast more than one vote under the following circumstances: (i) if any of the Riverstone Designees are not present at such meeting, then the Riverstone Designee or Riverstone Designees present at the meeting shall be given an aggregate number of additional votes equal to the number of Riverstone Designees absent (and such absent Riverstone Designee or Riverstone Designees shall be deemed to have given a proxy to vote at such meeting to any other Riverstone Designee who is present at such meeting) or (ii) if there are any vacancies in the Riverstone Designees, then the remaining Riverstone Designee or Riverstone Designees shall be given an aggregate number of additional votes equal to the number of vacancies of the Riverstone Designees (for example, if the Riverstone Group has only designated one of its three Directors, then that one Riverstone Designee may cast a total of three votes on matters presented to the Board of Directors). Unless otherwise required by this Agreement, Directors having at least three votes, either present (in person or by teleconference) or represented by proxy, including at least one Riverstone Designee, and, to the extent required for any vote pursuant to Sections 9.05 or 9.07, at least one Management Designee, shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. A single Riverstone Designee shall, for quorum purposes, count as three votes. Actions by the Board of Directors shall require Board Approval.

(d) Place of Meetings; Order of Business. The Board of Directors may hold its meetings in such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine by resolution. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by resolution of the Board of Directors.

(e) Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required if held at the times and places set forth in the relevant resolution and such resolution has been provided to each Director.

(f) Special Meetings. Special meetings of the Board of Directors may be called by any Director or Directors having at least two votes on at least 24 hours personal, written, telegraphic, cable, wireless or electronic notice to each Director, which notice must include appropriate dial-in information to permit each Director to participate in such meeting by means of telephone conference. Such notice need not state the purpose or purposes of such meeting, except as may otherwise be required by the Act.

(g) Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the Directors whose votes would be required to take action at a meeting of the Board of Directors and such written consent shall be distributed to the entire Board of Directors at least twenty-four (24) hours prior to its effective time.

(h) Telephonic Conference Meeting. Subject to the requirement for notice of meetings, members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

(i) Waiver of Notice Through Attendance. Attendance of a Director at any meeting of the Board of Directors (including by telephone) shall constitute a waiver of notice of such meeting, except where such Director attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened and notifies the other Directors at such meeting of such purpose.

(j) Reliance on Books, Reports and Records. Each Director shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or reports made to the Partnership by any of its Officers or by an independent certified public accountant or by an appraiser selected with reasonable care by the Board of Directors, or in relying in good faith upon other records of the Partnership.

(k) Costs and Expenses. The Partnership will pay all reasonable out-of-pocket expenses incurred by the Directors in connection with their participation in meetings of the Board of Directors (and committees thereof) and attending to the business of the Partnership.

(l) Board Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees to exercise such delegated power and authority as the Board of Directors may from time to time determine, including with respect to matters otherwise apportioned to the Board of Directors. Any such committee shall consist of one or more of the Directors. For the avoidance of doubt, any such committee, to the extent allowed by law, shall not act in the capacity of the Board of Directors, but notwithstanding anything to the contrary herein shall have and may exercise all the powers and authority in the management of the business and affairs of the Partnership provided to such committee in the resolutions establishing such committee, provided that no committee designation shall limit the application of Section 9.05 (with respect to approvals by two-thirds of the Units (Capital)), Section 9.06 (with respect to approvals by Pattern Energy) or Section 9.07 (with respect to approvals by a Units (Profits Interest) Majority) except to the extent, if any, that such approval rights may be prospectively waived by the Person or Persons holding the applicable approval rights at the time of designation.

Section 9.03 Officers

Upon the nomination of the Development Leadership Team or Riverstone, the Board of Directors may appoint such individuals (whether or not any such individual is also a Limited Partner) as the Board of Directors may deem necessary or advisable as officers of the Partnership as the Board of Directors may deem necessary or advisable to manage the day-to-day business affairs of the Partnership (collectively, the “Officers”). Officers may be given titles or may be designated as “authorized persons.” To the extent authorized by the Board of Directors, any Officer may act on behalf of, bind and execute and deliver documents in the name and on behalf of the Partnership. The current Officers of the Partnership are set forth on Exhibit E hereto. The Chief Executive Officer on behalf of the Development Leadership Team shall as required by the Board of Directors update the Board of Directors on any material changes or occurrences in the business of the Partnership and Riverstone shall promptly notify the Development Leadership Team of any material changes relating to Riverstone’s business objectives or financing capability with respect to the Partnership. The Board of Directors may, in its sole discretion, remove any Officer with or without cause at any time, subject to any applicable employment agreement. Notwithstanding anything to the contrary in this Agreement, Board Approval and, for so long as the Riverstone Group owns a Units (Capital) Majority, at least two-thirds of the outstanding Units (Capital) shall be required to elect or remove a member of the Development Leadership Team.

Section 9.04 Actions Requiring Board Approval

Notwithstanding anything in this Agreement to the contrary, but subject to Section 9.05, Section 9.06, and Section 9.07, neither the Partnership nor any of the Partnership’s Subsidiaries may take any action, including any of the following actions, without prior Board Approval unless authority to take such action has previously been delegated to an Officer or other authorized person:

(a) commencing or acquiring any new project in which the costs and committed project expenses collectively exceed (i) the aggregate amounts approved in the Annual Budget for such acquisition and committed project expenses, if any, plus (ii) $3,000,000;

(b) continuing an existing project if the cumulative committed project expenses are expected to exceed (i) the aggregate amounts approved in the Annual Budget for such committed project expenses, if any, plus (ii) $2,000,000;

(c) altering, supplementing, amending or otherwise modifying any Budget;

(d) approving, altering, supplementing, amending or otherwise modifying any future Partnership budgets;

(e) making distributions in accordance with the provisions of Section 7.01 or Section 7.03 of this Agreement;

(f) incurring, guaranteeing or assuming any indebtedness by the Partnership or any of its Subsidiaries in excess of an aggregate of $5,000,000;

(g) acquiring or disposing, in any one transaction or series of related transactions, of any assets for aggregate consideration in excess of $5,000,000;

(h) entering into any derivative transactions, including hedging, forward sales or similar contracts, in excess of an aggregate of $5,000,000;

(i) initiating any material litigation or other material legal or administrative proceeding or entering into any settlement agreement with respect to any material litigation or other material legal or administrative proceeding;

(j) electing or removing any Officer pursuant to Section 9.03 of this Agreement;

(k) creating or adopting any compensation, benefits, incentive, welfare or other plan for the benefit of any officer or employee of the Partnership or any of its Subsidiaries;

(l) entering into any agreement, contract or other instrument not otherwise referred to in this Section 9.04 to which the Partnership or any of its Subsidiaries is a party or by which any of them or any of their respective assets be bound that would be reasonably expected to create liabilities or obligations of the Partnership in excess of $1,000,000 in any Fiscal Year or in excess of $5,000,000 during the term of such contract; and

(m) loaning money or providing any guarantee for a third party.

The thresholds set out in clauses (a), (b), (f), (g), (h) and (l) above will be reconsidered by the Board of Directors on an annual basis and for larger approvals, such as funding projects, the thresholds will not apply to contracts and commitments made under the larger approval unless otherwise requested by the Board of Directors.

Section 9.05 Actions Requiring Board Approval and Approval of the Units (Capital) Limited Partners

Notwithstanding anything in this Agreement to the contrary, none of the Partnership, the Board of Directors or any of the Partnership’s Subsidiaries may take the following actions without prior (i) Board Approval and (ii) for so long as Riverstone owns a Units (Capital) Majority, approval of at least two-thirds of the Units (Capital):

(a) making capital calls to fund Capital Contributions other than as needed to meet (i) general and administrative expenses and (ii) expenses approved under Section 9.04, in each case over a ninety (90) day look-forward period;

(b) making any distributions to any Partner other than cash distributions;

(c) repurchasing any issued and outstanding Units;

(d) electing or removing any member of the Development Leadership Team;

(e) after consultation with the Development Leadership Team, issuing additional Units (including any Units (Profits Interest)) except as otherwise provided herein or other interests or options convertible into or exchangeable for Units, or any other equity interests in the Partnership or any of its Subsidiaries, subject to Section 9.06, Section 9.07, Section 13.01 and Section 13.02 of this Agreement;

(f) subject to Section 15.05 of this Agreement, altering, supplementing, amending or otherwise modifying any provision of this Agreement;

(g) effecting a Liquidation Event;

(h) effecting a Qualified Public Offering in accordance with Section 11.02 of this Agreement;

(i) changing the Partnership’s independent auditors;

(j) changing the Partnership’s business line; and

(k) distributions in kind pursuant to Section 7.02.

Section 9.06 Actions Requiring Board Approval and Approval of Pattern Energy

Notwithstanding anything in this Agreement to the contrary, none of the Partnership, the Board of Directors or any of the Partnership’s Subsidiaries may take the following actions without prior (i) Board Approval and (ii) the approval of Pattern Energy (provided that the actions in clauses (c)-(g) below shall only require Pattern Energy approval for so long as Pattern Energy owns at least ten percent (10%) of the Units (Capital) outstanding at any point in time):

(a) commencing a bankruptcy, winding up, insolvency or reorganization proceeding involving the Partnership or any Subsidiary of the Partnership;

(b) changing the Partnership’s or any of its Subsidiaries’ business plans or the purpose of the Partnership;

(c) making any material change to the Investment Criteria, or making any investment or funding projects that are outside the scope of the Investment Criteria;

(d) making an investment, in a single transaction or series of related transactions, in a development, construction, or operating project, in an amount greater than twenty-five percent (25%) (not including any third-party debt) of the cumulative Units (Capital) Fixed Commitment Amounts set forth on Exhibit B;

(e) admitting any Person as a Partner in accordance with Section 3.01 or Section 3.03;

(f) authorizing or issuing any Units to a Competitor;

(g) initiating any litigation or other legal or administrative proceeding or entering into any settlement agreement or series of settlement agreements with respect to or otherwise resolving any such litigation or proceeding, in each case, in an amount greater than $10 million;

(h) entering into related-party transactions (i) with any member of the Riverstone Group or any investment fund managed by any member of the Riverstone Group or (ii) that are likely to have a disproportionate economic impact on Pattern Energy relative to the other Units (Capital) Limited Partners;

(i) repurchasing, redeeming, or otherwise cancelling (other than automatically as a result of forfeiture) any Units (Capital), other than on a pro rata basis amongst all Units (Capital) Limited Partners;

(j) amending Article VII;

(k) amending the governing documents of the Partnership or any of its Subsidiaries, to the extent such amendment has a materially and disproportionately adverse effect on Pattern Energy relative to the other Units (Capital) Limited Partners; and

(l) initiating a borrowing or letter of credit issuance under the Goldman Facility.

Section 9.07 Actions Requiring Board Approval and Approval of the Units (Profits Interest) Limited Partners

Notwithstanding anything in this Agreement to the contrary and subject to Section 15.05, which sets forth certain amendments to this Agreement which require approval of the holders of a specified percentage of Units (Profits Interest), none of the Partnership, the Board of Directors or any of the Partnership’s Subsidiaries may take the following actions without prior (i) Board Approval and (ii) approval of a Units (Profits Interest) Majority (which approval, for the avoidance of doubt, shall not require a formal vote of all Units (Profits Interest) Limited Partners but shall be effective upon provision of a consent signed by such Units (Profits Interest) Limited Partners as represent a Units (Profits Interest) Majority):

(a) entering into any agreement, contract or other instrument, or any transaction with an Affiliate of Riverstone, other than the reimbursement of expenses pursuant to Section 9.08(b);

(b) any amendment, modification or repeal of Article X or any provision hereof that materially diminishes the rights of an Indemnitee;

(c) issuance of Units (Profits Interest) pursuant to Section 3.03(a); and

(d) distributions in kind other than Marketable Securities pursuant to Section 7.02.

Section 9.08 Certain Expenses

(a) Promptly following the Effective Date, upon the approval of the Board of Directors, the Partnership shall reimburse the Partners for all reasonable out of pocket expenses not previously reimbursed, including legal fees, incurred directly in connection with preparing, negotiating and executing this Agreement and any agreements related hereto. Each Partner shall provide the Partnership with a good faith accounting of the amount of such expenditures and liabilities.

(b) Notwithstanding Section 9.07(a) and subject to approval by the Board of Directors after consultation with any Management Designee, Riverstone and its Affiliates shall be entitled to reimbursement from the Partnership for any reasonable expenses directly incurred in connection with, or directly related to, the Partnership business (including, without limitation, expenses associated with the Partnership business development and expenses associated with any amendment to this Agreement and any agreement related hereto).

Section 9.09 Grant of Authority

Each Partner hereby irrevocably constitutes and appoints each member of the Board of Directors with full power of substitution, each as its true and lawful attorney and agent, in its name, place and stead to make, execute, acknowledge and, if necessary, to file and record:

(a) any certificates or other instruments or amendments thereof which the Partnership may be required to file under the Act or any other laws of the State of Delaware or pursuant to the requirements of any governmental authority having jurisdiction over the Partnership or which the Board of Directors shall deem it advisable to file, including, without limitation, this Agreement, any amended Agreement or certificate of cancellation;

(b) any certificates or other instruments (including counterparts of this Agreement with such changes as may be required by the law of other jurisdictions) and all amendments thereto which the Board of Directors deems appropriate or necessary to qualify, or continue the qualification of, the Partnership as a limited partnership;

(c) any certificates or other instruments which may be required in order to effectuate the dissolution and termination of the Partnership pursuant to Article XIV; and

(d) any amendment to any certificate or to this Agreement necessary to reflect any other changes made pursuant to the exercise of the powers of attorney contained in this Section 9.09 or pursuant to this Agreement.

ARTICLE X

INDEMNIFICATION

Section 10.01 Power to Indemnify in Actions, Suits or Proceedings

Subject to Section 10.02 of this Agreement, to the fullest extent permitted by law, the Partnership shall indemnify, defend and hold harmless any Person (and such Person’s heirs, administrators and executors) who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding (brought in the right of the Partnership or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that he is or was a Partner, Officer or Director of the Partnership, or is or was serving at the request of the Partnership for any other enterprise (each such Person described herein, an “Indemnitee”), from and against any and all losses, claims, expenses (including attorneys’ fees), costs, liabilities, damages, judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee, in connection with such action, suit or proceeding, including appeals; provided, that such Indemnitee shall not be indemnified by the Partnership hereunder to the extent that such Indemnitee’s conduct constituted fraud, willful or intentional misconduct or criminal wrongdoing or gross negligence. For the avoidance of doubt, any Units (Profits Interest) Limited Partner who shall serve as a member, officer, director, manager, agent or employee of any Subsidiary or any other enterprise shall be deemed to serve at the request of the Partnership. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such Indemnitee’s actions were not in accordance with the previous standard. Any indemnification provided hereunder will be satisfied solely out of the assets of the Partnership, as an expense of the Partnership. No Partner will be subject to personal liability by reason of these indemnification provisions.

Without limiting the generality of the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith. An Indemnitee shall not be denied indemnification in whole or in part under this Article X because the Indemnitee had an interest in the transaction with respect to which indemnification applies if the transaction was otherwise permitted by the terms hereof.

Section 10.02 Expenses Payable in Advance

To the fullest extent permitted by law, expenses incurred by an Indemnitee in appearing at, participating in, defending or investigating a threatened or pending action, suit or proceeding shall be promptly paid by the Partnership in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Partnership as authorized by this Article X.

Section 10.03 Unpaid Claims

If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article X is not paid in full within thirty (30) days after a written claim therefor by an Indemnitee has been received by the Partnership, such Indemnitee may, without the consent of the Board of Directors, institute proceedings to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Partnership shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under this Agreement or applicable law.

Section 10.04 Nonexclusivity of Indemnification and Advancement of Expenses

The indemnification and advancement of expenses provided by or granted pursuant to this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, contract, vote of Partners or Board of Directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction, arbitrator or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Partnership that indemnification of Indemnitees shall be made to the fullest extent permitted by applicable law. The provisions of this Article X shall not be deemed to preclude the indemnification of any Person who is not specified in Section 10.01 of this Agreement, but whom the Partnership has the power or obligation to indemnify under the provisions of the Act or otherwise.

Section 10.05 Survival of Indemnification and Advancement of Expenses; Third Party Beneficiaries

The obligations of the Partnership under this Article X create vested rights in the Indemnitees effective as of the date the Indemnitee first commences service for the Partnership, its Subsidiaries, and/or any other enterprise (as defined in Section 10.09). Indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall continue as to an Indemnitee who has ceased to be a Partner, Officer, Director or employee. The provisions of this Article X shall be deemed to be a contract between the Partnership and each Indemnitee. Except to the extent required by law, any amendment, modification or repeal of this Article X or any provision hereof that does not expand the rights of the Indemnitees (a) shall be prospective only and shall not in any way affect the Partnership’s liability to any such Indemnitee under this Article X, as in effect immediately prior to such amendment, modification, or repeal with respect to actions, suits, proceedings or claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such actions, suits, proceedings or claims may arise or be asserted and (b) shall not be effective unless the holders of a Units (Profits Interest) Majority approve such amendment, modification or repeal pursuant to Section 9.07. The provisions of this Article X are intended to be for the benefit of, and shall be enforceable by, each Indemnitee, and his or her heirs and legal representatives, (each of whom are intended third party beneficiaries) and shall be in addition to any other rights an Indemnitee may have under any contract, by law, or under any other arrangement.

Section 10.06 Limitation on Indemnification

Notwithstanding anything contained in this Article X to the contrary, except for proceedings to enforce rights to indemnification and advancement of expenses, the Partnership shall not be obligated to indemnify any Partner, Officer or Director in connection with a proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

Section 10.07 Indemnification of Employees and Agents

The Partnership may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and the advancement of expenses to employees and agents of the Partnership and its Subsidiaries similar to those conferred in this Article X to the Indemnitees.

Section 10.08 Severability

The provisions of this Article X are intended to comply with the Act. To the extent that any provision of this Article X authorizes or requires indemnification or the advancement of expenses contrary to the Act or the Certificate, the Partnership’s power to indemnify or advance expenses under such provision shall be limited to that permitted by the Act and the Certificate and any limitation required by the Act or the Certificate shall not affect the validity of any other provision of this Article X. If any provision of this Article X shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Article X shall not be affected thereby.

Section 10.09 Fiduciary Service

For purposes of this Article X, references to “other enterprise” shall include each Subsidiary of the Partnership, any employee benefit plan and any other entity (including a limited liability company, limited partnership or corporation), committee, association, joint venture, enterprise, trust or unincorporated operation that an Indemnitee is serving at the request of the Partnership; references to “fines” shall include any excise taxes assessed on a Person; and the Partnership shall be deemed to have requested, and references to “serving at the request of the Partnership” shall include, any service as a director, officer, employee, agent, trustee, fiduciary, consultant, administrator, representative, or delegate of or for the Partnership, any Subsidiary and/or any other enterprise, including any capacity with respect to an employee benefit plan, its participants, or beneficiaries.

Section 10.10 Exculpation

No Partner, Officer or Director of the Partnership will be liable to the Partnership or to any Partner for any act or failure to act, unless such Person’s action or failure to act constituted fraud, willful or intentional misconduct or criminal wrongdoing or gross negligence. The Partners, Officers and Directors of the Partnership will not be liable to the Partnership or to any Partner for such Person’s good faith reliance on the provisions of this Agreement. Except with respect to Section 9.05, Section 9.06 and Section 9.07, the Board of Directors may exercise any of the powers granted to it by this Agreement and perform its duties either directly or through its agents and it shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

Section 10.11 Indemnitor of First Resort

As a result of agreements or obligations arising outside of this Agreement, it may be the case that certain of the Indemnitees (“Sponsor Indemnitees”) have certain rights to indemnification, advancement of expenses or insurance provided by (a) Riverstone or certain of its Affiliates (the “Riverstone Indemnitors”) or (b) the Initial Limited Partner, Pattern Energy or certain of their respective Affiliates (the “PEG Indemnitors”, and together with the Riverstone Indemnitors, the “Sponsor Indemnitors”). However, regardless of whether or not there are any such rights to indemnification, advancement of expenses or insurance provided by any Sponsor Indemnitor, (i) the Partnership is the indemnitor of first resort (i.e., the Partnership’s obligations to each Sponsor Indemnitee are primary and any obligation of the Riverstone Indemnitors or the PEG Indemnitors, as applicable, to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any Sponsor Indemnitee are secondary) to the extent of the indemnification obligations of the Partnership hereunder, (ii) the Partnership shall be required to advance the full amount of expenses incurred by a Sponsor Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement (or any other agreement between the Partnership and the Sponsor Indemnitees) and (iii) to the extent of the indemnification obligations of the Partnership hereunder, the Partnership hereby irrevocably waives, relinquishes and releases each of the Sponsor Indemnitors from any and all claims against any of the Sponsor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. Regardless of any advancement or payment by the Sponsor Indemnitors on behalf of any Sponsor Indemnitee with respect to any claim for which a Sponsor Indemnitee has sought indemnification from the Partnership, to the extent of the indemnification obligations of the Partnership hereunder, (x) the foregoing shall not be affected and (y) the Riverstone Indemnitors or the PEG Indemnitors, as applicable, shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Sponsor Indemnitee against the Partnership.

Section 10.12 Insurance

The Partnership may purchase and maintain insurance on behalf of any one or more Indemnitees and other Persons against any liability that may be asserted against or expense that may be incurred by such Person in connection with the activities of the Partnership, its Subsidiaries or other enterprises as to which the Partnership has requested service, whether or not the Partnership would have the power to indemnify such Person against such liability hereunder. The Partnership shall maintain policies of directors’ and officers’ liability insurance for the Board of Directors and all Officers with respect to claims arising from facts or events that occurred on or after the Initial Closing Date, including in respect of the matters contemplated by this Agreement.

ARTICLE XI

TRANSFER OF UNITS

Section 11.01 Request for Sale of Partnership by a Units (Capital) Majority

(a) Subject to Section 11.13, a Units (Capital) Majority, at any time after the date of this Agreement, may give written notice to the Partnership and the Partners requiring a sale of the Partnership (an “Approved Sale”). An Approved Sale may be effected pursuant to a securities disposition (by unit sale, merger, consolidation or otherwise) or asset disposition, as determined by the Units (Capital) Majority in its sole discretion. Subject to the other provisions of this Section 11.01, each Partner hereby agrees to vote (to the extent any such vote is required) all of its Units in favor of an Approved Sale upon the written request of the Units (Capital) Majority. If the Approved Sale is structured as a (i) merger, consolidation or sale of assets, each Partner shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or sale of assets or (ii) sale of Units, each Partner shall agree subject to the other provisions of this Section 11.01 to sell all of his, her or its Units or rights to acquire Units at the price and upon the payment terms approved by the Units (Capital) Majority. If the Units (Capital) Majority is subject to any indemnification holdback in the consideration paid to it for Units sold pursuant to this Section 11.01, any Units (Profits Interest) Limited Partner who sells any of its Units (Capital) or Units (Profits Interest) pursuant to the terms of this Section 11.01 shall be subject to the same indemnification holdback as the Units (Capital) Majority, in accordance with such Units (Profits Interest) Limited Partner’s proportional share of the Units sold. Each Partner shall take all necessary actions in connection with the consummation of the Approved Sale as reasonably requested by the Units (Capital) Majority; provided, that no Partner shall be required to make any representation other than as to its ownership of its Units and no Partner shall assume or incur any liability other than its pro rata share based on the Units sold of any such indemnification holdback.

(b) In any Approved Sale:

(i) the Units (Capital) and Units (Profits Interest) shall be converted into or entitled to receive, as applicable, a proportionate amount of the aggregate consideration to be paid by the acquiring party, with such proportions to be determined by applying Section 7.01 of this Agreement to a Distributable Property amount equal to the sum of (a) the cash included in such consideration plus (b) the Fair Market Value of any non-cash property included in such consideration;

(ii) each holder of Units (Capital) shall receive such holder’s proportionate share of the aggregate consideration to be allocated to Units (Capital) pursuant to Section 11.01(b)(i) of this Agreement based on the amount it is entitled to receive under Section 7.01; and

(iii) each holder of a tranche of Units (Profits Interest) shall receive such holder’s proportionate share of the aggregate consideration allocated to the tranches of Units (Profits Interest) pursuant to Section 11.01(b)(i) of this Agreement based on the amount it is entitled to receive under Section 7.01.

(c) If the Approved Sale is a transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such transaction (including a merger, consolidation or other reorganization), the Partners (other than those qualifying as Accredited Investors) shall, at the request of a Units (Capital) Majority, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to such Units (Capital) Majority. If any Partner appoints a purchaser representative, the Partnership will pay the fees of such purchaser representative. If the consideration consists of securities and in order to qualify for an exemption from the Securities Act such securities cannot be sold to non-Accredited Investors, then the non-Accredited Investors shall be entitled to receive, in lieu of such securities, an amount, in cash, equal to the Fair Market Value (as determined pursuant to Section 11.09) of the portion of the Units held by the non-Accredited Investors that would otherwise be exchanged in consideration for such securities.

(d) Partners shall bear their pro rata share (based upon the allocation set forth in Section 11.01(b)) of the costs of any sale of Units pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all Partners; all such costs that are incurred for the benefit of all Partners to be paid by the Partnership if not netted from the sales proceeds or paid by the acquiring party. Notwithstanding anything herein to the contrary, for purposes of this Section 11.01(d), costs incurred by the Units (Capital) Limited Partners or Units (Profits Interest) Limited Partners in exercising reasonable efforts to take all actions in connection with the consummation of an Approved Sale in accordance with this Section 11.01(d) shall be deemed to be for the benefit of all Partners for purposes of this Section 11.01. Costs incurred by Partners on their own behalf will not be considered costs of the transaction hereunder.

Section 11.02 Conversion to a Corporation; Qualified Public Offering

(a) Subject to Section 11.13, the Board of Directors, with written Board Approval and the approval of a Units (Capital) Majority, may cause the conversion in connection with a Qualified Public Offering of the Partnership, or any portion thereof, into a corporation, including by (i) the Transfer of all of the assets of the Partnership, subject to the Partnership’s liabilities, or the Transfer of any portion of such assets and liabilities, to one or more corporations in exchange for shares of any such corporations and the subsequent distribution of such shares, at such time as the Board of Directors may determine, to the Partners, (ii) conversion of the Partnership into a corporation pursuant to Section 17-219 of the Act (or any successor section thereto), (iii) Transfer by each Partner of Units held by such Partner to one or more corporations in exchange for shares of any such corporations (including by merger of the Partnership into a corporation) (or, in the case of any single purpose entity treated as corporation for U.S. federal income tax purposes that holds a direct or indirect interest in Riverstone (a “Blocker Corporation”), at the request of Riverstone, merge the Blocker Corporation into the corporation resulting from the Qualified Public Offering of the Partnership in a tax-free reorganization or otherwise structure the Qualified Public Offering so that the Blocker Corporation is not subject to a corporate-level tax on the Qualified Public Offering or subsequent dividend payments or sales of stock), or (iv) by filing an election pursuant to Treasury Regulation Section 301.7701-3(c) (each of (i), (ii) and (iii), a “Reorganization”). The Partners shall take all actions reasonably requested by the Board of Directors in connection with the consummation of such Reorganization, including without limitation consenting to, voting for and waiving any dissenters rights, appraisal rights or similar rights and participating in any exchange or other transaction required in connection with such Reorganization. The Partnership shall pay any and all reasonable organizational, legal and accounting expenses and filing fees incurred by the Partnership, the Units (Capital) Limited Partners and the Units (Profits Interest) Limited Partners in connection with such Reorganization; provided, that the Partnership shall only have to pay for one counsel to represent the interests of all of the Units (Profits Interest) Limited Partners and one counsel to represent the interests of all of the Units (Capital) Limited Partners.

(b) In connection with any Reorganization as described in Section 11.02(a) of this Agreement, the shares (which will be valued at their Fair Market Value immediately prior to the Qualified Public Offering) received will be distributed in accordance with Section 7.01 of this Agreement (as adjusted to take into account any Threshold Amount applicable to any tranche of Units (Profits Interest)).

(c) In connection with any Reorganization as described in Section 11.02(a) of this Agreement:

(i) the Units (Capital) and Units (Profits Interest) shall be converted into a proportionate amount of the common stock of the resulting corporation, with such proportion to be determined by applying Section 7.01 of this Agreement to the total number of shares of common stock to be distributed upon conversion (which shares will be valued based on the valuation immediately prior to the Qualified Public Offering, less underwriting discounts and commissions, if any, and expenses);

(ii) each holder of Units (Capital) shall receive such holder’s proportionate share of the aggregate number of shares to be allocated to Units (Capital) pursuant to Section 11.02(c)(i) of this Agreement based on the amount it is entitled to receive under Section 7.01; and

(iii) each holder of Units (Profits Interest) shall receive such holder’s proportionate share of the aggregate number of shares to be allocated to each tranche of the Units (Profits Interest) pursuant to Section 11.02(c)(i) of this Agreement based on the amount it is entitled to receive under Section 7.01, provided that all shares received with respect to unvested Units (Profits Interest) will be subject to the same vesting conditions as applied to such Units (Profits Interest).

If securities other than, or in addition to, common stock are issued to Unit holders by the resulting corporation in such Reorganization, each class or series of securities shall be allocated among the holders of Units as provided in this Section 11.02(c).

(d) In connection with any such Reorganization as described in Section 11.02(a) of this Agreement, the Units (Capital) and the Units (Profits Interest) shall be converted into the right to receive the same series or class of securities of the corporation (in the case of Reorganizations described in Section 11.02(a)) or the Partnership (in the case of Reorganizations described in Section 11.02(a)) and such securities shall be allocated among the Units (Capital) and Units (Profits Interest), and among the holders of Units (Capital) and Units (Profits Interest), in the same manner as shares of common stock are allocated in the event of a Reorganization under Section 11.02(a) of this Agreement as provided in Section 11.02(c) of this Agreement.

(e) In connection with any Reorganization as provided in Section 11.02(a) of this Agreement, (i) each holder of Units (Capital) and Units (Profits Interest) shall receive the same form of securities and the same amount of securities per Unit of such Units (Capital) and Units (Profits Interest), respectively, and, if any holders of Units (Capital) or Units (Profits Interest) are given an option as to the form and amount of securities to be received, each holder of the Units (Capital) or Units (Profits Interest), as applicable, shall be given the same option and (ii) each holder of Units agrees to the Transfer of its Units in accordance with the terms of conversion or exchange, as applicable, as provided by the Board of Directors. Each holder of Units further agrees that as of the effective date of such conversion or exchange any Unit outstanding thereafter that shall not have been tendered for conversion or exchange shall represent only the right to receive a certificate representing the number of shares of any such corporations as provided in the terms of such conversion or exchange.

(f) If the Board of Directors approves a Qualified Public Offering, the Partners shall take all necessary or desirable actions reasonably requested by the Partners in connection with the consummation of such Qualified Public Offering, including without limitation compliance with the requirements of all laws and regulatory bodies that are applicable or that have jurisdiction over such Qualified Public Offering. If such Qualified Public Offering is an underwritten offering:

(i) and the managing underwriters advise the Partnership in writing that in their opinion the Partnership’s capital structure would adversely affect the marketability of the offering, each Partner shall consent to and vote for a recapitalization, reorganization or exchange (each, a “Recapitalization”) of any class of the Partnership’s equity securities into securities that the managing underwriters and the Board of Directors find acceptable and shall take all necessary and desirable actions in connection with the consummation of such Recapitalization; provided that each holder of a class of Units shall receive the same type of security with the same value per Unit (other than differences based upon differences in the amount of yield accrued on such Units since their respective dates of issuance) and shall be subject to the same restrictions on lock-up and transferability unless otherwise agreed to by the Partners; and

(ii) if requested by the managing underwriters, each of the Partners shall execute customary lock-up agreements with respect to their Units and/or any securities received by them in any attendant Reorganization or Recapitalization.

(g) In connection with a Reorganization or Recapitalization associated with a Qualified Public Offering, any Units (Capital) Limited Partner that is a qualified institutional buyer (as defined in Rule 144A promulgated under the Securities Act) may elect to receive distributions with respect to its Units (Capital) in cash, in lieu of shares.

(h) The provisions of this Section 11.02 are not intended to and shall not in any way diminish the power and authority of the Board of Directors as set forth in Section 9.01 of this Agreement or any other provision of this Agreement.

Section 11.03 Demand Registration Rights

(a) General. If the Partnership (or successor entity) (for purposes of this Section 11.03 and Section 11.04, the “Public Entity”) shall receive from holder(s) of a Units (Capital) Majority after six (6) months after the Public Entity has closed a Qualified Public Offering, a written request that the Public Entity file a registration statement with respect to Registrable Securities (the sender(s) of such request or any similar request pursuant to this Section 11.03 and Section 11.04 shall be known as the “Initiating Holder(s)”), then the Public Entity shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 11.03, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. The Public Entity shall not be obligated to take any action to effect any such registration:

(i) after it has effected three (3) such registrations pursuant to this Section 11.03, and such registrations have been declared or ordered effective;

(ii) within six (6) months of a registration pursuant to this Section 11.03 that has been declared or ordered effective;

(iii) during the period starting with the date sixty (60) days prior to its good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Public Entity-initiated registration (other than a registration relating solely to the sale of securities to employees of the Public Entity pursuant to a stock option, stock purchase or similar plan or to a Rule 145 transaction), provided that the Public Entity is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iv) where the anticipated aggregate offering price, net of any underwriting discounts or commissions, is equal to or less than twenty-five million dollars ($25,000,000);

(v) if the Public Entity shall furnish to such Initiating Holder(s) a certificate signed by the President of the Public Entity stating that in the good faith judgment of the board of directors it would be seriously detrimental to the Public Entity and its equity holders for such registration statement to be filed at the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Public Entity shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Holders, and provided, further, that the Public Entity shall not defer its obligation in this manner more than once in any twelve (12) month period;

(vi) in any particular jurisdiction in which the Public Entity would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

(vii) unless the Registrable Securities are to be distributed by means of a firm commitment underwriting.

(b) The Public Entity (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Public Entity in its sole discretion. Notwithstanding any other provision of this Section 11.03, if the underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, the Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Public Entity, the managing underwriter and the Initiating Holders. The Registrable Securities so excluded or withdrawn shall not be Transferred in a public distribution prior to ninety (90) days after the effective date of such registration. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Public Entity shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 11.03(b). If the underwriter has not limited the number of Registrable Securities to be underwritten, the Public Entity may include securities for its own account if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

Section 11.04 Piggyback Registration Rights.

(a) If, at any time or from time to time, beginning with the Public Entity’s Qualified Public Offering, the Public Entity shall determine to register any of its securities for its own account in connection with an underwritten offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities (including but not limited to the Public Entity’s Qualified Public Offering), the Public Entity will:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration and in the underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after mailing or personal delivery of such written notice from the Public Entity, by any Holders, except as set forth in Section 11.04(b).

(b) Underwriting. The right of any Holder to registration pursuant to this Section 11.04 shall be conditioned upon such Holder’s participation in the underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Public Entity) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Public Entity. Notwithstanding any other provision of this Section 11.04, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Public Entity shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Public Entity for securities being sold for its own account; then (ii) among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement, or, if so determined by the underwriter, all Registrable Securities shall be excluded from each registration and underwriting. If any Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Public Entity and the underwriter. Any Registrable Securities so excluded or withdrawn shall not be Transferred in a public distribution prior to ninety (90) days after the effective date of such registration statement.

Section 11.05 Tag Along Rights

(a) Subject to Section 11.13, if one or more Units (Capital) Limited Partners or any of their Affiliates (collectively, a “Selling Partner”) desires to effect (i) a Transfer of Units representing 50% or more of the outstanding Units (Capital) in a single transaction or a series of related transactions, or (ii) a Transfer of Units that when aggregated with all other prior Transfers of Units (Capital) (whether or not constituting a Tag Sale) equals 50% or more of the total Units (Capital) issued by the Partnership under this Agreement (each Transfer of Units under clause (i) or (ii) a “Tag Sale,” and any subsequent Transfer of Units shall also be deemed a Tag Sale) and it does not elect to exercise its rights, if any, under Section 11.01 of this Agreement to require each non-Selling Partner (each, a “Co-Seller”) to Transfer their Units, then at least fifteen (15) days prior to the closing of such Tag Sale, the Selling Partner shall make a written offer (the “Participation Offer”) to each Co-Seller to include in the proposed Tag Sale a portion of:

(i) the number of Units (Capital) equal to the product of:

(A) the sum of (x) the total number of Units (Capital) owned by the Co-Seller immediately prior to the Tag Sale and (y) the aggregate number of such Co-Seller Units (Capital) previously sold in Tag Sales; and

(B) the sum of (x) the percentage of the total number of Units (Capital) being sold by the Selling Partner in the Tag Sale and (y) the percentage of the total number of Units (Capital) previously sold by all Selling Partners prior to the Tag Sales;

minus the aggregate number of such Co-Seller’s Units (Capital) previously sold in Tag Sales; and

(ii) the number of Units (Profits Interest) equal to the product of:

(A) the sum of (x) the total number of Units (Profits Interest) owned by the Co-Seller immediately prior to the Tag Sale and (y) the aggregate number of such Co-Seller Units (Profits Interest) previously sold in Tag Sales; and

(B) the sum of (x) the percentage of the total number of Units (Capital) being sold by the Selling Partner in the Tag Sale and (y) the percentage of the total number of Units (Capital) previously sold by all Selling Partners prior to the Tag Sales;

minus the aggregate number of such Co-Seller’s Units (Profits Interest) previously sold in Tag Sales.

Notwithstanding the foregoing, if the consideration to be received by the Selling Partner includes any securities, then, unless the Selling Partner and the Transferee both reasonably determine that an exemption is otherwise available under the Securities Act and all applicable state securities laws for such transaction, only Co-Sellers who have certified to the reasonable satisfaction of the Selling Partner that they are Accredited Investors shall be entitled to receive securities; the non-Accredited Investors shall be entitled to receive from the Partners selling Units in the applicable transaction, pro rata, in lieu of such securities, an amount, in cash, equal to the Fair Market Value (as determined pursuant to Section 11.09) of the portion of the Units held by the non-Accredited Investors that would otherwise be exchanged in consideration for such securities. The Units of any Co-Seller sold in any Tag Sale shall entitle such Co-Seller to receive the amount which such Co-Seller would receive if Section 7.01 of this Agreement were applied to the Tag Sale Value for a particular Tag Sale, and, as a result of such application, amounts would be distributed to the holders of Units pursuant to Section 7.01 of this Agreement. For the avoidance of doubt, the terms of this Section 11.05 shall continue following a Qualified Public Offering.

(b) The Participation Offer shall describe the terms and conditions of the proposed Tag Sale (including the number of Units to be sold) which shall be no less favorable than the terms and conditions obtained by the Selling Partner and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the Transferee named therein and (ii) each Co-Seller’s execution and delivery of all agreements and other documents as the Selling Partner is required to execute and deliver in connection with such Tag Sale. If any Co-Seller shall accept the Participation Offer by written notice to the Selling Partner within ten (10) days after the date on which such Co-Seller receives the Participation Offer, the Selling Partner shall reduce, to the extent necessary, the number of Units (Capital) it otherwise would have sold in the proposed Transfer so as to permit those Co-Sellers who have accepted the Participation Offer to sell the number of their Units that they are entitled to sell under this Section 11.05 and the Selling Partner and such Co-Sellers shall Transfer the number of Units specified in the Participation Offer to the proposed Transferee in accordance with the terms of such Transfer as set forth in the Participation Offer. If any Selling Partner is subject to any indemnification holdback in the consideration paid to it for Units sold pursuant to this Section 11.05, any Units (Profits Interest) Limited Partner who sells any of its Units pursuant to the terms of this Section 11.05 shall be subject to the same indemnification holdback as the Selling Partner, in accordance with such Units (Profits Interest) Limited Partner’s proportional share of the Units sold.

Section 11.06 Certain Events Not Deemed Transfers

In no event shall any exchange, reclassification, or other conversion of Units into any cash, securities, or other property pursuant to a merger or consolidation of the Partnership with, or any sale or Transfer by the Partnership of all or substantially all its assets to, any Person constitute a Tag Sale for purposes of Section 11.05 of this Agreement. In addition, Section 11.05 of this Agreement shall not apply to any Transfer, sale or disposition of Units to an Affiliate of a Partner.

Section 11.07 Transfer and Exchange

When Units are presented to the Partnership with a request to register the Transfer of such Units or to exchange such Units for Units of other authorized denominations, the Partnership shall register the Transfer or make the exchange as requested if the requirements of this Agreement for such transaction are met; provided, however, that the Units surrendered for Transfer or exchange shall be duly endorsed or accompanied by a written instrument of Transfer in form satisfactory to the Partnership, duly executed by the holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of Transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

Section 11.08 Vesting Terms; Redemption/Forfeiture

(a) General. All Transferees (including spouses and former spouses) of holders of Units (Profits Interest) shall be subject to this Section 11.08 regardless of the fact that any such Transferee is not an employee of the Partnership or its Subsidiaries (i.e., if the employment of the Units (Profits Interest) Limited Partner who Transferred the Units (Profits Interest) to such Transferee is terminated, this Section 11.08 shall apply to such Units (Profits Interest) regardless of their ownership).

(b) Vesting Schedule. Subject to Section 11.08(c)(iii) of this Agreement, the Units (Profits Interest) held by a Units (Profits Interest) Limited Partner shall vest in equal installments of 25% annually over a four year period, beginning on the Grant Date. Unvested Units (Profits Interest) shall fully vest upon the occurrence of (i) a Qualified Public Offering, (ii) a Liquidation Event, (iii) a Transfer in a single transaction or a series of related transactions of 50% or more of the outstanding Units (Capital), (iv) an Approved Sale or (v) a Reorganization; provided that, in the case of (ii) and (iii), if requested by the third-party buyer or merger partner, and subject to clause (D) below:

(A) if the transaction or event does not permit or result in distributions or payments (whether upon a sale or otherwise) with respect to the Units (Profits Interest) that were vested immediately prior to the transaction or event, then all Units (Profits Interest) shall be immediately vested except Units (Profits Interest) equal to the 25% of the Units (Profits Interest) that were unvested immediately prior to the transaction or event (the “Retained Units”) shall continue to be unvested and held by the Units (Profits Interest) Limited Partner holding such Units subject to clause (C) below;

(B) if the transaction or event permits or results in distributions or payments (whether upon a sale or otherwise) with respect to the Units (Profits Interest) that were vested immediately prior to the transaction or event, then all Units (Profits Interest) shall be immediately vested except the cash or other items that would have been distributed or paid with respect to Units (Profits Interest) equal to the 25% of the Units (Profits Interest) that were unvested immediately prior to the transaction or event net of the Assumed Tax Liability with respect thereto (which shall be immediately distributed) (the “Withheld Items”) shall be withheld subject to clause (C) below;

(C) Retained Units under clause (A) above and all Withheld Items under clause (B) above shall be immediately vested or released, as the case may be, to the relevant Units (Profits Interest) Limited Partners upon the earlier of the first anniversary of the consummation of any transaction or event described in Section 11.08(b) and the fourth anniversary of the date of the issuance of such Units (Profits Interest). Prior to such release, the Retained Units and Withheld Items shall be subject to the forfeiture and redemption provisions consistent with the terms of Section 11.08(c) as if they were unvested Units (Profits Interest). In addition, upon a Units (Profits Interest) Limited Partner ceasing to be an Employee for any reason other than Cause, the vesting of the terminated Units (Profits Interest) Limited Partner’s Units (Profits Interest), in the sole discretion of the Board of Directors, may be accelerated. As to Retained Units, the Units (Profits Interest) Limited Partners shall be entitled to receive distributions of the Assumed Tax Liabilities prior to the release and other distributions with respect thereto shall be treated as Retained Distributions;

(D) such third-party buyer or merger partner must agree to establish mechanisms, reasonably acceptable to the Holders of a majority in interest of such the Retained Units and/or Withheld Items, to assure that such holders shall receive any Withheld Items, Retained Distributions allocable to such holders subject to the vesting and other provisions of clause (C) above.

(c) Redemption/Forfeiture.

(i) If a Limited Partner ceases to be an Employee as a result of termination by a member of the PEG Group for Cause, (A) all Units (Profits Interest) (whether vested or unvested) held by such Limited Partner shall be automatically forfeited to the Partnership at the termination date without further action on the part of the Partnership or such former Employee and (B) the Partnership will have the option to repurchase any Units (Capital) owned by such former Employee for the Fair Market Value of such Units (Capital), provided that the Partnership must consummate such repurchase within thirty (30) days of such Limited Partner’s termination.

(ii) If a Limited Partner ceases to be an Employee as a result of such Limited Partner’s termination other than for Good Reason, (A) all unvested Units (Profits Interest) held by such Limited Partner shall automatically be forfeited to the Partnership at the termination date without further action on the part of the Partnership or such former Employee and (B) the Partnership will have the option to repurchase any Units (Capital) and any vested Units (Profits Interest) owned by such former Employee for the Fair Market Value of such Units, provided that the Partnership must consummate such repurchase within thirty (30) days of such Units (Profits Interest) Limited Partner’s termination.

(iii) If a Limited Partner ceases to be an Employee as a result of (A) termination by a member of the PEG Group for other than Cause, (B) non-renewal by a member of the PEG Group of such Limited Partner’s Employment Agreement prior to the full vesting of the initial Units (Profits Interest) issued to such Units (Profits Interest) Limited Partner, (C) Good Reason, or (D) death or Disability, (1) vesting of any unvested Units (Profits Interest) owned by such Limited Partner shall be accelerated by twelve (12) months, (2) any Units (Profits Interest) owned by such Limited Partner that remain unvested after taking into account such twelve-month acceleration shall automatically be forfeited to the Partnership at the termination date without further action on the part of the Partnership or such former Employee and (3) the Partnership will have the option to repurchase any vested Units (Profits Interest) and any Units (Capital) owned by such former Employee for the Fair Market Value of such Units, provided that the Partnership must consummate such repurchase within thirty (30) days of such Limited Partner’s termination.

(iv) Each Limited Partner explicitly acknowledges and agrees that, if the Partnership elects to repurchase any Units (Profits Interest) or any Units (Capital) pursuant to the provisions of Section 11.08(c)(i), (ii), or (iii) above, then such Limited Partner shall be selling his goodwill in the Partnership and otherwise disposing of his ownership interest in the Partnership, and in consideration for such sale and disposal, except as otherwise permitted in such Units (Profits Interest) Limited Partner’s Employment Agreement, if applicable, or with respect to a Units (Profits Interest) Limited Partner as of the Effective Date, the Amended and Restated Agreement of Limited Partnership of the Initial Limited Partner, expressly agrees that for a period of twelve (12) months after the consummation of the repurchase contemplated by Section 11.08(c)(i), (ii), or (iii) he shall not, directly or indirectly, without prior written approval of the Partnership, for himself or on behalf of or in conjunction with any other person or entity of whatever nature:

(A) engage or participate within the Market Area in a Competitive Business;

(B) solicit any Employee to terminate his or her employment with any member of the PEG Group; or

(C) engage or participate in an auction or sale process for assets or solicit any counterparty for the delivery of power as to which the Partnership or any of its Subsidiaries had been, at the time of his termination, targeting or evaluating for development, negotiating for any option or acquisition, or preparing to act as a participant in any auction or sale process (the “Identified Development Properties”).

The covenants in this Section 11.08(c)(iv) are severable and separate and the unenforceability of any specific covenant shall not affect the provisions of any other covenant in this Agreement.

Because of the difficulty in measuring economic losses to the Partnership as a result of a breach of any of the covenants in this Section 11.08(c)(iv), and because of the immediate and irreparable damage that could be caused to the Partnership for which it would have no other adequate remedy, the Units (Profits Interest) Limited Partner agrees that the covenants in this Section 11.08(c)(iv) may be enforced by the Partnership, in the event of a breach, by injunctions and restraining orders and that such enforcement is in addition to all other rights and remedies that may be available to the Partnership at law and equity.

As used in this Section 11.08(c)(iv), the term “Market Area” shall mean any area within a 100 mile radius from (i) the location of a power generation or transmission facility in which the Partnership or its Subsidiaries have an economic or other business interest and (ii) the Identifiable Development Properties. The term “Competitive Business” shall mean any business in which: (i) the Partnership or any of its Subsidiaries have engaged during the term of the Units (Profits Interest) Limited Partner’s employment; and (ii) continues to engage during some or all of the restrictive period referenced in this Section 11.08(c)(iv). For the avoidance of doubt, with respect to each Units (Profits Interest) Limited Partner as of the Effective Date, nothing herein shall limit or restrict, or be deemed a “Competitive Business” with, any activities described in this Section 11.08(c)(iv) by such Units (Profits Interest) Limited Partner to the extent any such activity is otherwise permitted under such Units (Profits Interest) Limited Partner’s Employment Agreement or the Amended and Restated Agreement of Limited Partnership of the Initial Limited Partner.

(v) Unless the Board of Directors elects to make payment in cash, payment for any Units purchased by the Partnership pursuant to Section 11.08(c)(i) of this Agreement shall be in the form of a promissory note, subordinated to all indebtedness for borrowed money of the Partnership that the Board of Directors determines are senior to such promissory note, with principal payable at the earlier of (i) the re-sale or other monetization of all or a portion of the repurchased vested Units to the extent of the proceeds of the sale or (ii) five (5) years from issuance and with interest to be paid annually on the unpaid balance of such principal at a rate that is equal to the interest rate, on the date of issuance, that is publicly quoted by J.P. Morgan Chase & Co. or its successor as its prime commercial or similar reference interest rate; provided, however, that payments of amounts due on such promissory note shall be accelerated to the extent necessary to cover any tax liability attributed to such Partner that is associated with such promissory note, as such amounts become due and are required to be paid.

(vi) Unless the Board of Directors elects to make payment in cash, payment for any Units purchased by the Partnership pursuant to Section 11.08(c)(ii) of this Agreement shall be in the form of a promissory note, subordinated to all indebtedness for borrowed money of the Partnership that the Board of Directors determines are senior to such promissory note, with principal and interest payable quarterly, amortized equally over three (3) years, at a rate that is equal to the interest rate, on the date of issuance, that is publicly quoted by J.P. Morgan & Co. or its successor as its prime commercial or similar reference interest rate; provided, however, that payments of amounts due on such promissory note shall be accelerated to the extent necessary to cover any tax liability attributed to such Partner that is associated with such promissory note, as such amounts become due and are required to be paid. Notwithstanding the foregoing, if a sale or other monetization of all or a portion of the repurchased vested units occurs prior to the maturity of the note issued pursuant to this Section 11.08(c)(vi), the Partnership shall pay to the Units (Profits Interest) Limited Partner the proceeds from such sale to the extent of the remaining unpaid balance (and accrued but unpaid interest) at the time of such sale or other monetization. Notwithstanding the foregoing, if the total payment due to a Limited Partner for any Units purchased by the Partnership pursuant to Section 11.08(c)(ii) is less than $1,000,000, payment shall be made in cash.

(vii) Payment for the Units purchased by the Partnership pursuant to Section 11.08(c)(iii) of this Agreement shall be made in cash.

(viii) Notwithstanding any other provision of this Agreement, if a Units (Profits Interest) Limited Partner ceases to be an Employee and the Board of Directors with at least one Management Designee determines within ninety (90) days following the termination that Cause exists or existed on such termination (including by virtue of a material breach of an obligation to the Partnership under this Agreement or any employment agreement after such termination), (i) the percentage of Units (Profits Interest) held by such Units (Profits Interest) Limited Partner which have vested shall be reduced to 0% and all Units (Profits Interest) held by such Units (Profits Interest) Limited Partner or his direct or indirect Transferees shall automatically be forfeited to the Partnership without further action on the part of the Partnership or such Employee and (ii) to the extent that the Partnership has previously repurchased any Units (Profits Interest) held by such Units (Profits Interest) Limited Partner, all consideration for such Units (Profits Interest) previously paid by the Partnership must be returned by the Units (Profits Interest) Limited Partner to the Partnership.

(d) Recapture of Units (Profits Interest) held by Management Holdco. Any Management Holdco shall issue Management Holdco LLC Units only to Employees. The number of Management Holdco LLC Units outstanding shall at all times equal the number of Units (Profits Interest) held by such Management Holdco. The limited liability company agreement of Management Holdco shall provide for the vesting, forfeiture and repurchase of Management Holdco LLC Units on terms equivalent to those set forth in this Section 11.08. If any Management Holdco LLC Units are forfeited to Management Holdco, an equal number of Units (Profits Interest) held by Management Holdco shall be forfeited to the Partnership. If Management Holdco has the right to repurchase any Management Holdco LLC Units, Management Holdco shall exercise such right as directed by the Partnership. If the Partnership directs Management Holdco to repurchase any Management Holdco LLC Units, the Partnership shall repurchase an equal number of Units (Profits Interest) from Management Holdco for the same consideration. Any such repurchase of Units (Profits Interest) from Management Holdco may be structured in an alternative method, as determined by the Board of Directors, provided it is not economically disadvantageous to the applicable Employee.

Section 11.09 Determination of Fair Market Value

(a) For purposes of this Agreement, the “Fair Market Value” of any property means, as of any time of determination, the then fair market value of such property as determined in good faith by the Board of Directors, which determination shall be conclusive for all purposes; provided, however, that (i) solely with respect to the valuation of Units (Capital) and Units (Profits Interest) pursuant to Section 11.08(c), Section 12.03(b), or Section 12.03(d) of this Agreement, the Fair Market Value of any such Units (Capital) or Units (Profits Interest) shall be determined in accordance with the provisions of Section 11.09(b) and Section 11.09(c) of this Agreement and (ii) solely with respect to the valuation of Units (Capital) for purposes of Section 5.02(c), the Fair Market Value of such Units (Capital) shall be determined by an Independent Advisor selected by the Board of Directors pursuant to Section 5.02(c) in accordance with the provisions of Section 11.09(c) of this Agreement.

(b) The Fair Market Value of a Unit (Capital) or a Unit (Profits Interest) shall be determined, as of the effective date of the end of the Limited Partner’s active employment by a member of the PEG Group pursuant to Section 11.08(c) or as of the date the Partnership exercises its repurchase right pursuant to Section 12.03, by the Board of Directors in its good faith reasonable discretion, using the Partnership’s most recent previously issued annual or semi-annual financial statements and reserve reports available on the date on which such determination is being made by the Board of Directors. The Board of Directors shall provide prompt written notice to the Limited Partner (or spouse or former spouse) of its determination. The purchase of such Units (Capital) and/or Units (Profits Interest) interests shall close promptly thereafter, but in no case more than twenty (20) Business Days of, the giving of such notice.

(c) In the event that a Limited Partner (or spouse or former spouse) does not agree with any determination of the Fair Market Value of such Limited Partner’s (or spouse’s or former spouse’s) Units (Capital) or Units (Profits Interest), then within twenty (20) Business Days after the consummation of the purchase of Units (Capital) and/or Units (Profits Interest) pursuant to Section 12.03 or Section 11.08(b), the Limited Partner (or spouse or former spouse) shall notify the Board of Directors in writing of the existence of a dispute. The Limited Partner (or spouse or former spouse) and the Board of Directors shall seek to resolve the dispute for twenty (20) Business Days. In the event that no resolution is reached, the Board of Directors shall promptly select three nationally-recognized investment banking firms that have not had a direct or indirect substantial relationship with the Partnership within the last two years and notify the Limited Partner (or spouse or former spouse) thereof. The Limited Partner (or spouse or former spouse) shall promptly select one of the three investment banking firms and notify the Partnership thereof. If the Partnership has not received notice of selection of one of the investment banking firms within twenty (20) days of the date it gave notice to the Limited Partner (or spouse or former spouse) of the three investment banking firms, then the Board of Directors shall select one of such three. The investment banking firm selected as provided above with respect to the purchase of Units (Capital) and/or Units (Profits Interest) pursuant to Section 12.03 or Section 11.08(b) or selected by the Board of Directors pursuant to Section 5.02(c) (the “Independent Advisor”) shall promptly adjust or determine the Fair Market Value (as applicable). The Independent Advisor shall render its decision within twenty (20) Business Days and such decision shall be final and binding upon the parties. If the Fair Market Value as determined by the Independent Advisor is greater than the amount paid by the Partnership to the Limited Partner pursuant to Section 11.09(b), Section 12.03(b) or Section 12.03(d), or used as the basis for determining the number of Units (Capital) issued pursuant to Section 5.02(c), the Partnership will pay the Limited Partner an amount equal to the difference between such Fair Market Value as determined by the Independent Advisor and such amount paid by the Partnership pursuant to Section 11.09(b), Section 12.03(b) or Section 12.03(d), or shall reduce retroactively the number of Units (Capital) issued pursuant to Section 5.02(c), in a timely manner. If the Fair Market Value as determined by the Independent Advisor is less than the amount paid by the Partnership to the Limited Partner pursuant to Section 11.09(b), Section 12.03(b) or Section 12.03(d), the Limited Partner will pay the Partnership an amount equal to the difference between such Fair Market Value as determined by the Independent Advisor and such amount paid by the Partnership pursuant to Section 11.09(b), Section 12.03(b) or Section 12.03(d), or the Partnership shall issue retroactively an additional number of Units (Capital) pursuant to Section 5.02(c), in a timely manner. With respect to any valuation relating to Section 11.09(b), Section 12.03(b), Section 12.03(d), in the event that (i) the Independent Advisor’s determination of Fair Market Value is more than 5% higher than the original determination made by the Board of Directors, the Partnership shall pay 100% of the cost of retaining the Independent Advisor, (ii) the Independent Advisor’s determination of Fair Market Value is more than 5% lower than the original determination made by the Board of Directors, the Limited Partner (or spouse or former spouse) requesting the Independent Advisor shall pay 100% of the cost of retaining the Independent Advisor, and (iii) in all other instances the Partnership shall pay 50% of the fees and expenses of retaining the Independent Advisor and the Limited Partner (or spouse or former spouse) the other 50%. With respect to any valuation relating to Section 5.02(c), the Partnership shall pay 100% of the cost of retaining the Independent Advisor.

Section 11.10 Substituted Limited Partners

(a) Unless a Transferee becomes a Substituted Limited Partner in accordance with Section 11.10(b), such Transferee shall not be entitled to any of the rights granted to a Limited Partner hereunder.

(b) Except with respect to allocations of forfeited Units (Capital) interests pursuant to Section 11.09(c), a Transferee of all or part of a Units (Capital) interest or a Units (Profits Interest) interest in accordance with Section 12.01 shall become a Substituted Limited Partner entitled to all the rights of a Units (Capital) Limited Partner or Units (Profits Interest) Limited Partner (relating to the Transferred portion of the Partnership Interest), respectively, if, and only if, (i) the Transferring Limited Partner requests the Transferee be granted such right and (ii) the Transferee executes and delivers such instruments (including Exhibit G) in form and substance satisfactory to the Board of Directors, as the Board of Directors may deem necessary or desirable to effect such substitution. The Partnership shall be entitled to treat the record owner of any Partnership Interest as the absolute owner thereof in all respects and shall incur no liability for distributions of cash or other property made to such owner until such time as a Transfer of such interest that complies with the terms of this Agreement has been effected. For the sake of clarity, in the event a Units (Capital) Limited Partner makes a Transfer of any of its Units (Capital) interests, this Section 11.10 will apply to the admission of the Transferee as a Substitute Limited Partner and Section 13.01 shall not apply.

Section 11.11 Transfer of Rights

Subject to Section 11.12, in connection with the Transfer of Units (Capital), the rights of the Riverstone Group under this Article XI with respect to such Units may be assigned or Transferred in whole or in part by the Riverstone Group without any consent or other action on the part of any other party hereto.

Section 11.12 Transfer

Notwithstanding the foregoing, without the prior consent of the Board of Directors, no Partner shall Transfer all or any part of its Units in such a manner that, after the Transfer, the Partnership would become taxable as a corporation for U.S. federal income tax purposes or if the Transfer, when added to other Transfers during the preceding twelve months, would result in a termination of the Partnership within the meaning of Section 708 of the Code.

Section 11.13 Taxable Non-Cash Transactions

Notwithstanding Section 7.02, Section 11.01, Section 11.02, or Section 11.05, the Partnership shall not make any distribution other than in cash or Marketable Securities that are not Restricted Securities, and neither the Partnership nor any Partner shall make or permit any Approved Sale, Reorganization, Recapitalization or Tag Sale not made solely for cash consideration or Marketable Securities that are not Restricted Securities (each, a “Taxable Non-Cash Transaction”), in each case, if the Assumed Non-Cash Transaction Tax Liability of any Partner arising as a result of such Taxable Non-Cash Transaction would exceed the amount of cash or Marketable Securities that are not Restricted Securities distributable or payable to such Partner in connection with such Taxable Non-Cash Transaction (such Partner, an “Affected Partner”), unless such Taxable Non-Cash Transaction is approved by either (i) all of the Affected Partners or (ii) the Units (Capital) Majority and the Units (Profits Interest) Majority.

ARTICLE XII

LIMITATIONS ON TRANSFERS

Section 12.01 Restrictions on Transfer

(a) Except as otherwise contemplated by this Section 12.01, Section 11.01, Section 11.02 and Section 11.05 of this Agreement and except for the Transfer of Units (Capital) by any member of Riverstone Group which may be made without the approval of the Board of Directors or any other Partner, the Units shall not be Transferred or otherwise conveyed, assigned or hypothecated before satisfaction of (a) the conditions specified in this Section 12.01, (b) if applicable, the provisions of Article XI hereof and (c) consent of the Board of Directors in its sole discretion. Any purported Transfer in violation of this Article XII and/or, if applicable, the provisions of Article XI hereof shall be void ab initio and of no force or effect. Other than Transfers pursuant to Article XI hereof, each Partner will cause any proposed Transferee of any Unit to agree in writing, in an instrument in form and substance reasonably satisfactory to the Partnership, to take and hold such securities subject to the provisions and upon conditions specified in this Agreement. No Person shall make or suffer any Transfer of its, his or her Units if such Transfer would (a) cause the Partnership or any Partner to become subject to regulation under either the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or (b) violate the registration provisions of the Securities Act or the registration or qualification provisions of any applicable securities law. Notwithstanding anything else to the contrary herein, Riverstone may effect Transfers at any time without consent of the Board of Directors or any other Partner.

(b) Any Limited Partner who is an individual may Transfer by way of gift all or any of its Units to a spouse, lineal ancestor, lineal descendant, legally adopted child, brother or sister of such Partner, or lineal descendant or legally adopted child of a brother or sister of such Partner (a “Family Member”) or to a trust or other entity whose sole and exclusive beneficiaries are such Partner and/or Family Members of such Partner, but only to the extent (i) such Transferee executes and delivers to the Partnership an Adoption Agreement in the form of Exhibit G hereof, and (ii) the Board of Directors consents to such Transfer, which consent shall not be unreasonably withheld.

(c) The Units (Profits Interest) Limited Partners may Transfer Units (Profits Interest) to other Employees (including those who are already Units (Profits Interest) Limited Partners) without approval of the Board or the restrictions in this Agreement, provided that the Transferring Units (Profits Interest) Limited Partner provides the Board with ten (10) days prior written notice of the proposed Transfer and the Board has not provided written objection to such Transfer within such period. Any such Person to whom a Transfer is made shall be obligated to enter into this Agreement if such Person was not a Units (Profits Interest) Limited Partner prior to the Transfer. The Board of Directors will reasonably cooperate with the Transferring Units (Profits Interest) Limited Partner in effecting the Transfer. The Partnership Representative shall make such adjustments to the Capital Account maintenance and allocation provisions in Section 5.06 and Article VI as it reasonably determines necessary to account for such Transfer.

Section 12.02 Restrictive Legends

(a) Securities Act Legend. Each Unit held by a Partner, and each Unit issued to any subsequent Transferee of such Unit, if certificated, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

(b) Other Legends. Each Unit issued to each Partner or to a subsequent Transferee, if certificated, shall include a legend in substantially the following form:

THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PATTERN ENERGY GROUP HOLDINGS 2 LP DATED EFFECTIVE AS OF NOVEMBER 3, 2019. A COPY OF WHICH MAY BE OBTAINED FROM PATTERN ENERGY GROUP HOLDINGS 2 LP AT ITS PRINCIPAL EXECUTIVE OFFICES.

Section 12.03 Spouses

(a) As a condition to becoming or remaining a Limited Partner, each Limited Partner that is an individual and is or becomes married, shall cause his spouse to execute an agreement in the form of Exhibit F hereof. If an existing Limited Partner fails to have his or her spouse execute such agreement, the Limited Partner shall thereafter lose all their rights hereunder except for the rights of a mere assignee under the Act and the Board of Directors shall thereafter have all voting rights with respect to his or her interest.

(b) Any Units held by an individual who has failed to cause his or her spouse to execute an agreement in the Form of Exhibit F and any Units held by a person who is an assignee shall be subject to the option of the Partnership or the Riverstone Group or any of their respective Affiliates to acquire all of such Units for the Fair Market Value of the Units (Capital) and the then vested Units (Profits Interest).

(c) In the event of a property settlement or separation agreement between a Limited Partner and his or her spouse, such Limited Partner shall use his or her best efforts to assign to his or her spouse only the right to share in profits and losses, to receive distributions, and to receive allocations of income, gain, loss, deduction or credit or similar item to which the Limited Partner was entitled, to the extent assigned.

(d) If a spouse or former spouse of a Limited Partner acquires a Unit in the Partnership without prior Board Approval, such spouse or former spouse hereby grants, as evidenced by Exhibit F, an irrevocable power of attorney (which shall be coupled with an interest) to the original Limited Partner who held such Units, as the case may be, to vote or to give or withhold such approval as such original Limited Partner shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by any such spouse or former spouse. Such power of attorney shall not be affected by the subsequent disability or incapacity of the spouse or former spouse granting such power of attorney. Furthermore, such spouse or former spouse agrees that the Partnership or the Riverstone Group or any of their respective Affiliates shall have the option at any time to purchase all of such Units for the Fair Market Value of the Units (Capital) and the then vested Units (Profits Interest).

Section 12.04 Termination of Certain Restrictions

Notwithstanding the foregoing provisions of this Article XII, the legend requirements of Section 12.02(a) of this Agreement shall terminate as to any Unit (a) when and so long as such Unit shall have been effectively registered under the Securities Act and disposed of pursuant thereto or disposed of pursuant to the provisions of Rule 144 thereof or (b) when the Partnership shall have received an opinion of counsel (or such other evidence) reasonably satisfactory to it that such Unit may be Transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Section 12.02(a) of this Agreement shall terminate as to any Unit, the holder thereof shall be entitled to receive from the Partnership, at the Partnership’s expense, a new Unit not bearing the restrictive legend set forth in Section 12.02(a) of this Agreement.

ARTICLE XIII

ISSUANCE OF ADDITIONAL UNITS

Section 13.01 Issuance of Additional Units

Subject to the provisions of Section 9.05, Section 9.06, Section 9.07, and Section 15.05 of this Agreement, the Board of Directors is hereby authorized to cause the Partnership from time to time to issue to any Person or Persons additional Units in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, all as shall be determined by the Board of Directors in its sole and absolute discretion and without the approval of any of the Partners, including, but not limited to, (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Units, (b) the right of each such class or series of Units to share in Partnership distributions, (c) the rights of each such class or series of Units upon dissolution and liquidation of the Partnership, (d) the price at and the terms and conditions on which such class or series of Units may be redeemed by the Partnership, if such Units are redeemable by the Partnership, (e) the rate at and the terms and conditions on which such class or series of Units may be converted into any other class or series of Units, if any class or series of Units are issued with the privilege of conversion, and (f) the right of such class or series of Units to vote on matters relating to the relative rights and preferences of such class or other matters. Upon the issuance of any class or series of Units, the Board of Directors, without the consent at the time of any Partner, may amend any provision of this Agreement and may add any new provision to this Agreement (subject to Section 15.05, which sets forth certain amendments to this Agreement which require the approval of the holders of a specified percentage of Units (Profits Interest)), and execute, swear to, acknowledge, deliver, file and record an amended Certificate of Limited Partnership and whatever other documents may be required in connection therewith, as shall be necessary or desirable to reflect the issuance of such class or series of Units and the relative rights and preferences of such class or series of Units as to the matters set forth in the preceding sentence. The Board of Directors is authorized and directed to do all things it deems to be necessary or advisable in connection with any such future issuance to reflect the issuance of the Units and the admission of any Partner acquiring the Units, including, without limitation, compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any securities exchange on which the Units or other such security is listed for trading.

Section 13.02 Preemptive Rights

(a) General. Each Units (Capital) Limited Partner shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Partnership may, from time to time, propose to issue and sell after the date hereof and prior to the date of a Qualified Public Offering, other than the Equity Securities excluded by Section 13.02(d) of this Agreement and Equity Securities issued in connection with each Units (Capital) Limited Partner’s respective Commitment Amounts set forth on Exhibit B. Each Units (Capital) Limited Partner’s pro rata share is equal to its Unit (Capital) Sharing Percentage. The term “Equity Securities” shall mean (i) any Unit, (ii) any security convertible, with or without consideration, into any Unit (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Unit or (iv) any such warrant or right.

(b) Exercise of Rights. If the Partnership proposes to issue any Equity Securities (other than Equity Securities excluded by Section 13.02(d) of this Agreement), the Partnership shall give each Units (Capital) Limited Partner written notice of its intention, describing the Equity Securities, the price and terms and conditions upon which such Equity Securities are to be issued and/or sold. Each Units (Capital) Limited Partner shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Partnership and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Partnership shall not be required to offer or sell such Equity Securities to any Units (Capital) Limited Partner who would cause the Partnership to be in violation of applicable federal securities laws by virtue of such offer or sale.

(c) Transfer of Preemptive Rights. The preemptive rights of each Units (Capital) Limited Partner under this Section 13.02 may not be Transferred, except that such rights are assignable by Riverstone to any member of the Riverstone Group.

(d) Excluded Securities. The preemptive rights established by this Section 13.02 shall have no application to any of the following Equity Securities:

(i) Units (Profits Interest);

(ii) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

(iii) any Equity Securities issued in connection with any split, dividend or recapitalization by the Partnership;

(iv) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution; and

(v) any Equity Securities that are issued by the Partnership pursuant to a registration statement filed under the Securities Act.

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

Section 14.01 Dissolution

The Partnership shall be dissolved upon the determination of the Board of Directors in accordance with the terms of this Agreement.

Section 14.02 Effect of Dissolution

Upon dissolution, the Partnership shall cease carrying on its business but shall not terminate until the winding up of the affairs of the Partnership is completed, the assets of the Partnership shall have been distributed as provided below and a certificate of cancellation of the Partnership under the Act has been filed with the Secretary of State of the State of Delaware.

Section 14.03 Liquidation Upon Dissolution

Upon the dissolution of the Partnership, sole and plenary authority to effectuate the liquidation of the assets of the Partnership shall be vested in the Board of Directors, who shall have full power and authority to sell, assign and encumber any and all of the Partnership’s assets and to wind up and liquidate the affairs of the Partnership in an orderly and business-like manner. The proceeds of liquidation of the assets of the Partnership distributable upon a dissolution and winding up of the Partnership shall be applied in the following order of priority:

(a) first, to the creditors of the Partnership, including creditors who are Partners, in the order of priority provided by law, in satisfaction of all liabilities and obligations of the Partnership (of any nature whatsoever, including, without limitation, fixed or contingent, matured or unmatured, legal or equitable, secured or unsecured), whether by payment or the making of reasonable provision for payment thereof; and

(b) thereafter, to the Partners in accordance with Article VII of this Agreement. If the foregoing distributions to the Partners do not equal the Partners’ respective positive Capital Account balances as determined after giving effect to the foregoing adjustments and to all adjustments attributable to allocations of Profits and Losses (or any items thereof) during the taxable year in question and all adjustments attributable to contributions and distributions of money and property effected prior to such distribution, then the allocations of Profits and Losses (or any items thereof) provided for in this Agreement shall be adjusted, including by the filing of amended tax returns to the extent necessary and possible, to the least extent necessary to produce a Capital Account balance for each Partner which corresponds to the amount of the distribution to such Partner.

Section 14.04 Negative Capital Accounts

No Partner shall be liable to the Partnership or to any other Partner for any negative balance outstanding in each such Partner’s Capital Account, whether such negative Capital Account results from the allocation of losses or other items of deduction and loss to such Partner or from distributions to such Partner, and such Partner shall not have any obligation to make any contribution to the capital of the Partnership with respect to such deficit and such deficit shall not be considered a debt owed to the Partnership or, except as required by the Act, to any other Person for any purpose whatsoever.

Section 14.05 Winding Up and Certificate of Cancellation

The winding up of the Partnership shall be completed when all of its debts, liabilities, and obligations have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Partnership have been distributed to the Partners. Upon the completion of the winding up of the Partnership, a certificate of cancellation of the Partnership shall be filed with the Secretary of State of the State of Delaware.

ARTICLE XV

MISCELLANEOUS PROVISIONS

Section 15.01 Notices

All notices provided for or permitted to be given pursuant to this Agreement must be in writing and shall be given or served by (a) depositing the same in the United States mail addressed to the party to be notified, postpaid and certified with return receipt requested, (b) depositing the same with a national overnight delivery service company which tracks deliveries, addressed to the party to be notified, with all charges paid and proof of receipt requested, (c) by delivering such notice in person to such party, or (d) by facsimile. All notices are to be sent to or made at the addresses set forth in Exhibit B or Exhibit D attached hereto, as applicable. All notices given in accordance with this Agreement shall be effective upon delivery at the address of the addressee. Each Partner shall have the right from time to time to change his, her or its address by written notice to the other Partner(s).

Section 15.02 Governing Law

This Agreement and the obligations of the Partners hereunder shall be construed and enforced in accordance with the laws of the State of Delaware, excluding any conflicts of law rule or principle which might refer such construction to the laws of another state or country.

Section 15.03 Arbitration

The parties acknowledge that the expeditious and equitable settlement of disputes arising under this Agreement is to their mutual advantage. To that end, the parties agree to use their best efforts to resolve all differences of opinion and to settle all disputes through joint cooperation and consultation. Any dispute, alleged breach, interpretation, challenge or disagreement whatsoever between or among any of the parties hereto with respect to the interpretation of, or relating to any alleged breach of, this Agreement (or any other agreement contemplated hereby) that the parties are unable to settle within sixty (60) days, as set forth in the preceding sentence, shall be resolved by final and binding arbitration before a single arbitrator selected and serving under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in New York, New York unless another location is mutually agreed upon by the parties to such arbitration. Such arbitration shall be the exclusive remedy hereunder; provided that nothing contained in this Section 15.03 shall limit any party’s right to bring (i) post arbitration actions seeking to enforce an arbitration award or (ii) actions seeking injunctive or other similar relief in the event of a breach or threatened breach of any of the provisions of this Agreement (or any other agreement contemplated hereby). The decision of the arbitrator may, but need not, be entered as judgment in accordance with the provisions of the laws of Delaware. If this Section 15.03 is for any reason held to be invalid or otherwise inapplicable to any dispute, the parties hereto agree that any action or proceeding brought with respect to any dispute arising under this Agreement, or to interpret or clarify any rights or obligations arising hereunder, shall be maintained solely and exclusively in the United States Federal Courts, venued in New York, New York. With respect to any action or proceeding that a successful party to the arbitration may wish to bring to enforce any arbitral award or to seek injunctive or other similar relief in the event of the breach or threatened breach of this Agreement (or any other agreement contemplated hereby), each party irrevocably and unconditionally (and without limitation): (i) submits to and accepts, for itself and in respect of its assets, generally and unconditionally the nonexclusive jurisdiction of the courts of the United States and the State of New York, (ii) waives any objection it may have now or in the future that such action or proceeding has been brought in an inconvenient forum, (iii) agrees that in any such action or proceeding it will not raise, rely on or claim any immunity (including, without limitation, from suit, judgment, attachment before judgment or otherwise, execution or other enforcement), (iv) waives any right of immunity which it has or its assets may have at any time, and (v) consents generally to the giving of any relief or the issue of any process in connection with any such action or proceeding including, without limitation, the making, enforcement or execution of any order or judgment against any of its property. The party whom the arbitrator determines is the prevailing party in such arbitration shall receive, in addition to any other award pursuant to such arbitration or associated judgment, reimbursement from the other party of all reasonable legal fees.

Section 15.04 Waiver of Jury Trial

EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

Section 15.05 Entire Agreement; Amendments

(a) This Agreement and its exhibits constitute the entire agreement among the Partners relative to the formation of the Partnership and supersedes all prior contracts or agreements with respect to the Partnership, whether oral or written. Except as set forth below, no amendment of this Agreement will be valid or binding upon the Partners, nor will any waiver of any term of this Agreement be effective, unless in writing and signed by (i) a Units (Capital) Majority and (ii) the Board of Directors; provided that no amendment or waiver of this Agreement shall be effected that disproportionately and adversely affects the holders of Units (Profits Interest), in their capacities as such, without the consent of the Units (Profits Interest) Majority.

(b) Notwithstanding the foregoing, no amendment of this Agreement may be made without the consent of 100% of the outstanding Units (Profits Interest) if such amendment would:

(i) impose upon any Units (Profits Interest) Limited Partner the obligation to make contributions to the capital of the Partnership other than in their capacity as a Units (Capital) Limited Partner;

(ii) result in any Units (Profits Interest) Limited Partner being or having the liability of, a general partner, convert any Units (Profits Interest) Limited Partner’s interest in the Partnership into a general partnership interest, or modify the limited liability of any Units (Profits Interest) Limited Partner in any manner adverse to such Units (Profits Interest) Limited Partner; or

(iii) amend any provisions provided in the foregoing clauses (i) and (ii).

(c) Notwithstanding the foregoing, no amendment of this Agreement may be made without the consent of 80% of the outstanding Units (Profits Interest) (which consent, for the avoidance of doubt, shall not require a formal vote of all Units (Profits Interest) Limited Partners but shall be effective upon provision of a consent signed by such Units (Profits Interest) Limited Partners representing at least 80% of the outstanding Units (Profits Interest)) if such amendment would:

(i) provide for any Units (Profits Interest) Limited Partner to receive any distribution other than pari passu with all other Units (Profits Interest) Limited Partners, based on their respective Unit (Profits Interest) Sharing Percentages (as adjusted to take into account any Threshold Amount applicable to any tranche of Units (Profits Interest)), or decrease any Units (Profits Interest) Limited Partner’s Unit (Profits Interest) Sharing Percentage in any manner which would not decrease all Units (Profits Interest) Limited Partners’ respective Unit (Profits Interest) Sharing Percentages on a proportionate basis;

(ii) decrease any Units (Profits Interest) Limited Partner’s rights to receive distributions in an amount equal to such Units (Profits Interest) Limited Partner’s Assumed Tax Liability or amend Section 11.13 of this Agreement;

(iii) decrease any Units (Profits Interest) Limited Partner’s voting rights hereunder;

(iv) increase the number of authorized Units (Profits Interest); or

(v) amend any provisions provided in the foregoing clauses (i), (ii), (iii) and (iv). Clauses (i)-(iv) shall not prevent the Partnership from enforcing a redemption or forfeiture of Units (Profits Interest) contemplated by Section 11.08, and such redemption and forfeiture shall not be deemed to be a reduction in rights to receive distributions, decrease in voting rights, or increase in authorized Units (Profits Interest).

(d) Notwithstanding the foregoing, the Board of Directors shall be authorized to amend this Agreement, without the approval of any Partner, pursuant to Article XIII and with respect to any of the following matters:

(i) entering into agreements with Persons that are Transferees or new Partners pursuant to the terms of this Agreement, providing that such Transferees or new Partners will be bound by this Agreement and will become Partners of the Partnership and in accordance with Article XII of this Agreement;

(ii) amending this Agreement (A) to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Securities and Exchange Commission, the Internal Revenue Service or any other U.S. federal or state or non-U.S. governmental agency, or in any U.S. federal or state or non-U.S. statute, compliance with which the Board of Directors deems to be in the best interest of the Partnership, or (B) to change the name of the Partnership;

(iii) amending this Agreement to cure any ambiguity or correct or supplement any provision hereof that may be incomplete or inconsistent with any other provision hereof, so long as such amendment under this Section 15.05(d)(iii) does not adversely affect the interests of the Partners; and

(iv) amending this Agreement upon publication of final regulations in the Federal Register (or other official pronouncement), to provide for (A) the election of a safe harbor under U.S. Treasury Regulations Section 1.83-3(1) (or any similar provision) under which the fair market value of a partnership (or membership) interest that is Transferred in connection with the performance of services is treated as being equal to the liquidation value of that interest, (B) an agreement by the Partnership and all of its Partners to comply with all the requirements set forth in such regulations and Revenue Procedure 2005-43 (and any other guidance provided by the Internal Revenue Service with respect to such election) with respect to all partnership (or membership) interests Transferred in connection with the performance of services while the election remains effective, and (C) any other related amendments.

Section 15.06 Confidentiality

Each Partner agrees that all non-public information received from or otherwise relating to, the Partnership, the Riverstone Group, or any third party who has entrusted the Partnership with confidential information with the expectation that such information will be kept confidential, is confidential and will not be (i) disclosed or otherwise released to any other Person (other than another party hereto for a valid business purpose) or (ii) used for anything other than as necessary and appropriate in carrying out the business of the Partnership. The obligations of the parties hereunder do not preclude the Riverstone Group from disclosing information to its direct and indirect beneficial owners or representatives or as it may reasonably deem to be appropriate in connection with fundraising efforts. The restrictions set forth herein do not apply to any disclosures required by applicable law or securities exchange rule or regulation, so long as (x) the Person subject to such disclosure obligations provides prior written notice (to the extent reasonably practicable) to the Partnership stating the basis upon which the disclosure is asserted to be required, and (y) upon the Partnership’s request, the Person subject to such disclosure obligations takes all reasonable steps to oppose or mitigate any such disclosure.

Section 15.07 Non-Disparagement

Each Partner agrees that, in communications with Persons other than the Partners and the Partnership (and their respective Affiliates, employees, members and partners or employees of Affiliates of Partners or the Partnership), he or she shall not disparage in any material way, the Partnership, and each other Partner (and their Affiliates, members and partners). Under no circumstances shall any Partner, in communications with Persons other than the Partners and the Partnership (and their respective Affiliates, employees, members and partners or employees of Affiliates of Partners or the Partnership), criticize or disparage any business practice, policy, statement, valuation or report that is made, conducted or published by the Partnership or any other

Partner (and their Affiliates, members and partners) in any material way. Notwithstanding the foregoing, this Section 15.07 shall not be construed to prohibit or restrain any criticism or other statements made, directly or indirectly, (i) exclusively between or among any of the Partners, the Partnership, their Affiliates, members, partners, or their respective employees or attorneys, to the extent such communications or statements are made in the ordinary course of business (ii) in connection with litigation, (iii) required under law or (iv) exclusively between a Partner and a member of such Partner’s Immediate Family. The obligations of each Partner under this Section 15.07 shall continue after the date such Person ceases to be a Partner, but thereafter such Person shall not have the right to enforce the provisions of this Agreement.

Section 15.08 Waiver

No consent or waiver, express or implied, by any Partner of any breach or default by any other Partner in the performance by the other Partner of his, her or its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Partner of the same or any other obligation hereunder. Failure on the part of any Partner to complain of any act or to declare any other Partner in default, regardless of how long such failure continues, shall not constitute a waiver of rights hereunder.

Section 15.09 Severability

If any provision of this Agreement or the application thereof to any Person or circumstances shall be invalid or unenforceable to any extent, and such invalidity or unenforceability does not destroy the basis of the bargain between the parties, then the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 15.10 Ownership of Property and Right of Partition

A Unit in the Partnership shall be personal property for all purposes. No Partner shall have any right to partition the property owned by the Partnership.

Section 15.11 Successors and Assigns

Except as otherwise specifically provided herein, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors and permitted assigns.

Section 15.12 Further Assurances

In connection with this Agreement and the transactions contemplated hereby, each Partner shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

Section 15.13 Parties in Interest; Third Party Beneficiaries

This Agreement shall be binding solely upon, be enforceable solely by, and inure solely to the benefit of, each Partner and his, her or its successors, assigns, and Transferees, and except as provided in Article X nothing in this Agreement (express or implied) is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 15.14 Counterparts

This Agreement may be executed in any number of counterparts (including a facsimile thereof) with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

BOARD OF DIRECTORS OF
PATTERN ENERGY GROUP
HOLDINGS 2 LP

/S/ Christopher Hunt
Christopher Hunt

/S/ Alfredo Marti
Alfredo Marti

/S/ Robin Duggan
Robin Duggan

/S/ Michael M. Garland
Michael M. Garland

/S/ Hunter Armistead
Hunter Armistead

SIGNATURE PAGE

TO THIRD AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF PATTERN ENERGY GROUP HOLDINGS 2 LP

CLASS A MAJORITY

RIVERSTONE PATTERN ENERGY II HOLDINGS, L.P.

By:	Riverstone Pattern Energy II Holdings GP, LLC, its general partner

	By:	/S/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Authorized Person

SIGNATURE PAGE

TO THIRD AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF PATTERN ENERGY GROUP HOLDINGS 2 LP

Exhibit 10.2

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (“Agreement”) is made and entered into as of November 3, 2019 (the “Effective Date”), by and between Pattern Energy Group Inc., a Delaware corporation (hereafter the “Company”), and Michael M. Garland (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, dated as of October 2, 2013 (the “Prior Agreement”);

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. During the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve, as Chief Executive Officer of the Company.

2. Duties and Responsibilities of Executive.

(a)

During the Employment Period, Executive shall devote substantially all of Executive’s business time and attention to the business of the Company or its Affiliates, as applicable, will act in the best interests of the Company and will perform with due care Executive’s duties and responsibilities. Executive’s duties will include those normally incidental to the position of Chief Executive Officer as well as such additional duties of an executive and managerial nature, consistent with his position as may be assigned to him by the Board of Directors of the Company (the “Board”), which such duties may include, without limitation, providing executive management services for Pattern Energy Group LP (“PEG LP”) and Pattern Energy Group 2 LP (“PEG 2 LP”) pursuant to the Amended and Restated Multilateral Management Services Agreement by and between the Company, PEG LP and PEG 2 LP dated as of June 16, 2017, and providing services to any of the Company’s Affiliates. Executive agrees to cooperate fully with the Board and not to engage in any activity that materially interferes with the performance of Executive’s duties hereunder. During the Employment Period, Executive will not hold any type of outside employment, engage in any type of consulting or otherwise render services to or for any other person or business concern without the advance written consent of the Board; provided that Executive may manage personal investments and engage in charitable and civic activities, as well as the activities set forth on Schedule 1 hereto, so long as such activities do not materially interfere with Executive’s obligations to the Company or any of its Affiliates, as applicable.

(b)

Executive represents and covenants that, in the course of his employment herein, he shall not use or disclose any confidential or protected information belonging to any of Executive’s previous employers unless specifically allowed to do so under a written agreement, except as provided in Section 9. The Company represents and covenants that, in the course of performing his duties hereunder, Executive shall not be required to disclose any confidential or protected information belonging to any of Executive’s previous employers.

3. Compensation. Any salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes, deductions and withholdings.

(a)

During the Employment Period, the Company shall pay to Executive a base annualized salary of $466,586 (the “Base Salary”) in consideration for Executive’s services under this Agreement, payable on a not less than monthly basis. The Base Salary shall be subject to modification from time to time as determined by the Company in its discretion.

(b)

Executive shall be eligible for a (i) cash incentive award (the “Cash Bonus”) and (ii) long-term equity incentive award with respect to each year that he is employed by the Company (clauses (i) and (ii) collectively, the “Incentive Compensation Award”). The Incentive Compensation Award shall be discretionary and determined under the executive compensation program approved by the Board’s Nominating, Governance and Compensation Committee. The Cash Bonus, if any, will be paid as soon as administratively feasible after the Board approves compensation payments, but for cash payments in no event later than March 15 of the year following the year upon which the payment of the bonus is based. For the avoidance of doubt, special, one-time or off-cycle awards do not qualify as part of Executive’s Incentive Compensation Award.

4. Term of Employment. The initial term of this Agreement shall be for the period beginning on the Effective Date and ending at midnight Eastern Time on the third anniversary of the Effective Date (the “Initial Term”). On the third anniversary of the Effective Date and on each subsequent anniversary of the Effective Date, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Renewal Term”) unless written notice of non-renewal is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term. Notwithstanding the foregoing, upon the occurrence of a Change in Control, this Agreement shall automatically renew and the term of this Agreement shall be for the period beginning on the date of the Change in Control and ending at midnight Eastern Time on the second anniversary of the date of such Change in Control (the “Change in Control Term”), and on the second anniversary of the date of the Change in Control and on each subsequent anniversary thereof, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Change in Control Renewal Term”) unless written notice of non-renewal

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is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Change in Control Term or Change in Control Renewal Term. Notwithstanding any other provision of this Agreement, the Executive’s employment pursuant to this Agreement may be terminated at any time in accordance with Section 6. The period from the Effective Date through the expiration of this Agreement or, if sooner, the termination of Executive’s employment pursuant to this Agreement, regardless of the time or reason for such termination, shall be referred to herein as the “Employment Period.”

5. Benefits. Subject to the terms and conditions of this Agreement, Executive shall be entitled to the following benefits during the Employment Period:

(a)

Benefits. Executive shall be invited to participate in the same benefit plans and fringe benefit policies in which other similarly situated Company employees are eligible to participate. All such participation shall be subject to applicable eligibility requirements and the terms and conditions of all plans and policies.

(b)

Business Expenses. Executive shall be entitled to reimbursement for business expenses under the same policies that apply to other similarly situated Company employees as determined by the Company from time to time.

6. Termination of Employment.

(a)

Company’s Right to Terminate Executive’s Employment for Cause. The Company shall have the right to terminate Executive’s employment with the Company at any time for “Cause.” For purposes of this Agreement, “Cause” shall mean:

(i)

any material breach of this Agreement by Executive, which such material breach remains uncorrected for thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a) is being or has been violated by Executive;

(ii)

Executive’s being the subject of any final, non-appealable order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; conviction of Executive, or plea of nolo contendere by Executive, to any felony or crime involving moral turpitude; or

(iii)

Executive’s material mismanagement in providing material services to the Company or its Affiliates, which such mismanagement is not cured within thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a)(iii) is being or has been violated.

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No finding of Cause pursuant to Section 6(a)(i) or Section 6(a)(iii) shall occur prior to the Company providing written notice to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated and the Executive’s failure to cure such condition following the cure period so indicated.

(b)

Company’s Right to Terminate for Convenience. Upon thirty (30) days advance written notice, the Company shall have the right to terminate Executive’s employment for convenience. For the avoidance of doubt, the Company’s notice of non-renewal in accordance with Section 4 shall not be treated as a termination of Executive’s employment for convenience under this Section 6(b).

(c)

Executive’s Right to Terminate for Good Reason. Executive shall have the right to terminate his employment with the Company at any time for “Good Reason.” For purposes of this Agreement, “Good Reason” shall mean:

(i)	a material diminution in Executive’s authority, title or position, duties, or responsibilities;

(ii)	a material breach by the Company of its obligations to Executive pursuant to this Agreement or a material breach by the Company of its Bylaws or Certificate of Incorporation;

(iii)

the involuntary relocation of the geographic location of Executive’s principal place of employment by more than 40 miles from the location of Executive’s principal place of employment as of the Effective Date; or

(iv)	a diminution in the Executive’s Base Salary.

Notwithstanding the foregoing provisions of this Section 6(c) or any other provision of this Agreement to the contrary, any assertion of Executive of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) Executive must provide written notice to the Company of the condition described in Sections 6(c)(i), 6(c)(ii), 6(c)(iii) or 6(c)(iv) that gives rise to Executive’s belief that Good Reason for termination exists within sixty (60) days after Executive first becomes aware of the initial existence of the condition; (B) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by the Company; and (C) the date of Executive’s termination of employment must occur within ninety-one (91) days after Executive first becomes aware of the initial existence of the condition specified in such notice.

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(d)

Death or Disability. Upon the death or Disability of Executive, Executive’s employment with Company shall terminate with no further obligation under this Agreement of either party, or their successors in interest; provided that the Company shall pay to the estate of Executive any outstanding amounts due under this Agreement. For purposes of this Agreement, a “Disability” shall exist if Executive is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Company; provided that if the Executive disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Company and the Executive for final determination, and the Executive shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Company, Executive shall submit to a mental or physical examination to be performed by an independent physician selected by the Company to assist the Company in making such determination.

(e)

Executive’s Right to Terminate for Convenience. Executive shall have the right to terminate his employment with the Company for convenience at any time upon thirty (30) days advance written notice to the Company.

(f)	Effect of Termination.

(i)

If Executive’s employment terminates pursuant to Sections 6(b) or 6(c) above, and Executive executes a Release Agreement in a form satisfactory to the Company, which such form will be substantially in the form of Exhibit A (the “Release”), and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Company shall make a payment to Executive equal to the sum of 2.8 times the Executive’s Base Salary and 2.8 times the Executive’s Average Bonus Amount (the “Severance Payment”). For purposes of the foregoing, “Average Bonus Amount” means the average of the most recent two Cash Bonus amounts paid to the Executive. The Severance Payment shall be paid, in a lump sum within twenty (20) days after the Release becomes irrevocable; provided, however, that (i) if the Executive’s termination of employment occurs during the last seventy-three (73) days of any calendar year, the Severance Payment will in all events be paid in the following calendar year, and (ii) if Severance Payment would be subject to additional taxes and interest under Section 409A of the Internal Revenue Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Internal Revenue Code, then such payment shall be paid on the

5

date that is six (6) months after the date of Executive’s termination of employment with the Company (or if such payment date does not fall on a business day of Company, the next following business day of Company), or such earlier date upon which such payment can be paid under Section 409A of the Internal Revenue Code without being subject to such additional taxes and interest. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code. If Executive is eligible for continuation insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and has timely elected such coverage, then the Company shall waive the cost to the Executive of COBRA continuation coverage for the eighteen (18) months following a termination of employment pursuant to Sections 6(b), 6(c), 6(d) (in case of Disability) above; provided that, in order to receive such waiver, Executive must not be eligible to participate in the group health plan of any other employer. For the avoidance of doubt, the Executive will be responsible for any applicable taxes and withholding on the waived COBRA cost.

(ii)

Upon the termination of Executive’s employment for any reason, all earned, unpaid Base Salary, any accrued, unused paid time off, and in the event of a termination pursuant to Section 6(b) or (c) earned but unpaid Cash Bonus, if any, for the immediately preceding year shall be paid to Executive no later than within 72 hours of his last day of employment or such earlier time as may be required by law. With the exception of any payments to which Executive may be entitled, including but not limited to expense reimbursements and indemnification or other payment rights under any ancillary agreement between Company and Executive, and that are payable after the termination of this Agreement, the Company shall have no further obligation under this Agreement to make payments to Executive.

(g)

Termination of Employment. All references in this Agreement to Executive’s termination of employment shall mean and be deemed to occur only if and when a “separation from service” within the meaning of Section 409A and the applicable regulations thereunder has occurred.

7. Change in Control.

(a)

Termination. If, on or within twenty-four (24) months after a Change in Control, Executive’s employment is terminated by Company or its successor without Cause pursuant to Section 6(a) or if the Executive resigns for Good Reason pursuant to Section 6(c), and Executive

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executes the Release and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Executive’s Company equity grants (including without limitation stock options, stock units and stock awards) that are outstanding immediately prior to the Executive’s termination of employment shall vest in full and/or become immediately exercisable or payable, as applicable, on the date of termination of Executive’s employment and, with respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement of such conditions as follows:

(i)

If the Change in Control and such termination each occur prior to the end of the applicable measurement period for such performance-based or market-based conditions, such conditions will be deemed to have been satisfied based on achievement of target performance (which for the avoidance of the doubt means hitting the midpoint of any target ranges, including a 50% ranking among peer total shareholder return and “at par” for any subjective rankings);

(ii)

If the termination occurs following a Change in Control after the end of the applicable measurement period for such performance-based or market-based conditions, the satisfaction of such conditions will be based on the Company’s actual performance relative to such conditions.

(b)

For the purposes of this Agreement, “Change in Control” shall have the meaning for such term in the Amended and Restated Pattern Energy Group Inc. 2013 Equity Incentive Award Plan (or its successor from time to time).

(c)

Section 280 Contingent Cutback. Executive shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any payment received under this Agreement or otherwise, including any excise tax imposed by Section 4999 of the Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement or otherwise or in connection with the Executive’s termination of employment pursuant to Section 7(a) (collectively, the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Payments shall be reduced by an amount necessary to prevent any portion of the Payments from being nondeductible by the Company under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code; provided that, by reason of

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such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no reduction was made. Any such reduction shall be made in accordance with Section 409A of the Internal Revenue Code and the following: (i) cash payments shall be reduced before non-cash payments and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

8. Conflicts of Interest. Executive agrees that he shall promptly disclose to the Board any conflict of interest involving Executive upon Executive becoming aware of such conflict.

9. Protected Rights.

(a)

Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information to the Company, his supervisor(s), the Securities and Exchange Commission (“SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit the Executive from disclosing this Agreement to, or from communicating directly with or providing information to his supervisor(s), the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”). Executive may communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other Governmental Agency without notifying the Company. The Company may not retaliate against Executive for any of these activities.

(b)

Defend Trade Secrets Act. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Company and Executive acknowledge and agree that Executive shall not have criminal or civil liability under any federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive’s attorney and may use the trade secret information

8

in the court proceeding, if Executive (X) files any document containing the trade secret under seal and (Y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or otherwise is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section.

10. Confidentiality. Executive acknowledges and agrees that, in the course of his employment with the Company, he will be provided with, and have access to, valuable Confidential Information of the Company, its Affiliates and of third parties who have supplied such information to the Company or its Affiliates, as applicable. In consideration of Executive’s receipt and access to such Confidential Information and in exchange for other valuable consideration provided hereunder, Executive agrees to comply with this Section 10.

(a)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, except as expressly permitted by this Agreement (including in Section 9) or by directive of the Board, he shall not disclose any Confidential Information to any Person and shall not use any Confidential Information except for the benefit of the Company or any of its Affiliates. He shall take all reasonable precautions to protect the physical security of all documents and other material containing Confidential Information (regardless of the medium on which the Confidential Information is stored). This covenant shall apply to all Confidential Information, whether now known or later to become known to Executive during the Employment Period.

(b)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, that he shall not disparage the Company or any of its Affiliates or any of their respective wind farms, projects, services, directors, officers, shareholders, attorneys or employees, or any person or entity acting by, through, under or in concert with any of them, in any written or oral statement, except as provided in Section 9. Nothing in this Section 10(b) shall prohibit him from testifying truthfully in any court or arbitral proceeding, government investigation, or in response to any lawfully issued subpoena.

(c)

Executive covenants and agrees that for a period of twenty-four (24) months following termination for any reason he will not either directly or indirectly solicit, induce, recruit or encourage any employees of the Company or its Affiliates to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company or its Affiliates for the benefit of the Executive or the benefit of any third party.

9

(d)	Notwithstanding Section 10(a), Executive may make the following disclosures and uses of Confidential Information:

(i)

disclosures to partners, members, executives, officers, managers, directors, attorneys, agents, consultants, or employees of the Company or its Affiliates or their lenders or investors or potential lenders or investors who have a need to know the information in connection with the business of the Company or its Affiliates;

(ii)

disclosures to customers and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with Executive’s performance of his services under this Agreement and is in the best interests of the Company;

(iii)	disclosures and uses that are approved by the Board;

(iv)

disclosures to a Person that has been retained by the Company to provide services to the Company, and who has a need to know the information in connection with the business of the Company or its Affiliates;

(v)	disclosures for the purpose of complying with any applicable laws or regulatory requirements;

(vi)	disclosures for the purpose of complying with judicial or administrative rules or rules of professional conduct that are binding on Executive;

(vii)	disclosures to the SEC and/or its Office of the Whistleblower or any other Government Agency as set forth in Section 9; or

(viii)

disclosures that Executive is legally compelled to make by deposition, interrogatory, request for documents, subpoena, civil investigative demand, order of a court of competent jurisdiction, or similar process, or otherwise by law; provided, however, that, prior to any such disclosure, Executive shall, to the extent legally permissible:

(A)	provide the Board with prompt notice of such requirements so that the Board may seek a protective order or other appropriate remedy or waive compliance with the terms of this Section 10;

(B)	consult with the Board on the advisability of taking steps to resist or narrow such disclosure; and

(C)

cooperate with the Board (at the Company’s reasonable cost and expense) in any attempt it may make to obtain a protective order or other appropriate remedy or assurance that confidential treatment will be afforded the

10

Confidential Information; and in the event such protective order or other remedy is not obtained, Executive agrees (1) to furnish only that portion of the Confidential Information that is legally required to be furnished and (2) to exercise (at the Company’s reasonable cost and expense) all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

(e)

Upon the expiration of the Employment Period and at any other time upon request of the Company, Executive shall surrender and deliver to the Company all documents (including without limitation electronically stored information) and other material of any nature containing or reflecting any Confidential Information in Executive’s possession and shall not retain any such document or other material, except as provided in Section 9. Within ten (10) days of any such request, Executive shall certify to the Company in writing that all such materials have been returned to the Company.

(f)

“Confidential Information” is all non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the Employment Period (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to the Company’s or any of its Affiliates’ businesses or properties, products or services (including, without limitation, all such information relating to corporate opportunities, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) that may exist from time-to-time in the areas of power generation or transmission or any other enterprise in which the Company is engaged, or is planning to be engaged to Executive’s knowledge. Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voicemail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any Confidential Information are and shall be the sole and exclusive property of the Company or its Affiliates and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement.

11

11. Ownership of Intellectual Property.

(a)

Executive hereby acknowledges and agrees that the Company shall exclusively own any and all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and any and all other intellectual and industrial property or similar propriety rights of any sort throughout the world (“Intellectual Property Rights”) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas, discoveries, methods, work products, improvements, developments, and information, in each case, authored, derived, created, contributed to, made or conceived or reduced to practice or otherwise developed, in whole or in part, whether solely or jointly with others, by Executive during the Employment Period which (i) relate, at the time of authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof, to the Company’s or any of its Affiliates’ actual or reasonably anticipated business or research or development, or (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s or its Affiliates’ equipment, supplies, facilities, Intellectual Property Rights, trade secret information or other Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive will promptly disclose any and all Company Intellectual Property to the Company in writing upon the authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof.

(b)

All such Company Intellectual Property shall be deemed to be “works made for hire” under applicable law (including the Copyright Act of 1976, as amended) on behalf of the Company. To the extent any such Company Intellectual Property is not deemed to be “works made for hire”, Executive agrees to assign and does hereby irrevocably assign to the Company all of Executive’s right, title and interest in, to and under such Company Intellectual Property. Executive hereby agrees to perform, during and after the Employment Period, all reasonable acts deemed necessary or desirable by the Company to assist the Company, without additional compensation to Executive but at the Company’s expense, in obtaining, protecting, perfecting and enforcing its rights throughout the world in the Company Intellectual Property. Such acts may include, but are not limited to, execution of documents and reasonable assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications for registration of Intellectual Property Rights, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other Intellectual Property Rights, and (iii) in other legal proceedings related to the Company Intellectual Property. Executive hereby irrevocably appoints the Company as his attorney-in-fact to execute on his behalf any and all assignments or other documents deemed necessary or desirable by the Company in connection with any of the foregoing acts.

12

12. Defense of Claims. Executive agrees that, during the Employment Period and thereafter, upon reasonable request from the Company, Executive will reasonably cooperate with the Company or its Affiliates in the defense of any claims or actions that may be made by or against the Company or its Affiliates that relate to Executive’s actual or prior areas of responsibility, except as provided in Section 9 or if Executive’s reasonable interests are adverse to the Company or its Affiliate(s), as applicable, in such claim or action. The Company agrees to pay or reimburse Executive for all of Executive’s reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with Executive’s obligations under this Section 12, provided that Executive provides reasonable documentation of same no later than thirty (30) days after incurring such expenses. Reimbursement of expenses under this Section 12 shall be made no later than thirty (30) days after Executive submits all supporting documentation. Executive is not permitted to receive a payment or benefit in lieu of or in exchange for reimbursement under this Section 12. The amount of expenses eligible for reimbursement in one year will not affect the amount of expenses eligible for reimbursement in any other year.

13. Arbitration.

(a)

Subject to Section 13(b), any dispute, controversy or claim between Executive and the Company arising out of or relating to this Agreement or Executive’s employment with the Company will be finally settled by arbitration in San Francisco, California, and in accordance with the rules for the resolution of employment disputes then in effect of, the American Arbitration Association (“AAA”). The arbitration award shall be final and binding on both parties.

(b)

Any arbitration conducted under this Section 13 shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the Employment Arbitration Rules of the AAA. The disputing party desiring to initiate arbitration hereunder in connection with any dispute shall provide written notice to the other disputing party, which notice shall set forth the demand for arbitration, and include a statement of the matter underlying the dispute.

(c)

The Arbitrator shall expeditiously (and, if possible, within ninety (90) days after selection) hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as he deems relevant to the dispute before him (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction, or to an attorney-client or other privilege), and (ii) grant injunctive relief and enforce specific performance. If he

13

deems necessary, the Arbitrator may propose to the disputing parties that one or more other experts be retained to assist it in resolving the dispute. The retention of such other experts shall require the unanimous consent of the disputing parties, which shall not be unreasonably withheld. Each disputing party, the Arbitrator, and any proposed expert shall disclose to the other disputing party any business, personal or other relationship or affiliation that may exist between such disputing party (or the Arbitrator) and such proposed expert; and any disputing party may disapprove of such proposed expert on the basis of such relationship or affiliation. The decision of the Arbitrator (which shall be rendered in writing) shall be final, non-appealable and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction; provided that the parties agree that the Arbitrator and any court enforcing the award of the Arbitrator shall not have the right or authority to award punitive or exemplary damages to any disputing party.

(d)

Each side shall share equally the cost of the arbitration and bear its own costs and attorneys’ fees incurred in connection with any arbitration, and the Arbitrator shall not have the power to award fees or expenses to either party notwithstanding any contrary provisions of the Employment Arbitration Rules of the AAA. Notwithstanding the preceding sentence, if the dispute, controversy or claim arises after a Change in Control and if Executive prevails on at least one material claim the Company shall reimburse the Executive for all reasonable costs and attorneys’ fees incurred.

(e)

Notwithstanding Section 13(a), an application for emergency or temporary injunctive relief by either party shall not be subject to arbitration under this Section 13; provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 13.

(f)

BY ENTERING INTO THIS AGREEMENT AND ENTERING INTO THE ARBITRATION PROVISIONS OF THIS SECTION 13, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING ANY RIGHTS TO A JURY TRIAL.

(g)

Nothing in this Section 13 shall prohibit a party to this Agreement from (i) instituting litigation to enforce any arbitration award, or (ii) joining another party to this Agreement in a litigation initiated by a Person which is not a party to this Agreement.

(h)	Except as required by law, neither party nor its representatives may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the other party.

14

14. Withholdings; Right of Offset. The Company may withhold and deduct from any payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling or (b) any deductions consented to in writing by Executive.

15. Title and Headings; Construction. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all exhibits or attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words “herein,” “hereof,” “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof.

16. Applicable Law; Submission to Jurisdiction. This Agreement shall in all respects be governed and construed according to the laws of the State of California. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 13 above and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in San Francisco, California.

17. Entire Agreement and Amendment. This Agreement contains the entire agreement of the parties with respect to the matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof, including the Prior Agreement. For the avoidance of doubt, this Agreement does not supersede any award agreements with respect to equity compensation awards outstanding as of the Effective Date (except as expressly modified by the terms of this Agreement) nor does it supersede the Confidential Information and Invention Assignment Agreement, dated as of October 2013. This Agreement may be amended only by a written instrument executed by both parties hereto.

18. Waiver of Breach. Any waiver of this Agreement must be executed by the party to be bound by such waiver. No waiver by either party hereto of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

19. Assignment. This Agreement is personal to Executive, and neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferred by Executive. The Company may assign this Agreement to any of its Affiliates and to any successor (whether by merger, purchase or otherwise) to all or substantially all of the equity, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

15

20. Affiliates. For purposes of this Agreement, the term “Affiliates” is defined as any person or entity Controlling, Controlled by, under common Control with the Company, or managed by primarily the same executives as those who manage the day to day operations of the Company. The term “Control,” including the correlative term “Controlled By” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any Company or other ownership interest, by contract or otherwise) of a person or entity. For the purposes of the preceding sentence, Control shall be deemed to exist when a person or entity possesses, directly or indirectly, through one or more intermediaries (a) in the case of a corporation more than 50% of the outstanding voting securities thereof; (b) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (c) in the case of any other person or entity, more than 50% of the economic or beneficial interest therein.

21. Notices. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after such notice is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

(1)       If to the Company, addressed to:

  Pattern Energy Group Inc.

  Attn: General Counsel

  1088 Sansome Street

  San Francisco, CA 94111

  Facsimile: (415) 362-7900

(2)       If to Executive, addressed to the most recent address or other applicable contact information contained in the Company’s personnel records.

22. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or e-mail pdf, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

23. Deemed Resignations. Unless otherwise agreed to in writing by the Company and Executive prior to the termination of Executive’s employment, any termination of Executive’s employment shall constitute: (i) an automatic resignation of Executive as an officer of the Company and each Affiliate of the Company, as applicable, (ii) an automatic termination of any powers of attorney granted to Executive by the Company and each Affiliate of the Company, as applicable, and (iii) an automatic resignation of Executive from the Board (if applicable), from the board of directors of any Affiliate of the Company (if applicable), and from the board of directors or any similar governing body of any

16

corporation, limited liability entity or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body Executive serves as the Company’s or such Affiliate’s designee or other representative (if applicable).

24. Compliance with Code Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any reimbursements under this Agreement are subject to Section 409A, any such reimbursements payable to Executive shall be paid to Executive no later than December 31 of the year following the year in which the expense was incurred; provided that Executive submits Executive’s reimbursement request promptly following the date the expense is incurred, the amount of expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year, other than medical expenses referred to in Section 105(b) of the Code, and Executive’s right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Except as otherwise permitted under Section 409A, no payment hereunder shall be accelerated or deferred unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A.

25. Separate Payments. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code.

[Signature page follows]

17

IN WITNESS WHEREOF, Executive and the Company each have caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date.

EXECUTIVE:

/s/ Michael M. Garland
Michael M. Garland

COMPANY:

Pattern Energy Group Inc.

By:	/s/ Michael J. Lyon
Michael J. Lyon
President

[Signature Page to Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) constitutes the release referred to in that certain Employment Agreement (the “Employment Agreement”) dated as of             , 2019, by and between Michael M. Garland (“Executive”) and Pattern Energy Group Inc. (the “Company”).

(a)       For good and valuable consideration, including the Company’s provision of a severance payment to Executive in accordance with Section 6(f)(i) and Section 7(a) of the Employment Agreement, Executive hereby releases, discharges and forever acquits the Company, its Affiliates (as defined in the Employment Agreement) and subsidiaries, the past, present and future stockholders, members, partners, directors, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties” from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Executive’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any state anti-discrimination law; (xii) any state wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters; (xvi) any and all rights, benefits or claims Executive may have under any employment contract, incentive compensation plan or equity plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any equity or other equity compensation agreement between Executive and the Company and (xvii) any claim for compensation or benefits of any kind not expressly set forth in the Employment Agreement or any equity compensation agreement (collectively, the “Released Claims”). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claims for payments under the Employment Agreement, if such payments are payable after the date of this Agreement, (c) any claim of Executive to vested benefits under an employee benefit plan, (d) any rights or health benefits of Executive under the Consolidated Omnibus Budget Reconciliation Act of 1985 or (e) any rights under the Limited Partnership Agreements of Pattern Energy Holdings LP and/or Pattern Energy Group Holdings 2 LP, respectively. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Executive is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph, any and all potential claims of this nature that Executive may have against the

EXHIBIT A

Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Executive is bound by this Agreement. Anyone who succeeds to rights and responsibilities, including but not limited to successors by merger, heirs or the executor of Executive’s estate, is bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which the Executive may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Executive from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission (“EEOC”) or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Executive understands and agrees that Executive is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.

(b)       Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”) without notifying the Company. The Company may not retaliate against Executive for any of these activities, and nothing in this Agreement or otherwise requires Executive to waive any monetary award or other payment that he might become entitled to from the SEC or any other Government Agency.

(c)       Executive agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Executive represents that, except as provided in Section (b), Executive has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Executive has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(d)       By executing and delivering this Agreement, Executive acknowledges that:

(i)	He has carefully read this Agreement;

(ii)

He has had at least [twenty-one (21)] [forty-five (45)] days to consider this Agreement before the execution and delivery hereof to the Company [Add if 45 days applies: , and he acknowledges that attached to this Agreement are (1) a list of the positions and ages of those employees selected for termination (or participation in the exit incentive or other employment termination program);

EXHIBIT A

(2) a list of the ages of those employees not selected for termination (or participation in such program); and (3) information about the unit affected by the employment termination program of which his termination was a part, including any eligibility factors for such program and any time limits applicable to such program];

(iii)	He has been and hereby is advised in writing that he may, at his option, discuss this Agreement with an attorney of his choice and that he has had adequate opportunity to do so;

(iv)

He fully understands the final and binding effect of this Agreement; the only promises made to him to sign this Agreement are those stated in the Employment Agreement and herein; and he is signing this Agreement voluntarily and of his own free will, and that he understands and agrees to each of the terms of this Agreement; and

(v)

With the exception of any sums that he may be owed pursuant to the Employment Agreement that are not payable until after the date that he has executed this Agreement, Executive has been paid all wages and other compensation to which he is entitled from all Company Parties and received all leaves (paid and unpaid) to which he was entitled during the Employment Period (as defined in the Employment Agreement).

(e)       Executive acknowledges and agrees that he is aware of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

With full awareness and understanding of the above provisions, Executive hereby waives any and all right he may have under Section 1542, as well as under any other statutes or common law principles of similar effect. Executive intends to, and hereby does, release the Released Parties from claims which he does not presently know or suspect to exist.

(f)       Notwithstanding the initial effectiveness of this Agreement, Executive may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Executive delivers this Agreement to the Company (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Executive and must be delivered to the Chairman of the Board of Directors of Pattern Energy Group Inc. before 11:59 p.m., Eastern Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void ab initio. No consideration shall be paid if this Agreement is revoked by Executive in the foregoing manner.

EXHIBIT A

Executed on this              day of                                 .

Michael M. Garland

Pattern Energy Group Inc.

By:
Name:
Title:

EXHIBIT A

SCHEDULE 1

Member of the Board of Directors of SteelRiver Infrastructure Fund North America GP

Member of the Board of Trustees of the University of California, Berkeley Foundation

Exhibit 10.3

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (“Agreement”) is made and entered into as of November 3, 2019 (the “Effective Date”), by and between Pattern Energy Group Inc., a Delaware corporation (hereafter the “Company”), and Michael J. Lyon (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, dated as of October 2, 2013 (the “Prior Agreement”);

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. During the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve, as President of the Company.

2. Duties and Responsibilities of Executive.

(a)

During the Employment Period, Executive shall devote substantially all of Executive’s business time and attention to the business of the Company or its Affiliates, as applicable, will act in the best interests of the Company and will perform with due care Executive’s duties and responsibilities. Executive’s duties will include those normally incidental to the position of President as well as such additional duties of an executive and managerial nature, consistent with his position as may be assigned to him by the Board of Directors of the Company (the “Board”), which such duties may include, without limitation, providing executive management services for Pattern Energy Group LP (“PEG LP”) and Pattern Energy Group 2 LP (“PEG 2 LP”) pursuant to the Amended and Restated Multilateral Management Services Agreement by and between the Company, PEG LP and PEG 2 LP dated as of June 16, 2017, and providing services to any of the Company’s Affiliates. Executive agrees to cooperate fully with the Board and not to engage in any activity that materially interferes with the performance of Executive’s duties hereunder. During the Employment Period, Executive will not hold any type of outside employment, engage in any type of consulting or otherwise render services to or for any other person or business concern without the advance written consent of the Board; provided that Executive may manage personal investments and engage in charitable and civic activities, as well as the activities set forth on Schedule 1 hereto, so long as such activities do not materially interfere with Executive’s obligations to the Company or any of its Affiliates, as applicable.

(b)

Executive represents and covenants that, in the course of his employment herein, he shall not use or disclose any confidential or protected information belonging to any of Executive’s previous employers unless specifically allowed to do so under a written agreement, except as provided in Section 9. The Company represents and covenants that, in the course of performing his duties hereunder, Executive shall not be required to disclose any confidential or protected information belonging to any of Executive’s previous employers.

3. Compensation. Any salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes, deductions and withholdings.

(a)

During the Employment Period, the Company shall pay to Executive a base annualized salary of $350,097 (the “Base Salary”) in consideration for Executive’s services under this Agreement, payable on a not less than monthly basis. The Base Salary shall be subject to modification from time to time as determined by the Company in its discretion.

(b)

Executive shall be eligible for a (i) cash incentive award (the “Cash Bonus”) and (ii) long-term equity incentive award with respect to each year that he is employed by the Company (clauses (i) and (ii) collectively, the “Incentive Compensation Award”). The Incentive Compensation Award shall be discretionary and determined under the executive compensation program approved by the Board’s Nominating, Governance and Compensation Committee. The Cash Bonus, if any, will be paid as soon as administratively feasible after the Board approves compensation payments, but for cash payments in no event later than March 15 of the year following the year upon which the payment of the bonus is based. For the avoidance of doubt, special, one-time or off-cycle awards do not qualify as part of Executive’s Incentive Compensation Award.

4. Term of Employment. The initial term of this Agreement shall be for the period beginning on the Effective Date and ending at midnight Eastern Time on the third anniversary of the Effective Date (the “Initial Term”). On the third anniversary of the Effective Date and on each subsequent anniversary of the Effective Date, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Renewal Term”) unless written notice of non-renewal is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term. Notwithstanding the foregoing, upon the occurrence of a Change in Control, this Agreement shall automatically renew and the term of this Agreement shall be for the period beginning on the date of the Change in Control and ending at midnight Eastern Time on the second anniversary of the date of such Change in Control (the “Change in Control Term”), and on the second anniversary of the date of the Change in Control and on each subsequent anniversary thereof, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Change in Control Renewal Term”) unless written notice of non-renewal

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is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Change in Control Term or Change in Control Renewal Term. Notwithstanding any other provision of this Agreement, the Executive’s employment pursuant to this Agreement may be terminated at any time in accordance with Section 6. The period from the Effective Date through the expiration of this Agreement or, if sooner, the termination of Executive’s employment pursuant to this Agreement, regardless of the time or reason for such termination, shall be referred to herein as the “Employment Period.”

5. Benefits. Subject to the terms and conditions of this Agreement, Executive shall be entitled to the following benefits during the Employment Period:

(a)

Benefits. Executive shall be invited to participate in the same benefit plans and fringe benefit policies in which other similarly situated Company employees are eligible to participate. All such participation shall be subject to applicable eligibility requirements and the terms and conditions of all plans and policies.

(b)

Business Expenses. Executive shall be entitled to reimbursement for business expenses under the same policies that apply to other similarly situated Company employees as determined by the Company from time to time.

6. Termination of Employment.

(a)

Company’s Right to Terminate Executive’s Employment for Cause. The Company shall have the right to terminate Executive’s employment with the Company at any time for “Cause.” For purposes of this Agreement, “Cause” shall mean:

(i)

any material breach of this Agreement by Executive, which such material breach remains uncorrected for thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a) is being or has been violated by Executive;

(ii)

Executive’s being the subject of any final, non-appealable order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; conviction of Executive, or plea of nolo contendere by Executive, to any felony or crime involving moral turpitude; or

(iii)

Executive’s material mismanagement in providing material services to the Company or its Affiliates, which such mismanagement is not cured within thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a)(iii) is being or has been violated.

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No finding of Cause pursuant to Section 6(a)(i) or Section 6(a)(iii) shall occur prior to the Company providing written notice to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated and the Executive’s failure to cure such condition following the cure period so indicated.

(b)

Company’s Right to Terminate for Convenience. Upon thirty (30) days advance written notice, the Company shall have the right to terminate Executive’s employment for convenience. For the avoidance of doubt, the Company’s notice of non-renewal in accordance with Section 4 shall not be treated as a termination of Executive’s employment for convenience under this Section 6(b).

(c)

Executive’s Right to Terminate for Good Reason. Executive shall have the right to terminate his employment with the Company at any time for “Good Reason.” For purposes of this Agreement, “Good Reason” shall mean:

(i)	a material diminution in Executive’s authority, title or position, duties, or responsibilities;

(ii)	a material breach by the Company of its obligations to Executive pursuant to this Agreement or a material breach by the Company of its Bylaws or Certificate of Incorporation;

(iii)

the involuntary relocation of the geographic location of Executive’s principal place of employment by more than 40 miles from the location of Executive’s principal place of employment as of the Effective Date; or

(iv)	a diminution in the Executive’s Base Salary.

Notwithstanding the foregoing provisions of this Section 6(c) or any other provision of this Agreement to the contrary, any assertion of Executive of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) Executive must provide written notice to the Company of the condition described in Sections 6(c)(i), 6(c)(ii), 6(c)(iii) or 6(c)(iv) that gives rise to Executive’s belief that Good Reason for termination exists within sixty (60) days after Executive first becomes aware of the initial existence of the condition; (B) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by the Company; and (C) the date of Executive’s termination of employment must occur within ninety-one (91) days after Executive first becomes aware of the initial existence of the condition specified in such notice.

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(d)

Death or Disability. Upon the death or Disability of Executive, Executive’s employment with Company shall terminate with no further obligation under this Agreement of either party, or their successors in interest; provided that the Company shall pay to the estate of Executive any outstanding amounts due under this Agreement. For purposes of this Agreement, a “Disability” shall exist if Executive is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Company; provided that if the Executive disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Company and the Executive for final determination, and the Executive shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Company, Executive shall submit to a mental or physical examination to be performed by an independent physician selected by the Company to assist the Company in making such determination.

(e)

Executive’s Right to Terminate for Convenience. Executive shall have the right to terminate his employment with the Company for convenience at any time upon thirty (30) days advance written notice to the Company.

(f)	Effect of Termination.

(i)

If Executive’s employment terminates pursuant to Sections 6(b) or 6(c) above, and Executive executes a Release Agreement in a form satisfactory to the Company, which such form will be substantially in the form of Exhibit A (the “Release”), and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Company shall make a payment to Executive equal to the sum of 1.0 times the Executive’s Base Salary and 1.8 times the Executive’s Average Bonus Amount (the “Severance Payment”). For purposes of the foregoing, “Average Bonus Amount” means the average of the most recent two Cash Bonus amounts paid to the Executive. The Severance Payment shall be paid, in a lump sum within twenty (20) days after the Release becomes irrevocable; provided, however, that (i) if the Executive’s termination of employment occurs during the last seventy-three (73) days of any calendar year, the Severance Payment will in all events be paid in the following calendar year, and (ii) if Severance Payment would be subject to additional taxes and interest under Section 409A of the Internal Revenue Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Internal Revenue Code, then such payment shall be paid on the

5

date that is six (6) months after the date of Executive’s termination of employment with the Company (or if such payment date does not fall on a business day of Company, the next following business day of Company), or such earlier date upon which such payment can be paid under Section 409A of the Internal Revenue Code without being subject to such additional taxes and interest. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code. If Executive is eligible for continuation insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and has timely elected such coverage, then the Company shall waive the cost to the Executive of COBRA continuation coverage for the twelve (12) months following a termination of employment pursuant to Sections 6(b), 6(c), 6(d) (in case of Disability) above; provided that, in order to receive such waiver, Executive must not be eligible to participate in the group health plan of any other employer. For the avoidance of doubt, the Executive will be responsible for any applicable taxes and withholding on the waived COBRA cost.

(ii)

Upon the termination of Executive’s employment for any reason, all earned, unpaid Base Salary, any accrued, unused paid time off, and in the event of a termination pursuant to Section 6(b) or (c) earned but unpaid Cash Bonus, if any, for the immediately preceding year shall be paid to Executive no later than within 72 hours of his last day of employment or such earlier time as may be required by law. With the exception of any payments to which Executive may be entitled, including but not limited to expense reimbursements and indemnification or other payment rights under any ancillary agreement between Company and Executive, and that are payable after the termination of this Agreement, the Company shall have no further obligation under this Agreement to make payments to Executive.

(g)

Termination of Employment. All references in this Agreement to Executive’s termination of employment shall mean and be deemed to occur only if and when a “separation from service” within the meaning of Section 409A and the applicable regulations thereunder has occurred.

7. Change in Control.

(a)

Termination. If, on or within twenty-four (24) months after a Change in Control, Executive’s employment is terminated by Company or its successor without Cause pursuant to Section 6(a) or if the Executive resigns for Good Reason pursuant to Section 6(c), and Executive

6

executes the Release and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Executive’s Company equity grants (including without limitation stock options, stock units and stock awards) that are outstanding immediately prior to the Executive’s termination of employment shall vest in full and/or become immediately exercisable or payable, as applicable, on the date of termination of Executive’s employment and, with respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement of such conditions as follows:

(i)

If the Change in Control and such termination each occur prior to the end of the applicable measurement period for such performance-based or market-based conditions, such conditions will be deemed to have been satisfied based on achievement of target performance (which for the avoidance of the doubt means hitting the midpoint of any target ranges, including a 50% ranking among peer total shareholder return and “at par” for any subjective rankings);

(ii)

If the termination occurs following a Change in Control after the end of the applicable measurement period for such performance-based or market-based conditions, the satisfaction of such conditions will be based on the Company’s actual performance relative to such conditions.

(b)

For the purposes of this Agreement, “Change in Control” shall have the meaning for such term in the Amended and Restated Pattern Energy Group Inc. 2013 Equity Incentive Award Plan (or its successor from time to time).

(c)

Section 280 Contingent Cutback. Executive shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any payment received under this Agreement or otherwise, including any excise tax imposed by Section 4999 of the Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement or otherwise or in connection with the Executive’s termination of employment pursuant to Section 7(a) (collectively, the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Payments shall be reduced by an amount necessary to prevent any portion of the Payments from being nondeductible by the Company under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code; provided that, by reason of

7

such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no reduction was made. Any such reduction shall be made in accordance with Section 409A of the Internal Revenue Code and the following: (i) cash payments shall be reduced before non-cash payments and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

8. Conflicts of Interest. Executive agrees that he shall promptly disclose to the Board any conflict of interest involving Executive upon Executive becoming aware of such conflict.

9. Protected Rights.

(a)

Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information to the Company, his supervisor(s), the Securities and Exchange Commission (“SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit the Executive from disclosing this Agreement to, or from communicating directly with or providing information to his supervisor(s), the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”). Executive may communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other Governmental Agency without notifying the Company. The Company may not retaliate against Executive for any of these activities.

(b)

Defend Trade Secrets Act. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Company and Executive acknowledge and agree that Executive shall not have criminal or civil liability under any federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive’s attorney and may use the trade secret information

8

in the court proceeding, if Executive (X) files any document containing the trade secret under seal and (Y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or otherwise is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section.

10. Confidentiality. Executive acknowledges and agrees that, in the course of his employment with the Company, he will be provided with, and have access to, valuable Confidential Information of the Company, its Affiliates and of third parties who have supplied such information to the Company or its Affiliates, as applicable. In consideration of Executive’s receipt and access to such Confidential Information and in exchange for other valuable consideration provided hereunder, Executive agrees to comply with this Section 10.

(a)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, except as expressly permitted by this Agreement (including in Section 9) or by directive of the Board, he shall not disclose any Confidential Information to any Person and shall not use any Confidential Information except for the benefit of the Company or any of its Affiliates. He shall take all reasonable precautions to protect the physical security of all documents and other material containing Confidential Information (regardless of the medium on which the Confidential Information is stored). This covenant shall apply to all Confidential Information, whether now known or later to become known to Executive during the Employment Period.

(b)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, that he shall not disparage the Company or any of its Affiliates or any of their respective wind farms, projects, services, directors, officers, shareholders, attorneys or employees, or any person or entity acting by, through, under or in concert with any of them, in any written or oral statement, except as provided in Section 9. Nothing in this Section 10(b) shall prohibit him from testifying truthfully in any court or arbitral proceeding, government investigation, or in response to any lawfully issued subpoena.

(c)

Executive covenants and agrees that for a period of twenty-four (24) months following termination for any reason he will not either directly or indirectly solicit, induce, recruit or encourage any employees of the Company or its Affiliates to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company or its Affiliates for the benefit of the Executive or the benefit of any third party.

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(d)	Notwithstanding Section 10(a), Executive may make the following disclosures and uses of Confidential Information:

(i)

disclosures to partners, members, executives, officers, managers, directors, attorneys, agents, consultants, or employees of the Company or its Affiliates or their lenders or investors or potential lenders or investors who have a need to know the information in connection with the business of the Company or its Affiliates;

(ii)

disclosures to customers and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with Executive’s performance of his services under this Agreement and is in the best interests of the Company;

(iii)	disclosures and uses that are approved by the Board;

(iv)

disclosures to a Person that has been retained by the Company to provide services to the Company, and who has a need to know the information in connection with the business of the Company or its Affiliates;

(v)	disclosures for the purpose of complying with any applicable laws or regulatory requirements;

(vi)	disclosures for the purpose of complying with judicial or administrative rules or rules of professional conduct that are binding on Executive;

(vii)	disclosures to the SEC and/or its Office of the Whistleblower or any other Government Agency as set forth in Section 9; or

(viii)

disclosures that Executive is legally compelled to make by deposition, interrogatory, request for documents, subpoena, civil investigative demand, order of a court of competent jurisdiction, or similar process, or otherwise by law; provided, however, that, prior to any such disclosure, Executive shall, to the extent legally permissible:

(A)	provide the Board with prompt notice of such requirements so that the Board may seek a protective order or other appropriate remedy or waive compliance with the terms of this Section 10;

(B)	consult with the Board on the advisability of taking steps to resist or narrow such disclosure; and

(C)

cooperate with the Board (at the Company’s reasonable cost and expense) in any attempt it may make to obtain a protective order or other appropriate remedy or assurance that confidential treatment will be afforded the

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Confidential Information; and in the event such protective order or other remedy is not obtained, Executive agrees (1) to furnish only that portion of the Confidential Information that is legally required to be furnished and (2) to exercise (at the Company’s reasonable cost and expense) all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

(e)

Upon the expiration of the Employment Period and at any other time upon request of the Company, Executive shall surrender and deliver to the Company all documents (including without limitation electronically stored information) and other material of any nature containing or reflecting any Confidential Information in Executive’s possession and shall not retain any such document or other material, except as provided in Section 9. Within ten (10) days of any such request, Executive shall certify to the Company in writing that all such materials have been returned to the Company.

(f)

“Confidential Information” is all non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the Employment Period (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to the Company’s or any of its Affiliates’ businesses or properties, products or services (including, without limitation, all such information relating to corporate opportunities, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) that may exist from time-to-time in the areas of power generation or transmission or any other enterprise in which the Company is engaged, or is planning to be engaged to Executive’s knowledge. Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voicemail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any Confidential Information are and shall be the sole and exclusive property of the Company or its Affiliates and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement.

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11. Ownership of Intellectual Property.

(a)

Executive hereby acknowledges and agrees that the Company shall exclusively own any and all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and any and all other intellectual and industrial property or similar propriety rights of any sort throughout the world (“Intellectual Property Rights”) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas, discoveries, methods, work products, improvements, developments, and information, in each case, authored, derived, created, contributed to, made or conceived or reduced to practice or otherwise developed, in whole or in part, whether solely or jointly with others, by Executive during the Employment Period which (i) relate, at the time of authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof, to the Company’s or any of its Affiliates’ actual or reasonably anticipated business or research or development, or (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s or its Affiliates’ equipment, supplies, facilities, Intellectual Property Rights, trade secret information or other Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive will promptly disclose any and all Company Intellectual Property to the Company in writing upon the authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof.

(b)

All such Company Intellectual Property shall be deemed to be “works made for hire” under applicable law (including the Copyright Act of 1976, as amended) on behalf of the Company. To the extent any such Company Intellectual Property is not deemed to be “works made for hire”, Executive agrees to assign and does hereby irrevocably assign to the Company all of Executive’s right, title and interest in, to and under such Company Intellectual Property. Executive hereby agrees to perform, during and after the Employment Period, all reasonable acts deemed necessary or desirable by the Company to assist the Company, without additional compensation to Executive but at the Company’s expense, in obtaining, protecting, perfecting and enforcing its rights throughout the world in the Company Intellectual Property. Such acts may include, but are not limited to, execution of documents and reasonable assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications for registration of Intellectual Property Rights, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other Intellectual Property Rights, and (iii) in other legal proceedings related to the Company Intellectual Property. Executive hereby irrevocably appoints the Company as his attorney-in-fact to execute on his behalf any and all assignments or other documents deemed necessary or desirable by the Company in connection with any of the foregoing acts.

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12. Defense of Claims. Executive agrees that, during the Employment Period and thereafter, upon reasonable request from the Company, Executive will reasonably cooperate with the Company or its Affiliates in the defense of any claims or actions that may be made by or against the Company or its Affiliates that relate to Executive’s actual or prior areas of responsibility, except as provided in Section 9 or if Executive’s reasonable interests are adverse to the Company or its Affiliate(s), as applicable, in such claim or action. The Company agrees to pay or reimburse Executive for all of Executive’s reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with Executive’s obligations under this Section 12, provided that Executive provides reasonable documentation of same no later than thirty (30) days after incurring such expenses. Reimbursement of expenses under this Section 12 shall be made no later than thirty (30) days after Executive submits all supporting documentation. Executive is not permitted to receive a payment or benefit in lieu of or in exchange for reimbursement under this Section 12. The amount of expenses eligible for reimbursement in one year will not affect the amount of expenses eligible for reimbursement in any other year.

13. Arbitration.

(a)

Subject to Section 13(b), any dispute, controversy or claim between Executive and the Company arising out of or relating to this Agreement or Executive’s employment with the Company will be finally settled by arbitration in San Francisco, California, and in accordance with the rules for the resolution of employment disputes then in effect of, the American Arbitration Association (“AAA”). The arbitration award shall be final and binding on both parties.

(b)

Any arbitration conducted under this Section 13 shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the Employment Arbitration Rules of the AAA. The disputing party desiring to initiate arbitration hereunder in connection with any dispute shall provide written notice to the other disputing party, which notice shall set forth the demand for arbitration, and include a statement of the matter underlying the dispute.

(c)

The Arbitrator shall expeditiously (and, if possible, within ninety (90) days after selection) hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as he deems relevant to the dispute before him (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction, or to an attorney-client or other privilege), and (ii) grant injunctive relief and enforce specific performance. If he

13

deems necessary, the Arbitrator may propose to the disputing parties that one or more other experts be retained to assist it in resolving the dispute. The retention of such other experts shall require the unanimous consent of the disputing parties, which shall not be unreasonably withheld. Each disputing party, the Arbitrator, and any proposed expert shall disclose to the other disputing party any business, personal or other relationship or affiliation that may exist between such disputing party (or the Arbitrator) and such proposed expert; and any disputing party may disapprove of such proposed expert on the basis of such relationship or affiliation. The decision of the Arbitrator (which shall be rendered in writing) shall be final, non-appealable and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction; provided that the parties agree that the Arbitrator and any court enforcing the award of the Arbitrator shall not have the right or authority to award punitive or exemplary damages to any disputing party.

(d)

Each side shall share equally the cost of the arbitration and bear its own costs and attorneys’ fees incurred in connection with any arbitration, and the Arbitrator shall not have the power to award fees or expenses to either party notwithstanding any contrary provisions of the Employment Arbitration Rules of the AAA. Notwithstanding the preceding sentence, if the dispute, controversy or claim arises after a Change in Control and if Executive prevails on at least one material claim the Company shall reimburse the Executive for all reasonable costs and attorneys’ fees incurred.

(e)

Notwithstanding Section 13(a), an application for emergency or temporary injunctive relief by either party shall not be subject to arbitration under this Section 13; provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 13.

(f)

BY ENTERING INTO THIS AGREEMENT AND ENTERING INTO THE ARBITRATION PROVISIONS OF THIS SECTION 13, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING ANY RIGHTS TO A JURY TRIAL.

(g)

Nothing in this Section 13 shall prohibit a party to this Agreement from (i) instituting litigation to enforce any arbitration award, or (ii) joining another party to this Agreement in a litigation initiated by a Person which is not a party to this Agreement.

(h)	Except as required by law, neither party nor its representatives may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the other party.

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14. Withholdings; Right of Offset. The Company may withhold and deduct from any payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling or (b) any deductions consented to in writing by Executive.

15. Title and Headings; Construction. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all exhibits or attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words “herein,” “hereof,” “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof.

16. Applicable Law; Submission to Jurisdiction. This Agreement shall in all respects be governed and construed according to the laws of the State of California. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 13 above and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in San Francisco, California.

17. Entire Agreement and Amendment. This Agreement contains the entire agreement of the parties with respect to the matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof, including the Prior Agreement. For the avoidance of doubt, this Agreement does not supersede any award agreements with respect to equity compensation awards outstanding as of the Effective Date (except as expressly modified by the terms of this Agreement) nor does it supersede the Confidentiality Information and Invention Assignment Agreement, dated as of October 8, 2013. This Agreement may be amended only by a written instrument executed by both parties hereto.

18. Waiver of Breach. Any waiver of this Agreement must be executed by the party to be bound by such waiver. No waiver by either party hereto of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

19. Assignment. This Agreement is personal to Executive, and neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferred by Executive. The Company may assign this Agreement to any of its Affiliates and to any successor (whether by merger, purchase or otherwise) to all or substantially all of the equity, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

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20. Affiliates. For purposes of this Agreement, the term “Affiliates” is defined as any person or entity Controlling, Controlled by, under common Control with the Company, or managed by primarily the same executives as those who manage the day to day operations of the Company. The term “Control,” including the correlative term “Controlled By” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any Company or other ownership interest, by contract or otherwise) of a person or entity. For the purposes of the preceding sentence, Control shall be deemed to exist when a person or entity possesses, directly or indirectly, through one or more intermediaries (a) in the case of a corporation more than 50% of the outstanding voting securities thereof; (b) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (c) in the case of any other person or entity, more than 50% of the economic or beneficial interest therein.

21. Notices. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after such notice is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

(1)       If to the Company, addressed to:

  Pattern Energy Group Inc.

  Attn: General Counsel

  1088 Sansome Street

  San Francisco, CA 94111

  Facsimile: (415) 362-7900

(2)       If to Executive, addressed to the most recent address or other applicable contact information contained in the Company’s personnel records.

22. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or e-mail pdf, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

23. Deemed Resignations. Unless otherwise agreed to in writing by the Company and Executive prior to the termination of Executive’s employment, any termination of Executive’s employment shall constitute: (i) an automatic resignation of Executive as an officer of the Company and each Affiliate of the Company, as applicable, (ii) an automatic termination of any powers of attorney granted to Executive by the Company and each Affiliate of the Company, as applicable, and (iii) an automatic resignation of Executive from the Board (if applicable), from the board of directors of any Affiliate of the Company (if applicable), and from the board of directors or any similar governing body of any corporation, limited liability entity or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body Executive serves as the Company’s or such Affiliate’s designee or other representative (if applicable).

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24. Compliance with Code Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any reimbursements under this Agreement are subject to Section 409A, any such reimbursements payable to Executive shall be paid to Executive no later than December 31 of the year following the year in which the expense was incurred; provided that Executive submits Executive’s reimbursement request promptly following the date the expense is incurred, the amount of expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year, other than medical expenses referred to in Section 105(b) of the Code, and Executive’s right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Except as otherwise permitted under Section 409A, no payment hereunder shall be accelerated or deferred unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A.

25. Separate Payments. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code.

[Signature page follows]

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IN WITNESS WHEREOF, Executive and the Company each have caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date.

EXECUTIVE:

/s/ Michael J. Lyon
Michael J. Lyon

COMPANY:

Pattern Energy Group Inc.

By:	/s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer

[Signature Page to Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) constitutes the release referred to in that certain Employment Agreement (the “Employment Agreement”) dated as of             , 2019, by and between Michael J. Lyon (“Executive”) and Pattern Energy Group Inc. (the “Company”).

(a)       For good and valuable consideration, including the Company’s provision of a severance payment to Executive in accordance with Section 6(f)(i) and Section 7(a) of the Employment Agreement, Executive hereby releases, discharges and forever acquits the Company, its Affiliates (as defined in the Employment Agreement) and subsidiaries, the past, present and future stockholders, members, partners, directors, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties” from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Executive’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any state anti-discrimination law; (xii) any state wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters; (xvi) any and all rights, benefits or claims Executive may have under any employment contract, incentive compensation plan or equity plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any equity or other equity compensation agreement between Executive and the Company and (xvii) any claim for compensation or benefits of any kind not expressly set forth in the Employment Agreement or any equity compensation agreement (collectively, the “Released Claims”). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claims for payments under the Employment Agreement, if such payments are payable after the date of this Agreement, (c) any claim of Executive to vested benefits under an employee benefit plan, (d) any rights or health benefits of Executive under the Consolidated Omnibus Budget Reconciliation Act of 1985 or (e) any rights under the Limited Partnership Agreements of Pattern Energy Holdings LP and/or Pattern Energy Group Holdings 2 LP, respectively. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Executive is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph, any and all potential claims of this nature that Executive may have against the

EXHIBIT A

Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Executive is bound by this Agreement. Anyone who succeeds to rights and responsibilities, including but not limited to successors by merger, heirs or the executor of Executive’s estate, is bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which the Executive may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Executive from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission (“EEOC”) or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Executive understands and agrees that Executive is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.

(b)       Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”) without notifying the Company. The Company may not retaliate against Executive for any of these activities, and nothing in this Agreement or otherwise requires Executive to waive any monetary award or other payment that he might become entitled to from the SEC or any other Government Agency.

(c)       Executive agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Executive represents that, except as provided in Section (b), Executive has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Executive has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(d)       By executing and delivering this Agreement, Executive acknowledges that:

(i)	He has carefully read this Agreement;

(ii)

He has had at least [twenty-one (21)] [forty-five (45)] days to consider this Agreement before the execution and delivery hereof to the Company [Add if 45 days applies: , and he acknowledges that attached to this Agreement are (1) a list of the positions and ages of those employees selected for termination (or participation in the exit incentive or other employment termination program);

EXHIBIT A

(2) a list of the ages of those employees not selected for termination (or participation in such program); and (3) information about the unit affected by the employment termination program of which his termination was a part, including any eligibility factors for such program and any time limits applicable to such program];

(iii)	He has been and hereby is advised in writing that he may, at his option, discuss this Agreement with an attorney of his choice and that he has had adequate opportunity to do so;

(iv)

He fully understands the final and binding effect of this Agreement; the only promises made to him to sign this Agreement are those stated in the Employment Agreement and herein; and he is signing this Agreement voluntarily and of his own free will, and that he understands and agrees to each of the terms of this Agreement; and

(v)

With the exception of any sums that he may be owed pursuant to the Employment Agreement that are not payable until after the date that he has executed this Agreement, Executive has been paid all wages and other compensation to which he is entitled from all Company Parties and received all leaves (paid and unpaid) to which he was entitled during the Employment Period (as defined in the Employment Agreement).

(e)       Executive acknowledges and agrees that he is aware of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

With full awareness and understanding of the above provisions, Executive hereby waives any and all right he may have under Section 1542, as well as under any other statutes or common law principles of similar effect. Executive intends to, and hereby does, release the Released Parties from claims which he does not presently know or suspect to exist.

(f)       Notwithstanding the initial effectiveness of this Agreement, Executive may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Executive delivers this Agreement to the Company (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Executive and must be delivered to the Chairman of the Board of Directors of Pattern Energy Group Inc. before 11:59 p.m., Eastern Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void ab initio. No consideration shall be paid if this Agreement is revoked by Executive in the foregoing manner.

EXHIBIT A

Executed on this _____ day of ________________.

Michael J. Lyon

Pattern Energy Group Inc.

By:
Name:
Title:

EXHIBIT A

SCHEDULE 1

None

Exhibit 10.4

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (“Agreement”) is made and entered into as of November 3, 2019 (the “Effective Date”), by and between Pattern Energy Group Inc., a Delaware corporation (hereafter the “Company”), and Hunter H. Armistead (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, dated as of October 2, 2013 (the “Prior Agreement”);

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. During the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve, as Executive Vice President, Business Development of the Company.

2. Duties and Responsibilities of Executive.

(a)

During the Employment Period, Executive shall devote substantially all of Executive’s business time and attention to the business of the Company or its Affiliates, as applicable, will act in the best interests of the Company and will perform with due care Executive’s duties and responsibilities. Executive’s duties will include those normally incidental to the position of Executive Vice President, Business Development as well as such additional duties of an executive and managerial nature, consistent with his position as may be assigned to him by the Board of Directors of the Company (the “Board”), which such duties may include, without limitation, providing executive management services for Pattern Energy Group LP (“PEG LP”) and Pattern Energy Group 2 LP (“PEG 2 LP”) pursuant to the Amended and Restated Multilateral Management Services Agreement by and between the Company, PEG LP and PEG 2 LP dated as of June 16, 2017, and providing services to any of the Company’s Affiliates. Executive agrees to cooperate fully with the Board and not to engage in any activity that materially interferes with the performance of Executive’s duties hereunder. During the Employment Period, Executive will not hold any type of outside employment, engage in any type of consulting or otherwise render services to or for any other person or business concern without the advance written consent of the Board; provided that Executive may manage personal investments and engage in charitable and civic activities, as well as the activities set forth on Schedule 1 hereto, so long as such activities do not materially interfere with Executive’s obligations to the Company or any of its Affiliates, as applicable.

(b)

Executive represents and covenants that, in the course of his employment herein, he shall not use or disclose any confidential or protected information belonging to any of Executive’s previous employers unless specifically allowed to do so under a written agreement, except as provided in Section 9. The Company represents and covenants that, in the course of performing his duties hereunder, Executive shall not be required to disclose any confidential or protected information belonging to any of Executive’s previous employers.

3. Compensation. Any salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes, deductions and withholdings.

(a)

During the Employment Period, the Company shall pay to Executive a base annualized salary of $379,101 (the “Base Salary”) in consideration for Executive’s services under this Agreement, payable on a not less than monthly basis. The Base Salary shall be subject to modification from time to time as determined by the Company in its discretion.

(b)

Executive shall be eligible for a (i) cash incentive award (the “Cash Bonus”) and (ii) long-term equity incentive award with respect to each year that he is employed by the Company (clauses (i) and (ii) collectively, the “Incentive Compensation Award”). The Incentive Compensation Award shall be discretionary and determined under the executive compensation program approved by the Board’s Nominating, Governance and Compensation Committee. The Cash Bonus, if any, will be paid as soon as administratively feasible after the Board approves compensation payments, but for cash payments in no event later than March 15 of the year following the year upon which the payment of the bonus is based. For the avoidance of doubt, special, one-time or off-cycle awards do not qualify as part of Executive’s Incentive Compensation Award.

4. Term of Employment. The initial term of this Agreement shall be for the period beginning on the Effective Date and ending at midnight Eastern Time on the third anniversary of the Effective Date (the “Initial Term”). On the third anniversary of the Effective Date and on each subsequent anniversary of the Effective Date, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Renewal Term”) unless written notice of non-renewal is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term. Notwithstanding the foregoing, upon the occurrence of a Change in Control, this Agreement shall automatically renew and the term of this Agreement shall be for the period beginning on the date of the Change in Control and ending at midnight Eastern Time on the second anniversary of the date of such Change in Control (the “Change in Control Term”), and on the second anniversary of the date of the Change in Control and on each subsequent anniversary thereof, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Change in Control Renewal Term”) unless written notice of non-renewal

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is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Change in Control Term or Change in Control Renewal Term. Notwithstanding any other provision of this Agreement, the Executive’s employment pursuant to this Agreement may be terminated at any time in accordance with Section 6. The period from the Effective Date through the expiration of this Agreement or, if sooner, the termination of Executive’s employment pursuant to this Agreement, regardless of the time or reason for such termination, shall be referred to herein as the “Employment Period.”

5. Benefits. Subject to the terms and conditions of this Agreement, Executive shall be entitled to the following benefits during the Employment Period:

(a)

Benefits. Executive shall be invited to participate in the same benefit plans and fringe benefit policies in which other similarly situated Company employees are eligible to participate. All such participation shall be subject to applicable eligibility requirements and the terms and conditions of all plans and policies.

(b)

Business Expenses. Executive shall be entitled to reimbursement for business expenses under the same policies that apply to other similarly situated Company employees as determined by the Company from time to time.

6. Termination of Employment.

(a)

Company’s Right to Terminate Executive’s Employment for Cause. The Company shall have the right to terminate Executive’s employment with the Company at any time for “Cause.” For purposes of this Agreement, “Cause” shall mean:

(i)

any material breach of this Agreement by Executive, which such material breach remains uncorrected for thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a) is being or has been violated by Executive;

(ii)

Executive’s being the subject of any final, non-appealable order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; conviction of Executive, or plea of nolo contendere by Executive, to any felony or crime involving moral turpitude; or

(iii)

Executive’s material mismanagement in providing material services to the Company or its Affiliates, which such mismanagement is not cured within thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a)(iii) is being or has been violated.

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No finding of Cause pursuant to Section 6(a)(i) or Section 6(a)(iii) shall occur prior to the Company providing written notice to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated and the Executive’s failure to cure such condition following the cure period so indicated.

(b)

Company’s Right to Terminate for Convenience. Upon thirty (30) days advance written notice, the Company shall have the right to terminate Executive’s employment for convenience. For the avoidance of doubt, the Company’s notice of non-renewal in accordance with Section 4 shall not be treated as a termination of Executive’s employment for convenience under this Section 6(b).

(c)

Executive’s Right to Terminate for Good Reason. Executive shall have the right to terminate his employment with the Company at any time for “Good Reason.” For purposes of this Agreement, “Good Reason” shall mean:

(i)	a material diminution in Executive’s authority, title or position, duties, or responsibilities;

(ii)	a material breach by the Company of its obligations to Executive pursuant to this Agreement or a material breach by the Company of its Bylaws or Certificate of Incorporation;

(iii)

the involuntary relocation of the geographic location of Executive’s principal place of employment by more than 40 miles from the location of Executive’s principal place of employment as of the Effective Date; or

(iv)	a diminution in the Executive’s Base Salary.

Notwithstanding the foregoing provisions of this Section 6(c) or any other provision of this Agreement to the contrary, any assertion of Executive of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) Executive must provide written notice to the Company of the condition described in Sections 6(c)(i), 6(c)(ii), 6(c)(iii) or 6(c)(iv) that gives rise to Executive’s belief that Good Reason for termination exists within sixty (60) days after Executive first becomes aware of the initial existence of the condition; (B) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by the Company; and (C) the date of Executive’s termination of employment must occur within ninety-one (91) days after Executive first becomes aware of the initial existence of the condition specified in such notice.

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(d)

Death or Disability. Upon the death or Disability of Executive, Executive’s employment with Company shall terminate with no further obligation under this Agreement of either party, or their successors in interest; provided that the Company shall pay to the estate of Executive any outstanding amounts due under this Agreement. For purposes of this Agreement, a “Disability” shall exist if Executive is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Company; provided that if the Executive disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Company and the Executive for final determination, and the Executive shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Company, Executive shall submit to a mental or physical examination to be performed by an independent physician selected by the Company to assist the Company in making such determination.

(e)

Executive’s Right to Terminate for Convenience. Executive shall have the right to terminate his employment with the Company for convenience at any time upon thirty (30) days advance written notice to the Company.

(f)	Effect of Termination.

(i)

If Executive’s employment terminates pursuant to Sections 6(b) or 6(c) above, and Executive executes a Release Agreement in a form satisfactory to the Company, which such form will be substantially in the form of Exhibit A (the “Release”), and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Company shall make a payment to Executive equal to the sum of 1.0 times the Executive’s Base Salary and 1.8 times the Executive’s Average Bonus Amount (the “Severance Payment”). For purposes of the foregoing, “Average Bonus Amount” means the average of the most recent two Cash Bonus amounts paid to the Executive. The Severance Payment shall be paid, in a lump sum within twenty (20) days after the Release becomes irrevocable; provided, however, that (i) if the Executive’s termination of employment occurs during the last seventy-three (73) days of any calendar year, the Severance Payment will in all events be paid in the following calendar year, and (ii) if Severance Payment would be subject to additional taxes and interest under Section 409A of the Internal Revenue Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Internal Revenue Code, then such payment shall be paid on the

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date that is six (6) months after the date of Executive’s termination of employment with the Company (or if such payment date does not fall on a business day of Company, the next following business day of Company), or such earlier date upon which such payment can be paid under Section 409A of the Internal Revenue Code without being subject to such additional taxes and interest. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code. If Executive is eligible for continuation insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and has timely elected such coverage, then the Company shall waive the cost to the Executive of COBRA continuation coverage for the twelve (12) months following a termination of employment pursuant to Sections 6(b), 6(c), 6(d) (in case of Disability) above; provided that, in order to receive such waiver, Executive must not be eligible to participate in the group health plan of any other employer. For the avoidance of doubt, the Executive will be responsible for any applicable taxes and withholding on the waived COBRA cost.

(ii)

Upon the termination of Executive’s employment for any reason, all earned, unpaid Base Salary, any accrued, unused paid time off, and in the event of a termination pursuant to Section 6(b) or (c) earned but unpaid Cash Bonus, if any, for the immediately preceding year shall be paid to Executive no later than within 72 hours of his last day of employment or such earlier time as may be required by law. With the exception of any payments to which Executive may be entitled, including but not limited to expense reimbursements and indemnification or other payment rights under any ancillary agreement between Company and Executive, and that are payable after the termination of this Agreement, the Company shall have no further obligation under this Agreement to make payments to Executive.

(g)

Termination of Employment. All references in this Agreement to Executive’s termination of employment shall mean and be deemed to occur only if and when a “separation from service” within the meaning of Section 409A and the applicable regulations thereunder has occurred.

7. Change in Control.

(a)

Termination. If, on or within twenty-four (24) months after a Change in Control, Executive’s employment is terminated by Company or its successor without Cause pursuant to Section 6(a) or if the Executive resigns for Good Reason pursuant to Section 6(c), and Executive

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executes the Release and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Executive’s Company equity grants (including without limitation stock options, stock units and stock awards) that are outstanding immediately prior to the Executive’s termination of employment shall vest in full and/or become immediately exercisable or payable, as applicable, on the date of termination of Executive’s employment and, with respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement of such conditions as follows:

(i)

If the Change in Control and such termination each occur prior to the end of the applicable measurement period for such performance-based or market-based conditions, such conditions will be deemed to have been satisfied based on achievement of target performance (which for the avoidance of the doubt means hitting the midpoint of any target ranges, including a 50% ranking among peer total shareholder return and “at par” for any subjective rankings);

(ii)

If the termination occurs following a Change in Control after the end of the applicable measurement period for such performance-based or market-based conditions, the satisfaction of such conditions will be based on the Company’s actual performance relative to such conditions.

(b)

For the purposes of this Agreement, “Change in Control” shall have the meaning for such term in the Amended and Restated Pattern Energy Group Inc. 2013 Equity Incentive Award Plan (or its successor from time to time).

(c)

Section 280 Contingent Cutback. Executive shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any payment received under this Agreement or otherwise, including any excise tax imposed by Section 4999 of the Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement or otherwise or in connection with the Executive’s termination of employment pursuant to Section 7(a) (collectively, the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Payments shall be reduced by an amount necessary to prevent any portion of the Payments from being nondeductible by the Company under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code; provided that, by reason of

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such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no reduction was made. Any such reduction shall be made in accordance with Section 409A of the Internal Revenue Code and the following: (i) cash payments shall be reduced before non-cash payments and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

8. Conflicts of Interest. Executive agrees that he shall promptly disclose to the Board any conflict of interest involving Executive upon Executive becoming aware of such conflict.

9. Protected Rights.

(a)

Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information to the Company, his supervisor(s), the Securities and Exchange Commission (“SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit the Executive from disclosing this Agreement to, or from communicating directly with or providing information to his supervisor(s), the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”). Executive may communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other Governmental Agency without notifying the Company. The Company may not retaliate against Executive for any of these activities.

(b)

Defend Trade Secrets Act. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Company and Executive acknowledge and agree that Executive shall not have criminal or civil liability under any federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive’s attorney and may use the trade secret information

8

in the court proceeding, if Executive (X) files any document containing the trade secret under seal and (Y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or otherwise is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section.

10. Confidentiality. Executive acknowledges and agrees that, in the course of his employment with the Company, he will be provided with, and have access to, valuable Confidential Information of the Company, its Affiliates and of third parties who have supplied such information to the Company or its Affiliates, as applicable. In consideration of Executive’s receipt and access to such Confidential Information and in exchange for other valuable consideration provided hereunder, Executive agrees to comply with this Section 10.

(a)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, except as expressly permitted by this Agreement (including in Section 9) or by directive of the Board, he shall not disclose any Confidential Information to any Person and shall not use any Confidential Information except for the benefit of the Company or any of its Affiliates. He shall take all reasonable precautions to protect the physical security of all documents and other material containing Confidential Information (regardless of the medium on which the Confidential Information is stored). This covenant shall apply to all Confidential Information, whether now known or later to become known to Executive during the Employment Period.

(b)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, that he shall not disparage the Company or any of its Affiliates or any of their respective wind farms, projects, services, directors, officers, shareholders, attorneys or employees, or any person or entity acting by, through, under or in concert with any of them, in any written or oral statement, except as provided in Section 9. Nothing in this Section 10(b) shall prohibit him from testifying truthfully in any court or arbitral proceeding, government investigation, or in response to any lawfully issued subpoena.

(c)

Executive covenants and agrees that for a period of twenty-four (24) months following termination for any reason he will not either directly or indirectly solicit, induce, recruit or encourage any employees of the Company or its Affiliates to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company or its Affiliates for the benefit of the Executive or the benefit of any third party.

9

(d)	Notwithstanding Section 10(a), Executive may make the following disclosures and uses of Confidential Information:

(i)

disclosures to partners, members, executives, officers, managers, directors, attorneys, agents, consultants, or employees of the Company or its Affiliates or their lenders or investors or potential lenders or investors who have a need to know the information in connection with the business of the Company or its Affiliates;

(ii)

disclosures to customers and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with Executive’s performance of his services under this Agreement and is in the best interests of the Company;

(iii)	disclosures and uses that are approved by the Board;

(iv)

disclosures to a Person that has been retained by the Company to provide services to the Company, and who has a need to know the information in connection with the business of the Company or its Affiliates;

(v)	disclosures for the purpose of complying with any applicable laws or regulatory requirements;

(vi)	disclosures for the purpose of complying with judicial or administrative rules or rules of professional conduct that are binding on Executive;

(vii)	disclosures to the SEC and/or its Office of the Whistleblower or any other Government Agency as set forth in Section 9; or

(viii)

disclosures that Executive is legally compelled to make by deposition, interrogatory, request for documents, subpoena, civil investigative demand, order of a court of competent jurisdiction, or similar process, or otherwise by law; provided, however, that, prior to any such disclosure, Executive shall, to the extent legally permissible:

(A)	provide the Board with prompt notice of such requirements so that the Board may seek a protective order or other appropriate remedy or waive compliance with the terms of this Section 10;

(B)	consult with the Board on the advisability of taking steps to resist or narrow such disclosure; and

(C)

cooperate with the Board (at the Company’s reasonable cost and expense) in any attempt it may make to obtain a protective order or other appropriate remedy or assurance that confidential treatment will be afforded the

10

Confidential Information; and in the event such protective order or other remedy is not obtained, Executive agrees (1) to furnish only that portion of the Confidential Information that is legally required to be furnished and (2) to exercise (at the Company’s reasonable cost and expense) all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

(e)

Upon the expiration of the Employment Period and at any other time upon request of the Company, Executive shall surrender and deliver to the Company all documents (including without limitation electronically stored information) and other material of any nature containing or reflecting any Confidential Information in Executive’s possession and shall not retain any such document or other material, except as provided in Section 9. Within ten (10) days of any such request, Executive shall certify to the Company in writing that all such materials have been returned to the Company.

(f)

“Confidential Information” is all non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the Employment Period (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to the Company’s or any of its Affiliates’ businesses or properties, products or services (including, without limitation, all such information relating to corporate opportunities, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) that may exist from time-to-time in the areas of power generation or transmission or any other enterprise in which the Company is engaged, or is planning to be engaged to Executive’s knowledge. Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voicemail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any Confidential Information are and shall be the sole and exclusive property of the Company or its Affiliates and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement.

11

11. Ownership of Intellectual Property.

(a)

Executive hereby acknowledges and agrees that the Company shall exclusively own any and all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and any and all other intellectual and industrial property or similar propriety rights of any sort throughout the world (“Intellectual Property Rights”) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas, discoveries, methods, work products, improvements, developments, and information, in each case, authored, derived, created, contributed to, made or conceived or reduced to practice or otherwise developed, in whole or in part, whether solely or jointly with others, by Executive during the Employment Period which (i) relate, at the time of authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof, to the Company’s or any of its Affiliates’ actual or reasonably anticipated business or research or development, or (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s or its Affiliates’ equipment, supplies, facilities, Intellectual Property Rights, trade secret information or other Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive will promptly disclose any and all Company Intellectual Property to the Company in writing upon the authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof.

(b)

All such Company Intellectual Property shall be deemed to be “works made for hire” under applicable law (including the Copyright Act of 1976, as amended) on behalf of the Company. To the extent any such Company Intellectual Property is not deemed to be “works made for hire”, Executive agrees to assign and does hereby irrevocably assign to the Company all of Executive’s right, title and interest in, to and under such Company Intellectual Property. Executive hereby agrees to perform, during and after the Employment Period, all reasonable acts deemed necessary or desirable by the Company to assist the Company, without additional compensation to Executive but at the Company’s expense, in obtaining, protecting, perfecting and enforcing its rights throughout the world in the Company Intellectual Property. Such acts may include, but are not limited to, execution of documents and reasonable assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications for registration of Intellectual Property Rights, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other Intellectual Property Rights, and (iii) in other legal proceedings related to the Company Intellectual Property. Executive hereby irrevocably appoints the Company as his attorney-in-fact to execute on his behalf any and all assignments or other documents deemed necessary or desirable by the Company in connection with any of the foregoing acts.

12

12. Defense of Claims. Executive agrees that, during the Employment Period and thereafter, upon reasonable request from the Company, Executive will reasonably cooperate with the Company or its Affiliates in the defense of any claims or actions that may be made by or against the Company or its Affiliates that relate to Executive’s actual or prior areas of responsibility, except as provided in Section 9 or if Executive’s reasonable interests are adverse to the Company or its Affiliate(s), as applicable, in such claim or action. The Company agrees to pay or reimburse Executive for all of Executive’s reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with Executive’s obligations under this Section 12, provided that Executive provides reasonable documentation of same no later than thirty (30) days after incurring such expenses. Reimbursement of expenses under this Section 12 shall be made no later than thirty (30) days after Executive submits all supporting documentation. Executive is not permitted to receive a payment or benefit in lieu of or in exchange for reimbursement under this Section 12. The amount of expenses eligible for reimbursement in one year will not affect the amount of expenses eligible for reimbursement in any other year.

13. Arbitration.

(a)

Subject to Section 13(b), any dispute, controversy or claim between Executive and the Company arising out of or relating to this Agreement or Executive’s employment with the Company will be finally settled by arbitration in San Francisco, California, and in accordance with the rules for the resolution of employment disputes then in effect of, the American Arbitration Association (“AAA”). The arbitration award shall be final and binding on both parties.

(b)

Any arbitration conducted under this Section 13 shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the Employment Arbitration Rules of the AAA. The disputing party desiring to initiate arbitration hereunder in connection with any dispute shall provide written notice to the other disputing party, which notice shall set forth the demand for arbitration, and include a statement of the matter underlying the dispute.

(c)

The Arbitrator shall expeditiously (and, if possible, within ninety (90) days after selection) hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as he deems relevant to the dispute before him (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction, or to an attorney-client or other privilege), and (ii) grant injunctive relief and enforce specific performance. If he

13

deems necessary, the Arbitrator may propose to the disputing parties that one or more other experts be retained to assist it in resolving the dispute. The retention of such other experts shall require the unanimous consent of the disputing parties, which shall not be unreasonably withheld. Each disputing party, the Arbitrator, and any proposed expert shall disclose to the other disputing party any business, personal or other relationship or affiliation that may exist between such disputing party (or the Arbitrator) and such proposed expert; and any disputing party may disapprove of such proposed expert on the basis of such relationship or affiliation. The decision of the Arbitrator (which shall be rendered in writing) shall be final, non-appealable and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction; provided that the parties agree that the Arbitrator and any court enforcing the award of the Arbitrator shall not have the right or authority to award punitive or exemplary damages to any disputing party.

(d)

Each side shall share equally the cost of the arbitration and bear its own costs and attorneys’ fees incurred in connection with any arbitration, and the Arbitrator shall not have the power to award fees or expenses to either party notwithstanding any contrary provisions of the Employment Arbitration Rules of the AAA. Notwithstanding the preceding sentence, if the dispute, controversy or claim arises after a Change in Control and if Executive prevails on at least one material claim the Company shall reimburse the Executive for all reasonable costs and attorneys’ fees incurred.

(e)

Notwithstanding Section 13(a), an application for emergency or temporary injunctive relief by either party shall not be subject to arbitration under this Section 13; provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 13.

(f)

BY ENTERING INTO THIS AGREEMENT AND ENTERING INTO THE ARBITRATION PROVISIONS OF THIS SECTION 13, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING ANY RIGHTS TO A JURY TRIAL.

(g)

Nothing in this Section 13 shall prohibit a party to this Agreement from (i) instituting litigation to enforce any arbitration award, or (ii) joining another party to this Agreement in a litigation initiated by a Person which is not a party to this Agreement.

(h)	Except as required by law, neither party nor its representatives may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the other party.

14

14. Withholdings; Right of Offset. The Company may withhold and deduct from any payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling or (b) any deductions consented to in writing by Executive.

15. Title and Headings; Construction. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all exhibits or attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words “herein,” “hereof,” “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof.

16. Applicable Law; Submission to Jurisdiction. This Agreement shall in all respects be governed and construed according to the laws of the State of California. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 13 above and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in San Francisco, California.

17. Entire Agreement and Amendment. This Agreement contains the entire agreement of the parties with respect to the matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof, including the Prior Agreement. For the avoidance of doubt, this Agreement does not supersede any award agreements with respect to equity compensation awards outstanding as of the Effective Date (except as expressly modified by the terms of this Agreement) nor does it supersede the Confidential Information and Invention Assignment Agreement, dated as of October 8, 2013. This Agreement may be amended only by a written instrument executed by both parties hereto.

18. Waiver of Breach. Any waiver of this Agreement must be executed by the party to be bound by such waiver. No waiver by either party hereto of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

19. Assignment. This Agreement is personal to Executive, and neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferred by Executive. The Company may assign this Agreement to any of its Affiliates and to any successor (whether by merger, purchase or otherwise) to all or substantially all of the equity, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

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20. Affiliates. For purposes of this Agreement, the term “Affiliates” is defined as any person or entity Controlling, Controlled by, under common Control with the Company, or managed by primarily the same executives as those who manage the day to day operations of the Company. The term “Control,” including the correlative term “Controlled By” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any Company or other ownership interest, by contract or otherwise) of a person or entity. For the purposes of the preceding sentence, Control shall be deemed to exist when a person or entity possesses, directly or indirectly, through one or more intermediaries (a) in the case of a corporation more than 50% of the outstanding voting securities thereof; (b) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (c) in the case of any other person or entity, more than 50% of the economic or beneficial interest therein.

21. Notices. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after such notice is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

(1)       If to the Company, addressed to:

  Pattern Energy Group Inc.

  Attn: General Counsel

  1088 Sansome Street

  San Francisco, CA 94111

  Facsimile: (415) 362-7900

(2)       If to Executive, addressed to the most recent address or other applicable contact information contained in the Company’s personnel records.

22. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or e-mail pdf, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

23. Deemed Resignations. Unless otherwise agreed to in writing by the Company and Executive prior to the termination of Executive’s employment, any termination of Executive’s employment shall constitute: (i) an automatic resignation of Executive as an officer of the Company and each Affiliate of the Company, as applicable, (ii) an automatic termination of any powers of attorney granted to Executive by the Company and each Affiliate of the Company, as applicable, and (iii) an automatic resignation of Executive from the Board (if applicable), from the board of directors of any Affiliate of the Company (if applicable), and from the board of directors or any similar governing body of any

16

corporation, limited liability entity or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body Executive serves as the Company’s or such Affiliate’s designee or other representative (if applicable).

24. Compliance with Code Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any reimbursements under this Agreement are subject to Section 409A, any such reimbursements payable to Executive shall be paid to Executive no later than December 31 of the year following the year in which the expense was incurred; provided that Executive submits Executive’s reimbursement request promptly following the date the expense is incurred, the amount of expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year, other than medical expenses referred to in Section 105(b) of the Code, and Executive’s right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Except as otherwise permitted under Section 409A, no payment hereunder shall be accelerated or deferred unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A.

25. Separate Payments. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code.

[Signature page follows]

17

IN WITNESS WHEREOF, Executive and the Company each have caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date.

EXECUTIVE:

/s/ Hunter H. Armistead
Hunter H. Armistead

COMPANY:

Pattern Energy Group Inc.

By:	/s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer

[Signature Page to Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) constitutes the release referred to in that certain Employment Agreement (the “Employment Agreement”) dated as of             , 2019, by and between Hunter H. Armistead (“Executive”) and Pattern Energy Group Inc. (the “Company”).

(a)       For good and valuable consideration, including the Company’s provision of a severance payment to Executive in accordance with Section 6(f)(i) and Section 7(a) of the Employment Agreement, Executive hereby releases, discharges and forever acquits the Company, its Affiliates (as defined in the Employment Agreement) and subsidiaries, the past, present and future stockholders, members, partners, directors, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties” from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Executive’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any state anti-discrimination law; (xii) any state wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters; (xvi) any and all rights, benefits or claims Executive may have under any employment contract, incentive compensation plan or equity plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any equity or other equity compensation agreement between Executive and the Company and (xvii) any claim for compensation or benefits of any kind not expressly set forth in the Employment Agreement or any equity compensation agreement (collectively, the “Released Claims”). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claims for payments under the Employment Agreement, if such payments are payable after the date of this Agreement, (c) any claim of Executive to vested benefits under an employee benefit plan, (d) any rights or health benefits of Executive under the Consolidated Omnibus Budget Reconciliation Act of 1985 or (e) any rights under the Limited Partnership Agreements of Pattern Energy Holdings LP and/or Pattern Energy Group Holdings 2 LP, respectively. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Executive is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph, any and all potential claims of this nature that Executive may have against the

EXHIBIT A

Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Executive is bound by this Agreement. Anyone who succeeds to rights and responsibilities, including but not limited to successors by merger, heirs or the executor of Executive’s estate, is bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which the Executive may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Executive from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission (“EEOC”) or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Executive understands and agrees that Executive is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.

(b)       Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”) without notifying the Company. The Company may not retaliate against Executive for any of these activities, and nothing in this Agreement or otherwise requires Executive to waive any monetary award or other payment that he might become entitled to from the SEC or any other Government Agency.

(c)       Executive agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Executive represents that, except as provided in Section (b), Executive has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Executive has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(d)       By executing and delivering this Agreement, Executive acknowledges that:

(i)	He has carefully read this Agreement;

(ii)

He has had at least [twenty-one (21)] [forty-five (45)] days to consider this Agreement before the execution and delivery hereof to the Company [Add if 45 days applies: , and he acknowledges that attached to this Agreement are (1) a list of the positions and ages of those employees selected for termination (or participation in the exit incentive or other employment termination program);

EXHIBIT A

(2) a list of the ages of those employees not selected for termination (or participation in such program); and (3) information about the unit affected by the employment termination program of which his termination was a part, including any eligibility factors for such program and any time limits applicable to such program];

(iii)	He has been and hereby is advised in writing that he may, at his option, discuss this Agreement with an attorney of his choice and that he has had adequate opportunity to do so;

(iv)

He fully understands the final and binding effect of this Agreement; the only promises made to him to sign this Agreement are those stated in the Employment Agreement and herein; and he is signing this Agreement voluntarily and of his own free will, and that he understands and agrees to each of the terms of this Agreement; and

(v)

With the exception of any sums that he may be owed pursuant to the Employment Agreement that are not payable until after the date that he has executed this Agreement, Executive has been paid all wages and other compensation to which he is entitled from all Company Parties and received all leaves (paid and unpaid) to which he was entitled during the Employment Period (as defined in the Employment Agreement).

(e)       Executive acknowledges and agrees that he is aware of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

With full awareness and understanding of the above provisions, Executive hereby waives any and all right he may have under Section 1542, as well as under any other statutes or common law principles of similar effect. Executive intends to, and hereby does, release the Released Parties from claims which he does not presently know or suspect to exist.

(f)       Notwithstanding the initial effectiveness of this Agreement, Executive may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Executive delivers this Agreement to the Company (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Executive and must be delivered to the Chairman of the Board of Directors of Pattern Energy Group Inc. before 11:59 p.m., Eastern Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void ab initio. No consideration shall be paid if this Agreement is revoked by Executive in the foregoing manner.

EXHIBIT A

Executed on this              day of                                 .

Hunter H. Armistead

Pattern Energy Group Inc.

By:
Name:
Title:

EXHIBIT A

SCHEDULE 1

Member of the Board of Directors of Gulf Coast Power Association

Exhibit 10.5

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (“Agreement”) is made and entered into as of November 3, 2019 (the “Effective Date”), by and between Pattern Energy Group Inc., a Delaware corporation (hereafter the “Company”), and Esben W. Pedersen (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, dated as of October 2, 2013 (the “Prior Agreement”);

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. During the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve, as Chief Financial Officer of the Company.

2. Duties and Responsibilities of Executive.

(a)

During the Employment Period, Executive shall devote substantially all of Executive’s business time and attention to the business of the Company or its Affiliates, as applicable, will act in the best interests of the Company and will perform with due care Executive’s duties and responsibilities. Executive’s duties will include those normally incidental to the position of Chief Financial Officer as well as such additional duties of an executive and managerial nature, consistent with his position as may be assigned to him by the Board of Directors of the Company (the “Board”), which such duties may include, without limitation, providing executive management services for Pattern Energy Group LP (“PEG LP”) and Pattern Energy Group 2 LP (“PEG 2 LP”) pursuant to the Amended and Restated Multilateral Management Services Agreement by and between the Company, PEG LP and PEG 2 LP dated as of June 16, 2017, and providing services to any of the Company’s Affiliates. Executive agrees to cooperate fully with the Board and not to engage in any activity that materially interferes with the performance of Executive’s duties hereunder. During the Employment Period, Executive will not hold any type of outside employment, engage in any type of consulting or otherwise render services to or for any other person or business concern without the advance written consent of the Board; provided that Executive may manage personal investments and engage in charitable and civic activities, as well as the activities set forth on Schedule 1 hereto, so long as such activities do not materially interfere with Executive’s obligations to the Company or any of its Affiliates, as applicable.

(b)

Executive represents and covenants that, in the course of his employment herein, he shall not use or disclose any confidential or protected information belonging to any of Executive’s previous employers unless specifically allowed to do so under a written agreement, except as provided in Section 9. The Company represents and covenants that, in the course of performing his duties hereunder, Executive shall not be required to disclose any confidential or protected information belonging to any of Executive’s previous employers.

3. Compensation. Any salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes, deductions and withholdings.

(a)

During the Employment Period, the Company shall pay to Executive a base annualized salary of $350,097 (the “Base Salary”) in consideration for Executive’s services under this Agreement, payable on a not less than monthly basis. The Base Salary shall be subject to modification from time to time as determined by the Company in its discretion.

(b)

Executive shall be eligible for a (i) cash incentive award (the “Cash Bonus”) and (ii) long-term equity incentive award with respect to each year that he is employed by the Company (clauses (i) and (ii) collectively, the “Incentive Compensation Award”). The Incentive Compensation Award shall be discretionary and determined under the executive compensation program approved by the Board’s Nominating, Governance and Compensation Committee. The Cash Bonus, if any, will be paid as soon as administratively feasible after the Board approves compensation payments, but for cash payments in no event later than March 15 of the year following the year upon which the payment of the bonus is based. For the avoidance of doubt, special, one-time or off-cycle awards do not qualify as part of Executive’s Incentive Compensation Award.

4. Term of Employment. The initial term of this Agreement shall be for the period beginning on the Effective Date and ending at midnight Eastern Time on the third anniversary of the Effective Date (the “Initial Term”). On the third anniversary of the Effective Date and on each subsequent anniversary of the Effective Date, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Renewal Term”) unless written notice of non-renewal is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term. Notwithstanding the foregoing, upon the occurrence of a Change in Control, this Agreement shall automatically renew and the term of this Agreement shall be for the period beginning on the date of the Change in Control and ending at midnight Eastern Time on the second anniversary of the date of such Change in Control (the “Change in Control Term”), and on the second anniversary of the date of the Change in Control and on each subsequent anniversary thereof, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Change in Control Renewal Term”) unless written notice of non-renewal

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is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Change in Control Term or Change in Control Renewal Term. Notwithstanding any other provision of this Agreement, the Executive’s employment pursuant to this Agreement may be terminated at any time in accordance with Section 6. The period from the Effective Date through the expiration of this Agreement or, if sooner, the termination of Executive’s employment pursuant to this Agreement, regardless of the time or reason for such termination, shall be referred to herein as the “Employment Period.”

5. Benefits. Subject to the terms and conditions of this Agreement, Executive shall be entitled to the following benefits during the Employment Period:

(a)

Benefits. Executive shall be invited to participate in the same benefit plans and fringe benefit policies in which other similarly situated Company employees are eligible to participate. All such participation shall be subject to applicable eligibility requirements and the terms and conditions of all plans and policies.

(b)

Business Expenses. Executive shall be entitled to reimbursement for business expenses under the same policies that apply to other similarly situated Company employees as determined by the Company from time to time.

6. Termination of Employment.

(a)

Company’s Right to Terminate Executive’s Employment for Cause. The Company shall have the right to terminate Executive’s employment with the Company at any time for “Cause.” For purposes of this Agreement, “Cause” shall mean:

(i)

any material breach of this Agreement by Executive, which such material breach remains uncorrected for thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a) is being or has been violated by Executive;

(ii)

Executive’s being the subject of any final, non-appealable order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; conviction of Executive, or plea of nolo contendere by Executive, to any felony or crime involving moral turpitude; or

(iii)

Executive’s material mismanagement in providing material services to the Company or its Affiliates, which such mismanagement is not cured within thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a)(iii) is being or has been violated.

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No finding of Cause pursuant to Section 6(a)(i) or Section 6(a)(iii) shall occur prior to the Company providing written notice to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated and the Executive’s failure to cure such condition following the cure period so indicated.

(b)

Company’s Right to Terminate for Convenience. Upon thirty (30) days advance written notice, the Company shall have the right to terminate Executive’s employment for convenience. For the avoidance of doubt, the Company’s notice of non-renewal in accordance with Section 4 shall not be treated as a termination of Executive’s employment for convenience under this Section 6(b).

(c)

Executive’s Right to Terminate for Good Reason. Executive shall have the right to terminate his employment with the Company at any time for “Good Reason.” For purposes of this Agreement, “Good Reason” shall mean:

(i)	a material diminution in Executive’s authority, title or position, duties, or responsibilities;

(ii)	a material breach by the Company of its obligations to Executive pursuant to this Agreement or a material breach by the Company of its Bylaws or Certificate of Incorporation;

(iii)

the involuntary relocation of the geographic location of Executive’s principal place of employment by more than 40 miles from the location of Executive’s principal place of employment as of the Effective Date; or

(iv)	a diminution in the Executive’s Base Salary.

Notwithstanding the foregoing provisions of this Section 6(c) or any other provision of this Agreement to the contrary, any assertion of Executive of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) Executive must provide written notice to the Company of the condition described in Sections 6(c)(i), 6(c)(ii), 6(c)(iii) or 6(c)(iv) that gives rise to Executive’s belief that Good Reason for termination exists within sixty (60) days after Executive first becomes aware of the initial existence of the condition; (B) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by the Company; and (C) the date of Executive’s termination of employment must occur within ninety-one (91) days after Executive first becomes aware of the initial existence of the condition specified in such notice.

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(d)

Death or Disability. Upon the death or Disability of Executive, Executive’s employment with Company shall terminate with no further obligation under this Agreement of either party, or their successors in interest; provided that the Company shall pay to the estate of Executive any outstanding amounts due under this Agreement. For purposes of this Agreement, a “Disability” shall exist if Executive is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Company; provided that if the Executive disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Company and the Executive for final determination, and the Executive shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Company, Executive shall submit to a mental or physical examination to be performed by an independent physician selected by the Company to assist the Company in making such determination.

(e)

Executive’s Right to Terminate for Convenience. Executive shall have the right to terminate his employment with the Company for convenience at any time upon thirty (30) days advance written notice to the Company.

(f)	Effect of Termination.

(i)

If Executive’s employment terminates pursuant to Sections 6(b) or 6(c) above, and Executive executes a Release Agreement in a form satisfactory to the Company, which such form will be substantially in the form of Exhibit A (the “Release”), and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Company shall make a payment to Executive equal to the sum of 1.0 times the Executive’s Base Salary and 1.8 times the Executive’s Average Bonus Amount (the “Severance Payment”). For purposes of the foregoing, “Average Bonus Amount” means the average of the most recent two Cash Bonus amounts paid to the Executive. The Severance Payment shall be paid, in a lump sum within twenty (20) days after the Release becomes irrevocable; provided, however, that (i) if the Executive’s termination of employment occurs during the last seventy-three (73) days of any calendar year, the Severance Payment will in all events be paid in the following calendar year, and (ii) if Severance Payment would be subject to additional taxes and interest under Section 409A of the Internal Revenue Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Internal Revenue Code, then such payment shall be paid on the

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date that is six (6) months after the date of Executive’s termination of employment with the Company (or if such payment date does not fall on a business day of Company, the next following business day of Company), or such earlier date upon which such payment can be paid under Section 409A of the Internal Revenue Code without being subject to such additional taxes and interest. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code. If Executive is eligible for continuation insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and has timely elected such coverage, then the Company shall waive the cost to the Executive of COBRA continuation coverage for the twelve (12) months following a termination of employment pursuant to Sections 6(b), 6(c), 6(d) (in case of Disability) above; provided that, in order to receive such waiver, Executive must not be eligible to participate in the group health plan of any other employer. For the avoidance of doubt, the Executive will be responsible for any applicable taxes and withholding on the waived COBRA cost.

(ii)

Upon the termination of Executive’s employment for any reason, all earned, unpaid Base Salary, any accrued, unused paid time off, and in the event of a termination pursuant to Section 6(b) or (c) earned but unpaid Cash Bonus, if any, for the immediately preceding year shall be paid to Executive no later than within 72 hours of his last day of employment or such earlier time as may be required by law. With the exception of any payments to which Executive may be entitled, including but not limited to expense reimbursements and indemnification or other payment rights under any ancillary agreement between Company and Executive, and that are payable after the termination of this Agreement, the Company shall have no further obligation under this Agreement to make payments to Executive.

(g)

Termination of Employment. All references in this Agreement to Executive’s termination of employment shall mean and be deemed to occur only if and when a “separation from service” within the meaning of Section 409A and the applicable regulations thereunder has occurred.

7. Change in Control.

(a)

Termination. If, on or within twenty-four (24) months after a Change in Control, Executive’s employment is terminated by Company or its successor without Cause pursuant to Section 6(a) or if the Executive resigns for Good Reason pursuant to Section 6(c), and Executive

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executes the Release and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Executive’s Company equity grants (including without limitation stock options, stock units and stock awards) that are outstanding immediately prior to the Executive’s termination of employment shall vest in full and/or become immediately exercisable or payable, as applicable, on the date of termination of Executive’s employment and, with respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement of such conditions as follows:

(i)

If the Change in Control and such termination each occur prior to the end of the applicable measurement period for such performance-based or market-based conditions, such conditions will be deemed to have been satisfied based on achievement of target performance (which for the avoidance of the doubt means hitting the midpoint of any target ranges, including a 50% ranking among peer total shareholder return and “at par” for any subjective rankings);

(ii)

If the termination occurs following a Change in Control after the end of the applicable measurement period for such performance-based or market-based conditions, the satisfaction of such conditions will be based on the Company’s actual performance relative to such conditions.

(b)

For the purposes of this Agreement, “Change in Control” shall have the meaning for such term in the Amended and Restated Pattern Energy Group Inc. 2013 Equity Incentive Award Plan (or its successor from time to time).

(c)

Section 280 Contingent Cutback. Executive shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any payment received under this Agreement or otherwise, including any excise tax imposed by Section 4999 of the Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement or otherwise or in connection with the Executive’s termination of employment pursuant to Section 7(a) (collectively, the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Payments shall be reduced by an amount necessary to prevent any portion of the Payments from being nondeductible by the Company under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code; provided that, by reason of

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such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no reduction was made. Any such reduction shall be made in accordance with Section 409A of the Internal Revenue Code and the following: (i) cash payments shall be reduced before non-cash payments and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

8. Conflicts of Interest. Executive agrees that he shall promptly disclose to the Board any conflict of interest involving Executive upon Executive becoming aware of such conflict.

9. Protected Rights.

(a)

Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information to the Company, his supervisor(s), the Securities and Exchange Commission (“SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit the Executive from disclosing this Agreement to, or from communicating directly with or providing information to his supervisor(s), the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”). Executive may communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other Governmental Agency without notifying the Company. The Company may not retaliate against Executive for any of these activities.

(b)

Defend Trade Secrets Act. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Company and Executive acknowledge and agree that Executive shall not have criminal or civil liability under any federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive’s attorney and may use the trade secret information

8

in the court proceeding, if Executive (X) files any document containing the trade secret under seal and (Y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or otherwise is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section.

10. Confidentiality. Executive acknowledges and agrees that, in the course of his employment with the Company, he will be provided with, and have access to, valuable Confidential Information of the Company, its Affiliates and of third parties who have supplied such information to the Company or its Affiliates, as applicable. In consideration of Executive’s receipt and access to such Confidential Information and in exchange for other valuable consideration provided hereunder, Executive agrees to comply with this Section 10.

(a)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, except as expressly permitted by this Agreement (including in Section 9) or by directive of the Board, he shall not disclose any Confidential Information to any Person and shall not use any Confidential Information except for the benefit of the Company or any of its Affiliates. He shall take all reasonable precautions to protect the physical security of all documents and other material containing Confidential Information (regardless of the medium on which the Confidential Information is stored). This covenant shall apply to all Confidential Information, whether now known or later to become known to Executive during the Employment Period.

(b)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, that he shall not disparage the Company or any of its Affiliates or any of their respective wind farms, projects, services, directors, officers, shareholders, attorneys or employees, or any person or entity acting by, through, under or in concert with any of them, in any written or oral statement, except as provided in Section 9. Nothing in this Section 10(b) shall prohibit him from testifying truthfully in any court or arbitral proceeding, government investigation, or in response to any lawfully issued subpoena.

(c)

Executive covenants and agrees that for a period of twenty-four (24) months following termination for any reason he will not either directly or indirectly solicit, induce, recruit or encourage any employees of the Company or its Affiliates to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company or its Affiliates for the benefit of the Executive or the benefit of any third party.

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(d)	Notwithstanding Section 10(a), Executive may make the following disclosures and uses of Confidential Information:

(i)

disclosures to partners, members, executives, officers, managers, directors, attorneys, agents, consultants, or employees of the Company or its Affiliates or their lenders or investors or potential lenders or investors who have a need to know the information in connection with the business of the Company or its Affiliates;

(ii)

disclosures to customers and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with Executive’s performance of his services under this Agreement and is in the best interests of the Company;

(iii)	disclosures and uses that are approved by the Board;

(iv)

disclosures to a Person that has been retained by the Company to provide services to the Company, and who has a need to know the information in connection with the business of the Company or its Affiliates;

(v)	disclosures for the purpose of complying with any applicable laws or regulatory requirements;

(vi)	disclosures for the purpose of complying with judicial or administrative rules or rules of professional conduct that are binding on Executive;

(vii)	disclosures to the SEC and/or its Office of the Whistleblower or any other Government Agency as set forth in Section 9; or

(viii)

disclosures that Executive is legally compelled to make by deposition, interrogatory, request for documents, subpoena, civil investigative demand, order of a court of competent jurisdiction, or similar process, or otherwise by law; provided, however, that, prior to any such disclosure, Executive shall, to the extent legally permissible:

(A)	provide the Board with prompt notice of such requirements so that the Board may seek a protective order or other appropriate remedy or waive compliance with the terms of this Section 10;

(B)	consult with the Board on the advisability of taking steps to resist or narrow such disclosure; and

(C)

cooperate with the Board (at the Company’s reasonable cost and expense) in any attempt it may make to obtain a protective order or other appropriate remedy or assurance that confidential treatment will be afforded the

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Confidential Information; and in the event such protective order or other remedy is not obtained, Executive agrees (1) to furnish only that portion of the Confidential Information that is legally required to be furnished and (2) to exercise (at the Company’s reasonable cost and expense) all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

(e)

Upon the expiration of the Employment Period and at any other time upon request of the Company, Executive shall surrender and deliver to the Company all documents (including without limitation electronically stored information) and other material of any nature containing or reflecting any Confidential Information in Executive’s possession and shall not retain any such document or other material, except as provided in Section 9. Within ten (10) days of any such request, Executive shall certify to the Company in writing that all such materials have been returned to the Company.

(f)

“Confidential Information” is all non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the Employment Period (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to the Company’s or any of its Affiliates’ businesses or properties, products or services (including, without limitation, all such information relating to corporate opportunities, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) that may exist from time-to-time in the areas of power generation or transmission or any other enterprise in which the Company is engaged, or is planning to be engaged to Executive’s knowledge. Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voicemail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any Confidential Information are and shall be the sole and exclusive property of the Company or its Affiliates and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement.

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11. Ownership of Intellectual Property.

(a)

Executive hereby acknowledges and agrees that the Company shall exclusively own any and all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and any and all other intellectual and industrial property or similar propriety rights of any sort throughout the world (“Intellectual Property Rights”) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas, discoveries, methods, work products, improvements, developments, and information, in each case, authored, derived, created, contributed to, made or conceived or reduced to practice or otherwise developed, in whole or in part, whether solely or jointly with others, by Executive during the Employment Period which (i) relate, at the time of authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof, to the Company’s or any of its Affiliates’ actual or reasonably anticipated business or research or development, or (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s or its Affiliates’ equipment, supplies, facilities, Intellectual Property Rights, trade secret information or other Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive will promptly disclose any and all Company Intellectual Property to the Company in writing upon the authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof.

(b)

All such Company Intellectual Property shall be deemed to be “works made for hire” under applicable law (including the Copyright Act of 1976, as amended) on behalf of the Company. To the extent any such Company Intellectual Property is not deemed to be “works made for hire”, Executive agrees to assign and does hereby irrevocably assign to the Company all of Executive’s right, title and interest in, to and under such Company Intellectual Property. Executive hereby agrees to perform, during and after the Employment Period, all reasonable acts deemed necessary or desirable by the Company to assist the Company, without additional compensation to Executive but at the Company’s expense, in obtaining, protecting, perfecting and enforcing its rights throughout the world in the Company Intellectual Property. Such acts may include, but are not limited to, execution of documents and reasonable assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications for registration of Intellectual Property Rights, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other Intellectual Property Rights, and (iii) in other legal proceedings related to the Company Intellectual Property. Executive hereby irrevocably appoints the Company as his attorney-in-fact to execute on his behalf any and all assignments or other documents deemed necessary or desirable by the Company in connection with any of the foregoing acts.

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12. Defense of Claims. Executive agrees that, during the Employment Period and thereafter, upon reasonable request from the Company, Executive will reasonably cooperate with the Company or its Affiliates in the defense of any claims or actions that may be made by or against the Company or its Affiliates that relate to Executive’s actual or prior areas of responsibility, except as provided in Section 9 or if Executive’s reasonable interests are adverse to the Company or its Affiliate(s), as applicable, in such claim or action. The Company agrees to pay or reimburse Executive for all of Executive’s reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with Executive’s obligations under this Section 12, provided that Executive provides reasonable documentation of same no later than thirty (30) days after incurring such expenses. Reimbursement of expenses under this Section 12 shall be made no later than thirty (30) days after Executive submits all supporting documentation. Executive is not permitted to receive a payment or benefit in lieu of or in exchange for reimbursement under this Section 12. The amount of expenses eligible for reimbursement in one year will not affect the amount of expenses eligible for reimbursement in any other year.

13. Arbitration.

(a)

Subject to Section 13(b), any dispute, controversy or claim between Executive and the Company arising out of or relating to this Agreement or Executive’s employment with the Company will be finally settled by arbitration in San Francisco, California, and in accordance with the rules for the resolution of employment disputes then in effect of, the American Arbitration Association (“AAA”). The arbitration award shall be final and binding on both parties.

(b)

Any arbitration conducted under this Section 13 shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the Employment Arbitration Rules of the AAA. The disputing party desiring to initiate arbitration hereunder in connection with any dispute shall provide written notice to the other disputing party, which notice shall set forth the demand for arbitration, and include a statement of the matter underlying the dispute.

(c)

The Arbitrator shall expeditiously (and, if possible, within ninety (90) days after selection) hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as he deems relevant to the dispute before him (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction, or to an attorney-client or other privilege), and (ii) grant injunctive relief and enforce specific performance. If he

13

deems necessary, the Arbitrator may propose to the disputing parties that one or more other experts be retained to assist it in resolving the dispute. The retention of such other experts shall require the unanimous consent of the disputing parties, which shall not be unreasonably withheld. Each disputing party, the Arbitrator, and any proposed expert shall disclose to the other disputing party any business, personal or other relationship or affiliation that may exist between such disputing party (or the Arbitrator) and such proposed expert; and any disputing party may disapprove of such proposed expert on the basis of such relationship or affiliation. The decision of the Arbitrator (which shall be rendered in writing) shall be final, non-appealable and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction; provided that the parties agree that the Arbitrator and any court enforcing the award of the Arbitrator shall not have the right or authority to award punitive or exemplary damages to any disputing party.

(d)

Each side shall share equally the cost of the arbitration and bear its own costs and attorneys’ fees incurred in connection with any arbitration, and the Arbitrator shall not have the power to award fees or expenses to either party notwithstanding any contrary provisions of the Employment Arbitration Rules of the AAA. Notwithstanding the preceding sentence, if the dispute, controversy or claim arises after a Change in Control and if Executive prevails on at least one material claim the Company shall reimburse the Executive for all reasonable costs and attorneys’ fees incurred.

(e)

Notwithstanding Section 13(a), an application for emergency or temporary injunctive relief by either party shall not be subject to arbitration under this Section 13; provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 13.

(f)

BY ENTERING INTO THIS AGREEMENT AND ENTERING INTO THE ARBITRATION PROVISIONS OF THIS SECTION 13, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING ANY RIGHTS TO A JURY TRIAL.

(g)

Nothing in this Section 13 shall prohibit a party to this Agreement from (i) instituting litigation to enforce any arbitration award, or (ii) joining another party to this Agreement in a litigation initiated by a Person which is not a party to this Agreement.

(h)	Except as required by law, neither party nor its representatives may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the other party.

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14. Withholdings; Right of Offset. The Company may withhold and deduct from any payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling or (b) any deductions consented to in writing by Executive.

15. Title and Headings; Construction. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all exhibits or attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words “herein,” “hereof,” “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof.

16. Applicable Law; Submission to Jurisdiction. This Agreement shall in all respects be governed and construed according to the laws of the State of California. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 13 above and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in San Francisco, California.

17. Entire Agreement and Amendment. This Agreement contains the entire agreement of the parties with respect to the matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof, including the Prior Agreement. For the avoidance of doubt, this Agreement does not supersede any award agreements with respect to equity compensation awards outstanding as of the Effective Date (except as expressly modified by the terms of this Agreement) nor does it supersede the Confidential Information and Invention Assignment Agreement, dated as of October 10, 2013. This Agreement may be amended only by a written instrument executed by both parties hereto.

18. Waiver of Breach. Any waiver of this Agreement must be executed by the party to be bound by such waiver. No waiver by either party hereto of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

19. Assignment. This Agreement is personal to Executive, and neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferred by Executive. The Company may assign this Agreement to any of its Affiliates and to any successor (whether by merger, purchase or otherwise) to all or substantially all of the equity, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

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20. Affiliates. For purposes of this Agreement, the term “Affiliates” is defined as any person or entity Controlling, Controlled by, under common Control with the Company, or managed by primarily the same executives as those who manage the day to day operations of the Company. The term “Control,” including the correlative term “Controlled By” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any Company or other ownership interest, by contract or otherwise) of a person or entity. For the purposes of the preceding sentence, Control shall be deemed to exist when a person or entity possesses, directly or indirectly, through one or more intermediaries (a) in the case of a corporation more than 50% of the outstanding voting securities thereof; (b) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (c) in the case of any other person or entity, more than 50% of the economic or beneficial interest therein.

21. Notices. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after such notice is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

(1)       If to the Company, addressed to:

  Pattern Energy Group Inc.

  Attn: General Counsel

  1088 Sansome Street

  San Francisco, CA 94111

  Facsimile: (415) 362-7900

(2)       If to Executive, addressed to the most recent address or other applicable contact information contained in the Company’s personnel records.

22. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or e-mail pdf, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

23. Deemed Resignations. Unless otherwise agreed to in writing by the Company and Executive prior to the termination of Executive’s employment, any termination of Executive’s employment shall constitute: (i) an automatic resignation of Executive as an officer of the Company and each Affiliate of the Company, as applicable, (ii) an automatic termination of any powers of attorney granted to Executive by the Company and each Affiliate of the Company, as applicable, and (iii) an automatic resignation of Executive from the Board (if applicable), from the board of directors of any Affiliate of the Company (if applicable), and from the board of directors or any similar governing body of any

16

corporation, limited liability entity or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body Executive serves as the Company’s or such Affiliate’s designee or other representative (if applicable).

24. Compliance with Code Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any reimbursements under this Agreement are subject to Section 409A, any such reimbursements payable to Executive shall be paid to Executive no later than December 31 of the year following the year in which the expense was incurred; provided that Executive submits Executive’s reimbursement request promptly following the date the expense is incurred, the amount of expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year, other than medical expenses referred to in Section 105(b) of the Code, and Executive’s right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Except as otherwise permitted under Section 409A, no payment hereunder shall be accelerated or deferred unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A.

25. Separate Payments. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code.

[Signature page follows]

17

IN WITNESS WHEREOF, Executive and the Company each have caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date.

EXECUTIVE:

/s/ Esben W. Pedersen
Esben W. Pedersen

COMPANY:

Pattern Energy Group Inc.

By:	/s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer

[Signature Page to Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) constitutes the release referred to in that certain Employment Agreement (the “Employment Agreement”) dated as of             , 2019, by and between Esben W. Pedersen (“Executive”) and Pattern Energy Group Inc. (the “Company”).

(a)       For good and valuable consideration, including the Company’s provision of a severance payment to Executive in accordance with Section 6(f)(i) and Section 7(a) of the Employment Agreement, Executive hereby releases, discharges and forever acquits the Company, its Affiliates (as defined in the Employment Agreement) and subsidiaries, the past, present and future stockholders, members, partners, directors, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties” from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Executive’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any state anti-discrimination law; (xii) any state wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters; (xvi) any and all rights, benefits or claims Executive may have under any employment contract, incentive compensation plan or equity plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any equity or other equity compensation agreement between Executive and the Company and (xvii) any claim for compensation or benefits of any kind not expressly set forth in the Employment Agreement or any equity compensation agreement (collectively, the “Released Claims”). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claims for payments under the Employment Agreement, if such payments are payable after the date of this Agreement, (c) any claim of Executive to vested benefits under an employee benefit plan, (d) any rights or health benefits of Executive under the Consolidated Omnibus Budget Reconciliation Act of 1985 or (e) any rights under the Limited Partnership Agreements of Pattern Energy Holdings LP and/or Pattern Energy Group Holdings 2 LP, respectively. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Executive is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph, any and all potential claims of this nature that Executive may have against the

EXHIBIT A

Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Executive is bound by this Agreement. Anyone who succeeds to rights and responsibilities, including but not limited to successors by merger, heirs or the executor of Executive’s estate, is bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which the Executive may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Executive from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission (“EEOC”) or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Executive understands and agrees that Executive is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.

(b)       Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”) without notifying the Company. The Company may not retaliate against Executive for any of these activities, and nothing in this Agreement or otherwise requires Executive to waive any monetary award or other payment that he might become entitled to from the SEC or any other Government Agency.

(c)       Executive agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Executive represents that, except as provided in Section (b), Executive has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Executive has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(d)       By executing and delivering this Agreement, Executive acknowledges that:

(i)	He has carefully read this Agreement;

(ii)

He has had at least [twenty-one (21)] [forty-five (45)] days to consider this Agreement before the execution and delivery hereof to the Company [Add if 45 days applies: , and he acknowledges that attached to this Agreement are (1) a list of the positions and ages of those employees selected for termination (or participation in the exit incentive or other employment termination program);

EXHIBIT A

(2) a list of the ages of those employees not selected for termination (or participation in such program); and (3) information about the unit affected by the employment termination program of which his termination was a part, including any eligibility factors for such program and any time limits applicable to such program];

(iii)	He has been and hereby is advised in writing that he may, at his option, discuss this Agreement with an attorney of his choice and that he has had adequate opportunity to do so;

(iv)

He fully understands the final and binding effect of this Agreement; the only promises made to him to sign this Agreement are those stated in the Employment Agreement and herein; and he is signing this Agreement voluntarily and of his own free will, and that he understands and agrees to each of the terms of this Agreement; and

(v)

With the exception of any sums that he may be owed pursuant to the Employment Agreement that are not payable until after the date that he has executed this Agreement, Executive has been paid all wages and other compensation to which he is entitled from all Company Parties and received all leaves (paid and unpaid) to which he was entitled during the Employment Period (as defined in the Employment Agreement).

(e)       Executive acknowledges and agrees that he is aware of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

With full awareness and understanding of the above provisions, Executive hereby waives any and all right he may have under Section 1542, as well as under any other statutes or common law principles of similar effect. Executive intends to, and hereby does, release the Released Parties from claims which he does not presently know or suspect to exist.

(f)       Notwithstanding the initial effectiveness of this Agreement, Executive may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Executive delivers this Agreement to the Company (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Executive and must be delivered to the Chairman of the Board of Directors of Pattern Energy Group Inc. before 11:59 p.m., Eastern Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void ab initio. No consideration shall be paid if this Agreement is revoked by Executive in the foregoing manner.

EXHIBIT A

Executed on this              day of                                 .

Esben W. Pedersen

Pattern Energy Group Inc.

By:
Name:
Title:

EXHIBIT A

SCHEDULE 1

None

Exhibit 10.6

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (“Agreement”) is made and entered into as of November 3, 2019 (the “Effective Date”), by and between Pattern Energy Group Inc., a Delaware corporation (hereafter the “Company”), and Daniel M. Elkort (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, dated as of October 2, 2013 (the “Prior Agreement”);

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. During the Employment Period (as defined in Section 4 below), the Company shall employ Executive, and Executive shall serve, as Executive Vice President and Chief Legal Officer of the Company.

2. Duties and Responsibilities of Executive.

(a)

During the Employment Period, Executive shall devote substantially all of Executive’s business time and attention to the business of the Company or its Affiliates, as applicable, will act in the best interests of the Company and will perform with due care Executive’s duties and responsibilities. Executive’s duties will include those normally incidental to the position of Executive Vice President and Chief Legal Officer as well as such additional duties of an executive and managerial nature, consistent with his position as may be assigned to him by the Board of Directors of the Company (the “Board”), which such duties may include, without limitation, providing executive management services for Pattern Energy Group LP (“PEG LP”) and Pattern Energy Group 2 LP (“PEG 2 LP”) pursuant to the Amended and Restated Multilateral Management Services Agreement by and between the Company, PEG LP and PEG 2 LP dated as of June 16, 2017, and providing services to any of the Company’s Affiliates. Executive agrees to cooperate fully with the Board and not to engage in any activity that materially interferes with the performance of Executive’s duties hereunder. During the Employment Period, Executive will not hold any type of outside employment, engage in any type of consulting or otherwise render services to or for any other person or business concern without the advance written consent of the Board; provided that Executive may manage personal investments and engage in charitable and civic activities, as well as the activities set forth on Schedule 1 hereto, so long as such activities do not materially interfere with Executive’s obligations to the Company or any of its Affiliates, as applicable.

(b)

Executive represents and covenants that, in the course of his employment herein, he shall not use or disclose any confidential or protected information belonging to any of Executive’s previous employers unless specifically allowed to do so under a written agreement, except as provided in Section 9. The Company represents and covenants that, in the course of performing his duties hereunder, Executive shall not be required to disclose any confidential or protected information belonging to any of Executive’s previous employers.

3. Compensation. Any salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes, deductions and withholdings.

(a)

During the Employment Period, the Company shall pay to Executive a base annualized salary of $338,275 (the “Base Salary”) in consideration for Executive’s services under this Agreement, payable on a not less than monthly basis. The Base Salary shall be subject to modification from time to time as determined by the Company in its discretion.

(b)

Executive shall be eligible for a (i) cash incentive award (the “Cash Bonus”) and (ii) long-term equity incentive award with respect to each year that he is employed by the Company (clauses (i) and (ii) collectively, the “Incentive Compensation Award”). The Incentive Compensation Award shall be discretionary and determined under the executive compensation program approved by the Board’s Nominating, Governance and Compensation Committee. The Cash Bonus, if any, will be paid as soon as administratively feasible after the Board approves compensation payments, but for cash payments in no event later than March 15 of the year following the year upon which the payment of the bonus is based. For the avoidance of doubt, special, one-time or off-cycle awards do not qualify as part of Executive’s Incentive Compensation Award.

4. Term of Employment. The initial term of this Agreement shall be for the period beginning on the Effective Date and ending at midnight Eastern Time on the third anniversary of the Effective Date (the “Initial Term”). On the third anniversary of the Effective Date and on each subsequent anniversary of the Effective Date, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Renewal Term”) unless written notice of non-renewal is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term. Notwithstanding the foregoing, upon the occurrence of a Change in Control, this Agreement shall automatically renew and the term of this Agreement shall be for the period beginning on the date of the Change in Control and ending at midnight Eastern Time on the second anniversary of the date of such Change in Control (the “Change in Control Term”), and on the second anniversary of the date of the Change in Control and on each subsequent anniversary thereof, this Agreement shall automatically renew and extend for a period of twelve (12) months (each such 12-month period being a “Change in Control Renewal Term”) unless written notice of non-renewal

2

is delivered from either party to the other not less than sixty (60) days prior to the expiration of the then-existing Change in Control Term or Change in Control Renewal Term. Notwithstanding any other provision of this Agreement, the Executive’s employment pursuant to this Agreement may be terminated at any time in accordance with Section 6. The period from the Effective Date through the expiration of this Agreement or, if sooner, the termination of Executive’s employment pursuant to this Agreement, regardless of the time or reason for such termination, shall be referred to herein as the “Employment Period.”

5. Benefits. Subject to the terms and conditions of this Agreement, Executive shall be entitled to the following benefits during the Employment Period:

(a)

Benefits. Executive shall be invited to participate in the same benefit plans and fringe benefit policies in which other similarly situated Company employees are eligible to participate. All such participation shall be subject to applicable eligibility requirements and the terms and conditions of all plans and policies.

(b)

Business Expenses. Executive shall be entitled to reimbursement for business expenses under the same policies that apply to other similarly situated Company employees as determined by the Company from time to time.

6. Termination of Employment.

(a)

Company’s Right to Terminate Executive’s Employment for Cause. The Company shall have the right to terminate Executive’s employment with the Company at any time for “Cause.” For purposes of this Agreement, “Cause” shall mean:

(i)

any material breach of this Agreement by Executive, which such material breach remains uncorrected for thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a) is being or has been violated by Executive;

(ii)

Executive’s being the subject of any final, non-appealable order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud, including without limitation any order in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied; conviction of Executive, or plea of nolo contendere by Executive, to any felony or crime involving moral turpitude; or

(iii)

Executive’s material mismanagement in providing material services to the Company or its Affiliates, which such mismanagement is not cured within thirty (30) days after the Company provides Executive written notice of its belief that this Section 6(a)(iii) is being or has been violated.

3

No finding of Cause pursuant to Section 6(a)(i) or Section 6(a)(iii) shall occur prior to the Company providing written notice to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated and the Executive’s failure to cure such condition following the cure period so indicated.

(b)

Company’s Right to Terminate for Convenience. Upon thirty (30) days advance written notice, the Company shall have the right to terminate Executive’s employment for convenience. For the avoidance of doubt, the Company’s notice of non-renewal in accordance with Section 4 shall not be treated as a termination of Executive’s employment for convenience under this Section 6(b).

(c)

Executive’s Right to Terminate for Good Reason. Executive shall have the right to terminate his employment with the Company at any time for “Good Reason.” For purposes of this Agreement, “Good Reason” shall mean:

(i)	a material diminution in Executive’s authority, title or position, duties, or responsibilities;

(ii)	a material breach by the Company of its obligations to Executive pursuant to this Agreement or a material breach by the Company of its Bylaws or Certificate of Incorporation;

(iii)

the involuntary relocation of the geographic location of Executive’s principal place of employment by more than 40 miles from the location of Executive’s principal place of employment as of the Effective Date; or

(iv)	a diminution in the Executive’s Base Salary.

Notwithstanding the foregoing provisions of this Section 6(c) or any other provision of this Agreement to the contrary, any assertion of Executive of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) Executive must provide written notice to the Company of the condition described in Sections 6(c)(i), 6(c)(ii), 6(c)(iii) or 6(c)(iv) that gives rise to Executive’s belief that Good Reason for termination exists within sixty (60) days after Executive first becomes aware of the initial existence of the condition; (B) the condition specified in such notice must remain uncorrected for thirty (30) days after receipt of such notice by the Company; and (C) the date of Executive’s termination of employment must occur within ninety-one (91) days after Executive first becomes aware of the initial existence of the condition specified in such notice.

4

(d)

Death or Disability. Upon the death or Disability of Executive, Executive’s employment with Company shall terminate with no further obligation under this Agreement of either party, or their successors in interest; provided that the Company shall pay to the estate of Executive any outstanding amounts due under this Agreement. For purposes of this Agreement, a “Disability” shall exist if Executive is unable to perform the essential functions of his position, with reasonable accommodation, due to physical or mental illness or injury which continues for a period in excess of four (4) consecutive months. The determination of a Disability will be made by the Company; provided that if the Executive disputes the determination, the matter shall be submitted to a qualified doctor mutually acceptable to the Company and the Executive for final determination, and the Executive shall submit to such examinations as the doctor shall reasonably request in order to enable the doctor to make the determination. If requested by the Company, Executive shall submit to a mental or physical examination to be performed by an independent physician selected by the Company to assist the Company in making such determination.

(e)

Executive’s Right to Terminate for Convenience. Executive shall have the right to terminate his employment with the Company for convenience at any time upon thirty (30) days advance written notice to the Company.

(f)	Effect of Termination.

(i)

If Executive’s employment terminates pursuant to Sections 6(b) or 6(c) above, and Executive executes a Release Agreement in a form satisfactory to the Company, which such form will be substantially in the form of Exhibit A (the “Release”), and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Company shall make a payment to Executive equal to the sum of 1.0 times the Executive’s Base Salary and 1.8 times the Executive’s Average Bonus Amount (the “Severance Payment”). For purposes of the foregoing, “Average Bonus Amount” means the average of the most recent two Cash Bonus amounts paid to the Executive. The Severance Payment shall be paid, in a lump sum within twenty (20) days after the Release becomes irrevocable; provided, however, that (i) if the Executive’s termination of employment occurs during the last seventy-three (73) days of any calendar year, the Severance Payment will in all events be paid in the following calendar year, and (ii) if Severance Payment would be subject to additional taxes and interest under Section 409A of the Internal Revenue Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Internal Revenue Code, then such payment shall be paid on the

5

date that is six (6) months after the date of Executive’s termination of employment with the Company (or if such payment date does not fall on a business day of Company, the next following business day of Company), or such earlier date upon which such payment can be paid under Section 409A of the Internal Revenue Code without being subject to such additional taxes and interest. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code. If Executive is eligible for continuation insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and has timely elected such coverage, then the Company shall waive the cost to the Executive of COBRA continuation coverage for the twelve (12) months following a termination of employment pursuant to Sections 6(b), 6(c), 6(d) (in case of Disability) above; provided that, in order to receive such waiver, Executive must not be eligible to participate in the group health plan of any other employer. For the avoidance of doubt, the Executive will be responsible for any applicable taxes and withholding on the waived COBRA cost.

(ii)

Upon the termination of Executive’s employment for any reason, all earned, unpaid Base Salary, any accrued, unused paid time off, and in the event of a termination pursuant to Section 6(b) or (c) earned but unpaid Cash Bonus, if any, for the immediately preceding year shall be paid to Executive no later than within 72 hours of his last day of employment or such earlier time as may be required by law. With the exception of any payments to which Executive may be entitled, including but not limited to expense reimbursements and indemnification or other payment rights under any ancillary agreement between Company and Executive, and that are payable after the termination of this Agreement, the Company shall have no further obligation under this Agreement to make payments to Executive.

(g)

Termination of Employment. All references in this Agreement to Executive’s termination of employment shall mean and be deemed to occur only if and when a “separation from service” within the meaning of Section 409A and the applicable regulations thereunder has occurred.

7. Change in Control.

(a)

Termination. If, on or within twenty-four (24) months after a Change in Control, Executive’s employment is terminated by Company or its successor without Cause pursuant to Section 6(a) or if the Executive resigns for Good Reason pursuant to Section 6(c), and Executive

6

executes the Release and the Release becomes irrevocable within fifty-three (53) days of the date Executive’s employment is terminated, the Executive’s Company equity grants (including without limitation stock options, stock units and stock awards) that are outstanding immediately prior to the Executive’s termination of employment shall vest in full and/or become immediately exercisable or payable, as applicable, on the date of termination of Executive’s employment and, with respect to any such equity grants that vest in whole or in part based on the satisfaction of performance-based or market-based conditions, such equity grants will vest with such conditions deemed to have been satisfied based on achievement of such conditions as follows:

(i)

If the Change in Control and such termination each occur prior to the end of the applicable measurement period for such performance-based or market-based conditions, such conditions will be deemed to have been satisfied based on achievement of target performance (which for the avoidance of the doubt means hitting the midpoint of any target ranges, including a 50% ranking among peer total shareholder return and “at par” for any subjective rankings);

(ii)

If the termination occurs following a Change in Control after the end of the applicable measurement period for such performance-based or market-based conditions, the satisfaction of such conditions will be based on the Company’s actual performance relative to such conditions.

(b)

For the purposes of this Agreement, “Change in Control” shall have the meaning for such term in the Amended and Restated Pattern Energy Group Inc. 2013 Equity Incentive Award Plan (or its successor from time to time).

(c)

Section 280 Contingent Cutback. Executive shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any payment received under this Agreement or otherwise, including any excise tax imposed by Section 4999 of the Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement or otherwise or in connection with the Executive’s termination of employment pursuant to Section 7(a) (collectively, the “Payments”) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Payments shall be reduced by an amount necessary to prevent any portion of the Payments from being nondeductible by the Company under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code; provided that, by reason of

7

such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no reduction was made. Any such reduction shall be made in accordance with Section 409A of the Internal Revenue Code and the following: (i) cash payments shall be reduced before non-cash payments and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

8. Conflicts of Interest. Executive agrees that he shall promptly disclose to the Board any conflict of interest involving Executive upon Executive becoming aware of such conflict.

9. Protected Rights.

(a)

Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information to the Company, his supervisor(s), the Securities and Exchange Commission (“SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit the Executive from disclosing this Agreement to, or from communicating directly with or providing information to his supervisor(s), the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”). Executive may communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other Governmental Agency without notifying the Company. The Company may not retaliate against Executive for any of these activities.

(b)

Defend Trade Secrets Act. Pursuant to Section 7 of the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the Company and Executive acknowledge and agree that Executive shall not have criminal or civil liability under any federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive’s attorney and may use the trade secret information

8

in the court proceeding, if Executive (X) files any document containing the trade secret under seal and (Y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement or otherwise is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section.

10. Confidentiality. Executive acknowledges and agrees that, in the course of his employment with the Company, he will be provided with, and have access to, valuable Confidential Information of the Company, its Affiliates and of third parties who have supplied such information to the Company or its Affiliates, as applicable. In consideration of Executive’s receipt and access to such Confidential Information and in exchange for other valuable consideration provided hereunder, Executive agrees to comply with this Section 10.

(a)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, except as expressly permitted by this Agreement (including in Section 9) or by directive of the Board, he shall not disclose any Confidential Information to any Person and shall not use any Confidential Information except for the benefit of the Company or any of its Affiliates. He shall take all reasonable precautions to protect the physical security of all documents and other material containing Confidential Information (regardless of the medium on which the Confidential Information is stored). This covenant shall apply to all Confidential Information, whether now known or later to become known to Executive during the Employment Period.

(b)

Executive covenants and agrees, both during the term of the Employment Period and thereafter, that he shall not disparage the Company or any of its Affiliates or any of their respective wind farms, projects, services, directors, officers, shareholders, attorneys or employees, or any person or entity acting by, through, under or in concert with any of them, in any written or oral statement, except as provided in Section 9. Nothing in this Section 10(b) shall prohibit him from testifying truthfully in any court or arbitral proceeding, government investigation, or in response to any lawfully issued subpoena.

(c)

Executive covenants and agrees that for a period of twenty-four (24) months following termination for any reason he will not either directly or indirectly solicit, induce, recruit or encourage any employees of the Company or its Affiliates to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company or its Affiliates for the benefit of the Executive or the benefit of any third party.

9

(d)	Notwithstanding Section 10(a), Executive may make the following disclosures and uses of Confidential Information:

(i)

disclosures to partners, members, executives, officers, managers, directors, attorneys, agents, consultants, or employees of the Company or its Affiliates or their lenders or investors or potential lenders or investors who have a need to know the information in connection with the business of the Company or its Affiliates;

(ii)

disclosures to customers and suppliers when, in the reasonable and good faith belief of Executive, such disclosure is in connection with Executive’s performance of his services under this Agreement and is in the best interests of the Company;

(iii)	disclosures and uses that are approved by the Board;

(iv)

disclosures to a Person that has been retained by the Company to provide services to the Company, and who has a need to know the information in connection with the business of the Company or its Affiliates;

(v)	disclosures for the purpose of complying with any applicable laws or regulatory requirements;

(vi)	disclosures for the purpose of complying with judicial or administrative rules or rules of professional conduct that are binding on Executive;

(vii)	disclosures to the SEC and/or its Office of the Whistleblower or any other Government Agency as set forth in Section 9; or

(viii)

disclosures that Executive is legally compelled to make by deposition, interrogatory, request for documents, subpoena, civil investigative demand, order of a court of competent jurisdiction, or similar process, or otherwise by law; provided, however, that, prior to any such disclosure, Executive shall, to the extent legally permissible:

(A)	provide the Board with prompt notice of such requirements so that the Board may seek a protective order or other appropriate remedy or waive compliance with the terms of this Section 10;

(B)	consult with the Board on the advisability of taking steps to resist or narrow such disclosure; and

(C)

cooperate with the Board (at the Company’s reasonable cost and expense) in any attempt it may make to obtain a protective order or other appropriate remedy or assurance that confidential treatment will be afforded the

10

Confidential Information; and in the event such protective order or other remedy is not obtained, Executive agrees (1) to furnish only that portion of the Confidential Information that is legally required to be furnished and (2) to exercise (at the Company’s reasonable cost and expense) all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

(e)

Upon the expiration of the Employment Period and at any other time upon request of the Company, Executive shall surrender and deliver to the Company all documents (including without limitation electronically stored information) and other material of any nature containing or reflecting any Confidential Information in Executive’s possession and shall not retain any such document or other material, except as provided in Section 9. Within ten (10) days of any such request, Executive shall certify to the Company in writing that all such materials have been returned to the Company.

(f)

“Confidential Information” is all non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the Employment Period (whether during business hours or otherwise and whether on the Company’s premises or otherwise) that relate to the Company’s or any of its Affiliates’ businesses or properties, products or services (including, without limitation, all such information relating to corporate opportunities, business plans, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) that may exist from time-to-time in the areas of power generation or transmission or any other enterprise in which the Company is engaged, or is planning to be engaged to Executive’s knowledge. Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, e-mail, voicemail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type including or embodying any Confidential Information are and shall be the sole and exclusive property of the Company or its Affiliates and be subject to the same restrictions on disclosure applicable to all Confidential Information pursuant to this Agreement.

11

11. Ownership of Intellectual Property.

(a)

Executive hereby acknowledges and agrees that the Company shall exclusively own any and all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, and any and all other intellectual and industrial property or similar propriety rights of any sort throughout the world (“Intellectual Property Rights”) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas, discoveries, methods, work products, improvements, developments, and information, in each case, authored, derived, created, contributed to, made or conceived or reduced to practice or otherwise developed, in whole or in part, whether solely or jointly with others, by Executive during the Employment Period which (i) relate, at the time of authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof, to the Company’s or any of its Affiliates’ actual or reasonably anticipated business or research or development, or (ii) were developed on any amount of the Company’s time or with the use of any of the Company’s or its Affiliates’ equipment, supplies, facilities, Intellectual Property Rights, trade secret information or other Confidential Information (all of the foregoing collectively referred to herein as “Company Intellectual Property”), and Executive will promptly disclose any and all Company Intellectual Property to the Company in writing upon the authorship, conception, contribution, reduction to practice, creation, derivation or other development thereof.

(b)

All such Company Intellectual Property shall be deemed to be “works made for hire” under applicable law (including the Copyright Act of 1976, as amended) on behalf of the Company. To the extent any such Company Intellectual Property is not deemed to be “works made for hire”, Executive agrees to assign and does hereby irrevocably assign to the Company all of Executive’s right, title and interest in, to and under such Company Intellectual Property. Executive hereby agrees to perform, during and after the Employment Period, all reasonable acts deemed necessary or desirable by the Company to assist the Company, without additional compensation to Executive but at the Company’s expense, in obtaining, protecting, perfecting and enforcing its rights throughout the world in the Company Intellectual Property. Such acts may include, but are not limited to, execution of documents and reasonable assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications for registration of Intellectual Property Rights, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other Intellectual Property Rights, and (iii) in other legal proceedings related to the Company Intellectual Property. Executive hereby irrevocably appoints the Company as his attorney-in-fact to execute on his behalf any and all assignments or other documents deemed necessary or desirable by the Company in connection with any of the foregoing acts.

12

12. Defense of Claims. Executive agrees that, during the Employment Period and thereafter, upon reasonable request from the Company, Executive will reasonably cooperate with the Company or its Affiliates in the defense of any claims or actions that may be made by or against the Company or its Affiliates that relate to Executive’s actual or prior areas of responsibility, except as provided in Section 9 or if Executive’s reasonable interests are adverse to the Company or its Affiliate(s), as applicable, in such claim or action. The Company agrees to pay or reimburse Executive for all of Executive’s reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with Executive’s obligations under this Section 12, provided that Executive provides reasonable documentation of same no later than thirty (30) days after incurring such expenses. Reimbursement of expenses under this Section 12 shall be made no later than thirty (30) days after Executive submits all supporting documentation. Executive is not permitted to receive a payment or benefit in lieu of or in exchange for reimbursement under this Section 12. The amount of expenses eligible for reimbursement in one year will not affect the amount of expenses eligible for reimbursement in any other year.

13. Arbitration.

(a)

Subject to Section 13(b), any dispute, controversy or claim between Executive and the Company arising out of or relating to this Agreement or Executive’s employment with the Company will be finally settled by arbitration in San Francisco, California, and in accordance with the rules for the resolution of employment disputes then in effect of, the American Arbitration Association (“AAA”). The arbitration award shall be final and binding on both parties.

(b)

Any arbitration conducted under this Section 13 shall be heard by a single arbitrator (the “Arbitrator”) selected in accordance with the Employment Arbitration Rules of the AAA. The disputing party desiring to initiate arbitration hereunder in connection with any dispute shall provide written notice to the other disputing party, which notice shall set forth the demand for arbitration, and include a statement of the matter underlying the dispute.

(c)

The Arbitrator shall expeditiously (and, if possible, within ninety (90) days after selection) hear and decide all matters concerning the dispute. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power to (i) gather such materials, information, testimony and evidence as he deems relevant to the dispute before him (and each party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction, or to an attorney-client or other privilege), and (ii) grant injunctive relief and enforce specific performance. If he

13

deems necessary, the Arbitrator may propose to the disputing parties that one or more other experts be retained to assist it in resolving the dispute. The retention of such other experts shall require the unanimous consent of the disputing parties, which shall not be unreasonably withheld. Each disputing party, the Arbitrator, and any proposed expert shall disclose to the other disputing party any business, personal or other relationship or affiliation that may exist between such disputing party (or the Arbitrator) and such proposed expert; and any disputing party may disapprove of such proposed expert on the basis of such relationship or affiliation. The decision of the Arbitrator (which shall be rendered in writing) shall be final, non-appealable and binding upon the disputing parties and the parties agree that judgment upon the award may be entered by any court of competent jurisdiction; provided that the parties agree that the Arbitrator and any court enforcing the award of the Arbitrator shall not have the right or authority to award punitive or exemplary damages to any disputing party.

(d)

Each side shall share equally the cost of the arbitration and bear its own costs and attorneys’ fees incurred in connection with any arbitration, and the Arbitrator shall not have the power to award fees or expenses to either party notwithstanding any contrary provisions of the Employment Arbitration Rules of the AAA. Notwithstanding the preceding sentence, if the dispute, controversy or claim arises after a Change in Control and if Executive prevails on at least one material claim the Company shall reimburse the Executive for all reasonable costs and attorneys’ fees incurred.

(e)

Notwithstanding Section 13(a), an application for emergency or temporary injunctive relief by either party shall not be subject to arbitration under this Section 13; provided, however, that the remainder of any such dispute (beyond the application for emergency or temporary injunctive relief) shall be subject to arbitration under this Section 13.

(f)

BY ENTERING INTO THIS AGREEMENT AND ENTERING INTO THE ARBITRATION PROVISIONS OF THIS SECTION 13, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THEY ARE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVING ANY RIGHTS TO A JURY TRIAL.

(g)

Nothing in this Section 13 shall prohibit a party to this Agreement from (i) instituting litigation to enforce any arbitration award, or (ii) joining another party to this Agreement in a litigation initiated by a Person which is not a party to this Agreement.

(h)	Except as required by law, neither party nor its representatives may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the other party.

14

14. Withholdings; Right of Offset. The Company may withhold and deduct from any payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling or (b) any deductions consented to in writing by Executive.

15. Title and Headings; Construction. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all exhibits or attachments referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words “herein,” “hereof,” “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof.

16. Applicable Law; Submission to Jurisdiction. This Agreement shall in all respects be governed and construed according to the laws of the State of California. With respect to any claim or dispute related to or arising under this Agreement, the parties hereby consent to the arbitration provisions of Section 13 above and recognize and agree that should any resort to a court be necessary and permitted under this Agreement, then they consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in San Francisco, California.

17. Entire Agreement and Amendment. This Agreement contains the entire agreement of the parties with respect to the matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof, including the Prior Agreement. For the avoidance of doubt, this Agreement does not supersede any award agreements with respect to equity compensation awards outstanding as of the Effective Date (except as expressly modified by the terms of this Agreement) nor does it supersede the Confidential Information and Invention Assignment Agreement, dated as of October 11, 2013. This Agreement may be amended only by a written instrument executed by both parties hereto.

18. Waiver of Breach. Any waiver of this Agreement must be executed by the party to be bound by such waiver. No waiver by either party hereto of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

19. Assignment. This Agreement is personal to Executive, and neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferred by Executive. The Company may assign this Agreement to any of its Affiliates and to any successor (whether by merger, purchase or otherwise) to all or substantially all of the equity, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

15

20. Affiliates. For purposes of this Agreement, the term “Affiliates” is defined as any person or entity Controlling, Controlled by, under common Control with the Company, or managed by primarily the same executives as those who manage the day to day operations of the Company. The term “Control,” including the correlative term “Controlled By” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any Company or other ownership interest, by contract or otherwise) of a person or entity. For the purposes of the preceding sentence, Control shall be deemed to exist when a person or entity possesses, directly or indirectly, through one or more intermediaries (a) in the case of a corporation more than 50% of the outstanding voting securities thereof; (b) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (c) in the case of any other person or entity, more than 50% of the economic or beneficial interest therein.

21. Notices. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after such notice is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

(1)       If to the Company, addressed to:

  Pattern Energy Group Inc.

  Attn: General Counsel

  1088 Sansome Street

  San Francisco, CA 94111

  Facsimile: (415) 362-7900

(2)       If to Executive, addressed to the most recent address or other applicable contact information contained in the Company’s personnel records.

22. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or e-mail pdf, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

23. Deemed Resignations. Unless otherwise agreed to in writing by the Company and Executive prior to the termination of Executive’s employment, any termination of Executive’s employment shall constitute: (i) an automatic resignation of Executive as an officer of the Company and each Affiliate of the Company, as applicable, (ii) an automatic termination of any powers of attorney granted to Executive by the Company and each Affiliate of the Company, as applicable, and (iii) an automatic resignation of Executive from the Board (if applicable), from the board of directors of any Affiliate of the Company (if applicable), and from the board of directors or any similar governing body of any corporation, limited liability entity or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body Executive serves as the Company’s or such Affiliate’s designee or other representative (if applicable).

16

24. Compliance with Code Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any reimbursements under this Agreement are subject to Section 409A, any such reimbursements payable to Executive shall be paid to Executive no later than December 31 of the year following the year in which the expense was incurred; provided that Executive submits Executive’s reimbursement request promptly following the date the expense is incurred, the amount of expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year, other than medical expenses referred to in Section 105(b) of the Code, and Executive’s right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Except as otherwise permitted under Section 409A, no payment hereunder shall be accelerated or deferred unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A.

25. Separate Payments. Each payment under this Agreement shall be treated as a right to a separate payment for purposes of Section 409A of the Internal Revenue Code.

[Signature page follows]

17

IN WITNESS WHEREOF, Executive and the Company each have caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date.

EXECUTIVE:

/s/ Daniel M. Elkort
Daniel M. Elkort

COMPANY:

Pattern Energy Group Inc.

By:	/s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer

[Signature Page to Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) constitutes the release referred to in that certain Employment Agreement (the “Employment Agreement”) dated as of             , 2019, by and between Daniel M. Elkort (“Executive”) and Pattern Energy Group Inc. (the “Company”).

(a)       For good and valuable consideration, including the Company’s provision of a severance payment to Executive in accordance with Section 6(f)(i) and Section 7(a) of the Employment Agreement, Executive hereby releases, discharges and forever acquits the Company, its Affiliates (as defined in the Employment Agreement) and subsidiaries, the past, present and future stockholders, members, partners, directors, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties” from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Executive’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any state anti-discrimination law; (xii) any state wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters; (xvi) any and all rights, benefits or claims Executive may have under any employment contract, incentive compensation plan or equity plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any equity or other equity compensation agreement between Executive and the Company and (xvii) any claim for compensation or benefits of any kind not expressly set forth in the Employment Agreement or any equity compensation agreement (collectively, the “Released Claims”). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claims for payments under the Employment Agreement, if such payments are payable after the date of this Agreement, (c) any claim of Executive to vested benefits under an employee benefit plan, (d) any rights or health benefits of Executive under the Consolidated Omnibus Budget Reconciliation Act of 1985 or (e) any rights under the Limited Partnership Agreements of Pattern Energy Holdings LP and/or Pattern Energy Group Holdings 2 LP, respectively. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Executive is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph, any and all potential claims of this nature that Executive may have against the

EXHIBIT A

Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Executive is bound by this Agreement. Anyone who succeeds to rights and responsibilities, including but not limited to successors by merger, heirs or the executor of Executive’s estate, is bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which the Executive may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Executive from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission (“EEOC”) or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Executive understands and agrees that Executive is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.

(b)       Notwithstanding anything in this Agreement or otherwise, Executive understands that he has the right under Federal law and the Delaware Whistleblowers’ Protection Act, 19 Del. C. § 1701 et seq. to certain protections for communicating directly with and providing information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC and/or its Office of the Whistleblower or any other federal, state or local governmental authority or self-regulatory organization (“Government Agency”) without notifying the Company. The Company may not retaliate against Executive for any of these activities, and nothing in this Agreement or otherwise requires Executive to waive any monetary award or other payment that he might become entitled to from the SEC or any other Government Agency.

(c)       Executive agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Executive represents that, except as provided in Section (b), Executive has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Executive has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(d)       By executing and delivering this Agreement, Executive acknowledges that:

(i)	He has carefully read this Agreement;

(ii)

He has had at least [twenty-one (21)] [forty-five (45)] days to consider this Agreement before the execution and delivery hereof to the Company [Add if 45 days applies: , and he acknowledges that attached to this Agreement are (1) a list of the positions and ages of those employees selected for termination (or participation in the exit incentive or other employment termination program);

EXHIBIT A

(2) a list of the ages of those employees not selected for termination (or participation in such program); and (3) information about the unit affected by the employment termination program of which his termination was a part, including any eligibility factors for such program and any time limits applicable to such program];

(iii)	He has been and hereby is advised in writing that he may, at his option, discuss this Agreement with an attorney of his choice and that he has had adequate opportunity to do so;

(iv)

He fully understands the final and binding effect of this Agreement; the only promises made to him to sign this Agreement are those stated in the Employment Agreement and herein; and he is signing this Agreement voluntarily and of his own free will, and that he understands and agrees to each of the terms of this Agreement; and

(v)

With the exception of any sums that he may be owed pursuant to the Employment Agreement that are not payable until after the date that he has executed this Agreement, Executive has been paid all wages and other compensation to which he is entitled from all Company Parties and received all leaves (paid and unpaid) to which he was entitled during the Employment Period (as defined in the Employment Agreement).

(e)       Executive acknowledges and agrees that he is aware of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

With full awareness and understanding of the above provisions, Executive hereby waives any and all right he may have under Section 1542, as well as under any other statutes or common law principles of similar effect. Executive intends to, and hereby does, release the Released Parties from claims which he does not presently know or suspect to exist.

(f)       Notwithstanding the initial effectiveness of this Agreement, Executive may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Executive delivers this Agreement to the Company (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Executive and must be delivered to the Chairman of the Board of Directors of Pattern Energy Group Inc. before 11:59 p.m., Eastern Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void ab initio. No consideration shall be paid if this Agreement is revoked by Executive in the foregoing manner.

EXHIBIT A

Executed on this              day of                                     .

Daniel M. Elkort

Pattern Energy Group Inc.

By:
Name:
Title:

EXHIBIT A

SCHEDULE 1

None.

Pattern Energy Enters Agreement to be Acquired by Canada Pension Plan Investment Board November 04, 2019 Exhibit 99.1

Forward Looking Statements PATTERN ENERGY GROUP Inc. Page Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.   Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the Merger.  In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.   Participants in Solicitation The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger.  Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available).  These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Pattern Energy Announces Sale to CPPIB Compelling Shareholder Value All-cash transaction delivers significant, immediate and certain value to Pattern Energy’s shareholders Represents a ~14.8% premium to Pattern Energy's undisturbed share price* An Experienced Investor that Brings Execution Certainty CPPIB is a well-known investor with a proven track record of closing renewable energy acquisitions CPPIB has arranged committed financing for transaction Favorable Transaction Terms Extensive review process Transaction is the result of a robust process by special committee of the Board that we believe culminated in a transaction that delivers value to shareholders Special committee engaged independent legal and financial advisors to assist in reviewing the transaction Transaction unanimously approved by special committee PATTERN ENERGY GROUP Inc. Page *August 9, 2019, the last trading day prior to market rumors regarding a potential acquisition of the Company.

Pattern Energy Transaction Overview PATTERN ENERGY GROUP Inc. Page Pattern Energy Transaction Page + Pattern Development COMBINED Pattern Pro-Forma Company Under CPPIB and Riverstone CPPIB is acquiring 100% of Pattern Energy’s outstanding common shares in an all-cash transaction valued at $26.75 per share Pattern Development Transaction Riverstone to contribute its stake in Pattern Development into the new Pattern in exchange for new Pattern equity and cash CPPIB and Riverstone to Combine Pattern Energy and Pattern Development into an Integrated Renewable Energy Company

Transaction Details PATTERN ENERGY GROUP Inc. Page Transaction Terms CPPIB will acquire 100% of Pattern Energy’s outstanding common shares in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion CPPIB and Riverstone agreed to combine Pattern Energy and Pattern Development into an integrated renewable energy company Financing $2.6 billion of equity from CPPIB $1.0 billion in committed debt financing Go-Shop 35-day go-shop provision Closing Conditions & Timeline Expected to close by Q2 2020 Subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals, and other customary closing conditions Pattern Energy transaction not contingent on Pattern Development transaction Going Private Upon the completion of transaction, Pattern Energy will become a privately held company and shares of Pattern Energy’s common stock will no longer be listed on any public market Pattern Energy will continue paying its quarterly dividend through the transaction close Leadership Pattern Energy’s management team, led by CEO Mike Garland, will lead combined enterprise

CPPIB is a Leading Investor in the Renewable Energy Sector PATTERN ENERGY GROUP Inc. Page CPPIB net assets exceed $400 billion (CAD); long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies One of the largest national pension fund managers in the world; manages the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians ~1,600 employees, headquartered in Toronto, Ontario, with investment offices in key markets in the Americas, Europe, and Asia-Pacific Offers scale and access to capital, with track record of success Transaction reflects the strength of the platform Pattern has built

A Thorough Review Process by the Special Committee Comprehensive review of options The special committee reviewed multiple bids and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields Reviewed multiple bids by multiple parties Multiple parties completed comprehensive due diligence and submitted proposals Formed an independent special committee of the Board to evaluate and negotiate the offers Special committee worked with independent legal and financial advisors that provided a fairness opinion and conducted substantial analyses PATTERN ENERGY GROUP Inc. Page In Shareholders’ interest The special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board of Directors, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders

Special Committee Composed of Independent Directors Led the Review Process PATTERN ENERGY GROUP Inc. Page Alan Batkin, Chair - Mr. Batkin was Vice Chairman of Eton Park Capital Management, LP for 6 years, Vice Chairman of Kissinger Associates, Inc. for 16 years and a Managing Director of Lehman Brothers, Inc. for 18 years. He serves on the boards of Cantel Medical Corp., Omnicom Group, Inc. and Mack-Cali Realty Corporation. Richard Goodman, Director - Mr. Goodman has more than 30 years of financial management experience in senior roles. During his nearly 20 year career at PepsiCo, he served as the company’s CFO as well as its Executive Vice President, Global Operations. Mr. Goodman is currently a director of Adient plc and The Western Union Company, and previously served on the boards of Johnson Controls, Inc., Kindred Healthcare, Inc. and Toys 'R Us, Inc. Douglas Hall, Director - Mr. Hall was a managing director at RBC Capital Markets covering public and private capital raising, mergers and acquisitions support and strategic advisory assignments for diversified industry groups from 1979 until his retirement in 2005. He is currently a director of Stanfield’s and a member of the Advisory Board of Southwest Properties. Patricia Newson, Director - Ms. Newson is currently a director of Wolf Midstream, Inc. Prior to her retirement in 2011, Ms. Newson was President of AltaGas Ltd.’s Utility Division and previously served as President and CEO of AltaGas Utility Group Inc. as well as SVP Finance and CFO of AltaGas Income Trust. Her previous board experience includes the Alberta Electric System Operator, Brookfield Asset Management Inc., Brookfield Residential Properties Inc., the Canadian Gas Association, and Quality Urban Energy Systems of Tomorrow (QUEST), among others. Mona Sutphen, Director - Ms. Sutphen has more than 20 years of experience advising investors on the intersection of geopolitics, policy and markets. Most recently, she was a Partner at Macro Advisory Partners (“MAP”), where she led the firm’s U.S. practice. Prior to joining MAP, Ms. Sutphen was Managing Director at UBS AG, and she previously served as White House Deputy Chief of Staff for Policy for President Obama. Ms. Sutphen is currently a director of Pioneer Natural Resources. Independent Financial Advisors: Evercore and Goldman Sachs Independent Outside Legal Counsel: Paul, Weiss, Rifkind, Wharton & Garrison LLP Special Committee: Met 19 times. Independent special committee retained financial advisors to assist with their review of the transaction Review process: Special committee reviewed multiple bids as part of a thorough process and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields Negotiations: Special committee oversaw multiple rounds of negotiations with CPPIB

Next Steps

Clear path to completion

Proxy Filing
Shareholder Vote
Regulatory Approvals
Customary Closing Conditions
Closing by Q2 2020

PATTERN ENERGY GROUP INC. PAGE 9

Next Steps PATTERN ENERGY GROUP Inc. Page Clear path to completion Proxy Filing Regulatory Approvals Shareholder Vote Customary Closing Conditions Closing by Q2 2020

Exhibit 99.2

FOR IMMEDIATE RELEASE

Pattern Energy Enters Agreement to be Acquired by Canada Pension Plan Investment Board

Pattern Energy Shareholders to Receive $26.75 per Share in Cash; Transaction Enterprise Value of Approximately $6.1 Billion

Canada Pension Plan Investment Board and Riverstone Holdings to Combine Pattern Energy and Pattern Development into an Integrated Renewable Energy Company

Transaction Expected to Close by the Second Quarter of 2020

SAN FRANCISCO, TORONTO, ON, and NEW YORK – November 04, 2019 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) (“Pattern Energy” or “the Company”) and Canada Pension Plan Investment Board (“CPPIB”) today announced they have entered into a definitive agreement, pursuant to which CPPIB will acquire Pattern Energy in an all-cash transaction for $26.75 per share, implying an enterprise value of approximately $6.1 billion, including net debt.

CPPIB and Riverstone Holdings LLC (“Riverstone”) have concurrently entered into an agreement pursuant to which, at or following the completion of the proposed acquisition of Pattern Energy by CPPIB, CPPIB and Riverstone will combine Pattern Energy and Pattern Energy Group Holdings 2 LP (“Pattern Development”) under common ownership, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

Under the terms of the merger agreement, Pattern Energy shareholders will receive $26.75 in cash consideration for each share of Pattern Energy, representing a premium of approximately 14.8% to Pattern Energy’s closing share price on August 9, 2019, the last trading day prior to market rumors regarding a potential acquisition of the Company. The consideration also represents a 15.1% premium to the 30-day volume weighted average price prior to that date.

The Pattern Energy management team, led by Mike Garland, will lead the combined enterprise.

“This agreement with CPPIB and Riverstone provides certain and significant value for Pattern Energy shareholders with an all cash transaction at a very attractive stock price,” said Mike Garland, CEO of Pattern Energy. “Over the years, Pattern Energy has been able to provide shareholders with a consistent dividend and now our shareholders can realize the value embedded in the Company. We believe the proposed transaction reflects the strength of the platform we have built.”

“In reaching this transaction, the Pattern Energy Board of Directors undertook a robust process that we believe culminated in a transaction that delivers value to shareholders,” said Alan Batkin, Chairman of the Pattern Energy Board of Directors. “As part of this process, the Board formed a special committee, composed of independent directors that directed the process at all times, and retained independent legal and financial advisors to assist our review of the transaction and provide a fairness opinion. The special committee reviewed multiple bids as part of a thorough process that involved multiple parties and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields. Based on this review and in light of the transaction structure, the special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders. The transaction delivers significant, immediate and certain value to the Company’s shareholders.”

“Pattern Energy is one of the most experienced renewables developers in North America and Japan with a high-quality, diversified portfolio of contracted operating assets, aligning well with CPPIB’s renewable energy investment strategy and the increasing global demand for low-carbon energy,” said Bruce Hogg, Managing Director, Head of Power and Renewables, CPPIB. “The Pattern Energy management team has a proven track record of identifying and executing development strategies with differentiated competitive advantages. We look forward to working with Pattern Energy and Riverstone to grow the company.”

“We have long been believers in Pattern Energy and have had a successful partnership with the Company since we first invested in it more than 10 years ago,” said Chris Hunt and Alfredo Marti, Partners at Riverstone. “We have worked closely with Mike and the Pattern Energy team to grow the Company from a development startup into a multinational operator and supplier of low cost, renewably sourced energy. We are confident the team will continue to develop world-class wind and solar assets, which will be an important part of our transition to cleaner forms of power generation. We look forward to continuing to support them in driving the Company’s next phase of development.”

Transaction Details

The transaction is expected to close by the second quarter of 2020, subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals, and other customary closing conditions. The Pattern Energy transaction is not contingent upon the completion of the Pattern Development transaction.

Upon the completion of the transaction, Pattern Energy will become a privately held company and shares of Pattern Energy’s common stock will no longer be listed on any public market. Pattern Energy will continue paying its quarterly dividend through the transaction close.

Advisors

Evercore and Goldman, Sachs & Co. LLC are acting as independent financial advisors to Pattern Energy’s special committee, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as independent legal counsel to the special committee.

About Pattern Energy

Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. Pattern Energy’s wind and solar power facilities generate stable long-term cash flows in attractive markets and provide a solid foundation for the continued growth of the business. For more information, visit www.patternenergy.com.

About Pattern Development

Pattern Development is a leader in developing renewable energy and transmission assets. With a long history in wind energy, Pattern Development has developed, financed and placed into operation more than 4,000 MW of wind and solar power projects. A strong commitment to promoting environmental stewardship drives the company’s dedication in working closely with communities to create renewable energy projects. Pattern Development has offices in San Francisco, San Diego, Houston, New York, Toronto, Mexico City, and Tokyo. For more information, visit www.patterndev.com.

About CPPIB

Canada Pension Plan Investment Board (CPPIB) is a professional investment management organization that invests the funds not needed by the Canada Pension Plan (CPP) to pay current benefits in the best interests of 20 million contributors and beneficiaries. In order to build diversified portfolios of assets, CPPIB invests in public equities, private equities, real estate, infrastructure and fixed income instruments. Headquartered in Toronto, with offices in Hong Kong, London, Luxembourg, Mumbai, New York City, San Francisco, São Paulo and Sydney, CPPIB is governed and managed independently of the Canada Pension Plan and at arm’s length from governments. At June 30, 2019, the CPP Fund totalled C$400.6 billion. For more information about CPPIB, please visit www.cppib.com or follow us on LinkedIn, Facebook or Twitter.

About Riverstone Holdings

Riverstone is an energy and power-focused private investment firm founded in 2000 by David M. Leuschen and Pierre F. Lapeyre, Jr. with over $39 billion of equity capital raised to date. Riverstone conducts buyout and growth capital investments in the exploration & production, midstream, oilfield services, power and renewable sectors of the energy industry. With offices in New York, London, Houston and Mexico City, the firm has committed approximately $40 billion to more than 180 investments in North America, South America, Europe, Africa, Asia, and Australia.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Contacts

Pattern Energy

Media Relations

Matt Dallas

917-363-1333

matt.dallas@patternenergy.com

or

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Ed Trissel / Aaron Palash

212-355-4449

Investor Relations

Ross Marshall

416-526-1563

ross.marshall@loderockadvisors.com

CPPIB

Media

Darryl Konynenbelt

Director, Global Media Relations

416-972-8389

dkonynenbelt@cppib.com

Riverstone

Media

Jeffrey Taufield, Daniel Yunger

Kekst

212-521-4800

Exhibit 99.3

TO: All Pattern Employees

FROM: Mike Garland

DATE: November 4, 2019

SUBJECT LINE: Exciting news about Pattern’s future

Team,

Today marks the beginning of an exciting new chapter for Pattern. This morning, we announced that we’ve entered into a definitive agreement under which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt. In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development. Once the transaction closes, Pattern Energy and Pattern Development will be a private integrated renewable energy company, and Pattern Energy’s stock will no longer be listed on any public market.

Reflecting on Pattern’s journey from a development startup to a public company with global operations, I’m incredibly proud of what we have achieved to date. Since our IPO in 2013, we’ve nearly tripled in size while navigating a dynamic and rapidly-evolving industry. Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders and will provide us a number of benefits, including:

•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

•

In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•

We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

Ultimately, we believe that this transaction is in the best interest of shareholders and will enable us to advance our mission of bringing renewable energy to communities. We also believe that CPPIB has access to capital and an investment horizon that will support our business.

CPPIB and Riverstone know our company and the renewable industry well. CPPIB is one of the largest national pension fund managers in the world and has a long track record of investing in the renewable energy space. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown. We believe the transaction reflects the strength of the platform we have built.

While this transaction will bring about a change of ownership, it will not change the culture that drives us every day. CPPIB has great respect for our team and is committed to helping us achieve our goals. I look forward to continuing to serve as CEO of Pattern Energy, and working closely with the rest of our management team to lead the combined enterprise following the completion of the transaction.

Next Steps

We recognize you may have questions and we have series of meetings planned, including a Town Hall today at 10:00 AM PT, to begin answering those questions. As always, please don’t hesitate to reach out to your Manager or HR (Debbie or your Business Partner) with additional questions or for support. You can also send an email to ask.pattern@patternenergy.com with any questions you have about the transaction.

As we move toward completing the transaction, it is important that we speak with one voice. Consistent with our usual policies, please refer all media inquiries to Matt Dallas at (917) 363-1333 or matt.dallas@patternenergy.com.

Please keep in mind that this morning’s announcement is just the first step in this process. The transaction is expected to close by the second quarter of 2020. It remains business as usual. Now more than ever, we are counting on you to stay focused on delivering for our communities. As always, let’s continue to work safely, innovate, and serve our customers, so we can transition the world to renewable energy.

Thank you for your hard work and dedication.

Sincerely,

Mike Garland

Chief Executive Officer

Pattern Energy Group Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE

PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.4

Project Forest Employee FAQ

I.	Transaction overview

1.	What did Pattern announce?

•

We’ve entered into a definitive agreement under which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt. CPPIB and Riverstone Holdings LLC (“Riverstone”) have concurrently agreed to combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world-class development projects and capabilities of Pattern Development. Once the transaction closes, Pattern Energy and Pattern Development will be a private integrated renewable energy company and Pattern Energy’s stock will no longer be listed on any public market.

•	This transaction will provide us a number of benefits, including:

•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

•

In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•

We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

•	Ultimately, we believe this transaction is in the best interest of shareholders and will enable us to advance our mission of bringing renewable energy to communities.

•	In addition, we believe that CPPIB has access to capital and an investment horizon that will support our business.

2.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe this transaction reflects the strength of the platform we have built.

•

CPPIB has a long track record of investing in the renewable energy space. One of the largest national pension fund managers in the world, CPPIB manages the investments of the Canada Pension Plan, the federal pension program for over 20 million Canadian citizens. The funds managed by CPPIB exceed $400 billion (CAD) and are invested in a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies. CPPIB has approximately 1,600 employees and is based in Toronto, Ontario, with investment offices in key markets in the Americas, Europe and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

•

Riverstone Holdings is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

3.	What are the terms of the transaction?

•	As part of the agreement, CPPIB will acquire Pattern Energy in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt.

•

In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•

The $26.75 per share in cash consideration for Pattern Energy represents a premium of approximately 14.8% to Pattern Energy’s closing share price on August 9, 2019, the day prior to market rumors regarding a potential acquisition of the company. The consideration also represents a 15.1% premium to the 30-day volume weighted average price prior to that date.

•	Once the transaction has closed, Pattern Energy’s management team, led by Mike Garland, will lead the combined enterprise.

4.	How did the Board determine that this transaction was in the best interests of Pattern and its stakeholders?

•	Our Board of Directors conducted a thorough review that culminated in a transaction that delivers value to shareholders and will provide us a number of benefits.

•

The Board formed a special committee, composed of independent directors, which directed the process at all times, and retained independent legal and financial advisors to assist with their review of the transaction and provide a fairness opinion.

•

The special committee reviewed multiple bids as part of a thorough process that involved multiple parties and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields.

•

Based on this review and in light of the transaction structure, the special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board of Directors, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders.

5.	When will the transaction be completed? What happens between now and then?

•	The transaction announcement is just the first step in this process.

•	We expect the transaction to close by the second quarter of 2020.

•	The transaction is also subject to Pattern Energy shareholder approval, receipt of required regulatory approvals and other customary closing conditions.

•

In the meantime, it remains business as usual. Pattern Energy is continuing to trade on the NASDAQ Stock Market and the Toronto Stock Exchange and we are operating our renewable fleet around the world. Pattern Development is also operating independently and continuing its development of projects.

6.	What does the transaction mean for Pattern Development?

•

At the time CPPIB’s proposed acquisition of Pattern Energy is completed or immediately following, CPPIB and Riverstone will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•

Between now and close, it remains business as usual. Pattern Development is operating independently and continuing its development of projects, while Pattern Energy operates its renewable fleet around the world.

•	We look forward to working together to grow our company.

7.	What are the benefits of this transaction? How will being a private company benefit Pattern Energy?

•	As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

•

In addition, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

•

We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company.

II.	Transition / Employee Matters

8.	What does this transaction mean for the Company?

•	CPPIB and Riverstone know our company and the renewable industry well, and they value the role our employees play in our success.

•	We believe this transaction reflects the strength of the platform we have built, and we are excited about the benefits we expect it to create for our team.

•	While this transaction will bring about a change of ownership, it will not change the culture that drives us every day.

•	Please know that our fundamental business model, scale, and plans do not change.

•	We look forward to continuing to execute on our 2019 Corporate, Department and 2020 goals and objectives with CPPIB’s additional support and resources.

•

In addition, we believe the move to a single, integrated private company will greatly simplify our business, eliminate inefficient intercompany administrative processes, and achieve a “team first” alignment and unification of our goals and culture.

9.	Will this transaction impact jobs?

•

The move from a two-company structure (Pattern Energy and Pattern Development) to a private company may impact a few groups that focus primarily on functions associated with our status as a publicly traded company.

•

To that end, we do not expect immediate job impacts for most groups. We do anticipate some minor job impacts to groups focused on our public company structure if the transaction does close, and we will be speaking with potentially impacted groups or individuals immediately. Your manager will be able to tell you if there are any potential impacts within your group.

•	Please keep in mind that we are still early in the transition process, and we will be speaking with these individuals as we have more information regarding the go-forward plan.

•	Rest assured, we are committed to supporting our team and treating all team members with respect and dignity through this transition.

10.	Who will lead the combined Pattern Energy and Pattern Development?

•	Our existing management team, led by Mike Garland, will lead the combined enterprise. The strength of our management team was a key factor driving investor interest in our business.

11.	What changes should we expect today, if anything?

•	Today’s announcement is just the first step in this process. The transaction is expected to close by the second quarter of 2020.

•	Until the transaction closes, it is business as usual and you should not expect any immediate changes to your day-to-day responsibilities.

•	We are committed to keeping you updated as we move toward completing the transaction.

12.	Will there be any facility closures / consolidations?

•	We do not anticipate any changes to our facilities or projects as a result of this transaction.

13.	How will having a Canadian owner impact our operations, culture and daily responsibilities?

•	While this transaction will bring about a change of ownership, it will not change the culture that drives us every day.

•

CPPIB has great respect for our team and is committed to helping us achieve our goals. Following the close of the transaction, our management team, led by Mike Garland, will lead the combined enterprise.

•

While we can expect CPPIB to bring its own perspectives to Board-level decisions once the transaction is completed, you should not expect any immediate changes to your daily responsibilities as a result of this change in ownership.

14.	Will this transaction impact new recruits / hires?

•	As always, we intend to honor employee commitments we have made.

•	If you feel this announcement could impact a current recruiting activity, you should discuss this with your manager or HR business partner.

I.	Other FAQ topics

15.	Who can I refer additional questions to?

•	As always, please don’t hesitate to reach out to your Manager or HR (Debbie or your Business Partner) with additional questions or for support.

•

Additionally, you can feel free to reach out John Bodt (transaction lead), Jamale Carlyle (transition and integration lead), or Debbie McAdam (for HR and communication matters) if you have more specific questions. You can also send an email to ask.pattern@patternenergy.com with any questions you have about the transaction.

16.	What should I do if I am contacted by someone outside the Company?

•

As we move toward completing the transaction, it is important that we speak with one voice. Consistent with our usual policies, only authorized spokespeople are permitted to discuss the transaction publicly.

•	Please refer all media inquiries to Matt Dallas at (917) 363-1333 or matt.dallas@patternenergy.com.

•	As always, employees are prohibited from discussing any details of the transaction beyond what we have provided in our public press release or other public filings with anyone outside the Company.

17.	What do we tell our suppliers / partners / property owners / offtakers?

•

You can assure our suppliers / partners / property owners / offtakers that it is business as usual. We are continuing to work with all of our stakeholders as we always have, and all company contacts remain the same.

•

For our offtakers in particular, we are excited about what this transaction means for our ability to transition the world to renewable energy. As a combined, private company, we will be able to invest even more into development and the expansion of our operations, protecting the environment and strengthening the communities in which we operate.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.5

Speaker: Mike Garland

Slides 4-5 (Pattern Values-2020 Vision)

•

Hello to my close friends and colleagues at GPI. Thank you for taking the time to join this meeting today. Before we begin, I want to emphasize from the start that nothing I am about to discuss will materially change who we are or what we do. Our mission, our values and our business objectives will not change. We will still develop, construct, finance, own and operate wind, solar, storage and transmission assets.

•	With that, you may have already seen the announcement that Pattern Energy has agreed to be acquired by Canada Pension Plan Investment Board – or “CPPIB.”

•

In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings will combine Pattern Energy and Pattern Development. This will bring together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•	I apologize for not doing this live, but you are in good hands with Mark, who can answer any questions you may have.

•

Before I begin, I want to acknowledge that we would not be here today if we did not live by our mission and the values of our company. As always, we are driven by our core values of Pride of Ownership and Follow Through, Creative Spirit and Energy and Team First Before Self. I am very grateful that GPI has also embodied those same core values.

•

These values are vital to our past and future success because they remind us of how to get the right results with the right behaviors. Importantly, our commitment to these values will not change as we move forward.

•

Additionally, while this transaction will bring about a change of ownership, please know that our strategic focus is not changing. We are continuing to execute on our Vision 2020 with the additional support and resources of our new owners.

•	With that, let me start by providing an overview of the transaction, then discuss next steps and what we expect from you starting today and going forward.

Slide 6 (Transaction Overview)

•	Let me provide an overview of the transaction.

•

We have entered into a definitive agreement, under which CPPIB will acquire Pattern Energy in an all-cash transaction for $26.75 per share, implying an enterprise value of approximately $6.1 billion, including net debt.

•

The $26.75 per share in cash consideration for Pattern Energy represents a premium of approximately 14.8% to Pattern Energy’s closing share price on August 9, 2019, the last trading day prior to market rumors regarding a potential acquisition of the Company. The consideration also represents a 15.1% premium to the 30-day volume weighted average price prior to that date.

•

In addition, simultaneous with the close of the acquisition of Pattern Energy, CPPIB and Riverstone intend to combine Pattern Energy and Pattern Development. As you may know, after our IPO in 2013, we became two separate legal entities: Pattern Energy, which operates our renewable energy power projects, and Pattern Development, which is our development platform.

•

Pattern Development’s investors will merge their interest into the combined Pattern company and Riverstone, who manages Pattern Development for these investors, will continue to be part of the new ownership and will have members of the Board along with CPPIB.

Slide 7 (CPPIB is a Leading Investor in the Renewable Energy Sector)

•	So, who are CPPIB and Riverstone?

•

CPPIB has a long track record of investing in the renewable energy space. CPPIB is one of the largest national pension fund managers in the world. It manages the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians

•

CPPIB’s net assets exceed $400 billion (CAD). It is a long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies

•	Suffice it to say, CPPIB knows our company and the renewable industry well. It offers us scale and access to capital and brings a track record of success.

•	Importantly, CPPIB has a great deal of respect for our team and is committed to helping us achieve our goals.

•

And Riverstone, which currently owns a large stake in Pattern Development, is an energy focused private equity fund manager with $39 billion invested across the energy industry. As many of you know, Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

•	We believe the transaction reflects the strength of the platform we have built and the next step in Pattern’s bright future.

Slide 9 (Advancing our Business)

•	A big part of what makes us excited about this transaction is how it will help us advance our business.

•	Fundamentally, this transaction is about building on all of the attributes that have enabled Pattern’s rapid growth and significant achievements to date.

•

First, we will be able to invest even more of the significant cash that the Company generates into the expansion of our operations as a result of no longer having to make quarterly dividend payments to our public shareholders. As you know, we have had a high payout ratio, that is, nearly all of the cash available to us after expenses goes to making dividend payments. This cash flow will now be available to reinvest into our business.

•

In addition, CPPIB brings significant access to opportunities and industry expertise that will enable us to continue investing in development projects, while enhancing our ability to protect the environment and strengthen the communities in which we operate.

•	In addition, we believe that CPPIB has access to capital and an investment horizon that will support our business.

•	I want to emphasize that our team will continue to be an important part of Pattern’s success. The talent of our team was one of the many reasons CPPIB was attracted to Pattern.

•

To that end, I look forward to continuing to serve as CEO of Pattern Energy, and working closely with Mark and the GPI management team to oversee the Japanese business following the completion of the transaction.

•	Once again, this transaction will not change the culture that drives us every day. In other words, Pattern will continue to operate much as it does today.

Thank You / Closing

•

With that said, I’d like to take a step back and ask you to think about why we’re here today – it’s because of all of you. GPI has become a core part of the Pattern business and I thank you for the efforts to date and look forward to continue growing together in the future.

•	It’s clear to me that our future in Japan is bright, and it’s in large part due to your hard work and dedication to our mission.

•	Thank you all, and let’s keep up the great work.

•	With that, I will let Mark take it from here. Please feel free to direct any questions you may have to him.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.6

SUBJECT: Exciting news about Pattern’s future

Dear Valued Offtaker,

I’m reaching out to share some exciting news about the future of our company. Today, we announced that Pattern Energy has entered into a definitive agreement to be acquired by Canada Pension Plan Investment Board (“CPPIB”). In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

Reflecting on Pattern’s journey from a development startup to a public company with global operations, I’m incredibly proud of what Pattern has achieved to date. Since our IPO in 2013, we’ve nearly tripled in size while navigating a dynamic and rapidly-evolving industry. Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders. We are now entering this transaction, which we believe is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

CPPIB and Riverstone know our company and the renewable industry well. CPPIB is one of the largest national pension fund managers in the world and has a long track record of investing in the renewable energy space. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown. We believe the proposed transaction reflects the strength of the platform we have built. In addition, we believe that CPPIB has access to capital and an investment horizon that will support our business. Simply put, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

We’re excited about what this transaction means for our efforts to transition the world to renewable energy and believe that the benefits of the transaction will make us an even stronger partner for you. In addition, we will have an enhanced ability to generate renewable energy, protect the environment and strengthen the communities in which we operate.

While this transaction will bring about a change of ownership, it will not change the culture that drives us every day. I look forward to continuing to serve as CEO of Pattern Energy, and working closely with the rest of the management team to lead the combined enterprise following the completion of the transaction.

Next Steps

Please keep in mind that this morning’s announcement is just the first step in this process. The transaction is expected to close by the second quarter of 2020, subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals and other customary closing conditions.

Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual. We are continuing to work with you as we always have and your company contact will remain the same. Please feel free to reach out to your regular Pattern representative with any questions you may have.

As we enter this new chapter, Pattern Energy remains committed to working closely with you as we work to build a renewable energy future for the communities we serve. Thank you for your continued partnership and support.

Sincerely,

Mike Garland

Chief Executive Officer

Pattern Energy Group Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.7

Frequently Asked Questions for Offtakers

1.	What was announced?

•	We have entered into a definitive agreement pursuant to which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy.

•

In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•	We believe this transaction is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

•	While our ownership structure is changing, the culture that drives us every day remains the same.

•	The Pattern Energy management team, led by Mike Garland, will continue to lead the combined enterprise after we complete the transaction.

2.	Why are you entering this agreement now?

•	We are incredibly proud of what Pattern has achieved to date, as we have grown from a development startup to a public company with global operations.

•	Thanks to the support of our offtakers, we’ve nearly tripled in size since our IPO in 2013, while navigating a dynamic and rapidly-evolving industry.

•	Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders.

•	We are now entering this transaction, which we believe is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

3.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe the proposed transaction reflects the strength of the platform we have built.

•

CPPIB is one of the largest national pension fund managers in the world, managing the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians. CPPIB’s net assets exceed $400 billion (CAD). It is long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies.

•

CPPIB has approximately 1,600 employees and is based in Toronto, Ontario with investment offices in key markets in the Americas, Europe, and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

•

Riverstone is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

4.	When will the transaction be completed? What are the next steps?

•	Today’s announcement is just the beginning of the process.

•	We expect the transaction to close by the second quarter of 2020.

•	It is subject to approval by Pattern Energy shareholders, receipt of the required regulatory approvals and the satisfaction of other customary closing conditions.

•	Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual.

5.	How will offtakers benefit from the transaction?

•	We’re excited about what this transaction means for our efforts to transition the world to renewable energy.

•	We also believe that the benefits of the transaction will make us an even stronger partner for you.

•

For example, as an integrated and private company, we will be able to invest even more into development and the expansion of our operations. In addition, we will have an enhanced ability to generate renewable energy, protect the environment and strengthen the communities in which we operate.

6.	Will there be any changes to offtaker relationships or contracts after the transaction closes?

•	It remains business as usual and all contracts are being honored.

•	We are continuing to work with you as we always have and your company contact will remain the same.

7.	Will my company representative change?

•	We do not expect changes to company representatives as a result of this announcement.

•	You can continue to work with your normal Pattern Energy contact.

8.	Where can I find more information about the transaction?

•	We will continue to keep you informed as we move forward.

•	We are available as always and encourage you to reach out to your regular Pattern Energy representation with any questions you may have.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.8

SUBJECT: Exciting news about Pattern’s future

Dear Valued Property Owner,

You are an important partner to Pattern, so I wanted to make sure you heard directly from me about our announcement that Pattern Energy and Pattern Development are being acquired. We want to make sure you understand what is happening and what it means for you.

First, some details on the transaction. Pattern Energy has entered into a definitive merger agreement to be acquired by Canada Pension Plan Investment Board (“CPPIB”). In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development under common ownership, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

Reflecting on Pattern’s journey from a development startup to a public company with global operations, I’m incredibly proud of what Pattern has achieved to date. Since our IPO in 2013, we’ve nearly tripled in size while navigating a dynamic and rapidly-evolving industry. Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders. We are now entering this transaction, which we believe is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

CPPIB and Riverstone know our company and the renewable industry well. CPPIB is one of the largest national pension fund managers in the world and has a long track record of investing in the renewable energy space. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

We’re excited about what this transaction means for our efforts to transition the world to renewable energy. We also believe that the benefits of the transaction will make us an even stronger partner for you.

While this transaction will bring about a change of ownership, it is important to know that it will not change the culture that drives us every day. I look forward to continuing to serve as CEO of Pattern, and working closely with the rest of the management team to lead the combined company following the completion of the transaction.

Next Steps

For you and the other property owners we work with, nothing is changing immediately. It is business as usual for us. Pattern Energy and Pattern Development will continue operating independently until the transaction closes, which is expected to occur by the second quarter of 2020.

In short, we are continuing to work with you as we always have and your company contact will remain the same. Please feel free to reach out to your regular Pattern Energy representative with any questions you may have.

We value our relationship with you, as we enter this new chapter and work to build a renewable energy future for the communities we serve. Thank you for your continued partnership and support.

Sincerely,

Mike Garland

Chief Executive Officer

Pattern Energy Group Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.9

Frequently Asked Questions for Property Owners

1.	What was announced?

•	We have entered into a definitive agreement pursuant to which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy.

•

In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•	We believe this transaction is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

•	While our ownership structure is changing, it is important to know that the culture that drives us every day remains the same.

•	The Pattern Energy management team, led by Mike Garland, will continue to lead the combined enterprise after we complete the transaction.

2.	Why are you entering this agreement now?

•	We are incredibly proud of what Pattern Energy has achieved to date, as we have grown from a development startup to a public company with global operations.

•	Thanks to the support of the property owners that we partner with, we’ve nearly tripled in size since our IPO in 2013, while navigating a dynamic and rapidly-evolving industry.

•

Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders. We are now entering this transaction, which we believe is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

3.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe the proposed transaction reflects the strength of the platform we have built.

•

CPPIB is one of the largest national pension fund managers in the world, managing the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians. CPPIB’s net assets exceed $400 billion (CAD). It is long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies.

•

CPPIB has approximately 1,600 employees and is based in Toronto, Ontario with investment offices in key markets in the Americas, Europe, and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

•

Riverstone is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

4.	When will the transaction be completed? What are the next steps?

•

For you and the other property owners we work with, nothing is changing immediately. It’s business as usual for us. Pattern Energy and Pattern Development will continue operating independently until the transaction closes, which is expected to occur by the second quarter of 2020.

•	In short, we are continuing to work with you as we always have and your company contact will remain the same.

5.	How will the transaction benefit property owners?

•	We’re excited about what this transaction means for our efforts to transition the world to renewable energy.

•	We also believe that the benefits of the transaction will make us an even stronger partner for our property owners.

6.	What should property owners expect between now and close?

•

For you and the other property owners we work with, nothing is changing immediately. It’s business as usual for us. Pattern Energy and Pattern Development will continue operating independently until the transaction closes, which is expected to occur by the second quarter of 2020.

•	In short, we are continuing to work with you as we always have and your company contact will remain the same.

•

Please feel free to reach out to your regular Pattern Energy representative with any questions you may have. We value our relationship with you, as we enter this new chapter and work to build a renewable energy future for the communities we serve.

7.	Will my company representative change?

•	We do not expect changes to company representatives as a result of this announcement.

•	You can continue to work with your normal Pattern Energy contact.

8.	Where can I find more information about the transaction?

•	We will continue to keep you informed as we move forward.

•	We are available as always and encourage you to reach out to your regular Pattern Energy representation with any questions you may have.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.10

SUBJECT: Exciting news about Pattern’s future

Dear Valued Business Partner,

I’m reaching out to share some exciting news about the future of our company. Today, we announced that Pattern Energy has entered into a definitive merger agreement to be acquired by Canada Pension Plan Investment Board (“CPPIB”). In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

Reflecting on Pattern’s journey from a development startup to a public company with global operations, I’m incredibly proud of what Pattern has achieved to date. Since our IPO in 2013, we’ve nearly tripled in size while navigating a dynamic and rapidly-evolving industry. Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders. We are now entering this transaction, which we believe is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

CPPIB and Riverstone know our company and the renewable industry well. CPPIB is one of the largest national pension fund managers in the world and has a long track record of investing in the renewable energy space. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown. We believe the proposed transaction reflects the strength of the platform we have built. In addition, we believe that CPPIB has access to capital and an investment horizon that will support our business. Simply put, CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business.

We’re excited about what this transaction means for our efforts to transition the world to renewable energy and believe that the benefits of the transaction will make us an even stronger partner for you. For example, as an integrated and private company, Pattern Energy and Pattern Development will be able to invest even more of our cash flow into our development activities and the expansion of our operations. In addition, we will have an enhanced ability to generate renewable energy, protect the environment and strengthen the communities in which we operate.

While this transaction will bring about a change of ownership, it will not change the culture that drives us every day. I look forward to continuing to serve as CEO of Pattern, and working closely with the rest of the management team to lead the combined enterprise following the completion of the transaction.

Next Steps

Please keep in mind that this morning’s announcement is just the first step in this process. The transaction is expected to close by the second quarter of 2020, subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals and other customary closing conditions.

Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual. We are continuing to work with you as we always have and your company contact will remain the same.

Please feel free to reach out to your regular Pattern representative with any questions you may have.

As we enter this new chapter, Pattern Energy remains committed to working closely with our suppliers and partners to drive our mutual success. Thank you for your continued partnership and support.

Sincerely,

Mike Garland

Chief Executive Officer

Pattern Energy Group Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.11

Frequently Asked Questions for Suppliers / Partners

1.	What was announced?

•	We have entered into a definitive agreement under which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy.

•

In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•	We believe this transaction is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

•	While our ownership structure is changing, the culture that drives us every day remains the same.

•	The Pattern Energy management team, led by Mike Garland, will continue to lead the combined enterprise of the business after we complete the transaction.

2.	Why are you entering this agreement now?

•	We are incredibly proud of what Pattern Energy has achieved to date, as we have grown from a development startup to a public company with global operations.

•	Thanks to the support of our suppliers and partners, we’ve nearly tripled in size since our IPO in 2013, while navigating a dynamic and rapidly-evolving industry.

•	Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders.

•	We are now entering this transaction, which we believe is in the best interest of our shareholders and will enable us to advance our vision of bringing renewable energy to communities.

3.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe the proposed transaction reflects the strength of the platform we have built.

•

CPPIB is one of the largest national pension fund managers in the world, managing the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians. CPPIB’s net assets exceed $400 billion (CAD). It is long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies.

•

CPPIB has approximately 1,600 employees and is based in Toronto, Ontario with investment offices in key markets in the Americas, Europe, and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

•

Riverstone is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

4.	When will the transaction be completed? What are the next steps?

•	Today’s announcement is just the beginning of the process

•	We expect the transaction to close by the second quarter of 2020.

•	It is subject to approval by Pattern Energy shareholders, receipt of the required regulatory approvals and the satisfaction of other customary closing conditions.

•	Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual.

5.	How will the transaction benefit business suppliers and partners?

•	We’re excited about what this transaction means for our efforts to transition the world to renewable energy.

•	We also believe that the benefits of the transaction will make us an even stronger partner for you.

•

For example, as an integrated and private company, we will be able to invest even more into development and the expansion of our operations. In addition, we will have an enhanced ability to generate renewable energy, protect the environment and strengthen the communities in which we operate.

6.	What should business suppliers and partners expect between now and close?

•	Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual.

•	We are continuing to work with you as we always have.

•	Your company contact will remain the same and you can continue to reach out to your Pattern Energy representative like you always have.

•	As we enter this new chapter, Pattern Energy remains committed to working closely with our suppliers and partners to drive our mutual success.

7.	Will there be any changes to supplier and partner relationships or contracts after the transaction closes?

•	It remains business as usual and all contracts are being honored.

•	We are continuing to work with you as we always have and your company contact will remain the same.

8.	Will my company representative change?

•	We do not expect changes to company representatives as a result of this announcement.

•	You can continue to work with your normal Pattern Energy contact.

9.	Where can I find more information about the transaction?

•	We will continue to keep you informed as we move forward.

•	We are available as always and encourage you to reach out to your regular Pattern Energy representation with any questions you may have.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Exhibit 99.12

Date: November 4, 2019 Topic: Pattern Energy to be Acquired by CPPIB Audience: Pattern Employees

What you need to know

•  We’ve entered into a definitive agreement under which Canada Pension Plan Investment Board will acquire Pattern Energy.

•  In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings intend to combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•  Between now and closing, which is expected by the second quarter of 2020, it is business as usual.

Why are we going private?

•  We believe this transaction is in the best interest of shareholders and will enable us to advance our mission of bringing renewable energy to communities.

•  As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations.

•  CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to expand our business.

•  We will be positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, and enable significant simplifications to the business by operating as a single private company.

It’s business as usual

•  For most of our team, it is business as usual.

•  While this transaction will bring about a change of ownership, it will not change the culture that drives us every day.

Questions to ask for understanding

•  Do you understand that nothing is changing initially; likewise, there is no immediate impact on your job or your ongoing goals and responsibilities?

•  Do you understand that you will continue to be paid per usual?

•  Do you understand that this transaction is about building on all of the attributes that have enabled Pattern’s rapid growth and significant achievements to date?

Who do I contact with questions?

•  As always, reach out to your Manager or HR (Debbie or your Business Partner) with additional questions or for support. You can also send an email to ask.pattern@patternenergy.com with any questions you have about the transaction.

Consistent with our usual policies, please refer all media inquiries to Matt Dallas at (917) 363-1333 or matt.dallas@patternenergy.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

TOWN HALL November 4, 2019 Exhibit 99.13

Forward Looking Statements Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.   Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the Merger.  In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.   Participants in Solicitation The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger.  Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available).  These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Pattern Values Creative Spirit and Energy Pride of Ownership and Follow Through Team First Before Self

2020 Vision

Transitioning the World to Renewable Energy

Best Place to Work

Be a Top Competitor

Double Our Size

PATTERN ENERGY GROUP INC. PAGE 5

2020 Vision Best Place to Work Double Our Size Be a Top Competitor Transitioning the World to Renewable Energy

Pattern Energy Transaction Overview PATTERN ENERGY GROUP Inc. Page Pattern Energy Transaction Page + Pattern Development COMBINED Pattern Pro-Forma Company Under CPPIB and Riverstone CPPIB is acquiring 100% of Pattern Energy’s outstanding common shares in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion, including net debt Pattern Development Transaction Riverstone to contribute its stake in Pattern Development into the new Pattern in exchange for new Pattern equity and cash CPPIB and Riverstone to Combine Pattern Energy and Pattern Development into an Integrated Renewable Energy Company

Transaction reflects the strength of the platform Pattern has built CPPIB is a Leading Investor in the Renewable Energy Sector CPPIB net assets exceed $400 billion (CAD); long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies One of the largest national pension fund managers in the world; manages the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians ~1,600 employees, headquartered in Toronto, Ontario, with investment offices in key markets in the Americas, Europe, and Asia-Pacific Offers scale and access to capital, with track record of success

A Thorough Review Process by the Special Committee Comprehensive review of options The special committee reviewed multiple bids and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields Reviewed multiple bids by multiple parties Multiple parties completed comprehensive due diligence and submitted proposals Formed an independent special committee of the Board to evaluate and negotiate the offers Special committee worked with independent legal and financial advisors that provided a fairness opinion and conducted substantial analyses PATTERN ENERGY GROUP Inc. Page In Shareholders’ interest The special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board of Directors, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders

Advancing Our Business Building on progress Pattern has made since IPO As an integrated renewable energy company, the combined Pattern Energy and Pattern Development will be well positioned to increase our competitive position, maintain our high-quality, diversified portfolio of contracted operating assets, as well as enable significant simplifications to the business by operating as a single private company. Providing access to capital CPPIB has access to capital and an investment horizon that will support our business. Partnering with experienced investors CPPIB and Riverstone bring significant access to opportunities and industry expertise that will enable Pattern Energy and Pattern Development to continue investing in development projects and expand our business. Investing further in development and operations As a private company, we will be able to invest even more of our cash flow into our development activities and the expansion of our operations. Enhancing Pattern’s ability to drive growth, protect environment and strengthen communities globally

Next Steps Transaction expected to close by the second quarter of 2020, subject to: Pattern Energy shareholder approval regulatory approvals other customary closing conditions We’ll provide regular updates on our progress on the Current In the meantime, Pattern Energy is continuing to trade on NASDAQ and TSX, and Pattern Development is operating as an independent entity Announcement is first step in a process

Business as Usual Continue to work safely Keep executing on Vision 2020 and Company goals Remain focused on delivering for our communities Stay focused on your day-to-day responsibilities Do not share sensitive / confidential information with anyone outside Pattern Reach out to Debbie or your Business Partner with additional questions or for support You can also send an email to AskPattern@patternenergy.com with any questions you have about the transaction. Refer all media inquiries to Matt Dallas at (917) 363-1333 or matt.dallas@patternenergy.com

Questions?